As filed with the Securities and Exchange Commission on June 27, 2006
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                                                    1933 Act File No. 333-132639
                                                     1940 Act File No. 811-21876

             U.S. SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C. 20549

                             FORM N-2


(Check appropriate box or boxes)

[ ]  REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
[X]  Pre-Effective Amendment No. 2
[ ]  Post-Effective Amendment No. _

and

[ ]  REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
[X]  Amendment No. 2

         First Trust Tax-Advantaged Preferred Income Fund
  Exact Name of Registrant as Specified in Declaration of Trust

     1001 Warrenville Road, Suite 300, Lisle, Illinois 60532
 Address of Principal Executive Offices (Number, Street, City, State, Zip Code)

                          (630) 241-4141
        Registrant's Telephone Number, including Area Code

                      W. Scott Jardine, Esq.
                   First Trust Portfolios L.P.
                 1001 Warrenville Road, Suite 300
                      Lisle, Illinois 60532
 Name and Address (Number, Street, City, State, Zip Code) of Agent for Service

                   Copies of Communications to:

      Eric F. Fess, Esq.                            Stephen T. Adams
    Chapman and Cutler LLP                         Goodwin Procter LLP
    111 West Monroe Street                           Exchange Place
   Chicago, Illinois  60603                   Boston, Massachusetts  02109

Approximate Date of Proposed Public Offering: As soon as practicable after the effective date of this Registration Statement

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If any of the securities being registered on this form are offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box. [ ]

It is proposed that this filing will become effective (check appropriate box)

     [ ] when declared effective pursuant to section 8(c)

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CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933
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------------------------- ---------------------- ----------------------- ---------------------- -----------------------
                                                    Proposed Maximum        Proposed Maximum
  Title of Securities         Amount Being           Offering Price        Aggregate Offering         Amount of
    Being Registered           Registered               Per Unit                Price(1)          Registration Fee(2)
------------------------- ---------------------- ----------------------- ---------------------- -----------------------
  Common Shares, $0.01                                   $20.00                   $                       $
       par value
------------------------- ---------------------- ----------------------- ---------------------- -----------------------

(1) Estimated solely for the purpose of calculating the registration fee.

(2) $2.14 of which has been previously paid.

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until the Registration Statement shall become effective on such dates as the Commission, acting pursuant to said Section 8(a), may determine.

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                              SUBJECT TO COMPLETION
                   PRELIMINARY PROSPECTUS DATED JUNE 27, 2006

PROSPECTUS
----------

                                          SHARES

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND

                                  COMMON SHARES

                                -----------------

     The Fund. First Trust Tax-Advantaged Preferred Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company.

     Investment Objectives. The Fund's primary investment objective is to seek current income. The Fund seeks capital preservation as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

     Investment Strategy. Under normal market conditions, the Fund will invest at least 80% of its managed assets in preferred securities that the Sub-Adviser (as defined below) believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund. This treatment consists of dividends from the Fund which are characterized as "qualified dividend income" to individuals and, with respect to a majority of such dividends, are eligible for the "dividends received deduction," which is available to corporate shareholders. Investors who meet holding period and other requirements may be eligible to receive the benefit of this favorable tax treatment. See "The Fund's Investments--Investment Objectives and Policies" for a description of holding period requirements.


      No Prior History. BECAUSE THE FUND IS NEWLY ORGANIZED, ITS SHARES HAVE NO HISTORY OF PUBLIC TRADING. SHARES OF CLOSED-END INVESTMENT COMPANIES FREQUENTLY TRADE AT A DISCOUNT FROM THEIR NET ASSET VALUE. THIS RISK MAY BE GREATER FOR INVESTORS EXPECTING TO SELL THEIR SHARES IN A RELATIVELY SHORT PERIOD AFTER COMPLETION OF THE PUBLIC OFFERING. The Fund's common shares have been approved for listing on the American Stock Exchange, subject to notice of issuance, under the symbol "FPI."


     Investment Adviser and Sub-Adviser. First Trust Advisors L.P. ("First Trust Advisors" or the "Adviser") will be the Fund's investment adviser and will be responsible for selecting and supervising the Sub-Adviser (as defined below), the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical and bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation. Stonebridge Advisors, LLC ("Stonebridge" or the "Sub-Adviser"), an affiliate of First Trust Advisors, will be the Fund's Sub-Adviser.
                                              (continued on the following page)

     INVESTING IN THE FUND'S COMMON SHARES INVOLVES CERTAIN RISKS THAT ARE DESCRIBED IN THE "RISKS" SECTION BEGINNING ON PAGE 25 OF THIS PROSPECTUS.

                             ----------------------
                             PRICE $20.00 PER SHARE
                             ----------------------
                                                         PER SHARE    TOTAL (1)
                                                         ---------    ---------
     Public offering price............................     $20.00        $
     Sales load.......................................      $0.90        $
     Estimated offering costs (2) (3).................      $0.04        $
     Proceeds, after expenses, to the Fund............     $19.06        $

                                                       (notes on following page)

     Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

     The common shares will be ready for delivery on or about , 2006.
                                -----------------

RBC CAPITAL MARKETS                                          FERRIS, BAKER WATTS
                                                                 INCORPRATED

BB&T CAPITAL MARKETS                                     KEYBANC CAPITAL MARKETS

STIFEL NICOLAUS                                   WEDBUSH MORGAN SECURITIES INC.

                             WELLS FARGO SECURITIES

                                -----------------

                 The date of this prospectus is      , 2006.


THE INFORMATION IN THIS PROSPECTUS IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL THESE SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS PROSPECTUS IS NOT AN OFFER TO SELL THESE SECURITIES AND IT IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.

(continued from previous page)


     First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $25 billion in assets which it managed or supervised as of May 31, 2006. Stonebridge had approximately $273 million of assets which it managed or supervised as of May 31, 2006. See "Management of the Fund" in this prospectus and "Investment Adviser" and "Sub-Adviser" in the Fund's Statement of Additional Information (the "SAI").


     Leverage. The Fund intends to seek to enhance the level of its current distributions through the use of financial leverage. The Fund may utilize leverage through the issuance of preferred shares of beneficial interest ("Preferred Shares"), commercial paper or notes and/or borrowings, up to a maximum aggregate amount of 33-1/3% of the Fund's Managed Assets after such issuance and/or borrowing. "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability. The issuance of these instruments, which would be senior to the Fund's common shares, will result in the financial leveraging of the Fund's common shares. The costs associated with the issuance and use of financial leverage will be borne by the common shareholders. Whether to offer Preferred Shares or engage in another form of leveraging, and, if offered, the terms of such shares or leveraging and the timing and other terms of their offering or arrangement, will be determined by the Fund's board of trustees ("Board of Trustees"). Through leveraging, the Fund will seek to obtain a higher return for the holders of common shares than if the Fund did not use leverage. Leverage is a speculative technique and investors should note that there are special risks and costs associated with the leveraging of the common shares. There can be no assurance that a leveraging strategy will be successful during any period in which it is employed. See "Borrowings and Preferred Shares--Effects of Leverage," "Risks--Leverage Risk" and "Description of Shares."

     You should read this prospectus, which contains important information about the Fund, before deciding whether to invest in the common shares, and retain it for future reference. This prospectus sets forth concisely the information about the Fund that a prospective investor ought to know before investing. The SAI,
dated   , 2006, containing additional information about the Fund, has been filed with the Securities and Exchange Commission and is incorporated by reference in its entirety into this prospectus. You may request a free copy of the SAI, the table of contents of which is on page 47 of this prospectus, annual and semi-annual reports to shareholders when available, and other information about the Fund, and make shareholder inquiries by calling (800) 988-5891; by writing to the Fund at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532; or from the Fund's website (http://www.ftportfolios.com). You may also call the toll-free number above to request other information about the Fund or to make shareholder inquiries. You also may obtain a copy of the SAI (and other information regarding the Fund) from the Securities and Exchange Commission's website (http://www.sec.gov).

     The Fund's common shares do not represent a deposit or obligation of, and are not guaranteed or endorsed by, any bank or other insured depository institution, and are not federally insured by the Federal Deposit Insurance Corporation (the "FDIC"), the Federal Reserve Board or any other government agency.

(notes from previous page)

     (1) The Fund has granted the underwriters an option to purchase up to additional common shares at the public offering price, less the sales load, within 45 days of the date of this prospectus solely to cover overallotments, if any. If such option is exercised in full, the total price to the public, sales load, estimated offering costs and proceeds, after expenses, to the Fund will be $ , $ , $ and $ , respectively. See "Underwriting.

     (2) Total expenses of the offering of the common shares of the Fund paid by the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described below) are estimated to be $ , which represents 0.20% (or $0.04 per common share) of the Fund's offering price. In addition, the Fund anticipates utilizing leverage through the issuance of Preferred Shares in the aggregate principal amount of approximately $ . The offering cost associated with issuing Preferred Shares is expected to be $ , or $ per common share. The Fund's investment adviser, First Trust Advisors L.P., has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of expenses described below) that exceed 0.20% (or $0.04 per common share) of the Fund's offering price. The Fund's sub-adviser, Stonebridge Advisors, LLC, has agreed to reimburse the Fund's investment adviser for one-half of such organizational expenses and offering costs of the Fund that exceed 0.20% (or $0.04 per common share) of the Fund's offering price.

     (3) The Fund has agreed to pay the underwriters $ per common share as a partial reimbursement of expenses incurred in connection with the offering. The Fund's investment adviser (not the Fund) will pay RBC Capital Markets Corporation additional compensation. The total amount of the foregoing payments, together with any reimbursement to First Trust Portfolios L.P., an affiliate of the Adviser, for distribution services, will not exceed 4.50% (or $0.90 per common share) of the total price to the public of the common shares sold in this offering, but is in addition to the 4.50% (or $0.90 per common share) sales load described in the table. See "Underwriting."

                           TABLE OF CONTENTS

                                                                          PAGE
Prospectus Summary .........................................................4
Summary of Fund Expenses ..................................................18
The Fund ..................................................................19
Use of Proceeds ...........................................................19
The Fund's Investments ....................................................19
Borrowings and Preferred Shares ...........................................24
Risks .....................................................................25
Management of the Fund ....................................................35
Net Asset Value ...........................................................37
Distributions .............................................................37
Dividend Reinvestment Plan ................................................38
Description of Shares .....................................................39
Certain Provisions in the Declaration of Trust ............................40
Structure of the Fund; Common Share Repurchases;
      Conversion to Open-End Fund .........................................41
Federal Tax Matters .......................................................42
Underwriting ..............................................................44
Administrator, Custodian and Transfer Agent ...............................46
Legal Opinions ............................................................46
Table of Contents for the
      Statement of Additional Information .................................47

                             ---------------------

     YOU SHOULD RELY ONLY ON THE INFORMATION CONTAINED IN THIS PROSPECTUS. NEITHER THE FUND NOR THE UNDERWRITERS HAVE AUTHORIZED ANY OTHER PERSON TO PROVIDE YOU WITH DIFFERENT INFORMATION. IF ANYONE PROVIDES YOU WITH DIFFERENT OR INCONSISTENT INFORMATION, YOU SHOULD NOT RELY ON IT. NEITHER THE FUND NOR THE UNDERWRITERS ARE MAKING AN OFFER TO SELL THESE SECURITIES IN ANY JURISDICTION WHERE THE OFFER OR SALE IS NOT PERMITTED.

                               PROSPECTUS SUMMARY

     This is only a summary. This summary does not contain all of the information that you should consider before investing in the Fund's common shares. You should review the more detailed information contained in this prospectus and in the SAI, especially the information set forth in this prospectus under the heading "Risks."

THE FUND.........................   First Trust Tax-Advantaged Preferred Income
                                    Fund (the "Fund") is a newly organized,
                                    diversified, closed-end management
                                    investment company. See "The Fund."

THE OFFERING.....................   The Fund is offering                 common
                                    shares of beneficial interest ("Common
                                    Shares") at $20.00 per share through a group of underwriters (the "Underwriters") led by RBC Capital Markets Corporation ("RBC"). You must purchase at least 100 Common Shares in this offering. The Fund has given the Underwriters an option to purchase up to additional Common Shares to cover orders in excess of Common Shares. The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed 0.20% (or $0.04 per Common Share) of the Fund's offering price.
                                    The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed 0.20% (or $0.04 per Common Share) of the Fund's offering price.


LISTING..........................   The Fund's Common Shares have been approved
                                    for listing on the American Stock Exchange
                                    ("AMEX"), subject to notice of issuance, under the symbol "FPI."


INVESTMENT OBJECTIVES
AND POLICIES.....................   The Fund's primary investment objective is
                                    to seek current income. The Fund seeks
                                    capital preservation as a secondary
                                    objective. There can be no assurance that the Fund's investment objectives will be achieved.

                                    Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets in preferred securities that the Sub-Adviser believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund and are issued or guaranteed by the following U.S. and/or Canadian entities and their affiliates: community banks and other financial institutions with assets in excess of $50 million, financial services companies, structured finance entities, insurance companies, registered investment companies, telecommunication companies, utilities and other energy-related entities, and federal government agencies (the "Governmental Agencies"), as well as tax-advantaged, current-income producing preferred securities issued or guaranteed by certain qualified foreign issuers (including American depositary receipts ("ADRs")). The Fund's Managed Assets will be primarily invested in securities issued by companies in the financial services sector and will be concentrated in the banking industry.

                                    The Fund may invest up to 50% of its Managed
                                    Assets in below-investment grade securities.
                                    Below-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc. ("Moody's"), below "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Adviser. However, no more than 40% of the Fund's Managed Assets may be invested in unrated securities determined by the Sub-Adviser to be below-investment grade. The below-investment grade securities purchased by the Fund will be rated, at the time of investment, at least "B-" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser. Below-investment grade securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. However, securities that, at the time of investment, are rated below-investment grade quality by one NRSRO and investment grade quality by another NRSRO, will be deemed investment grade securities. The Sub-Adviser expects, under normal market conditions, that the weighted average rating (or if unrated, determined to be of comparable quality by the Sub-Adviser) of the Fund's portfolio securities will be investment grade.

                                    In addition to its investment in preferred securities, the Fund may also invest up to 10% of its Managed Assets in other types of equity securities, all or a portion of which may be foreign equity securities. The other types of equity securities in which the Fund may invest include common stocks, equity units and convertible securities. Such securities may include common stocks of real estate investment trusts ("REITs") and utilities that either are required to, or customarily distribute a large percentage of their current earnings as dividends.

                                    The Fund may also invest up to 10% of its Managed Assets in registered investment companies, but will not invest in registered investment companies advised by the Adviser or the Sub-Adviser.

                                    The Fund may invest (including by way of short sale) up to 20% of its Managed Assets in the following types of securities regardless of issuer: (i) fixed, floating-rate, and indexed debt securities, including, without limitation, medium term notes and structured finance obligations,
                                    (ii) credit-linked notes ("Credit Linked
                                    Notes") and other credit-linked securities,
                                    (iii) synthetic and non-synthetic
                                    collateralized debt obligations ("CDOs"), and (iv) interest-only or principal-only securities and/or securities which have been stripped of their coupons ("strips"). The notional amount of any Strategic Transactions (hereafter defined) shall not be included in the calculation of this 20% limitation. Dividends paid by the Fund with respect to these investments will generally not result in tax-advantaged income.

                                    Percentage limitations described in this prospectus are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio.

                                    The Fund's investment objectives are
                                    considered fundamental and may not be
                                    changed without Common Shareholder approval.
                                    The remainder of the Fund's investment
                                    policies (other than its investment
                                    restrictions which are described in the
                                    SAI), including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval. The Fund will provide investors with at least 60 days' prior notice of any change in the Fund's investment strategy adopted by the Board of Trustees. There can be no assurance that the Fund's investment objectives will be achieved. See "The Fund's Investments" and "Risks" in this prospectus and "Investment Policies and Techniques" and "Additional Information About the Fund's Investments and Investment Risks" in the SAI.

INVESTMENT ADVISER
AND SUB-ADVISER..................   First Trust Advisors L.P. will be the Fund's
                                    investment adviser and will be responsible for supervising the Fund's Sub-Adviser, monitoring the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services. The Adviser, in consultation with the Sub-Adviser, is also responsible for determining the Fund's overall investment strategy and overseeing its implementation.


                                    First Trust Advisors, a registered
                                    investment adviser, is an Illinois limited partnership formed in 1991. It serves as investment adviser or portfolio supervisor to investment portfolios with approximately $25 billion in assets which it managed or supervised as of May 31, 2006. See the SAI under "Adviser."

                                    Stonebridge Advisors, LLC, an affiliate of First Trust Advisors, is a registered investment adviser and managed or supervised approximately $273 million of assets as of May 31, 2006. Stonebridge, formed in December 2004, is a Delaware limited liability company with principal offices located at 187 Danbury Road, Wilton, Connecticut. See the SAI under "Sub-Adviser."


STRATEGIC TRANSACTIONS...........   The Fund may, but is not required to, use
                                    various strategic transactions to seek to
                                    (1) reduce interest rate risks arising from any use of financial leverage, (2)
                                    facilitate portfolio management, (3)
                                    mitigate risks, including interest rate, currency and credit risks, and/or (4) earn income. The Fund may purchase and sell derivative investments such as exchange-listed and over-the-counter put and call options on securities, currencies, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon, and enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit transactions, total rate of return swap transactions and credit derivative instruments, credit default swaps, credit linked notes or other structured notes. The
                                    Fund also may purchase derivative
                                    instruments that combine features of these instruments. Collectively, all of the above are referred to as "Strategic Transactions."
                                    The Fund generally seeks to use these
                                    instruments and transactions as a portfolio management or hedging technique to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, or establish positions in the derivatives markets as a substitute for purchasing or selling particular securities.


BORROWINGS AND
PREFERRED SHARES.................   The Fund intends to use leverage through the
                                    issuance of Preferred Shares, commercial paper or notes and/or borrowings (each a "Leverage Instrument" and collectively, the
                                    "Leverage Instruments") up to a maximum
                                    aggregate amount of 33-1/3% of the Fund's
                                    Managed Assets after such issuance and/or borrowing. Leverage is a speculative technique that creates a greater risk of loss, as well as potential for more gain, for the Common Shares than if leverage were not used. The Fund's leveraging strategy may not be successful. See "Risks--Leverage
                                    Risk." Investors should understand that
                                    Leverage Instruments will have seniority over the Common Shares. The use of Leverage
                                    Instruments will leverage investors'
                                    investment in the Common Shares. If the Fund uses Leverage Instruments, associated costs will be borne immediately by holders of Common Shares ("Common Shareholders" or
                                    "Shareholders") and result in a reduction of the net asset value ("NAV") of the Common
                                    Shares.

                                    Preferred Shares, if issued, will pay
                                    dividends based on short-term rates, which will be reset frequently. Borrowings may be at a fixed or floating rate and generally will be based upon short-term rates. So long as the rate of return, net of applicable Fund expenses, on the Fund's portfolio investments purchased with leverage exceeds the then current interest rate or dividend rate on the Leverage Instruments, the Fund will generate more return or income than will be needed to pay such dividends or interest payments. In this event, the excess will be available to pay higher dividends to Common Shareholders. When leverage is employed, the NAV and market prices of the Common Shares and the yield to Common Shareholders will be more volatile.


                                    There is no assurance that a leverage
                                    strategy will be utilized by the Fund or that, if utilized, it will be successful. See "Risks--Leverage Risk."

DISTRIBUTIONS....................   The Fund's present distribution policy,
                                    which may be changed at any time by the
                                    Fund's Board of Trustees, is to distribute quarterly all or a portion of its net investment income to Common Shareholders
                                    (after the payment of interest and/or
                                    dividends in connection with leverage).
                                    However, the Fund may, subject to approval by the Board of Trustees, elect to make distributions on a more frequent basis in the future. In addition, the Fund intends to distribute any net long-term capital gains to Common Shareholders as long-term capital gain dividends at least annually. Unless an election is made to receive dividends in cash, Common Shareholders will automatically have all dividends and distributions reinvested in Common Shares through the Fund's Dividend Reinvestment Plan. See
                                    "Dividend Reinvestment Plan."

                                    If the Fund realizes a long-term capital gain, it will be required to allocate such gain between the Common Shares and the Preferred Shares, if any, issued by the Fund in proportion to the total dividends paid to each class of shares for the year in which the income is realized. See "Distributions" and "Borrowings and Preferred Shares."

ADMINISTRATOR,
CUSTODIAN AND
TRANSFER AGENT...................   The Fund has retained PFPC Trust Company as
                                    custodian, and PFPC Inc. as administrator, fund accountant and transfer agent for the Fund. The Adviser and the Board of Trustees will be responsible for monitoring the activities of the custodian, administrator, fund accountant and transfer agent. See
                                    "Administrator, Custodian and Transfer
                                    Agent."

CLOSED-END STRUCTURE.............   Closed-end funds differ from open-end
                                    management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

                                    Shares of closed-end funds listed for
                                    trading on a securities exchange frequently trade at a discount from NAV. The market price of such shares may be affected by NAV, dividend or distribution levels and their stability (which in turn will be affected by levels of dividend payments by the fund's portfolio holdings, the timing and success of the fund's investment strategies, regulation affecting the timing and character of fund distributions, fund expenses and other factors), supply of and demand for the shares, trading volume of the shares, general market, interest rate and economic conditions and other factors beyond the control of a closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV.

                                    The Board of Trustees has reviewed the
                                    structure of the Fund in light of its
                                    investment objectives and policies and
                                    believes that the closed-end fund structure is appropriate. As described in this prospectus, however, the Board of Trustees may review periodically the trading range and activity of the Common Shares with respect to its NAV and the Board of Trustees may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board of Trustees will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. Investors should assume that it is highly unlikely that the Board of Trustees would vote to convert the Fund to an open-end management investment company. See "Structure of the Fund; Common Share Repurchases and Conversion to Open-End Fund."

FEDERAL TAX MATTERS..............   Distributions with respect to the Common
                                    Shares will constitute dividends to the
                                    extent of the Fund's current and accumulated earnings and profits, as calculated for U.S.
                                    federal income tax purposes. Such dividends generally will, except as described below, be taxable as ordinary income to Common
                                    Shareholders. Distributions of net capital gain that are designated by the Fund as capital gain dividends will be treated as long-term capital gains in the hands of Common Shareholders receiving such distributions. In addition, a significant portion of the distributions are expected to constitute "qualified dividend income" for federal income tax purposes and thus will be eligible for the lower tax rates on qualified dividend income. Also, a portion of the dividends is expected to be eligible for the corporate dividends received deduction. See "Federal Tax Matters."

SPECIAL RISK
CONSIDERATIONS...................   Risk is inherent in all investing. The
                                    following discussion summarizes the
                                    principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Risks."

                                    No Operating History. The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

                                    Investment and Market Risk. An investment in
                                    Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. The Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

                                    Management Risk. The Fund is subject to
                                    management risk because it has an actively managed portfolio. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

                                    Dependence on Key Personnel. The Sub-Adviser is dependent upon the experience and expertise of Mr. Scott Fleming and Mr. Robert De Rochie in providing advisory services with respect to the Fund's investments. If the Sub-Adviser were to lose the services of Mr. Fleming or Mr. De Rochie, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Fleming or Mr. De Rochie in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Adviser.

                                    Loss of "Qualified Dividend Income" Status.
                                    Without further legislation, the tax
                                    advantage associated with "qualified
                                    dividend income" is set to expire for tax years beginning January 1, 2011. The loss of such tax advantage would reduce the after-tax yield of any income from the Fund's investments that would otherwise constitute "qualified dividend income," thereby reducing the overall level of tax-advantaged current income available to individual and other non-corporate holders of Common Shares.


                                    Financial Services Sector Risk. The Fund's
                                    Managed Assets will be primarily invested in securities issued by companies in the financial services sector, which includes banks and thrifts, financial services and insurance companies and investment firms. In addition, within the financial services sector, the Fund's investments will be concentrated in the banking industry. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although previously-enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.


                                    Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the previously-enacted financial services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

                                    Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

                                    Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes, acts of terrorism and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.

                                    Preferred Stock Risk. Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments.
                                    Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

                                    Below-Investment Grade Securities Risk. The
                                    Fund may invest up to 50% of its Managed
                                    Assets in below-investment grade securities.
                                    Below-investment grade securities are rated below "Baa3" by Moody's, below "BBB-" by S&P, comparably rated by another NRSRO or, if unrated, determined to be of comparable credit quality by the Sub-Adviser. However, no more than 40% of the Fund's Managed Assets may be invested in unrated securities determined by the Sub-Adviser to be below-investment grade. Below-investment grade securities are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade securities. For these reasons, an investment in the Fund is subject to the following specific risks:

                                       o   increased price sensitivity to
                                           changing interest rates and to a
                                           deteriorating economic environment;

                                       o   greater risk of loss due to default
                                           or declining credit quality;

                                       o   adverse company specific events are
                                           more likely to render the issuer
                                           unable to make interest and/or
                                           principal payments; and

                                       o   a negative perception of the
                                           high-yield market may depress the
                                           price and liquidity of high-yield
                                           securities.

                                    Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

                                    The secondary market for below-investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below-investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below-investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

                                    Smaller Issuer Risk. The Fund may invest in securities issued by smaller financial institutions and insurance companies that may present greater opportunities for income, and may also involve greater investment risk than larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

                                    Privately-Issued Securities Risk. In
                                    addition to being subject to the risks
                                    applicable to restricted and/or illiquid securities, as described below, privately-issued securities are also subject to the following risks:

                                       o   Availability Risk. The Fund's ability
                                           to make investments in
                                           privately-issued securities is
                                           dependent upon the availability of a
                                           sufficient supply of such securities
                                           that meets the investment criteria
                                           established by the Adviser and
                                           Sub-Adviser. While the Fund may
                                           purchase a substantial portion of
                                           such securities from or through one
                                           or more broker-dealers or
                                           intermediaries and/or directly from
                                           the issuers thereof, the Fund has no
                                           current obligations to purchase any
                                           such securities and none of such
                                           parties has a current obligation to
                                           sell any such securities to the Fund.
                                           To the extent the Fund must pay any
                                           fees associated with the issuance of
                                           such securities, including brokers'
                                           or finders' fees, it may reduce the
                                           Fund's targeted tax-advantaged yield.
                                           If the Fund is unsuccessful in
                                           obtaining any such securities, the
                                           Fund's overall current yield and
                                           tax-advantaged benefits may be
                                           adversely affected. In addition,
                                           under such circumstances the Fund may
                                           be required to invest its Managed
                                           Assets in other investments that do
                                           not pay rates of return that are as
                                           high as those expected to be paid on
                                           such securities, in which case the
                                           Fund may not be able to achieve its
                                           investment objectives.

                                       o   Valuation Risk. The Fund will use an
                                           independent pricing service to value
                                           any privately-issued preferred
                                           securities, which generally are
                                           expected initially, and for some
                                           extended period of time, to be
                                           illiquid. Based on information
                                           provided to the Fund by such
                                           independent pricing service, in
                                           determining the value of
                                           privately-issued preferred
                                           securities, such pricing service will
                                           consider (i) the characteristics of,
                                           and fundamental analytical data
                                           relating to, the privately-issued
                                           preferred securities, including cost,
                                           size of the issuance, current
                                           dividend rate and the time period
                                           until the next dividend rate
                                           readjustment, (ii) the credit quality
                                           of the issuer, based on an evaluation
                                           of its financial condition and
                                           regulatory filings and (iii)
                                           transactions in securities comparable
                                           to such privately-issued preferred
                                           securities and various relationships
                                           between securities that are
                                           recognized by institutional traders.
                                           The Fund will use a fair value
                                           methodology if the independent
                                           pricing service is unable to provide
                                           a price for a privately-issued
                                           security, if the price provided by
                                           the independent pricing service is
                                           deemed unreliable or if events
                                           occurring after the close of a
                                           securities market and before the Fund
                                           values its Managed Assets would
                                           materially affect net asset value. A
                                           security that is fair valued may be
                                           valued at a price higher or lower
                                           than (i) the price that may be
                                           received if such security were to be
                                           sold or (ii) the value determined by
                                           other funds using their own fair
                                           valuation procedures. In addition,
                                           where no market currently exists for
                                           privately-issued preferred
                                           securities, there can be no assurance
                                           that any such market will develop in
                                           the future, which may adversely
                                           affect the valuation of such
                                           securities, which in turn may
                                           adversely affect the ability of the
                                           Fund to sell such securities at times
                                           or prices desired by the Fund.

                                    Illiquid/Restricted Securities Risk. The
                                    Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or receives upon the sale of such securities. Illiquid and restricted securities are also more difficult to value and the Sub-Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

                                    Other Securities Risk. The Fund may invest up to 20% of its Managed Assets in the following types of securities:


                                       o   Equity Securities Risk. In addition
                                           to its investment in preferred
                                           securities, the Fund may also invest
                                           up to 10% of its Managed Assets in
                                           other types of equity securities.
                                           Equity securities in general are
                                           subject to the following risks. An
                                           adverse event, such as an unfavorable
                                           earnings report, may depress the
                                           value of a particular common stock
                                           held by the Fund. Also, the prices of
                                           equity securities are sensitive to
                                           general movements in the stock market
                                           and a drop in the stock market may
                                           depress the prices of equity
                                           securities to which the Fund has
                                           exposure. All equity securities
                                           prices fluctuate for several reasons
                                           including changes in investors'
                                           perceptions of the financial
                                           condition of an issuer or the general
                                           condition of the relevant stock
                                           market, or when political or economic
                                           events affecting the issuers occur.
                                           In addition, equity securities prices
                                           may be particularly sensitive to
                                           rising interest rates, as the cost of
                                           capital rises and borrowing costs
                                           increase. The value of the U.S. and
                                           foreign equity securities in which
                                           the Fund invests will be affected by
                                           changes in the stock markets, which
                                           may be the result of domestic or
                                           international political or economic
                                           news, changes in interest rates or
                                           changing investor sentiment. At
                                           times, stock markets can be volatile
                                           and stock prices can change
                                           substantially. The equity securities
                                           of smaller companies are more
                                           sensitive to these changes than those
                                           of larger companies.

                                       o   Canadian Income Trust Risk.
                                           Investments in Canadian income trusts
                                           are equity investments and thus have
                                           the risks inherent in investing in
                                           equity securities, and are also
                                           subject to the risks specific to
                                           certain sectors of the economy, which
                                           may include the energy sector. In
                                           certain circumstances, Canadian
                                           income trusts have limited operating
                                           histories. The value of Canadian
                                           income trust securities may be
                                           influenced by factors that are not
                                           within the Fund's control, including
                                           the financial performance of the
                                           respective issuers, interest rates,
                                           exchange rates, commodity prices
                                           (which will vary and are determined
                                           by supply and demand factors,
                                           including weather and general
                                           economic and political conditions),
                                           the hedging policies employed by such
                                           issuers, regulatory issues and
                                           operational risks.


                                           Canadian income trusts are also
                                           subject to the following risks:

                                           o   Potential sacrifice of growth.
                                               Potential growth may be
                                               sacrificed because earnings are
                                               passed on to unit holders, rather
                                               than reinvested in the business.

                                           o   No guarantees. Canadian income
                                               trusts generally do not guarantee
                                               minimum distributions or even
                                               return of capital. If the assets
                                               underlying a Canadian income
                                               trust do not perform as expected,
                                               such Canadian income trust may
                                               reduce or even eliminate
                                               distributions. The declaration of
                                               such distributions generally
                                               depends upon various factors,
                                               including the operating
                                               performance and financial
                                               condition of the Canadian income
                                               trust and general economic
                                               conditions.

                                           o   Potential for tax
                                               recharacterization or changes.
                                               The current Canadian tax
                                               treatment of certain income
                                               trusts that allows income to flow
                                               through to investors and be taxed
                                               only at the individual level
                                               could be challenged under
                                               existing Canadian tax laws, or
                                               such tax laws could change.
                                               Conversely, there may be a risk
                                               of recharacterization to such
                                               flow-through treatment for U.S.
                                               tax purposes.

                                           o   Liability. Income trusts may not
                                               offer the same statutory rights
                                               normally associated with
                                               ownership of shares of a
                                               corporation.

                                       o   REIT Risk. REITs are financial
                                           vehicles that pool investors' capital
                                           to purchase or finance real estate.
                                           REITs may concentrate their
                                           investments in specific geographic
                                           areas or in specific property types,
                                           e.g., hotels, shopping malls,
                                           residential complexes and office
                                           buildings. The market value of REIT
                                           shares and the ability of the REITs
                                           to distribute income may be adversely
                                           affected by several factors,
                                           including rising interest rates;
                                           changes in the national, state and
                                           local economic climate and real
                                           estate conditions; perceptions of
                                           prospective tenants of the safety,
                                           convenience and attractiveness of the
                                           properties; the ability of the owners
                                           to provide adequate management,
                                           maintenance and insurance; the cost
                                           of complying with the Americans with
                                           Disabilities Act; increased
                                           competition from new properties; the
                                           impact of present or future
                                           environmental legislation and
                                           compliance with environmental laws;
                                           changes in real estate taxes and
                                           other operating expenses; adverse
                                           changes in governmental rules and
                                           fiscal policies; adverse changes in
                                           zoning laws; and other factors beyond
                                           the control of the issuers of the
                                           REITs. In addition, distributions
                                           received by the Fund from REITs may
                                           consist of dividends, capital gains
                                           and/or return of capital. Many of
                                           these distributions however will not
                                           generally qualify for favorable
                                           treatment as qualified dividend
                                           income.

                                       o   Fixed-Income Securities Risk. In
                                           addition to the risks discussed
                                           above, debt securities, including
                                           high-yield securities, are subject to
                                           certain risks, including:

                                           o   Issuer/Credit Risk. The value of
                                               fixed-income securities may
                                               decline for a number of reasons
                                               which directly relate to the
                                               issuer, such as management
                                               performance, financial leverage,
                                               reduced demand for the issuer's
                                               goods and services and failure of
                                               the issuer to make interest
                                               payments.

                                           o   Interest Rate Risk. Interest rate
                                               risk is the risk that
                                               fixed-income securities will
                                               decline in value because of
                                               changes in market interest rates.
                                               When market interest rates rise,
                                               the market value of such
                                               securities generally will fall.
                                               During periods of rising interest
                                               rates, the average life of
                                               certain types of securities may
                                               be extended because of slower
                                               than expected prepayments. This
                                               may lock in a below-market yield,
                                               increase the security's duration
                                               and reduce the value of the
                                               security. Investments in debt
                                               securities with long-term
                                               maturities may experience
                                               significant price declines if
                                               long-term interest rates
                                               increase.

                                           o   Reinvestment Risk. Reinvestment
                                               risk is the risk that income from
                                               the Fund's portfolio will decline
                                               if the Fund invests the proceeds
                                               from matured, traded or called
                                               bonds at market interest rates
                                               that are below the Fund
                                               portfolio's current earnings
                                               rate. A decline in income could
                                               affect the Common Shares' market
                                               price or the overall return of
                                               the Fund.

                                           o   Prepayment Risk. During periods
                                               of declining interest rates, the
                                               issuer of a security may exercise
                                               its option to prepay principal
                                               earlier than scheduled, forcing
                                               the Fund to reinvest in lower
                                               yielding securities. This is
                                               known as call or prepayment risk.
                                               Debt securities frequently have
                                               call features that allow the
                                               issuer to repurchase the security
                                               prior to its stated maturity. An
                                               issuer may redeem an obligation
                                               if the issuer can refinance the
                                               debt at a lower cost due to
                                               declining interest rates or an
                                               improvement in the credit
                                               standing of the issuer.

                                       o   Convertible Securities Risk.
                                           Convertible securities generally
                                           offer lower interest or dividend
                                           yields than non-convertible
                                           securities of similar quality. As
                                           with all fixed-income securities, the
                                           market values of convertible
                                           securities tend to decline as
                                           interest rates increase and,
                                           conversely, to increase as interest
                                           rates decline. However, when the
                                           market price of the common stock
                                           underlying a convertible security
                                           exceeds the conversion price, the
                                           convertible security tends to reflect
                                           the market price of the underlying
                                           common stock. As the market price of
                                           the underlying common stock declines,
                                           the convertible security tends to
                                           trade increasingly on a yield basis
                                           and thus may not decline in price to
                                           the same extent as the underlying
                                           common stock. Convertible securities
                                           rank senior to common stocks in an
                                           issuer's capital structure and
                                           consequently entail less risk than
                                           the issuer's common stock.

                                       o   Foreign Securities Risk. The Fund may
                                           invest up to 10% of its Managed
                                           Assets in securities of foreign
                                           issuers. Investing in securities of
                                           foreign issuers, which are generally
                                           denominated in foreign currencies,
                                           may involve certain risks not
                                           typically associated with investing
                                           in securities of U.S. issuers. These
                                           risks include: (i) there may be less
                                           publicly available information about
                                           foreign issuers or markets due to
                                           less rigorous disclosure or
                                           accounting standards or regulatory
                                           practices; (ii) foreign markets may
                                           be smaller, less liquid and more
                                           volatile than the U.S. market; (iii)
                                           potential adverse effects of
                                           fluctuations in currency exchange
                                           rates or controls on the value of the
                                           Fund's investments; (iv) the
                                           economies of foreign countries may
                                           grow at slower rates than expected or
                                           may experience a downturn or
                                           recession; (v) the impact of
                                           economic, political, social or
                                           diplomatic events; (vi) certain
                                           foreign countries may impose
                                           restrictions on the ability of
                                           foreign issuers to make payments of
                                           principal and interest to investors
                                           located in the United States due to
                                           blockage of foreign currency
                                           exchanges or otherwise; and (vii)
                                           withholding and other foreign taxes
                                           may decrease the Fund's return. These
                                           risks may be more pronounced to the
                                           extent that the Fund invests a
                                           significant amount of its assets in
                                           companies located in one region.

                                       o   Foreign Government Securities Risk.
                                           Economies and social and political
                                           climates in individual countries may
                                           differ unfavorably from the United
                                           States. The ability of a government
                                           issuer, especially in an emerging
                                           market country, to make timely and
                                           complete payments on its debt
                                           obligations will be strongly
                                           influenced by the government issuer's
                                           balance of payments, including export
                                           performance, its access to
                                           international credits and
                                           investments, fluctuations of interest
                                           rates and the extent of its foreign
                                           reserves. A country whose exports are
                                           concentrated in a few commodities or
                                           whose economy depends on certain
                                           strategic imports could be vulnerable
                                           to fluctuations in international
                                           prices of these commodities or
                                           imports. To the extent that a country
                                           receives payment for its exports in
                                           currencies other than U.S. dollars,
                                           its ability to make debt payments
                                           denominated in U.S. dollars could be
                                           adversely affected. If a government
                                           issuer cannot generate sufficient
                                           earnings from foreign trade to
                                           service its external debt, it may
                                           need to depend on continuing loans
                                           and aid from foreign governments,
                                           commercial banks, and multinational
                                           organizations. There are no
                                           bankruptcy proceedings similar to
                                           those in the United States by which
                                           defaulted government debt may be
                                           collected. Additional factors that
                                           may influence a government issuer's
                                           ability or willingness to service
                                           debt include, but are not limited to,
                                           a country's cash flow situation, the
                                           availability of sufficient foreign
                                           exchange on the date a payment is
                                           due, the relative size of its debt
                                           service burden to the economy as a
                                           whole and the issuer's policy towards
                                           the International Monetary Fund, the
                                           International Bank for Reconstruction
                                           and Development and other
                                           international agencies to which a
                                           government debtor may be subject.

                                       o   Trust Preferred Securities Risk.
                                           Trust preferred securities are
                                           limited-life preferred securities
                                           typically issued by corporations,
                                           generally in the form of
                                           interest-bearing notes or preferred
                                           securities, or by an affiliated
                                           business trust of a corporation,
                                           generally in the form of beneficial
                                           interests in subordinated debentures
                                           or similarly structured securities.
                                           Dividend payments of the trust
                                           preferred securities generally
                                           coincide with interest payments on
                                           the underlying obligations. Trust
                                           preferred securities generally have a
                                           yield advantage over traditional
                                           preferred stocks, but unlike
                                           preferred stocks, distributions are
                                           treated as interest rather than
                                           dividends for federal income tax
                                           purposes and therefore, are not
                                           eligible for the dividends-received
                                           deduction and do not constitute
                                           qualified dividend income. Trust
                                           preferred securities prices fluctuate
                                           for several reasons including changes
                                           in investors' perception of the
                                           financial condition of an issuer or
                                           the general condition of the market
                                           for trust preferred securities, or
                                           when political or economic events
                                           affecting the issuers occur. Trust
                                           preferred securities are also
                                           sensitive to interest rate
                                           fluctuations, as the cost of capital
                                           rises and borrowing costs increase in
                                           a rising interest rate environment
                                           and the risk that a trust preferred
                                           security may be called for redemption
                                           in a falling interest rate
                                           environment. Certain of the other
                                           risks unique to trust preferred
                                           securities include: (i) distributions
                                           on trust preferred securities will be
                                           made only if interest payments on the
                                           interest-bearing notes, preferred
                                           securities or subordinated debentures
                                           are made; (ii) a corporation issuing
                                           the interest-bearing notes, preferred
                                           securities or subordinated debentures
                                           may defer interest payments on these
                                           instruments for up to 20 consecutive
                                           quarters and if such election is
                                           made, distributions will not be made
                                           on the trust preferred securities
                                           during the deferral period; (iii)
                                           certain tax or regulatory events may
                                           trigger the redemption of the
                                           interest-bearing notes, preferred
                                           securities or subordinated debentures
                                           by the issuing corporation and result
                                           in prepayment of the trust preferred
                                           securities prior to their stated
                                           maturity date; (iv) future
                                           legislation may be proposed or
                                           enacted that may prohibit the
                                           corporation from deducting its
                                           interest payments on the
                                           interest-bearing notes, preferred
                                           securities or subordinated debentures
                                           for tax purposes, making redemption
                                           of these instruments likely; (v) a
                                           corporation may redeem the
                                           interest-bearing notes, preferred
                                           securities or subordinated debentures
                                           in whole at any time or in part from
                                           time to time on or after a stated
                                           call date; (vi) trust preferred
                                           securities holders have very limited
                                           voting rights; and (vii) payment of
                                           interest on the interest-bearing
                                           notes, preferred securities or
                                           subordinated debentures, and
                                           therefore distributions on the trust
                                           preferred securities, is dependent on
                                           the financial condition of the
                                           issuing corporation.

                                       o   Currency Risk. The value of
                                           securities denominated or quoted in
                                           foreign currencies may be adversely
                                           affected by fluctuations in the
                                           relative currency exchange rates and
                                           by exchange control regulations. The
                                           Fund's investment performance may be
                                           negatively affected by a devaluation
                                           of a currency in which the Fund's
                                           investments are denominated or
                                           quoted. Further, the Fund's
                                           investment performance may be
                                           significantly affected, either
                                           positively or negatively, by currency
                                           exchange rates because the U.S.
                                           dollar value of securities
                                           denominated or quoted in another
                                           currency will increase or decrease in
                                           response to changes in the value of
                                           such currency in relation to the U.S.
                                           dollar.

                                       o   Credit Linked Notes Risk. The Fund
                                           may invest in Credit Linked Notes.
                                           Credit Linked Notes are securities
                                           that are collateralized by one or
                                           more credit default swaps on
                                           designated debt securities that are
                                           referred to as "reference
                                           securities."

                                           Through the purchase of a Credit
                                           Linked Note, the buyer assumes the
                                           risk of the default or, in some
                                           cases, other declines in credit
                                           quality of the referenced securities.
                                           The buyer also takes on exposure to
                                           the issuer of the Credit Linked Note
                                           in the full amount of the purchase
                                           price of the note. The issuer of a
                                           Credit Linked Note normally will have
                                           hedged its risk on the reference
                                           securities without acquiring any
                                           additional credit exposure. The Fund
                                           has the right to receive periodic
                                           interest payments from the issuer of
                                           the Credit Linked Note at an agreed
                                           upon interest rate, and, if there has
                                           been no default or, if applicable,
                                           other declines in credit quality, a
                                           return of principal at the maturity
                                           date.

                                           Credit Linked Notes are subject to
                                           credit risk of the reference
                                           securities underlying the credit
                                           default swaps. If one of the
                                           underlying reference securities
                                           defaults or suffers certain other
                                           declines in credit quality, the Fund
                                           may, instead of receiving repayment
                                           of principal in whole or in part,
                                           receive the security that has
                                           defaulted.

                                           Credit Linked Notes typically are
                                           privately negotiated transactions
                                           between two or more parties. The Fund
                                           bears the risk that the issuer of the
                                           Credit Linked Note will default or
                                           become bankrupt. The Fund bears the
                                           risk of loss of the principal amount
                                           it invested and the periodic interest
                                           payments expected to be received for
                                           the duration of its investment in the
                                           Credit Linked Note.

                                           The market for Credit Linked Notes
                                           may suddenly become illiquid. The
                                           other parties to the transaction may
                                           be the only investors with sufficient
                                           understanding of the derivative to be
                                           interested in bidding for it. Changes
                                           in liquidity may result in
                                           significant, rapid and unpredictable
                                           changes in the prices for Credit
                                           Linked Notes. In certain cases, a
                                           market price for a Credit Linked Note
                                           may not be available.

                                    Inflation/Deflation Risk. Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of financial leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.


                                    Market Discount From Net Asset Value. Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.


                                    Leverage Risk. The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from Leverage Instruments). However, the Fund anticipates that under normal market conditions, it will issue Leverage Instruments in an aggregate amount up to 33-1/3% of the Fund's Managed Assets. Borrowings and the issuance of Preferred Shares by the Fund are referred to in this prospectus collectively as "leverage." The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

                                       o   the likelihood of greater volatility
                                           of NAV and market price of the Common
                                           Shares than a comparable portfolio
                                           without leverage;

                                       o   the risk that fluctuations in
                                           interest rates on repurchase
                                           agreements, borrowings and short-term
                                           debt or in the dividend rates on any
                                           Preferred Shares that the Fund may
                                           pay will reduce the return to the
                                           Common Shareholders or will result in
                                           fluctuations in the dividends paid on
                                           the Common Shares;

                                       o   the effect of leverage in a declining
                                           market, which is likely to cause a
                                           greater decline in the NAV of the
                                           Common Shares than if the Fund were
                                           not leveraged, which may result in a
                                           greater decline in the market price
                                           of the Common Shares;

                                       o   when the Fund uses leverage, the
                                           investment advisory fee payable to
                                           the Adviser (and by the Adviser to
                                           the Sub-Adviser) will be higher than
                                           if the Fund did not use leverage. As
                                           a result, the Adviser and Sub-Adviser
                                           have a financial incentive for the
                                           Fund to incur leverage; and

                                       o   to the extent that the Fund uses
                                           leverage, it may be in danger of
                                           failing to maintain asset coverage
                                           levels that meet the requirements of
                                           the Investment Company Act of 1940,
                                           as amended (the "1940 Act"). In order
                                           to counteract such an event, or in
                                           order to meet its other obligations,
                                           the Fund may need to liquidate
                                           investments to reduce the Fund's
                                           leverage amount. Such liquidation may
                                           result in capital losses and may
                                           reduce returns to Common
                                           Shareholders.

                                    The Sub-Adviser, in its judgment,
                                    nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. See "Risks--Leverage Risk."

                                    Derivatives Risk. The Fund's Strategic
                                    Transactions have risks, including the
                                    imperfect correlation between the value of such instruments and the underlying assets of the Fund, the possible default of the other party to the transaction and/or illiquidity of the derivative investments. Furthermore, the ability to successfully use hedging, currency and interest rate transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of derivatives for hedging, currency and interest rate management purposes may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See "Risks--Derivatives Risk."

                                    The Fund may manage some of its derivative positions, if any, by segregating an amount of cash or liquid securities equal to the face value of those positions. The Fund may also offset derivatives positions against one another or against other assets to manage effective market exposure resulting from derivatives in its portfolio. To the extent that the Fund does not segregate liquid assets or otherwise cover its obligations under any such transactions (e.g., through offsetting positions), these transactions will be treated as senior securities representing indebtedness
                                    ("borrowings") for purposes of the
                                    requirement under the 1940 Act and,
                                    therefore, the Fund may not enter into any such transactions if the Fund's borrowings would thereby exceed 33-1/3% of its Managed Assets. See "Borrowings and Preferred Shares." In addition, to the extent that any offsetting positions do not perform in relation to one another as expected, the Fund may perform as if it were leveraged.

                                    Portfolio Turnover Risk. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 40% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's
                                    Investments--Investment Practices--Portfolio
                                    Turnover" and "Federal Tax Matters."

                                    Market Disruption Risk. The terrorist
                                    attacks in the United States on September
                                    11, 2001 had a disruptive effect on the
                                    securities markets. The ongoing U.S.
                                    military and related action in Iraq and
                                    events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. Below-investment grade securities tend to be more volatile than higher-rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment grade securities than on higher-rated fixed-income securities. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's Common Shares. The Fund cannot predict the effects of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

                                    Certain Affiliations. Until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

                                    Anti-Takeover Provisions. The Fund's
                                    Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

                                    Secondary Market for the Fund's Shares. The issuance of Common Shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the AMEX or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.

                            SUMMARY OF FUND EXPENSES

     The following table assumes the issuance of leverage in the form of Preferred Shares in an amount equal to 33-1/3% of the Fund's Managed Assets (after their issuance), and shows Fund expenses as a percentage of net assets attributable to Common Shares. The "Other expenses" shown in the table and related footnotes are based on estimated amounts.

SHAREHOLDER TRANSACTION EXPENSES
 Sales load paid by you (as a percentage of offering price)                                                     4.50%
 Offering expenses borne by the Fund (as a percentage of offering price)                                        0.20%(1)
 Offering expenses of Preferred Shares expected to be borne by the Fund (as a percentage of offering price)     0.65%(2)
 Dividend Reinvestment Plan fees                                                                                 None(3)

                                                                                              PERCENTAGE OF NET ASSETS ATTRIBUTABLE
                                                                                                    TO COMMON SHARES (ASSUMES
                                                                                                  PREFERRED SHARES ARE USED)(4)
ANNUAL EXPENSES
     Management fees(5)                                                                                         1.50%
     Interest payments on Preferred Shares                                                                      2.55%
     Other expenses                                                                                             0.54%
                                                                                                               ------
          Total annual expenses                                                                                 4.59%
                                                                                                               ======

-------------

     (1) The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed 0.20% (or $0.04 per Common Share) of the Fund's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed 0.20% (or $0.04 per Common Share) of the Fund's offering price.

     (2) If the Fund uses Leverage Instruments in the form of Preferred Shares, costs of the issuance of the Preferred Shares, estimated to be approximately 1.39% of the total dollar amount of the Preferred Shares issuance (including the sales load paid to the Underwriters in connection with the Preferred Share offering), will be borne immediately by the Common Shareholders and result in a reduction of the NAV of the Common Shares. Assuming the issuance of Preferred Shares in an amount equal to 33-1/3% of the Fund's Managed Assets (immediately after the issuance of such Preferred Shares), those offering costs of the Preferred Shares issuance (including the sales load paid to the Underwriters in connection with the Preferred Share offering), are estimated to be approximately $654,332 or $0.13 per Common Share (0.65% of the offering price of the Common Shares).

     (3) You will pay brokerage charges if you direct PFPC Inc., as agent for the Common Shareholders (the "Plan Agent"), to sell your Common Shares held in a dividend reinvestment account.

     (4) The table presented below in this footnote estimates what the Fund's annual expenses would be stated as percentages of the Fund's net assets attributable to Common Shares. Unlike the table above, this table assumes that no Preferred Shares and no other leverage is used. This will be the case, for instance, prior to the Fund's issuance of Preferred Shares or the use of other Leverage Instruments. In accordance with these assumptions, the Fund's expenses would be estimated to be as follows:

                                          PERCENTAGE OF NET ASSETS ATTRIBUTABLE
                                               TO COMMON SHARES (ASSUMES NO
                                                PREFERRED SHARES OR OTHER
                                             LEVERAGE INSTRUMENTS ARE USED)

           ANNUAL EXPENSES
           Management fees (5)                            1.00%
           Other expenses                                 0.34%
                                                         ------
               Total annual expenses                      1.34%
                                                         ======

     (5) Represents the aggregate fee payable to the Adviser (a portion of which is paid by the Adviser to the Sub-Adviser).


     The purpose of the table above and the example below is to help you understand all fees and expenses that you, as a holder of Common Shares, would bear directly or indirectly. The expenses shown in the table under "Other expenses" and "Total annual expenses" are based on estimated amounts for the Fund's first full year of operations and assume that the Fund issues approximately 5,000,000 Common Shares. See "Management of the Fund" and "Dividend Reinvestment Plan."


     The following example illustrates the expenses (including the sales load of $45, estimated offering expenses of this offering of $2 and the estimated offering costs of issuing debt assuming the Fund issues Preferred Shares representing 33-1/3% of the Fund's capital (after their issuance) of $6.54)
that you would pay on a $1,000 investment in Common Shares, assuming (1) total net annual expenses of 4.59% of net assets attributable to Common Shares and (2) a 5% annual return*:
      1 YEAR            3 YEARS          5 YEARS           10 YEARS
        $92              $188             $295              $611

   * THE EXAMPLE SHOULD NOT BE CONSIDERED A REPRESENTATION OF FUTURE EXPENSES. ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. The example assumes that the estimated "Other expenses" set forth in the Annual Expenses table are accurate and that all dividends and distributions are reinvested at net asset value. Moreover, the Fund's actual rate of return may be greater or less than the hypothetical 5% return shown in the example. In the event that the Fund does not utilize any leverage, an investor would pay the following expenses based on the assumptions in the example: one year, $60; three years, $88; five years, $119; and ten years, $212.

                                    THE FUND

     The Fund is a newly organized, diversified, closed-end management investment company registered under the 1940 Act. The Fund was organized on March 9, 2006 as a Massachusetts business trust pursuant to a Declaration of Trust (the "Declaration of Trust"). As a newly organized entity, the Fund has no operating history. The Fund's principal office is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, and its telephone number is (630) 241-4141. Investment in the Fund involves certain risks and special considerations, including risks associated with the Fund's use of leverage. See "Risks."

                                 USE OF PROCEEDS

     The net proceeds of the offering of Common Shares will be approximately $ ($ if the Underwriters exercise the overallotment option in full) after payment of the estimated offering costs. The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed 0.20% (or $0.04 per Common Share) of the Fund's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed 0.20% (or $0.04 per Common Share) of the Fund's offering price. The Fund will invest the net proceeds of the offering in accordance with the Fund's investment objectives and policies as stated below. The Fund expects it will be able to invest substantially all of the net proceeds in securities that meet the Fund's investment objectives and policies within 90 days after the completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.


                             THE FUND'S INVESTMENTS

INVESTMENT OBJECTIVES AND POLICIES

     The Fund's primary investment objective is to seek current income. The Fund seeks capital preservation as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.


     Under normal market circumstances, the Fund will invest at least 80% of its Managed Assets in preferred securities that the Fund believes at the time of investment are eligible to pay tax-advantaged dividends. Tax-advantaged dividends received by individual Common Shareholders who meet certain holding period and other requirements are taxed at long-term capital gain rates that for individuals currently reach a maximum of 15%. Tax-advantaged dividends received by corporate Common Shareholders who meet holding period and other requirements are eligible for the "dividends received deduction." Tax-advantaged dividends generally include dividends from domestic corporations and dividends from non-U.S. corporations that meet certain criteria. The Fund generally can pass the tax treatment of tax-advantaged dividends it receives through to its Common Shareholders. For the Fund to receive tax-advantaged dividends, the Fund must meet certain holding period and other requirements with respect to securities paying an otherwise tax-advantaged dividend. In order for otherwise tax-advantaged dividends from the Fund received by individual Common Shareholders to be taxable at long-term capital gain rates, the Common Shareholder must generally hold his or her Common Shares for more than 60 days during the 121-day period beginning 60 days before the ex-dividend date. The provisions of the Internal Revenue Code of 1986, as amended (the "Code") applicable to "qualified dividend income" are set to expire for tax years beginning January 1, 2011. Thereafter, higher tax rates will apply unless further legislative action is taken. See "Federal Tax Matters."


     The Fund's investment objectives and the investment restrictions listed in the SAI are considered fundamental and may not be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and the holders of the outstanding Preferred Shares voting as a single class. The remainder of the Fund's investment policies, including its investment strategy, are considered non-fundamental and may be changed by the Board of Trustees without shareholder approval, provided that shareholders receive at least 60 days' prior written notice of any change. As defined in the 1940 Act, when used with respect to particular shares of the Fund, a "majority of the outstanding" shares means (i) 67% or more of the shares present at a meeting, if the holders of more than 50% of the shares are present or represented by proxy, or (ii) more than 50% of the shares, whichever is less.

INVESTMENT PHILOSOPHY AND PROCESS

     The Sub-Adviser will select securities for the Fund's portfolio employing the investment strategies established by its investment team (the "Sub-Adviser Investment Team"). The Sub-Adviser Investment Team will regularly monitor and make allocation decisions among issuers of various regions and credit qualities in order to achieve the Fund's primary investment objective of seeking current income and secondary investment objective of seeking capital preservation. The Fund has no stated maturity strategy, but the Sub-Adviser will manage the Fund's portfolio based on the Investment Team's views of current and expected interest rates. The Sub-Adviser will invest in securities of various maturities, including securities that have no stated maturity, or "perpetual" in nature, which it believes offer income and capital preservation opportunities to the Fund. The Sub-Adviser expects, under normal market conditions, that the weighted average rating (or if unrated, determined to be of comparable quality by the Sub-Adviser) of the Fund's portfolio securities will be investment grade.

     In selecting securities for the Fund, the Sub-Adviser may consider, among other things:

     o the Sub-Adviser's own evaluation of the market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the issuer;

     o  the interest or dividend income payable on the securities;

     o the yield and credit rating on the securities relative to other comparable securities;

     o whether the securities are entitled to the benefits of call protection or other protective covenants; and

     o the existence of any anti-dilution protections or guarantees related to the target securities.

     The Sub-Adviser Investment Team's typical investment identification process with respect to the securities to be acquired by the Fund is to identify issuers that have adequate earnings and free cash flow coverage to avoid future losses of principal and increase the likelihood of payment of any applicable dividends or interest. In determining whether or not to purchase securities issued by unrated issuers, the Sub-Adviser will utilize a proprietary in-house underwriting model that applies a set of underwriting guidelines developed by the Sub-Adviser based on its existing credit models as well as research studies and various methodologies developed by or used by one or more NRSROs. Allocation between investment grade and below-investment grade and rated versus unrated securities will vary according to relative value and opportunity identified by the Sub-Adviser Investment Team. The Sub-Adviser Investment Team will have daily responsibility for the management of the portfolio and for the implementation of the investment process, monitored through regular investment committee meetings.

PORTFOLIO COMPOSITION

     The Fund's portfolio will be composed principally of the following investments. A more detailed description of the Fund's investment policies and restrictions and more detailed information about the Fund's portfolio investments are contained in the SAI.


     Tax-Advantaged Securities. The Fund will invest at least 80% of its Managed Assets in preferred securities that the Sub-Adviser believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by Common Shareholders of the Fund and are issued or guaranteed by the following U.S. and/or Canadian entities and their affiliates: community banks and other financial institutions with assets in excess of $50 million, financial services companies, structured finance entities, insurance companies, registered investment companies, telecommunication companies, utilities and other energy-related entities, and Governmental Agencies, as well as tax-advantaged, current income-producing preferred securities issued or guaranteed by certain qualified foreign issuers (including ADRs).


      Preferred Securities. The Fund intends to invest in preferred securities. The Fund will invest in both floating-rate issues and fixed-rate issues. Preferred securities represents an equity ownership interest in a corporation, but generally entitle the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred securities offer a fixed rate of return with no maturity date. Because those preferred securities never mature, they act like long-term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Other preferred securities have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred security holders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

     Below-Investment Grade Securities. The Fund may invest up to 50% of its Managed Assets in securities that are rated below-investment grade or, if unrated, determined to be of comparable quality by the Sub-Adviser. Below-investment grade securities purchased by the Fund will be rated, at the time of investment, at least "B-" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser. However, securities that, at the time of investment, are rated below-investment grade quality by one NRSRO and investment grade quality by another NRSRO, will be deemed investment grade securities. The Sub-Adviser expects, under normal market conditions, that the weighted average rating (or if unrated, determined to be of comparable quality by the Sub-Adviser) of the Fund's portfolio securities will be investment grade. The ratings of a rating agency represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

     If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its Common Shareholders. The Fund's securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

     Since the risk of default is higher for below-investment grade securities than investment grade securities, the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type. The Sub-Adviser will attempt to identify those issuers of below-investment grade securities whose financial condition the Sub-Adviser believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Sub-Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.


     Equity Securities. In addition to its investment in preferred securities, the Fund may also invest up to 10% of its Managed Assets in other types of equity securities, all or a portion of which may be foreign equity securities. The special types of equity securities in which the Fund may invest include common stocks, equity units and convertible securities. Such securities may include common stocks of REITs and utilities that either are required to or customarily distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.


     Canadian Income Trusts. The Fund may invest in Canadian income trusts. A Canadian income trust is an entity that holds and operates an underlying asset or group of assets. A Canadian income trust structure is formed when, instead of offering its securities directly to the public, an operating entity creates a trust. The trust offers units to the public and uses the proceeds to purchase the common shares and high-yield debt of the operating entity. Canadian income trusts typically consist of a trust structured to own: (1) debt and/or equity of an underlying company or other entity which carries on an active business; (2) real estate assets; or (3) a royalty income stream generated from resource properties. Canadian income trusts are designed to distribute most of the operating cash flow generated by the underlying business or assets to unit holders. This may differ from publicly listed companies which generally retain and re-invest a greater proportion of their operating cash flow in their operations. The amount of distributions paid on a unit of an income trust will vary from time to time based on production levels, commodity prices, royalty rates, operating and general administrative expenses, debt service charges and deductions, including holdbacks for future capital spending. Canadian income trust units represent an equal fractional beneficial interest in the Canadian income trust and its underlying assets. Units of Canadian income trusts are unlike conventional debt instruments in that there is no principal amount owing directly to unit holders.


     Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may either be secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

     Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds or bank loans. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). CDOs may be either synthetic or non-synthetic. Rather than being backed by a pool of assets, as is the case with a non-synthetic CDO, a synthetic CDO is typically backed by a pool of credit derivatives, including credit default swaps, forward contracts and options. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine or subordinated equity tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to asset-backed and mortgage-backed securities.

     Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Adviser believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission.

     As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services (such as "Ba" or lower by Moody's or "BB" or lower by S&P), or may be unrated investments determined to be of comparable quality by the Sub-Adviser. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

     Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

     Foreign Securities. The Fund may invest up to 10% of its Managed Assets in securities of corporate and governmental issuers located outside the United States. The Fund will not invest in issuers located in emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the

U.S. capital markets by foreign corporations, banks and governments. For purposes of the above limitation, foreign securities do not include ADRs. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

     Trust Preferred Securities. Trust preferred securities are limited-life preferred securities that are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by corporations, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures issued by the corporation, or similarly structured securities. The maturity and dividend rate of the trust preferred securities are structured to match the maturity and coupon interest rate of the interest-bearing notes, preferred securities or subordinated debentures. Trust preferred securities usually mature on the stated maturity date of the interest-bearing notes, preferred securities or subordinated debentures and may be redeemed or liquidated prior to the stated maturity date of such instruments for any reason on or after their stated call date or upon the occurrence of certain extraordinary circumstances at any time. Distributions from trust preferred securities will not generally qualify for favorable treatment as qualified dividend income.

     Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, or during periods in which the Adviser or Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents, including auction rate preferred securities or commercial paper. The Adviser's or Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, Common Shares of the Fund may be adversely affected and the Fund may not pursue or achieve its investment objectives. For a further description of these temporary investments, see the SAI under "Investment Policies and Techniques."

INVESTMENT PRACTICES

     Strategic Transactions. The Fund may, but is not required to, use various Strategic Transactions to seek to (1) reduce interest rate risks arising from any use of financial leverage, (2) facilitate portfolio management, (3) mitigate risks, including interest rate, currency and credit risks, and/or (4) earn income. Strategic Transactions are generally accepted under modern portfolio management theory and are regularly used by many mutual funds and other institutional investors. Although the Sub-Adviser seeks to use such practices to further the Fund's investment objectives, no assurance can be given that the Sub-Adviser will engage in any of these practices or that these practices will achieve this result.

     The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, currencies, fixed-income and interest rate indices and other financial instruments, purchase and sell financial futures contracts and options thereon and enter into various interest rate and currency transactions such as swaps, caps, floors or collars or credit transactions, total rate of return swap transactions and credit derivative instruments. The Fund also may purchase derivative instruments that combine features of these instruments. The Fund generally seeks to use Strategic Transactions as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate and currency exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain, although no more than 5% of the Fund's Managed Assets will be committed to initial margin and premiums for those positions.

     Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transactions or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment, or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions are not otherwise available to the Fund for investment purposes. See "Risks--Derivatives Risk" in this prospectus and "Other Investment Policies and Techniques" in the SAI for further information on Strategic Transactions and their risks.

     Portfolio Turnover. The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 40% under normal circumstances. Portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. There are no limits on the rate of portfolio turnover, and investments may be sold without regard to length of time held when the Fund's investment strategy so dictates. A higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. High portfolio turnover may result in the realization of net short-term capital gains by the Fund which, when distributed to Common Shareholders, will be taxable as ordinary income. See "Federal Tax Matters."


                         BORROWINGS AND PREFERRED SHARES

     The Fund may issue Leverage Instruments in an aggregate amount up to 33-1/3% of the Fund's Managed Assets. Any use of Leverage Instruments by the Fund will, however, be consistent with the provisions of the 1940 Act. The Leverage Instruments would have complete priority upon distribution of the Fund's assets over Common Shares. The issuance of Leverage Instruments would leverage the Common Shares. Although the timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any Leverage Instrument offering in securities consistent with the Fund's investment objectives and policies. If Preferred Shares are issued, they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instruments, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.

     Leverage creates risk for the Common Shareholders, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on repurchase agreements, borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Adviser (and by the Adviser to the Sub-Adviser) will be calculated on the basis of the Managed Assets including proceeds from repurchase agreements and other borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing financial leverage, the investment advisory fee payable to the Adviser (and by the Adviser to the Sub-Adviser) will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations. See "Risks--Leverage Risk."

     The Fund's Declaration of Trust authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33-1/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

     The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act does (in certain circumstances) grant to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

     Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

     Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's Trustees will be elected by the holders of Preferred Shares as a class. The remaining Trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the Trustees of the Fund.

     The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.

EFFECTS OF LEVERAGE

     Assuming that the Leverage Instruments will represent approximately 33.18% of the Fund's capital and pay dividends or interest at an annual combined average rate of 5.13%, the income generated by the Fund's portfolio (net of estimated expenses) must exceed 1.80% in order to cover the dividend or interest payments specifically related to the Leverage Instruments. Of course, these numbers are merely estimates used for illustration. Actual dividend or interest rates on the Leverage Instruments will vary frequently and may be significantly higher or lower than the rate estimated above.

     The following table is furnished in response to requirements of the Securities and Exchange Commission. It is designed to illustrate the effect of leverage on Common Share total return, assuming investment portfolio total returns (comprised of income and changes in the value of securities held in the Fund's portfolio) of (10%), (5%), 0%, 5% and 10%. These assumed investment portfolio returns are hypothetical figures and are not necessarily indicative of the investment portfolio returns experienced or expected to be experienced by the Fund. See "Risks."

     The table further reflects the issuance of Leverage Instruments representing 33.18% of the Fund's capital, net of expenses, and the Fund's currently projected annual dividend or interest on its Leverage Instruments of 5.13%.

     Assumed Portfolio Total Return (Net of Expenses)        (10)%       (5)%        0%        5%       10%
     Common Share Total Return                              (17.51)%   (10.03)%   (2.55)%    4.94%     12.42%

     Common Share total return is composed of two elements: the Common Share dividends paid by the Fund (the amount of which is largely determined by the net investment income of the Fund after paying dividends or interest on its Leverage Instruments) and gains or losses on the value of the securities the Fund owns. As required by Securities and Exchange Commission rules, the table above assumes that the Fund is more likely to suffer capital losses than to enjoy capital appreciation. For example, to assume a total return of 0% the Fund must assume that the interest it receives on its debt security investments is entirely offset by losses in the value of those bonds.


                                      RISKS

     Risk is inherent in all investing. The following discussion summarizes the principal risks that you should consider before deciding whether to invest in the Fund. For additional information about the risks associated with investing in the Fund, see "Additional Information About the Fund's Investments" in the SAI.

NO OPERATING HISTORY

     The Fund is a newly organized, diversified, closed-end management investment company with no operating history.

INVESTMENT AND MARKET RISK

     An investment in Common Shares is subject to investment risk, including the possible loss of the entire principal amount invested. An investment in Common Shares represents an indirect investment in the securities owned by the Fund. The value of these securities, like other market investments, may move up or down, sometimes rapidly and unpredictably. The value of the securities in which the Fund invests will affect the value of the Common Shares. The Common Shares at any point in time may be worth less than your original investment, even after taking into account the reinvestment of Fund dividends and distributions.

MANAGEMENT RISK

     The Fund is subject to management risk because it has an actively managed portfolio. The Adviser and the Sub-Adviser will apply investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that these will produce the desired results.

DEPENDENCE ON KEY PERSONNEL

     The Sub-Adviser is dependent upon the experience and expertise of Mr. Scott Fleming and Mr. Robert De Rochie in providing advisory services with respect to the Fund's investments. If the Sub-Adviser were to lose the services of Mr. Fleming or Mr. De Rochie, its ability to service the Fund could be adversely affected. There can be no assurance that a suitable replacement could be found for Mr. Fleming or Mr. De Rochie in the event of their death, resignation, retirement or inability to act on behalf of the Sub-Adviser.

LOSS OF "QUALIFIED DIVIDEND INCOME" STATUS

     Without further legislation, the tax advantage associated with "qualified dividend income" is set to expire for tax years beginning January 1, 2011. The loss of such tax advantage would reduce the after-tax yield of any income from the Fund's investments that would otherwise constitute "qualified dividend income," thereby reducing the overall level of tax-advantaged current income available to individual and other non-corporate holders of Common Shares.

FINANCIAL SERVICES SECTOR


     The Fund's Managed Assets will be primarily invested in securities issued by companies in the financial services sector, which includes banks and thrifts, financial services and insurance companies and investment firms. In addition, within the financial services sector, the Fund's investments will be concentrated in the banking industry. A fund concentrated in a single industry is likely to present more risks than a fund that is broadly diversified over several industries. Banks, thrifts and their holding companies are especially subject to the adverse effects of economic recession; volatile interest rates; portfolio concentrations in geographic markets and in commercial and residential real estate loans; and competition from new entrants in their fields of business. Although previously-enacted legislation repealed most of the barriers which separated the banking, insurance and securities industries, these industries are still extensively regulated at both the federal and state level and may be adversely affected by increased regulations.


     Banks and thrifts face increased competition from nontraditional lending sources as regulatory changes, such as the previously- enacted financial services overhaul legislation, permit new entrants to offer various financial products. Technological advances such as the Internet allow these nontraditional lending sources to cut overhead and permit the more efficient use of customer data.

     Brokerage firms, broker/dealers, investment banks, finance companies and mutual fund companies are also financial services providers. These companies compete with banks and thrifts to provide traditional financial service products, in addition to their traditional services, such as brokerage and investment advice. In addition, all financial service companies face shrinking profit margins due to new competitors, the cost of new technology and the pressure to compete globally.

     Companies involved in the insurance industry are engaged in underwriting, selling, distributing or placing of property and casualty, life or health insurance. Insurance company profits are affected by many factors, including interest rate movements, the imposition of premium rate caps, competition and pressure to compete globally. Property and casualty insurance profits may also be affected by weather catastrophes, acts of terrorism and other disasters. Life and health insurance profits may be affected by mortality rates. Already extensively regulated, insurance companies' profits may also be adversely affected by increased government regulations or tax law changes.

PREFERRED STOCK RISK

     Preferred stocks are unique securities that combine some of the characteristics of both common stocks and bonds. Preferred stocks generally pay a fixed rate of return and are sold on the basis of yield, like bonds. However, because they are equity securities, preferred stocks provide equity ownership of a company and the income is paid in the form of dividends. Preferred stocks typically have a yield advantage over common stocks as well as comparably-rated fixed-income investments. Preferred stocks are typically subordinated to bonds and other debt instruments in a company's capital structure, in terms of priority to corporate income, and therefore will be subject to greater credit risk than those debt instruments. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer's board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

BELOW-INVESTMENT GRADE SECURITIES RISK

     The Fund may invest up to 50% of its Managed Assets in below-investment grade securities. Below-investment grade securities are rated below "Baa3" by Moody's, below "BBB-" by S&P, comparably rated by another NRSRO or, if unrated, determined to be of comparable credit quality by the Sub-Adviser. However, no more than 40% of the Fund's Managed Assets may be invested in unrated securities determined by the Sub-Adviser to be below-investment grade. Below-investment grade debt instruments are commonly referred to as "high-yield" or "junk" bonds and are considered speculative with respect to the issuer's capacity to pay interest and repay principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for high-yield securities tend to be very volatile, and these securities are less liquid than investment grade debt securities. For these reasons, an investment in the Fund is subject to the following specific risks:

     o increased price sensitivity to changing interest rates and to a deteriorating economic environment;

     o  greater risk of loss due to default or declining credit quality;

     o adverse company specific events are more likely to render the issuer unable to make interest and/or principal payments; and

     o a negative perception of the below-investment grade market may depress the price and liquidity of below-investment grade securities.

     Adverse changes in economic conditions are more likely to lead to a weakened capacity of a below-investment grade issuer to make principal payments and interest payments than an investment grade issuer. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity.

     The secondary market for below-investment grade securities may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on the Fund's ability to dispose of a particular security. There are fewer dealers in the market for below-investment grade securities than for investment grade obligations. The prices quoted by different dealers may vary significantly and the spread between the bid and asked price is generally much larger than for higher quality instruments. Under adverse market or economic conditions, the secondary market for below-investment grade securities could contract further, independent of any specific adverse changes in the condition of a particular issuer and these securities may become illiquid. As a result, the Fund could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Fund's NAV.

SMALLER ISSUER RISK

     The Fund may invest in securities issued by smaller financial institutions and insurance companies that may present greater opportunities for income, and may also involve greater investment risk than larger, more established companies. As a result, the prices of the securities of such smaller companies may fluctuate to a greater degree than the prices of securities of other issuers.

PRIVATELY-ISSUED SECURITIES RISK

     In addition to being subject to the risks applicable to restricted and/or illiquid securities, as described below, privately-issued securities are also subject to the following risks:

     Availability Risk. The Fund's ability to make investments in privately-issued securities is dependent upon the availability of a sufficient supply of such securities that meets the investment criteria established by the Adviser and Sub-Adviser. While the Fund may purchase a substantial portion of such securities from or through one or more broker-dealers or intermediaries and/or directly from the issuers thereof, the Fund has no current obligations to purchase any such securities and none of such parties has a current obligation to sell any such securities to the Fund. To the extent the Fund must pay any fees associated with the issuance of such securities, including brokers' or finders' fees, it may reduce the Fund's targeted tax-advantaged yield. If the Fund is unsuccessful in obtaining any such securities, the Fund's overall current yield and tax-advantaged benefits may be adversely affected. In addition, under such circumstances the Fund may be required to invest its Managed Assets in other investments that do not pay rates of return that are as high as those expected to be paid on such securities, in which case the Fund may not be able to achieve its investment objectives.

     Valuation Risk. The Fund will use an independent pricing service to value any privately-issued preferred securities, which generally are expected initially, and for some extended period of time, to be illiquid. Based on information provided to the Fund by such independent pricing service, in determining the value of privately-issued preferred securities, such pricing service will consider (i) the characteristics of, and fundamental analytical data relating to, the privately-issued preferred securities, including cost, size of the issuance, current dividend rate and the time period until the next dividend rate readjustment, (ii) the credit quality of the issuer, based on an evaluation of its financial condition and regulatory filings and (iii) transactions in securities comparable to such privately-issued preferred securities and various relationships between securities that are recognized by institutional traders. The Fund will use a fair value methodology if the independent pricing service is unable to provide a price for a privately-issued security, if the price provided by the independent pricing service is deemed unreliable or if events occurring after the close of a securities market and before the Fund values its Managed Assets would materially affect net asset value. A security that is fair valued may be valued at a price higher or lower than (i) the price that may be received if such security were to be sold or (ii) the value determined by other funds using their own fair valuation procedures. In addition, where no market currently exists for privately-issued preferred securities, there can be no assurance that any such market will develop in the future, which may adversely affect the valuation of such securities, which in turn may adversely affect the ability of the Fund to sell such securities at times or prices desired by the Fund.

ILLIQUID/RESTRICTED SECURITIES RISK

     The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund has valued the securities). The Fund may also invest in restricted securities. Investments in restricted securities could have the effect of increasing the amount of the Fund's assets invested in illiquid securities if qualified institutional buyers are unwilling to purchase these securities. Illiquid and restricted securities may be difficult to dispose of at a fair price at the times when the Fund believes it is desirable to do so. The market price of illiquid and restricted securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or receives upon the sale of such securities. Illiquid and restricted securities are also more difficult to value and the Sub-Adviser's judgment may play a greater role in the valuation process. Investment of the Fund's assets in illiquid and restricted securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid and restricted securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid or restricted securities. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered, therefore enabling the Fund to sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. In either case, the Fund would bear market risks during that period.

OTHER SECURITIES RISK

     The Fund may invest up to 20% of its Managed Assets in the following types of securities:


     Equity Securities Risk. The Fund may invest up to 10% of its Managed Assets in special types of equity securities. Equity securities in general are subject to the following risks. An adverse event, such as an unfavorable earnings report, may depress the value of a particular common stock held by the Fund. Also, the prices of equity securities are sensitive to general movements in the stock market and a drop in the stock market may depress the prices of equity securities to which the Fund has exposure. All equity securities prices fluctuate for several reasons including changes in investors' perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, equity securities prices may be particularly sensitive to rising interest rates, as the cost of capital rises and borrowing costs increase. The value of the U.S. and foreign equity securities in which the Fund invests will be affected by changes in the stock markets, which may be the result of domestic or international political or economic news, changes in interest rates or changing investor sentiment. At times, stock markets can be volatile and stock prices can change substantially. The equity securities of smaller companies are more sensitive to these changes than those of larger companies.

     Canadian Income Trust Risk. Investments in Canadian income trusts are equity investments and thus have the risks inherent in investing in equity securities, and are also subject to the risks specific to the energy sector. In many circumstances, Canadian income trusts have limited operating histories. The value of Canadian income trust securities may be influenced by factors that are not within the Fund's control, including the financial performance of the respective issuers, interest rates, exchange rates, commodity prices (which will vary and are determined by supply and demand factors, including weather and general economic and political conditions), the hedging policies employed by such issuers, regulatory issues and operational risks.


     Canadian income trusts are also subject to the following risks:

     o Potential sacrifice of growth. Potential growth may be sacrificed because earnings are passed on to unit holders, rather than reinvested in the business.

     o No guarantees. Canadian income trusts generally do not guarantee minimum distributions or even return of capital. If the assets underlying a Canadian income trust do not perform as expected, such Canadian income trust may reduce or even eliminate distributions. The declaration of such distributions generally depends upon various factors, including the operating performance and financial condition of the Canadian income trust and general economic conditions.

     o Potential for tax recharacterization or changes. The current Canadian tax treatment of certain income trusts that allows income to flow through to investors and be taxed only at the individual level could be challenged under existing Canadian tax laws, or such tax laws could change. Conversely, there may be a risk of recharacterization to such flow-through treatment for U.S. tax purposes.

     o Liability. Income trusts may not offer the same statutory rights normally associated with ownership of shares of a corporation.

     REIT Risk. REITs are financial vehicles that pool investors' capital to purchase or finance real estate. REITs may concentrate their investments in specific geographic areas or in specific property types, e.g., hotels, shopping malls, residential complexes and office buildings. The market value of REIT shares and the ability of the REITs to distribute income may be adversely affected by several factors, including rising interest rates; changes in the national, state and local economic climate and real estate conditions; perceptions of prospective tenants of the safety, convenience and attractiveness of the properties; the ability of the owners to provide adequate management, maintenance and insurance; the cost of complying with the Americans with Disabilities Act; increased competition from new properties; the impact of present or future environmental legislation and compliance with environmental laws; changes in real estate taxes and other operating expenses; adverse changes in governmental rules and fiscal policies; adverse changes in zoning laws; and other factors beyond the control of the issuers of the REITs. In addition, distributions received by the Fund from REITs may consist of dividends, capital gains and/or return of capital. Many of these distributions however will not generally qualify for favorable treatment as qualified dividend income.

     Fixed-Income Securities Risk. In addition to the risks discussed above, debt securities, including high-yield securities, are subject to certain risks, including:

     o Issuer/Credit Risk. The value of fixed-income securities may decline for a number of reasons which directly relate to the issuer, such as management performance, financial leverage, reduced demand for the issuer's goods and services and failure of the issuer to make interest payments.

     o Interest Rate Risk. Interest rate risk is the risk that fixed-income securities will decline in value because of changes in market interest rates. When market interest rates rise, the market value of such securities generally will fall. During periods of rising interest rates, the average life of certain types of securities may be extended because of slower than expected prepayments. This may lock in a below-market yield, increase the security's duration and reduce the value of the security. Investments in debt securities with long-term maturities may experience significant price declines if long-term interest rates increase.

     o Reinvestment Risk. Reinvestment risk is the risk that income from the Fund's portfolio will decline if the Fund invests the proceeds from matured, traded or called bonds at market interest rates that are below the Fund portfolio's current earnings rate. A decline in income could affect the Common Shares' market price or their overall returns.

     o Prepayment Risk. During periods of declining interest rates, the issuer of a security may exercise its option to prepay principal earlier than scheduled, forcing the Fund to reinvest in lower yielding securities. This is known as call or prepayment risk. Debt securities frequently have call features that allow the issuer to repurchase the security prior to its stated maturity. An issuer may redeem an obligation if the issuer can refinance the debt at a lower cost due to declining interest rates or an improvement in the credit standing of the issuer.

     Convertible Securities Risk. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality. As with all fixed-income securities, the market values of convertible securities tend to decline as interest rates increase and, conversely, to increase as interest rates decline. However, when the market price of the common stock underlying a convertible security exceeds the conversion price, the convertible security tends to reflect the market price of the underlying common stock. As the market price of the underlying common stock declines, the convertible security tends to trade increasingly on a yield basis and thus may not decline in price to the same extent as the underlying common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently entail less risk than the issuer's common stock.

     Foreign Securities Risk. The Fund may invest up to 10% of its Managed Assets in securities of foreign issuers. Investing in securities of foreign issuers, which are generally denominated in foreign currencies, may involve certain risks not typically associated with investing in securities of U.S. issuers. These risks include: (i) there may be less publicly available information about foreign issuers or markets due to less rigorous disclosure or accounting standards or regulatory practices; (ii) foreign markets may be smaller, less liquid and more volatile than the U.S. market; (iii) potential adverse effects of fluctuations in currency exchange rates or controls on the value of the Fund's investments; (iv) the economies of foreign countries may grow at slower rates than expected or may experience a downturn or recession;
(v) the impact of economic, political, social or diplomatic events; (vi) certain foreign countries may impose restrictions on the ability of foreign issuers to make payments of principal and interest to investors located in the United States due to blockage of foreign currency exchanges or otherwise; and (vii) withholding and other foreign taxes may decrease the Fund's return. These risks may be more pronounced to the extent that the Fund invests a significant amount of its assets in companies located in one region.

     Foreign Government Securities Risk. Economies and social and political climates in individual countries may differ unfavorably from the United States. The ability of a government issuer, especially in an emerging market country, to make timely and complete payments on its debt obligations will be strongly influenced by the government issuer's balance of payments, including export performance, its access to international credits and investments, fluctuations of interest rates and the extent of its foreign reserves. A country whose exports are concentrated in a few commodities or whose economy depends on certain strategic imports could be vulnerable to fluctuations in international prices of these commodities or imports. To the extent that a country receives payment for its exports in currencies other than U.S. dollars, its ability to make debt payments denominated in U.S. dollars could be adversely affected. If a government issuer cannot generate sufficient earnings from foreign trade to service its external debt, it may need to depend on continuing loans and aid from foreign governments, commercial banks, and multinational organizations. There are no bankruptcy proceedings similar to those in the United States by which defaulted government debt may be collected. Additional factors that may influence a government issuer's ability or willingness to service debt include, but are not limited to, a country's cash flow situation, the availability of sufficient foreign exchange on the date a payment is due, the relative size of its debt service burden to the economy as a whole and the issuer's policy towards the International Monetary Fund, the International Bank for Reconstruction and Development and other international agencies to which a government debtor may be subject.

     Trust Preferred Securities Risk. Trust preferred securities are limited-life preferred securities typically issued by corporations, generally in the form of interest-bearing notes or preferred securities, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. Dividend payments of the trust preferred securities generally coincide with interest payments on the underlying obligations. Trust preferred securities generally have a yield advantage over traditional preferred stocks, but unlike preferred stocks, distributions are treated as interest rather than dividends for federal income tax purposes and therefore, are not eligible for the dividends-received deduction and do not constitute qualified dividend income. Trust preferred securities prices fluctuate for several reasons including changes in investors' perception of the financial condition of an issuer or the general condition of the market for trust preferred securities, or when political or economic events affecting the issuers occur. Trust preferred securities are also sensitive to interest rate fluctuations, as the cost of capital rises and borrowing costs increase in a rising interest rate environment and the risk that a trust preferred security may be called for redemption in a falling interest rate environment. Certain of the other risks unique to trust preferred securities include: (i) distributions on trust preferred securities will be made only if interest payments on the interest-bearing notes, preferred securities or subordinated debentures are made; (ii) a corporation issuing the interest-bearing notes, preferred securities or subordinated debentures may defer interest payments on these instruments for up to 20 consecutive quarters and if such election is made, distributions will not be made on the trust preferred securities during the deferral period; (iii) certain tax or regulatory events may trigger the redemption of the interest-bearing notes, preferred securities or subordinated debentures by the issuing corporation and result in prepayment of the trust preferred securities prior to their stated maturity date; (iv) future legislation may be proposed or enacted that may prohibit the corporation from deducting its interest payments on the interest-bearing notes, preferred securities or subordinated debentures for tax purposes, making redemption of these instruments likely; (v) a corporation may redeem the interest-bearing notes, preferred securities or subordinated debentures in whole at any time or in part from time to time on or after a stated call date; (vi) trust preferred securities holders have very limited voting rights; and (vii) payment of interest on the interest-bearing notes, preferred securities or subordinated debentures, and therefore distributions on the trust preferred securities, is dependent on the financial condition of the issuing corporation.

     Currency Risk. The value of securities denominated or quoted in foreign currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. The Fund's investment performance may be negatively affected by a devaluation of a currency in which the Fund's investments are denominated or quoted. Further, the Fund's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities denominated or quoted in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

     Credit Linked Notes Risk. The Fund may invest in Credit Linked Notes. Credit Linked Notes are securities that are collateralized by one or more credit default swaps on designated debt securities that are referred to as "reference securities."

     Through the purchase of a Credit Linked Note, the buyer assumes the risk of the default or, in some cases, other declines in credit quality of the referenced securities. The buyer also takes on exposure to the issuer of the Credit Linked Note in the full amount of the purchase price of the note. The issuer of a Credit Linked Note normally will have hedged its risk on the reference securities without acquiring any additional credit exposure. The Fund has the right to receive periodic interest payments from the issuer of the Credit Linked Note at an agreed upon interest rate, and, if there has been no default or, if applicable, other declines in credit quality, a return of principal at the maturity date.

     Credit Linked Notes are subject to credit risk of the reference securities underlying the credit default swaps. If one of the underlying reference securities defaults or suffers certain other declines in credit quality, the Fund may, instead of receiving repayment of principal in whole or in part, receive the security that has defaulted.

     Credit Linked Notes typically are privately negotiated transactions between two or more parties. The Fund bears the risk that the issuer of the Credit Linked Note will default or become bankrupt. The Fund bears the risk of loss of the principal amount it invested and the periodic interest payments expected to be received for the duration of its investment in the Credit Linked Note.

     The market for Credit Linked Notes may suddenly become illiquid. The other parties to the transaction may be the only investors with sufficient understanding of the derivative to be interested in bidding for it. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for Credit Linked Notes. In certain cases, a market price for a Credit Linked Note may not be available.

INFLATION/DEFLATION RISK

     Inflation risk is the risk that the value of assets or income from investments will be worth less in the future as inflation decreases the value of money. As inflation increases, the real value of the Common Shares and distributions can decline. In addition, during any periods of rising inflation, the dividend rates or borrowing costs associated with the Fund's use of financial leverage would likely increase, which would tend to further reduce returns to Common Shareholders. Deflation risk is the risk that prices throughout the economy decline over time--the opposite of inflation. Deflation may have an adverse affect on the creditworthiness of issuers and may make issuer default more likely, which may result in a decline in the value of the Fund's portfolio.

MARKET DISCOUNT FROM NET ASSET VALUE


     Shares of closed-end investment companies frequently trade at a discount from their NAV. This characteristic is a risk separate and distinct from the risk that the Fund's NAV could decrease as a result of its investment activities and may be greater for investors expecting to sell their Common Shares in a relatively short period following completion of this offering. The NAV of the Common Shares will be reduced immediately following the offering as a result of the payment of certain offering costs. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell Common Shares, whether investors will realize gains or losses upon the sale of the Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the investor's purchase price for the Common Shares. Because the market price of the Common Shares will be determined by factors such as NAV, dividend and distribution levels and their stability (which will in turn be affected by levels of dividend payments by the Fund's portfolio holdings, the timing and success of the Fund's investment strategies, regulation affecting the timing and character of Fund distributions, Fund expenses and other factors), supply of and demand for the Common Shares, trading volume of the Common Shares, general market, interest rate and economic conditions and other factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below or above NAV or at, below or above the initial public offering price.


LEVERAGE RISK

     The Fund may borrow an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from Leverage Instruments). However, the Fund anticipates that under normal market conditions, it will issue Leverage Instruments in an aggregate amount up to 33-1/3% of the Fund's Managed Assets. Borrowings and the issuance of Preferred Shares by the Fund are referred to in this prospectus collectively as "leverage." The Fund may use leverage for investment purposes, to finance the repurchase of its Common Shares and to meet cash requirements. Although the use of leverage by the Fund may create an opportunity for increased return for the Common Shares, it also results in additional risks and can magnify the effect of any losses. If the income and gains earned on the securities and investments purchased with leverage proceeds are greater than the cost of the leverage, the Common Shares' return will be greater than if leverage had not been used. Conversely, if the income and gains from the securities and investments purchased with such proceeds does not cover the cost of leverage, the return to the Common Shares will be less than if leverage had not been used. There is no assurance that a leveraging strategy will be successful. Leverage involves risks and special considerations for Common Shareholders including:

     o the likelihood of greater volatility of NAV and market price of the Common Shares than a comparable portfolio without leverage;

     o the risk that fluctuations in interest rates on borrowings and short-term debt or in the dividend rates on any Preferred Shares that the Fund may pay will reduce the return to the Common Shareholders or will result in fluctuations in the dividends paid on the Common Shares;

     o the effect of leverage in a declining market, which is likely to cause a greater decline in the NAV of the Common Shares than if the Fund were not leveraged, which may result in a greater decline in the market price of the Common Shares;

     o when the Fund uses leverage, the investment advisory fee payable to the Adviser (and by the Adviser to the Sub-Adviser) will be higher than if the Fund did not use leverage. As a result, the Adviser and Sub-Adviser have a financial incentive for the Fund to incur leverage; and

     o to the extent that the Fund uses leverage, it may be in danger of failing to maintain asset coverage levels that meet the requirements of the 1940 Act. In order to counteract such an event, or in order to meet its other obligations, the Fund may need to liquidate investments to reduce the Fund's leverage amount. Such liquidation may result in capital losses and may reduce returns to Common Shareholders.

     The Sub-Adviser, in its judgment, nevertheless may determine to continue to use leverage if it expects that the benefits to the Fund's shareholders of maintaining the leveraged position will outweigh the current reduced return.

     The funds borrowed pursuant to a leverage borrowing program (such as a credit line or commercial paper program), or obtained through the issuance of Preferred Shares, constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The rights of lenders to receive payments of interest on and repayments of principal on any borrowings made by the Fund under a leverage borrowing program are senior to the rights of Common Shareholders and the holders of Preferred Shares, with respect to the payment of dividends or upon liquidation. The Fund may not be permitted to declare dividends or other distributions, including dividends and distributions with respect to Common Shares or Preferred Shares or purchase Common Shares or Preferred Shares, unless at the time thereof the Fund meets certain asset coverage requirements and no event of default exists under any leverage program. In addition, the Fund may not be permitted to pay dividends on Common Shares unless all dividends on the Preferred Shares and/or accrued interest on borrowings have been paid, or set aside for payment. In an event of default under a leverage borrowing program, the lenders have the right to cause a liquidation of collateral (i.e., sell securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. Certain types of leverage may result in the Fund being subject to covenants relating to asset coverage and Fund composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the Preferred Shares or other leverage securities issued by the Fund. These guidelines may impose asset coverage or Fund composition requirements that are more stringent than those imposed by the 1940 Act. The Sub-Adviser does not believe that these covenants or guidelines will impede it from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

     While the Fund may from time to time consider reducing leverage in response to actual or anticipated changes in interest rates in an effort to mitigate the increased volatility of current income and NAV associated with leverage, there can be no assurance that the Fund will actually reduce leverage in the future or that any reduction, if undertaken, will benefit the Common Shareholders. Changes in the future direction of interest rates are very difficult to predict accurately. If the Fund were to reduce leverage based on a prediction about future changes to interest rates, and that prediction turned out to be incorrect, the reduction in leverage would likely operate to reduce the income and/or total returns to Common Shareholders relative to the circumstance if the Fund had not reduced leverage. The Fund may decide that this risk outweighs the likelihood of achieving the desired reduction to volatility in income and Common Share price if the prediction were to turn out to be correct, and determine not to reduce leverage as described above.

DERIVATIVES RISK

     Strategic Transactions have risks, including the imperfect correlation between the value of such instruments and the underlying assets, the possible default of the other party to the transaction and/or illiquidity of the derivative investments. Furthermore, the ability to successfully use Strategic Transactions depends on the Sub-Adviser's ability to predict pertinent market movements, which cannot be assured. Thus, the use of Strategic Transactions may result in losses greater than if they had not been used, may require the Fund to sell or purchase portfolio securities at inopportune times or for prices other than current market values, may limit the amount of appreciation the Fund can realize on an investment or may cause the Fund to hold a security that it might otherwise sell. Additionally, amounts paid by the Fund as premiums and cash or other assets held in margin accounts with respect to Strategic Transactions will not otherwise be available to the Fund for investment purposes.

     There are several risks associated with transactions in options on securities. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

     There are several risks associated with the use of futures contracts and futures options. The purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. While the Fund may enter into futures contracts and options on futures contracts for hedging purposes, the use of futures contracts and options on futures contracts might result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. There may be an imperfect correlation between the Fund's portfolio holdings and futures contracts or options on futures contracts entered into by the Fund, which may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. The degree of imperfection of correlation depends on circumstances such as variations in market demand for futures, options on futures and their related securities, including technical influences in futures and futures options trading, and differences between the securities markets and the securities underlying the standard contracts available for trading. Further, the Fund's use of futures contracts and options on futures contracts to reduce risk involves costs and will be subject to the Sub-Adviser's ability to correctly predict changes in interest rate relationships or other factors.

     Depending on whether the Fund would be entitled to receive net payments from the counterparty on a swap or cap, which in turn would depend on the general state of short-term interest rates at that point in time, a default by a counterparty could negatively impact the performance of the Common Shares. In addition, at the time an interest rate swap or cap transaction reaches its scheduled termination date, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement would not be as favorable as on the expiring transaction. If this occurs, it could have a negative impact on the performance of the Common Shares. If the Fund fails to maintain any required asset coverage ratios in connection with any use by the Fund of financial leverage, the Fund may be required to redeem or prepay some or all of the financial leverage. Such redemption or prepayment would likely result in the Fund seeking to terminate early all or a portion of any swap or cap transaction. Early termination of a swap could result in a termination payment by or to the Fund. Early termination of a cap could result in a termination payment to the Fund. The Fund intends to maintain, in a segregated account, cash or liquid securities having a value at least equal to the Fund's net payment obligations under any swap transaction, marked to market daily. The Fund will not enter into interest rate swap or cap transactions having a notional amount that exceeds the outstanding amount of the Fund's leverage.


     The Fund may purchase credit derivative instruments for the purposes of hedging the Fund's credit risk exposure to certain issuers of securities that the Fund owns. For example, the Fund may enter into credit default swap contracts for hedging purposes where the Fund would be the buyer of such a contract. The Fund would be entitled to receive the par (or other agreed-upon) value of a referenced debt obligation from the counterparty to the contract in the event of a default by a third party, such as a U.S. issuer, on the debt obligation. In return, the Fund would pay to the counterparty a periodic stream of payments over the term of the contract provided that no event of default has occurred. If no default occurs, the Fund would have spent the stream of payments and received no benefit from the contract.


     The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk to the extent the Fund invests in non-U.S. denominated securities of non-U.S. issuers. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

     At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

     It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

     If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

     Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

     The use of interest rate swaps and caps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. Depending on market conditions in general, the Fund's use of swaps or caps could enhance or harm the overall performance of the Common Shares. To the extent there is a decline in interest rates, the value of the interest rate swap or cap could decline, and could result in a decline in the NAV of the Common Shares. In addition, if short-term interest rates are lower than the Fund's fixed rate of payment on the interest rate swap, the swap will reduce Common Share net earnings. If, on the other hand, short-term interest rates are higher than the fixed rate of payment on the interest rate swap, the swap will enhance Common Share net earnings. Buying interest rate caps could decrease the net earnings of the Common Shares in the event that the premium paid by the Fund to the counterparty exceeds the additional amount the Fund would have been required to pay had it not entered into the cap agreement. The Fund has no current intention of selling an interest rate swap or cap.

     Interest rate swaps and caps do not involve the delivery of securities or other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that the Fund is contractually obligated to make. If the counterparty defaults, the Fund would not be able to use the anticipated net receipts under the swap or cap to offset any declines in the value of the Fund's portfolio assets being hedged. Depending on whether the Fund would be entitled to receive net payments from the counterparty on the swap or cap, which in turn would depend on the general state of the market rates at that point in time, such a default could negatively impact the performance of the Common Shares.

PORTFOLIO TURNOVER RISK

     The Fund's annual portfolio turnover rate may vary greatly from year to year. Although the Fund cannot accurately predict its annual portfolio turnover rate, it is not expected to exceed 40% under normal circumstances. However, portfolio turnover rate is not considered a limiting factor in the execution of investment decisions for the Fund. High portfolio turnover may result in the Fund's recognition of gains that will be taxable as ordinary income to the Fund. A high portfolio turnover may increase the Fund's current and accumulated earnings and profits, resulting in a greater portion of the Fund's distributions being treated as a dividend to the Fund's Common Shareholders. In addition, a higher portfolio turnover rate results in correspondingly greater brokerage commissions and other transactional expenses that are borne by the Fund. See "The Fund's Investments--Investment Practices--Portfolio Turnover" and "Federal Tax Matters."

MARKET DISRUPTION RISK

     The terrorist attacks in the United States on September 11, 2001 had a disruptive effect on the securities markets. The ongoing U.S. military and related action in Iraq and events in the Middle East, as well as the continuing threat of terrorist attacks, could have significant adverse effects on the U.S. economy, the stock market and world economies and markets generally. Below-investment grade debt securities tend to be more volatile than higher-rated fixed-income securities so that these events and any actions resulting from them may have a greater impact on the prices and volatility of below-investment grade securities than on higher-rated fixed-income securities. A similar disruption of financial markets or other terrorist attacks could adversely affect Fund service providers and/or the Fund's operations as well as interest rates, secondary trading, credit risk, inflation and other factors relating to the Fund's common shares. The Fund cannot predict the effects of similar events in the future on the U.S. and world economies, the value of the Common Shares or the NAV of the Fund.

CERTAIN AFFILIATIONS

     Until the underwriting syndicate is broken in connection with the initial public offering of the Common Shares, the Fund will be precluded from effecting principal transactions with brokers who are members of the syndicate.

ANTI-TAKEOVER PROVISIONS

     The Fund's Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or convert the Fund to open-end status. These provisions could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares. See "Certain Provisions in the Declaration of Trust."

SECONDARY MARKET FOR THE FUND'S SHARES

     The issuance of Common Shares through the Fund's Dividend Reinvestment Plan may have an adverse effect on the secondary market for the Fund's Common Shares. The increase in the number of outstanding Common Shares resulting from issuances pursuant to the Fund's Dividend Reinvestment Plan and the discount to the market price at which such Common Shares may be issued, may put downward pressure on the market price for the Common Shares. Common Shares will not be issued pursuant to the Dividend Reinvestment Plan at any time when Common Shares are trading at a lower price than the Fund's NAV per Common Share. When the Fund's Common Shares are trading at a premium, the Fund may also issue Common Shares that may be sold through private transactions effected on the AMEX or through broker-dealers. The increase in the number of outstanding Common Shares resulting from these offerings may put downward pressure on the market price for Common Shares.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

     General supervision of the duties performed by the Adviser and the Sub-Adviser is the responsibility of the Board of Trustees. There are five Trustees of the Fund, one of whom is an "interested person" (as defined in the 1940 Act) and four of whom are not "interested persons." The names and business addresses of the Trustees and officers of the Fund and their principal occupations and other affiliations during the past five years are set forth under "Management of the Fund" in the SAI.

INVESTMENT ADVISER


     First Trust Advisors, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund and is responsible for selecting and supervising the Sub-Adviser. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $25 billion in assets which it managed or supervised as of May 31, 2006.


     First Trust Advisors is also responsible for the ongoing monitoring of the Fund's investment portfolio, managing the Fund's business affairs and providing certain clerical, bookkeeping and other administrative services.

     First Trust Advisors, a registered investment adviser, is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker-dealer services through their interests. The Charger Corporation is an Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

     For additional information concerning First Trust Advisors, including a description of the services provided, see the SAI.

SUB-ADVISER


     Stonebridge Advisors, LLC acts as the Fund's Sub-Adviser pursuant to a sub-investment advisory agreement with the Fund. The Sub-Adviser, formed in December 2004, is a Delaware limited liability company with principal offices located at 187 Danbury Road, Wilton, Connecticut. The Sub-Adviser is owned 51% by the Adviser and 48% by Stonebridge Asset Management LLC. The Sub-Adviser is a registered investment adviser under the Advisers Act, and had approximately $273 million of assets which it managed or supervised as of May 31, 2006. The majority of these assets are contained in unit investment trusts sponsored by First Trust Portfolios L.P., an affiliate of the Adviser, for which Stonebridge acts as Sub-Portfolio Supervisor. Stonebridge Advisors, LLC, is a research-driven firm whose personnel have longstanding experience in investing in preferred securities, but no previous fund management experience.

      The following persons have primary responsibility for the day-to-day management of the Fund's portfolio. The Fund's SAI provides additional information about the portfolio managers' compensation, other accounts managed by the portfolio managers and the portfolio managers' ownership of securities in the Fund.


      Scott Fleming, President, Chief Investment Officer and Founder. Mr. Fleming has over 20 years investment experience in the securities markets including the analysis of preferred securities. Prior to founding Stonebridge in December, 2004, Mr. Fleming co-founded Spectrum Asset Management, Inc. ("Spectrum"), an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure at Spectrum, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received his MBA in Finance from Babson College in Wellesley, Massachusetts and a BS in Accounting from Bentley College in Waltham, Massachusetts.

     Robert De Rochie, Senior Vice President, Portfolio Manager and Credit Analyst. Mr. De Rochie has 15 years of investment experience in the securities markets including the analysis of preferred securities. Prior to joining Stonebridge, Mr. De Rochie was Chief Financial Officer and Vice President of Investor Relations for Startech Environmental Corporation. He previously worked for Queensway Investment Counsel, Ltd. in Canada as Vice President/Portfolio Manager where he managed $250 million of assets primarily in fixed-income and preferred securities. Before that, Mr. De Rochie was Assistant Vice President, Portfolio Manager for National Reinsurance Corporation, where he managed approximately $700 million in fixed-income securities, of which approximately $300 million were in preferred securities. Mr. De Rochie received his BS degree in Finance and Economics from Alfred University, Alfred, New York, and his MBA in Finance from the University of Bridgeport, Bridgeport, Connecticut.

      Richard Fortin, C.F.A., Vice President and Senior Credit Analyst. Mr. Fortin brings over 10 years of equity capital markets experience to Stonebridge. He has, over several years, developed a number of proprietary analytical tools. Mr. Fortin was Senior Equity Analyst for the Telus Corporation Pension Fund where he was a member of the Canadian Equities team that managed assets exceeding $US 1 billion. Mr. Fortin previously worked for Queensway Investment Counsel, Ltd. in Canada as an Equity Analyst where he performed analysis of companies in a broad range of industries in the United States and Canada. Mr. Fortin received his Honors Bachelor of Commerce degree from the University of Ottawa in 1995, and his CFA designation in 2000.

     Dr. Allen Shepard, PhD, Risk Analyst. Dr. Shepard has three years of investment experience. Dr. Shepard joined Stonebridge in 2004 and developed proprietary hedging models for use in managing preferred and fixed-income securities. Prior to joining Stonebridge, Dr. Shepard held positions as a Gibbs Instructor in the Mathematics Department at Yale University and as an Assistant Professor of Mathematics at Allegheny College. Dr. Shepard received a BA in Mathematics from Hampshire College in 1980 and a PhD in Mathematics from Brown University in 1985, specializing in the field of algebraic topology. Dr. Shepard returned to graduate school during 1995-1997, first in the Economics Department at MIT and then in the PhD program in Economics at Boston University.

     Robert Wolf, Assistant Vice President and Credit Analyst. Mr. Wolf brings nearly 7 years of fixed-income experience to Stonebridge. His primary focus is in providing credit and industry analysis for both investment grade and non-investment grade securities. Prior to joining Stonebridge, Mr. Wolf was a high yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers' Commercial Mortgage Back Securities (CMBS) trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his BS degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

      For additional information concerning Stonebridge, including a description of the services provided, see "Sub-Adviser" in the SAI.

INVESTMENT MANAGEMENT AGREEMENT

     Pursuant to an investment management agreement between the Adviser and the Fund, the Fund has agreed to pay a fee for the services and facilities provided by the Adviser at the annual rate of 1.00% of Managed Assets.

     For purposes of calculation of the management fee, the Fund's "Managed Assets" means the average daily gross asset value of the Fund (including assets attributable to the Fund's Preferred Shares, if any, and the principal amount of borrowings), minus the sum of the Fund's accrued and unpaid dividends on any outstanding Preferred Shares and accrued liabilities (other than the principal amount of any borrowings incurred, commercial paper or notes issued by the
Fund). For purposes of determining Managed Assets, the liquidation preference of the Preferred Shares is not treated as a liability.

     In addition to the management fee, the Fund pays all other costs and expenses of its operations including the compensation of its Trustees (other than those affiliated with the Adviser), custodian, transfer agency, administrative, accounting and dividend disbursing expenses, legal fees, leverage expenses, rating agency fees, listing fees and expenses, expenses of the independent registered public accounting firm, expenses of repurchasing Common Shares, expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies and taxes, if any.

     The Sub-Adviser receives a portfolio management fee at the annual rate of 0.50% of Managed Assets, which is paid by the Adviser out of the Adviser's management fee.

     The Adviser has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses) that exceed 0.20% (or $0.04 per Common Share) of the Fund's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed 0.20% (or $0.04 per Common Share) of the Fund's offering price.

     Because the fee paid to the Adviser (and by the Adviser to the Sub-Adviser) will be calculated on the basis of the Fund's Managed Assets, which include the proceeds of leverage, the dollar amount of the Adviser's and Sub-Adviser's fees will be higher (and the Adviser and Sub-Adviser will be benefited to that extent) when leverage is utilized. In this regard, if the Fund uses leverage in the amount equal to 33-1/3% of the Fund's Managed Assets (after the issuance of leverage), the Fund's management fee would be 1.50% of net assets attributable to Common Shares. See "Summary of Fund Expenses."


                                 NET ASSET VALUE

     The NAV of the Common Shares of the Fund will be computed based upon the value of the Fund's portfolio securities and other assets. The NAV will be determined as of the close of regular trading on the NYSE (normally 4:00 p.m. New York City time) on each day the NYSE is open for trading. Domestic debt securities and foreign securities will normally be priced using data reflecting the earlier closing of the principal markets for those securities. The Fund calculates NAV per Common Share by subtracting the Fund's liabilities (including accrued expenses, dividends payable and any borrowings of the Fund) and the liquidation value of any outstanding Preferred Shares from the Fund's Managed Assets (the value of the securities and other investments the Fund holds plus cash or other assets, including interest accrued but not yet received) and dividing the result by the total number of Common Shares outstanding.

     The assets in the Fund's portfolio will be valued daily in accordance with valuation procedures adopted by the Board of Trustees. The Sub-Adviser anticipates that a majority of the Fund's assets will be valued using market information supplied by third parties. In the event that market quotations are not readily available, the pricing service does not provide a valuation for a particular asset, or the valuations are deemed unreliable, or if events occurring after the close of the principal markets for particular securities (e.g., domestic debt and foreign securities), but before the Fund values its assets, would call into doubt whether the earlier market quotations represent fair value, the Fund may use a fair value method in good faith to value the Fund's securities and investments. The use of fair value pricing by the Fund will be governed by valuation procedures established by the Fund's Board of Trustees, and in accordance with the provisions of the 1940 Act.

     Fair Value. When applicable, fair value of securities of an issuer is determined by the Board or a committee of the Board or a designee of the Board. In fair valuing the Fund's investments, consideration is given to several factors, which may include, among others, the following:

     o  the fundamental business data relating to the issuer;

     o an evaluation of the forces which influence the market in which the securities of the issuer are purchased and sold;

     o  the type, size and cost of the security;

     o  the financial statements of the issuer;

     o the credit quality and cash flow of the issuer, based on the Sub-Adviser's or external analysis;

     o  the information as to any transactions in or offers for the security;

     o the price and extent of public trading in similar securities (or equity securities) of the issuer, or comparable companies;

     o  the coupon payments;

     o the quality, value and saleability of collateral, if any, securing the security;

     o the business prospects of the issuer, including any ability to obtain money or resources from a parent or affiliate and an assessment of the issuer's management;

     o the prospects for the issuer's industry, and multiples (of earnings and/or cash flow) being paid for similar businesses in that industry; and

     o  other relevant factors.



                                  DISTRIBUTIONS

     The Fund's present policy, which may be changed at any time by the Fund's Board of Trustees, is to distribute to Common Shareholders quarterly dividends of all or a portion of its net income after payment of dividends and interest in connection with leverage used by the Fund. However, the Fund may, subject to approval by the Board of Trustees, elect to make distributions on a more frequent basis in the future. It is expected that the initial quarterly dividend on the Fund's Common Shares will be paid approximately 60 to 90 days after the completion of this offering, depending on market conditions. The Fund expects that all or a portion of any capital gains will be distributed at least annually.

     Various factors will affect the level of the Fund's income, including the asset mix, the average duration and portfolio yield of the Fund's portfolio, the amount of leverage utilized by the Fund and the Fund's use of hedging. To permit the Fund to maintain a more stable quarterly distribution, the Fund may from time to time distribute less than the entire amount of income earned in a particular period. The undistributed income would be available to supplement future distributions. As a result, the distributions paid by the Fund for any particular quarterly period may be more or less than the amount of income actually earned by the Fund during that period. Undistributed income will add to the Fund's NAV and, correspondingly, distributions from undistributed income will decrease the Fund's NAV. Shareholders will automatically have all dividends and distributions reinvested in Common Shares issued by the Fund or purchased in the open market in accordance with the Fund's dividend reinvestment plan unless an election is made to receive cash. See "Dividend Reinvestment Plan."


                           DIVIDEND REINVESTMENT PLAN

     If your Common Shares are registered directly with the Fund or if you hold your Common Shares with a brokerage firm that participates in the Fund's Dividend Reinvestment Plan (the "Plan"), unless you elect, by written notice to the Fund, to receive cash distributions, all dividends, including any capital gain dividends, on your Common Shares will be automatically reinvested by PFPC Inc. (the "Plan Agent"), in additional Common Shares under the Plan. If you elect to receive cash distributions, you will receive all distributions in cash paid by check mailed directly to you by PFPC Inc., as dividend paying agent.

     If you decide to participate in the Plan, the number of Common Shares you will receive will be determined as follows:

     (1) If the Common Shares are trading at or above NAV at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) NAV per Common Share on that date or (ii) 95% of the market price on that date.

     (2) If Common Shares are trading below NAV at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase Common Shares in the open market, on the NYSE or elsewhere, for the participants' accounts. It is possible that the market price for the Common Shares may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at that time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in Common Shares issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase Common Shares in the open market within 30 days of the valuation date except where temporary curtailment or suspension of purchases is necessary to comply with federal securities laws. Interest will not be paid on any uninvested cash payments.

     You may elect to opt out of or withdraw from the Plan at any time by giving written notice to the Plan Agent, or by telephone at (800) 3311710, in accordance with such reasonable requirements as the Plan Agent and Fund may agree upon. If you withdraw or the Plan is terminated, you will receive a certificate for each whole share in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus brokerage commissions.

     The Plan Agent maintains all Common Shareholders' accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Common Shares in your account will be held by the Plan Agent in noncertificated form. The Plan Agent will forward to each participant any proxy solicitation material and will vote any shares so held only in accordance with proxies returned to the Fund. Any proxy you receive will include all Common Shares you have received under the Plan.

     There is no brokerage charge for reinvestment of your dividends or distributions in Common Shares. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

     Automatically reinvesting dividends and distributions will not affect a Common Shareholder's tax liability on those dividends and distributions. See "Federal Tax Matters."

     If you hold your Common Shares with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

     The Fund reserves the right to amend or terminate the Plan if in the judgment of the Board of Trustees the change is warranted. There is no direct service charge to participants in the Plan; however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from PFPC Inc., 301 Bellevue Parkway, Wilmington, Delaware 19809.

                              DESCRIPTION OF SHARES

COMMON SHARES

     The Declaration of Trust authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and subject to the rights of the holders of Preferred Shares, if issued, have equal rights to the payment of dividends and the distribution of assets upon liquidation. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," nonassessable, and currently have no preemptive or conversion rights (except as may otherwise be determined by the Board of Trustees in their sole discretion) or rights to cumulative voting.

     The Fund's Common Shares have been approved for listing on the AMEX, subject to notice of issuance, under the symbol "FPI." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.

     NAV will be reduced immediately following the offering by the amount of the sales load and offering expenses paid by the Fund. The Adviser has agreed to pay
(i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of certain underwriter expenses) that exceed 0.20% (or $0.04 per Common Share) of the Fund's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed 0.20% (or $0.04 per Common Share) of the Fund's offering price. See "Use of Proceeds."

     Unlike open-end funds, closed-end funds like the Fund do not continuously offer shares and do not provide daily redemptions. Rather, if a shareholder determines to buy additional Common Shares or sell shares already held, the shareholder may conveniently do so by trading on the exchange through a broker or otherwise. Shares of closed-end investment companies may frequently trade on an exchange at prices lower than NAV. Shares of closed-end investment companies like the Fund have during some periods traded at prices higher than NAV and during other periods have traded at prices lower than NAV. Because the market value of the Common Shares may be influenced by such factors as dividend levels (which are in turn affected by expenses), dividend stability, portfolio credit quality, NAV, relative demand for and supply of such shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot assure you that Common Shares will trade at a price equal to or higher than NAV in the future. The Common Shares are designed primarily for longterm investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes.

PREFERRED SHARES

     The Declaration of Trust provides that the Fund's Board of Trustees may authorize and issue Preferred Shares with rights as determined by the Board of Trustees, by action of the Board of Trustees without the approval of the Common Shareholders. Common Shareholders have no preemptive right to purchase any Preferred Shares that might be issued.

     The Fund may elect to issue Preferred Shares as part of its leverage strategy. The Fund anticipates that under normal market conditions it will issue Leverage Instruments, which may include Preferred Shares, in an aggregate amount up to 33-1/3% of the Fund's Managed Assets immediately after the Leverage Instruments are issued. The Board of Trustees also reserves the right to issue Preferred Shares to the extent permitted by the 1940 Act, which currently limits the aggregate liquidation preference of all outstanding Preferred Shares plus the principal amount of any outstanding leverage consisting of debt to 50% of the value of the Fund's Managed Assets less liabilities and indebtedness of the Fund (other than leverage consisting of debt). We cannot assure you, however, that any Preferred Shares will be issued. Although the terms of any Preferred Shares, including dividend rate, liquidation preference and redemption provisions, will be determined by the Board of Trustees, subject to applicable law and the Declaration of Trust, it is likely that the Preferred Shares will be structured to carry a relatively short-term dividend rate reflecting interest rates on short-term bonds, by providing for the periodic redetermination of the dividend rate at relatively short intervals through an auction, remarketing or other procedure. The Fund also believes that it is likely that the liquidation preference, voting rights and redemption provisions of the Preferred Shares will be similar to those stated below.

     Liquidation Preference. In the event of any voluntary or involuntary liquidation, dissolution or winding up of the Fund, the holders of Preferred Shares, if any, will be entitled to receive a preferential liquidating distribution, which is expected to equal the original purchase price per Preferred Share plus accrued and unpaid dividends, whether or not declared, before any distribution of assets is made to Common Shareholders. After payment of the full amount of the liquidating distribution to which they are entitled, the holders of Preferred Shares will not be entitled to any further participation in any distribution of assets by the Fund.

      Voting Rights. The 1940 Act requires that the holders of any Preferred Shares, voting separately as a single class, have the right to elect at least two Trustees at all times. The remaining Trustees will be elected by holders of Common Shares and Preferred Shares, voting together as a single class. In addition, subject to the prior rights, if any, of the holders of any other class of senior securities outstanding, the holders of any Preferred Shares have the right to elect a majority of the Trustees of the Fund at any time two years' dividends on any Preferred Shares are unpaid. The 1940 Act also requires that, in addition to any approval by shareholders that might otherwise be required, the approval of the holders of a majority of any outstanding Preferred Shares, voting separately as a class, would be required to (1) adopt any plan of reorganization that would adversely affect the Preferred Shares, and (2) take any action requiring a vote of security holders under Section 13(a) of the 1940 Act, including, among other things, changes in the Fund's subclassification as a closed-end investment company or changes in its fundamental investment restrictions. See "Certain Provisions in the Declaration of Trust." As a result of these voting rights, the Fund's ability to take any such actions may be impeded to the extent that there are any Preferred Shares outstanding. The Board of Trustees presently intends that, except as otherwise indicated in this prospectus and except as otherwise required by applicable law or the Declaration of Trust, holders of Preferred Shares will have equal voting rights with Common Shareholders (one vote per share, unless otherwise required by the 1940 Act) and will vote together with Common Shareholders as a single class.

     The affirmative vote of the holders of a majority of the outstanding Preferred Shares, voting as a separate class, will be required to amend, alter or repeal any of the preferences, rights or powers of holders of Preferred Shares so as to affect materially and adversely such preferences, rights or powers, or to increase or decrease the authorized number of Preferred Shares. The class vote of holders of Preferred Shares described above will in each case be in addition to any other vote required to authorize the action in question.

     Redemption, Purchase and Sale of Preferred Shares by the Fund. The terms of any Preferred Shares issued are expected to provide that (1) they are redeemable by the Fund in whole or in part at the original purchase price per share plus accrued dividends per share, (2) the Fund may tender for or purchase Preferred Shares and (3) the Fund may subsequently resell any shares so tendered for or purchased. Any redemption or purchase of Preferred Shares by the Fund will reduce the leverage applicable to the Common Shares, while any resale of shares by the Fund will increase that leverage.

     The discussion above describes the possible offering of Preferred Shares by the Fund. If the Board of Trustees determines to proceed with such an offering, the terms of the Preferred Shares may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration of Trust. The Board of Trustees, without the approval of the Common Shareholders, may authorize an offering of Preferred Shares or may determine not to authorize such an offering, and may fix the terms of the Preferred Shares to be offered.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

     Under Massachusetts law, shareholders, in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration of Trust contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the Board of Trustees. The Declaration of Trust further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.


     The Declaration of Trust includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of Trustees is currently five, but the Board of Trustees may increase the size of the Board up to a total of 15 Trustees. Subject to applicable provisions of the 1940 Act, vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. Generally, the Declaration of Trust requires a vote by holders of at least two-thirds of the Common Shares and Preferred Shares, if any, voting together as a single class, except as described below and in the Declaration of Trust, to authorize: (1) a conversion of the Fund from a closed-end to an open-end investment company; (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (subject to a limited exception if the acquiring fund is not an operating entity immediately prior to the transaction);
(3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of the Fund's investment activities, in connection with the termination of the Fund, and other limited circumstances set forth in the Declaration of Trust); (4) in certain circumstances, a termination of the Fund; (5) a removal of Trustees by Common Shareholders; or (6) certain transactions in which a Principal Shareholder (as defined in the Declaration of Trust) is a party to the transaction. However, with respect to (1) above, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required. With respect to (2) above, except as otherwise may be required, if the transaction constitutes a plan of reorganization which adversely affects Preferred Shares, if any, then an affirmative vote of two-thirds of the Preferred Shares voting together as a separate class is required as well. With respect to (1) through (3), if such transaction has already been authorized by the affirmative vote of two-thirds of the Trustees, then the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act (a "Majority Shareholder Vote"), is required, provided that when only a particular class is affected (or, in the case of removing a Trustee, when the Trustee has been elected by only one class), only the required vote of the particular class will be required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the Fund's shares otherwise required by law or any agreement between the Fund and any national securities exchange. Approval of

Fund shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization, exchange of shares or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Common Shares and Preferred Shares, if any, outstanding and entitled to vote. See the SAI under "Certain Provisions in the Declaration of Trust."

     The provisions of the Declaration of Trust described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over the then current market price of the Common Shares by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of the Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objectives and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

     Reference should be made to the Declaration of Trust on file with the Securities and Exchange Commission for the full text of these provisions.


                STRUCTURE OF THE FUND; COMMON SHARE REPURCHASES;
                           CONVERSION TO OPEN-END FUND

CLOSED-END STRUCTURE

     Closed-end funds differ from open-end management investment companies (commonly referred to as mutual funds) in that closed-end funds generally list their shares for trading on a securities exchange and do not redeem their shares at the option of the shareholder. By comparison, mutual funds issue securities redeemable at NAV at the option of the shareholder and typically engage in a continuous offering of their shares. Mutual funds are subject to continuous asset in-flows and out-flows that can complicate portfolio management, whereas closed-end funds generally can stay more fully invested in securities consistent with the closed-end fund's investment objective and policies. In addition, in comparison to open-end funds, closed-end funds have greater flexibility in their ability to make certain types of investments, including investments in illiquid securities.

     However, shares of closed-end investment companies listed for trading on a securities exchange frequently trade at a discount from NAV, but in some cases trade at a premium. The market price may be affected by trading volume of the shares, general market and economic conditions and other factors beyond the control of the closed-end fund. The foregoing factors may result in the market price of the Common Shares being greater than, less than or equal to NAV. The Board of Trustees has reviewed the structure of the Fund in light of its investment objectives and policies and has determined that the closed-end structure is in the best interests of the shareholders. As described below, however, the Board of Trustees will review periodically the trading range and activity of the Fund's shares with respect to its NAV and the Board may take certain actions to seek to reduce or eliminate any such discount. Such actions may include open market repurchases or tender offers for the Common Shares at NAV or the possible conversion of the Fund to an open-end fund. There can be no assurance that the Board will decide to undertake any of these actions or that, if undertaken, such actions would result in the Common Shares trading at a price equal to or close to NAV per Common Share. In addition, as noted above, the Board of Trustees has determined in connection with this initial offering of Common Shares of the Fund that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is highly unlikely that the Board would vote to convert the Fund to an open-end investment company.

REPURCHASE OF COMMON SHARES AND TENDER OFFERS

     In recognition of the possibility that the Common Shares might trade at a discount to NAV and that any such discount may not be in the interest of shareholders, the Fund's Board of Trustees, in consultation with the Adviser, Sub-Adviser and any financial adviser that the Adviser may retain, from time to time will review possible actions to reduce any such discount. The Board of Trustees of the Fund will consider from time to time open market repurchases of and/or tender offers for Common Shares to seek to reduce any market discount from NAV that may develop. In connection with its consideration from time to time of open market repurchases of and/or tender offers for Common Shares, the Board of Trustees of the Fund will consider whether to commence a tender offer or share-repurchase program at the first quarterly Board meeting following a calendar year in which the Fund's Common Shares have traded at an average weekly discount from NAV of more than 10% in the last 12 weeks of that calendar year. After any consideration of potential actions to seek to reduce any significant market discount, the Board may, subject to its fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the Board of Trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the Board of Trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common

Shares. The Fund may, subject to its investment limitation with respect to borrowings, incur debt to finance such repurchases or a tender offer or for other valid purposes. Interest on any such borrowings would increase the Fund's expenses and reduce the Fund's net income.

     There can be no assurance that repurchases of Common Shares or tender offers, if any, will cause the Common Shares to trade at a price equal to or in excess of their NAV. Nevertheless, the possibility that a portion of the Fund's outstanding Common Shares may be the subject of repurchases or tender offers may reduce the spread between market price and NAV that might otherwise exist. In the opinion of the Fund, sellers may be less inclined to accept a significant discount in the sale of their Common Shares if they have a reasonable expectation of being able to receive a price of NAV for a portion of their Common Shares in conjunction with an announced repurchase program or tender offer for the Common Shares.

     Although the Board of Trustees believes that repurchases or tender offers may have a favorable effect on the market price of the Common Shares, the acquisition of Common Shares by the Fund will decrease the Managed Assets of the Fund and therefore will have the effect of increasing the Fund's expense ratio and decreasing the asset coverage with respect to any Preferred Shares outstanding. Because of the nature of the Fund's investment objectives, policies and portfolio, the Adviser and the Sub-Adviser do not anticipate that repurchases of Common Shares or tender offers should interfere with the ability of the Fund to manage its investments in order to seek its investment objectives, and do not anticipate any material difficulty in borrowing money or disposing of portfolio securities to consummate repurchases of or tender offers for Common Shares, although no assurance can be given that this will be the case.

CONVERSION TO OPEN-END FUND

     The Fund may be converted to an open-end investment company at any time if approved by the holders of two-thirds of the Fund's shares outstanding and entitled to vote, provided that, unless otherwise required by law, if there are Preferred Shares outstanding, the affirmative vote of the holders of two-thirds of the Preferred Shares voting as a separate class shall also be required; provided, however, that such votes shall be by Majority Shareholder Vote if the action in question was previously approved by the affirmative vote of two-thirds of the Board of Trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or any agreement between the Fund and any national securities exchange. In the event of conversion, the Common Shares would cease to be listed on the AMEX or other national securities exchange or market system. Any Preferred Shares or borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. The Board of Trustees believes, however, that the closed-end structure is desirable, given the Fund's investment objectives and policies. Investors should assume, therefore, that it is unlikely that the Board of Trustees would vote to convert the Fund to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares at any time (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales charge, if any, as might be in effect at the time of a redemption. The Fund would expect to pay all such redemption requests in cash, but would intend to reserve the right to pay redemption requests in a combination of cash or securities. If such partial payment in securities were made, investors may incur brokerage costs in converting such securities to cash. If the Fund were converted to an open-end fund, it is likely that new Common Shares would be sold at NAV plus a sales load.


                               FEDERAL TAX MATTERS

     This section summarizes some of the main U.S. federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

     This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

     As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

     Fund Status. The Fund intends to qualify as a "regulated investment company" under the federal tax laws. If the Fund qualifies as a regulated investment company and distributes all of its income in the time and manner as required by the tax law, the Fund generally will not pay federal income taxes.

     Distributions. Fund distributions generally will be taxable. After the end of each year, you will receive a tax statement that separates the Fund's distributions into three categories, ordinary income dividends, qualified dividend income and capital gains distributions. Ordinary income dividends are generally taxed at your ordinary income tax rate, however, as further discussed below, qualified dividend income received from the Fund may be taxed at the capital gains tax rates. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, the Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from the Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from the Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year.

     Dividends Received Deduction. A corporation that owns shares will generally be entitled to the 70% dividends received deduction with respect to a portion of the dividends received from the Fund.

     Sale or Redemption of Shares. If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares.

     Capital Gains and Losses and Certain Ordinary Income Dividends. If you are an individual, the current maximum marginal federal income tax rate for net capital gain is generally 15% (generally 5% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2011. Unless legislation is passed, for later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% and the 10% rate is reduced to 8% for long-term capital gains from most property with a holding period of more than five years.

     Net capital gain is the excess, if any, of net long-term capital gain over net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. However, if you receive a capital gain dividend from the Fund and sell your share at a loss after holding it for six months or less, the loss will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Code treats certain capital gains as ordinary income in special situations.

     Qualified Dividend Income. Certain dividends received by an individual shareholder, referred to as "qualified dividend income," are generally taxed at the same rates that apply to net capital gain (as discussed above), provided certain holding period requirements are satisfied and provided the dividends are attributable to qualifying dividends received by the Fund itself. Unless legislation is passed extending these special rules, qualified dividend income treatment will generally apply to taxable years beginning before January 1, 2011. The Fund will provide notice to its shareholders of the amount of any distribution which may be taken into account as qualified dividend income.

     Deductibility of Fund Expenses. Expenses incurred and deducted by the Fund will generally not be treated as income taxable to you.

     Foreign Investors. If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Fund will be characterized as dividends for federal income tax purposes (other than dividends which the Fund designates as capital gain dividends) and will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from the Fund that are properly designated by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of the Fund beginning prior to 2008, distributions from the Fund that are properly designated by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met.

     Alternative Minimum Tax. As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the Fund), depending on their individual circumstances.

     Further Information. The SAI summarizes further federal income tax considerations that may apply to the Fund and its shareholders and may qualify the considerations discussed herein.

                                  UNDERWRITING

     Subject to the terms and conditions stated in an underwriting agreement dated , 2006, each Underwriter named below, for which RBC Capital Markets Corporation is acting as representative, has severally agreed to purchase, and the Fund has agreed to sell to such Underwriter, the number of Common Shares set forth opposite the name of such Underwriter.

                                                                    NUMBER OF
UNDERWRITER                                                       COMMON SHARES
-----------                                                       -------------

RBC Capital Markets Corporation
Ferris, Baker Watts, Incorporated
BB&T Capital Markets, a division of Scott & Stringfellow, Inc.
KeyBanc Capital Markets, a division of McDonald Investments Inc.
Stifel, Nicolaus & Company, Incorporated
Wedbush Morgan Securities Inc.
Wells Fargo Securities, LLC
The GMS Group, L.L.C.
Morgan Keegan & Company, Inc.
Newbridge Securities Incorporated
Oppenheimer & Co. Inc.
Robert W. Baird & Co. Incorporated
Ryan Beck & Co., Inc.
SunTrust Capital Markets, Inc.
                                                                  -------------
     Total
                                                                  =============


     The underwriting agreement provides that the obligations of the Underwriters to purchase the Common Shares included in this offering are subject to the approval of certain legal matters by counsel and certain other conditions. The Underwriters are obligated to purchase all the Common Shares sold under the underwriting agreement if any of the Common Shares are purchased. In the underwriting agreement, the Fund, the Adviser and the Sub-Adviser have agreed to indemnify the Underwriters against certain liabilities, including liabilities arising under the Securities Act of 1933, as amended, or to contribute to payments the Underwriters may be required to make for any of those liabilities.

COMMISSIONS AND DISCOUNTS

     The Underwriters propose to initially offer some of the Common Shares directly to the public at the public offering price set forth on the cover page of this prospectus and some of the Common Shares to certain dealers at the public offering price less a concession not in excess of $ per Common Share. The sales load the Fund will pay of $0.90 per Common Share is equal to 4.50% of the initial offering price. The Underwriters may allow, and the dealers may reallow, a discount not in excess of $ per Common Share on sales to other dealers. After the initial public offering, the public offering price, concession and discount may be changed. Investors must pay for any Common Shares purchased on or before , 2006.

     The following table shows the public offering price, estimated offering expenses, sales load and proceeds to the Fund. The information assumes either no exercise or full exercise by the Underwriters of their overallotment option.

                                                          WITHOUT       WITH
                                           PER SHARE       OPTION      OPTION
  Public offering price                     $20.00           $           $
  Sales load                                 $0.90           $           $
  Estimated offering expenses                $0.04           $           $
  Proceeds, after expenses, to the Fund     $19.06           $           $



     The Fund will pay its Common Share offering costs up to and including $0.04 per Common Share. The Fund has agreed to pay the Underwriters $ per Common Share as a partial reimbursement of expenses incurred in connection with the offering. The amount paid by the Fund as this partial reimbursement to the Underwriters will not exceed % of the total price to the public of the Common Shares sold in this offering. The Adviser has agreed to pay (i) all organizational costs and
(ii) all offering costs of the Fund (other than sales load, but including the partial reimbursement of certain underwriter expenses described above) that exceed 0.20% (or $0.04 per Common Share) of the Fund's offering price. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed 0.20% (or $0.04 per Common Share) of the Fund's offering price.

OVERALLOTMENT OPTION

     The Fund has granted the Underwriters an option to purchase up to additional Common Shares at the public offering price, less the sales load, within 45 days from the date of this prospectus solely to cover any overallotments. If the Underwriters exercise this option, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional Common Shares proportionate to that Underwriter's initial amount reflected in the above table.

PRICE STABILIZATION, SHORT POSITIONS AND PENALTY BIDS

     Until the distribution of the Common Shares is complete, Securities and Exchange Commission rules may limit Underwriters and selling group members from bidding for and purchasing the Common Shares. However, the representatives may engage in transactions that stabilize the price of the Common Shares, such as bids or purchases to peg, fix or maintain that price.

     If the Underwriters create a short position in the Common Shares in connection with the offering, i.e., if they sell more Common Shares than are listed on the cover of this prospectus, the representative may reduce that short position by purchasing Common Shares in the open market. The representative may also elect to reduce any short position by exercising all or part of the overallotment option described above. The Underwriters also may impose a penalty bid, whereby selling concessions allowed to syndicate members or other broker-dealers in respect of the Common Shares sold in this offering for their account may be reclaimed by the syndicate if such Common Shares are repurchased by the syndicate in stabilizing or covering transactions. Purchases of the Common Shares to stabilize the price or to reduce a short position may cause the price of the Common Shares to be higher than it might be in the absence of such purchases.

     Neither the Fund nor any of the Underwriters makes any representations or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of the Common Shares. In addition, neither the Fund nor any of the Underwriters makes any representation that the representative will engage in these transactions or that these transactions, once commenced, will not be discontinued without notice.

     The Fund has agreed not to offer or sell any additional Common Shares for a period of 180 days after the date of the underwriting agreement without the prior written consent of the Underwriters, except for the sale of the Common Shares to the Underwriters pursuant to the underwriting agreement and certain transactions relating to the Fund's Dividend Reinvestment Plan.

     The Fund anticipates that the Underwriters may from time to time act as brokers or, after they have ceased to be Underwriters, dealers in executing the Fund's portfolio transactions. The Underwriters are active underwriters of, and dealers in, securities and act as market-makers in a number of such securities, and therefore can be expected to engage in portfolio transactions with the Fund.

     Common Shares will be sold so as to ensure that AMEX distribution standards (i.e., round lots, public shares and aggregate market value) will be met.

ADDITIONAL COMPENSATION AND OTHER RELATIONSHIPS

     The Adviser (and not the Fund) has agreed to pay from its own assets additional compensation to RBC. This additional compensation will be payable quarterly at the annual rate of 0.15% of the Fund's Managed Assets during the continuance of the Investment Management Agreement or other investment management agreement between the Adviser and the Fund. RBC has agreed to provide, as requested by the Adviser, specified after-market support services designed to maintain the visibility of the Fund on an ongoing basis; relevant information, studies or reports regarding the Fund and the closed-end investment company industry; and consultation regarding market discounts of the Fund. The total amount of these additional compensation payments to RBC, which are considered underwriting compensation, will not exceed % of the total price to the public of the Common Shares sold in this offering.


          The total amount of the additional compensation payments to RBC described above, plus the amounts paid by the Fund as the $ per Common Share partial reimbursement to the Underwriters, will not exceed 4.50% (or $0.90 per Common Share) of the total price to the public of the Common Shares sold in this offering. The sum total of all compensation to or reimbursement of Underwriters in connection with this public offering of Common Shares, including sales load and all forms of additional compensation to Underwriters, will be limited to % (or $ per Common Share) of the total price to the public of the Common Shares sold in this offering.


     The address of RBC is One Liberty Plaza, New York, New York 10006.

                   ADMINISTRATOR, CUSTODIAN AND TRANSFER AGENT

     The custodian of the assets of the Fund is PFPC Trust Company, 8800 Tinicum Blvd., 3rd Floor, Philadelphia, Pennsylvania 19153. The Fund's transfer, shareholder services and dividend paying agent is PFPC Inc., 4400 Computer Dr., Westboro, Massachusetts 01581. Pursuant to an Administration and Accounting Services Agreement, PFPC Inc. also provides certain administrative and accounting services to the Fund, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant with various audit-related information with respect to the Fund; and providing other continuous accounting and administrative services. PFPC Trust Company and PFPC Inc. are both members of The PNC Financial Services Group, Inc. As compensation for these services, the Fund has agreed to pay PFPC Inc. an annual fee, calculated daily and payable on a monthly basis, of 0.10% of the Fund's average net assets, subject to decrease with respect to additional Fund net assets.


                                 LEGAL OPINIONS

     Certain legal matters in connection with the Common Shares will be passed upon for the Fund by Chapman and Cutler LLP, Chicago, Illinois, and for the Underwriters by Goodwin Proctor LLP, Boston, Massachusetts. Chapman and Cutler LLP and Goodwin Proctor LLP may rely as to certain matters of Massachusetts law on the opinion of Bingham McCutchen LLP.

                            TABLE OF CONTENTS FOR THE
                       STATEMENT OF ADDITIONAL INFORMATION

                                                                            PAGE

Use of Proceeds ..........................................................   1
Investment Objectives ....................................................   1
Investment Restrictions ..................................................   2
Investment Policies and Techniques .......................................   4
Additional Information About the Fund's Investments and
    Investment Risks .....................................................  14
Other Investment Policies and Techniques .................................  20
Management of the Fund ...................................................  28
Investment Adviser .......................................................  34
Proxy Voting Policies and Procedures .....................................  38
Sub-Adviser ..............................................................  38
Portfolio Transactions and Brokerage .....................................  42
Description of Shares ....................................................  44
Certain Provisions in the Declaration of Trust ...........................  46
Repurchase of Fund Shares; Conversion to Open-End Fund ...................  48
Federal Income Tax Matters ...............................................  50
Performance Related and Comparative Information ..........................  55
Independent Registered Public Accounting Firm ............................  57
Custodian, Administrator and Transfer Agent ..............................  58
Additional Information ...................................................  58
Report of Independent Registered Public Accounting Firm ..................  59
Financial Statements .....................................................  60
Appendix A--Description of Ratings ....................................... A-1
Appendix B--Stonebridge Advisors, LLC Proxy Voting Guidelines ............ B-1

================================================================================
     Until , 2006 (25 days after the date of this prospectus), all dealers that buy, sell or trade the Common Shares, whether or not participating in this offering, may be required to deliver a prospectus. This is in addition to the dealers' obligation to deliver a prospectus when acting as Underwriters and with respect to their unsold allotments or subscriptions.

                                     SHARES

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND

                                          COMMON SHARES

                             ----------------------
                             PRICE $20.00 PER SHARE
                             ----------------------


                               RBC CAPITAL MARKETS

                               FERRIS, BAKER WATTS
                                  INCORPORATED

                              BB&T CAPITAL MARKETS

                             KEYBANC CAPITAL MARKETS

                                 STIFEL NICOLAUS

                         WEDBUSH MORGAN SECURITIES INC.

                             WELLS FARGO SECURITIES

                                   ----------
                                   PROSPECTUS
                                   ----------


                                           , 2006
===============================================================================

Back Cover





         THE INFORMATION IN THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT COMPLETE AND MAY BE CHANGED. WE MAY NOT SELL SECURITIES UNTIL THE REGISTRATION STATEMENT FILED WITH THE SECURITIES AND EXCHANGE COMMISSION IS EFFECTIVE. THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT AN OFFER TO SELL THESE SECURITIES AND IS NOT SOLICITING AN OFFER TO BUY THESE SECURITIES IN ANY STATE WHERE THE OFFER OR SALE IS NOT PERMITTED.


                   SUBJECT TO COMPLETION, DATED JUNE 27, 2006


                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND

                       STATEMENT OF ADDITIONAL INFORMATION

         First Trust Tax-Advantaged Preferred Income Fund (the "Fund") is a newly organized, closed-end, diversified management investment company.


         This Statement of Additional Information relating to the common shares of beneficial interest of the Fund (the "Common Shares") is not a prospectus, but should be read in conjunction with the Fund's Prospectus dated June 27, 2006 (the "Prospectus"). This Statement of Additional Information does not include all information that a prospective investor should consider before purchasing Common Shares. Investors should obtain and read the Prospectus prior to purchasing such Shares. A copy of the Fund's Prospectus may be obtained without charge by calling (800) 988-5891. You also may obtain a copy of the Prospectus on the Securities and Exchange Commission's web site (http://www.sec.gov). Capitalized terms used but not defined in this Statement of Additional Information have the meanings ascribed to them in the Prospectus.


         This Statement of Additional Information is dated____________, 2006.

                                TABLE OF CONTENTS

                                                                           PAGE

USE OF PROCEEDS..............................................................1
INVESTMENT OBJECTIVES........................................................1
INVESTMENT RESTRICTIONS......................................................2
INVESTMENT POLICIES AND TECHNIQUES...........................................4
ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND
      INVESTMENT RISKS......................................................14
OTHER INVESTMENT POLICIES AND TECHNIQUES....................................20
MANAGEMENT OF THE FUND......................................................28
INVESTMENT ADVISER..........................................................34
PROXY VOTING POLICIES AND PROCEDURES........................................38
SUB-ADVISER.................................................................38
PORTFOLIO TRANSACTIONS AND BROKERAGE........................................42
DESCRIPTION OF SHARES.......................................................44
CERTAIN PROVISIONS IN THE DECLARATION OF TRUST..............................46
REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND......................48
FEDERAL INCOME TAX MATTERS..................................................50
PERFORMANCE RELATED AND COMPARATIVE INFORMATION.............................55
INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM...............................57
CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT.................................58
ADDITIONAL INFORMATION......................................................58
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.....................59
FINANCIAL STATEMENTS........................................................60

APPENDIX A  --  DESCRIPTION OF RATINGS.....................................A-1
APPENDIX B  --  STONEBRIDGE ADVISORS, LLC PROXY VOTING GUIDELINES..........B-1

                                 USE OF PROCEEDS

         The net proceeds of the offering of Common Shares of the Fund will be
approximately $    ($     if the Underwriters exercise the overallotment option
in full) after payment of the estimated organizational expenses and offering costs. The Fund expects it will be able to invest substantially all of the net proceeds in securities and other instruments that meet the investment objectives and policies within 90 days after completion of the offering. Pending such investment, it is anticipated that the proceeds will be invested in cash or cash equivalents.

         For the Fund, First Trust Advisors L.P. ("First Trust Advisors" or "Adviser") has agreed to pay (i) all organizational expenses and (ii) all offering costs of the Fund (other than sales load, but including a partial reimbursement of underwriter expenses) that exceed $0.04 per Common Share. Stonebridge Advisors, LLC ("Stonebridge" or "Sub-Adviser") has agreed to reimburse the Adviser for one-half of such organizational expenses and offering costs of the Fund that exceed $.04 per Common Share.


                              INVESTMENT OBJECTIVES

         Investment Objectives. The Fund's primary investment objective is to seek current income. The Fund seeks capital preservation as a secondary objective. There can be no assurance that the Fund's investment objectives will be achieved.

         Under normal market conditions, the Fund will seek to achieve its investment objectives by investing at least 80% of its Managed Assets in preferred securities that the Sub-Adviser believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund and are issued or guaranteed by the following U.S. and/or Canadian entities and their affiliates: community banks and other financial institutions with assets in excess of $50 million, financial services companies, structured finance entities, insurance companies, registered investment companies, telecommunication companies, utilities and other energy-related entities, and federal government agencies (the "Governmental Agencies"), as well as tax-advantaged, current income producing preferred securities issued or guaranteed by certain qualified foreign issuers (including American depositary receipts ("ADRs")). The Fund's Managed Assets will be primarily invested in securities issued by companies in the financial services sector and will be concentrated in the banking industry.

         The Fund may invest up to 50% of its Managed Assets in below-investment grade securities. Below-investment grade securities are rated below "Baa3" by Moody's Investors Service, Inc. ("Moody's"), below "BBB-" by Standard & Poor's Ratings Group, a division of The McGraw Hill Companies, Inc. ("S&P"), comparably rated by another nationally recognized statistical rating organization ("NRSRO") or, if unrated, determined to be of comparable quality by the Sub-Adviser. The below-investment grade securities purchased by the Fund will be rated, at the time of investment, at least "B-" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser. However, no more than 40% of the Fund's Managed Assets may be invested in unrated securities determined by the Sub-Adviser to be below-investment grade. Below-investment grade securities are considered speculative with respect to an issuer's capacity to pay interest and repay principal. However, securities that, at the time of investment, are rated below-investment grade quality by one NRSRO and investment grade quality by another NRSRO, will be deemed investment grade securities. The Sub-Adviser expects, under normal market conditions, that the weighted average rating (or if unrated, determined to be of comparable quality by the Sub-Adviser) of the Fund's portfolio securities will be investment grade.

         In addition to its investment in preferred securities, the Fund may also invest up to 10% of its Managed Assets in types of equity securities, all or a portion of which may be foreign equity securities. The types of equity securities in which the Fund may invest include common stocks, equity units and convertible securities. Such securities may include common stocks of real estate investment trusts ("REITs") and utilities that either are required to, or customarily, distribute a large percentage of their current earnings as dividends.

         The Fund may also invest up to 10% of its Managed Assets in registered investment companies, but will not invest in registered investment companies advised by the Adviser or the Sub-Adviser.

         The Fund may invest (including by way of short sale) up to 20% of its Managed Assets in the following types of securities regardless of issuer: (i) fixed, floating-rate, and indexed debt securities, including, without limitation, medium term notes and structured finance obligations, (ii) credit-linked notes ("Credit Linked Notes") and other credit-linked securities,
(iii) synthetic and non-synthetic collateralized debt obligations ("CDOs"), and
(iv) interest-only or principal-only securities and/or securities which have been stripped of their coupons ("strips"). The notional amount of any Strategic Transactions (hereafter defined) shall not be included in the calculation of this 20% limitation. Dividends paid by the Fund with respect to these investments will generally not result in tax-advantaged income. Percentage limitations described in this Statement of Additional Information are as of the time of investment by the Fund and may be exceeded on a going-forward basis as a result of market value fluctuations of the Fund's portfolio and other events.

         The Common Shares may trade at a discount or premium to net asset value ("NAV"). An investment in the Fund may not be appropriate for all investors and is not intended to be a complete investment program. No assurance can be given that the Fund will achieve its investment objectives. For further discussion of the Fund's portfolio composition and associated special risk considerations, see "The Fund's Investments" and "Risks" in the Prospectus.


                             INVESTMENT RESTRICTIONS

         The Fund's investment objectives and certain investment policies of the Fund are described in the Prospectus. The Fund, as a fundamental policy, may not:

                    1. With respect to 75% of its total assets, purchase any securities if, as a result, more than 5% of the Fund's total assets would then be invested in securities of any single issuer or if, as a result, the Fund would hold more than 10% of the outstanding voting securities of any single issuer; provided, that Government securities

         (as defined in the Investment Company Act of 1940 (the "1940 Act")), securities issued by other investment companies and cash items (including receivables) shall not be counted for purposes of this limitation;

                    2. Purchase any security if, as a result of the purchase, 25% or more of the Fund's total assets (taken at current value) would be invested in the securities of borrowers and other issuers having their principal business activities in the same industry provided, that this limitation shall not apply with respect to issuers in the banking industry or obligations issued or guaranteed by the U.S. Government or by its agencies or instrumentalities;

                    3. Borrow money, except as permitted by the 1940 Act, the rules thereunder and interpretations thereof or pursuant to a Securities and Exchange Commission exemptive order;

                    4. Issue senior securities, as defined in the 1940 Act, other than: (i) Preferred Shares which immediately after issuance will have asset coverage of at least 200%; (ii) indebtedness which immediately after issuance will have asset coverage of at least 300%;
         (iii) the borrowings permitted by investment restriction 2 above; or
         (iv) pursuant to a Securities and Exchange Commission exemptive order;

                    5. Make loans of funds or other assets, other than by entering into repurchase agreements, lending portfolio securities and through the purchase of debt securities in accordance with its investment objectives, policies and limitations;

                    6. Act as underwriter of another issuer's securities, except to the extent that the Fund may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities;

                    7. Purchase or sell real estate, but this shall not prevent the Fund from investing in securities of companies that deal in real estate or are engaged in the real estate business, including real estate investment trusts, and securities secured by real estate or interests therein and the Fund may hold and sell real estate or mortgages on real estate acquired through default, liquidation, or other distributions of an interest in real estate as a result of the Fund's ownership of such securities; and

                    8. Purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments (but this shall not prevent the Fund from purchasing or selling options, futures contracts or derivative instruments or from investing in securities or other instruments backed by physical commodities).

         For the purpose of applying the limitation set forth in subparagraph
(1) above, asset- and mortgage-backed securities will not be considered to have been issued by the same issuer by reason of the securities having the same sponsor, and asset- and mortgage-backed securities issued by a finance or other special purpose subsidiary that are not guaranteed by the parent company will be considered to be issued by a separate issuer from the parent company.

         Except as noted above, the foregoing fundamental investment policies, together with the investment objectives of the Fund, cannot be changed without approval by holders of a majority of the outstanding voting securities of the Fund, as defined in the 1940 Act, which includes Common Shares and Preferred Shares, if any, voting together as a single class, and of the holders of the outstanding Preferred Shares voting as a single class. Under the 1940 Act a "majority of the outstanding voting securities" means the vote of: (A) 67% or more of the Fund's shares present at a meeting, if the holders of more than 50% of the Fund's shares are present or represented by proxy; or (B) more than 50% of the Fund's shares, whichever is less.

         In addition to the foregoing investment policies, the Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. The Fund may not:

                    1. Sell securities short, unless the Fund owns or has the right to obtain securities equivalent in kind and amount to the securities sold at no added cost, and provided that transactions in options, futures contracts, options on futures contracts, or other derivative instruments are not deemed to constitute selling securities short; or

                    2. Purchase securities of listed companies for the purpose of exercising control.

         The foregoing restrictions and limitations will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.


                       INVESTMENT POLICIES AND TECHNIQUES

         The following information supplements the discussion of the Fund's investment objectives, policies, and techniques that are described in the Fund's Prospectus.

INVESTMENT PHILOSOPHY AND PROCESS

         The Sub-Adviser will select securities for the Fund's portfolio employing the investment strategies established by its investment team (the "Sub-Adviser Investment Team"). The Sub-Adviser Investment Team will regularly monitor and make allocation decisions among issuers of various regions and credit qualities in order to achieve the Fund's primary investment objective of seeking current income and secondary investment objective of seeking capital preservation. The Fund has no stated maturity strategy, but the Sub-Adviser will manage the Fund's portfolio based on the Investment Team's views of current and expected interest rates. Rather, the Sub-Adviser will invest in securities of various maturities, including securities that have no stated maturity, or "perpetual" in nature, which it believes offer income and capital preservation opportunities to the Fund. The Sub-Adviser expects, under normal market conditions, that the weighted average rating (or if unrated, determined to be of comparable quality by the Sub-Adviser) of the Fund's portfolio securities will be investment grade.

         In selecting securities for the Fund, the Sub-Adviser may consider, among other things:

         o the Sub-Adviser's own evaluation of the market value, cash flow, earnings per share and other fundamental aspects of the underlying assets and business of the issuer;

         o the interest or dividend income payable on the securities;

         o the yield and credit rating on the securities relative to other comparable securities;

         o whether the securities are entitled to the benefits of call protection or other protective covenants; and

         o the existence of any anti-dilution protections or guarantees related to the target securities.

         The Sub-Adviser Investment Team's typical investment identification process with respect to the securities to be acquired by the Fund is to identify issuers that have adequate earnings and free cash flow coverage to avoid future losses of principal and increase the likelihood of payment of any applicable dividends or interest. In determining whether or not to purchase securities issued by unrated issuers, the Sub-Adviser will utilize a proprietary in-house underwriting model that applies a set of underwriting guidelines developed by the Sub-Adviser based on its existing credit models as well as research studies and various methodologies developed by or used by one or more NRSROs. Allocation between investment grade and below-investment grade and rated versus unrated securities will vary according to relative value and opportunity identified by the Sub-Adviser Investment Team. The Sub-Adviser Investment Team will have daily responsibility for the management of the portfolio and for the implementation of the investment process, monitored through regular investment committee meetings.

PORTFOLIO COMPOSITION

         The Fund's portfolio will be composed principally of the following investments:

         Tax-Advantaged Securities. The Fund will invest at least 80% of its Managed Assets in preferred securities that the Sub-Adviser believes at the time of investment are eligible to pay dividends that qualify for certain favorable federal income tax treatment as "tax-advantaged" when received by shareholders of the Fund and are issued or guaranteed by the following U.S. and/or Canadian entities and their affiliates: community banks and other financial institutions with assets in excess of $50 million, financial services companies, structured finance entities, insurance companies, registered investment companies, telecommunication companies, utilities and other energy-related entities, and Governmental Agencies, as well as tax-advantaged, current income-producing preferred securities issued or guaranteed by certain qualified foreign issuers (including ADRs).

         Preferred Securities. The Fund intends to invest in preferred securities. The Fund will invest in both floating-rate issues and fixed-rate issues. Preferred securities represents an equity ownership interest in a corporation, but generally entitle the holder to receive, in preference to the holders of other stocks such as common stocks, dividends and a fixed share of the proceeds resulting from liquidation of the company. Some preferred securities also entitle their holders to receive additional liquidation proceeds on the same basis as holders of a company's common stock. Some preferred securities offer a fixed rate of return with no maturity date. Because those preferred securities never mature, they act like long-term bonds, can be more volatile than other types of preferred securities and may have heightened sensitivity to changes in interest rates. Other preferred securities have a variable dividend, generally determined on a quarterly or other periodic basis, either according to a formula based upon a specified premium or discount to the yield on particular U.S. Treasury securities or based on an auction process, involving bids submitted by holders and prospective purchasers of such stocks. Because preferred securities represent an equity ownership interest in a company, their value usually will react more strongly than bonds and other debt instruments to actual or perceived changes in a company's financial condition or prospects or to fluctuations in the equity markets. Preferred security holders generally have no voting rights or their voting rights are limited to certain extraordinary transactions or events.

         Below-Investment Grade Securities. The Fund may invest up to 50% of its Managed Assets in securities that are rated below-investment grade or, if unrated, determined to be of comparable quality by the Sub-Adviser. Below-investment grade securities purchased by the Fund will be rated, at the time of investment, at least "B-" (or a comparable rating) by at least one NRSRO or, if unrated, determined to be of comparable quality by the Sub-Adviser. However, securities that, at the time of investment, are rated below-investment grade quality by one NRSRO and investment grade quality by another NRSRO, will be deemed investment grade securities. The Sub-Adviser expects, under normal market conditions, that the weighted average rating (or if unrated, determined to be of comparable quality by the Sub-Adviser) of the Fund's portfolio securities will be investment grade. The ratings of a NRSRO represent its opinion as to the quality of securities it undertakes to rate. Ratings are not absolute standards of quality; consequently, securities with the same maturity, duration, coupon, and rating may have different yields.

         If a security owned by the Fund is subsequently downgraded, the Fund will not be required to dispose of such security. If a downgrade occurs, the Sub-Adviser will consider what action, including the sale of such security, is in the best interest of the Fund and its Common Shareholders. The Fund's securities may have fixed or variable principal payments and all types of interest rate and dividend payment and reset terms, including fixed rate, adjustable rate, zero coupon, contingent, deferred, payment in kind and auction rate features.

         Since the risk of default is higher for below-investment grade securities than investment grade securities, the Sub-Adviser's research and credit analysis are an especially important part of managing securities of this type. The Sub-Adviser will attempt to identify those issuers of below-investment grade securities whose financial condition the Sub-Adviser believes are adequate to meet future obligations or who have improved or are expected to improve in the future. The Sub-Adviser's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects and the experience and managerial strength of the issuer.

         Equity Securities. The Fund may invest up to 10% of its Managed Assets in special types of equity securities, all or a portion of which may be foreign equity securities. The special types of equity securities in which the Fund may invest include common stocks, equity units and convertible securities. Such securities may include common stocks of REITs and utilities that either are required to, or customarily, distribute a large percentage of their current earnings as dividends. Common stock represents an equity ownership interest in a corporation, providing voting rights and entitling the holder to a share of the company's success through dividends and/or capital appreciation. In the event of liquidation, common stockholders have rights to a company's remaining assets after bond holders, other debt holders, and preferred stockholders have been paid in full. Typically, common stockholders are entitled to one vote per share to elect the company's board of directors (although the number of votes is not always directly proportional to the number of shares owned). Common stockholders also receive voting rights regarding other company matters such as mergers and certain important company policies, such as issuing securities to management. In addition to voting rights, common stockholders sometimes enjoy what are called "preemptive rights." Preemptive rights allow common stockholders to maintain their proportional ownership in the company in the event that the company issues another offering of stock. This means that common stockholders with preemptive rights have the right but not the obligation to purchase as many new shares of the stock as it would take to maintain their proportional ownership in the company.

         Canadian Income Trusts. The Fund may invest in Canadian income trusts. A Canadian income trust is an entity that holds and operates an underlying asset or group of assets. A Canadian income trust structure is formed when, instead of offering its securities directly to the public, an operating entity creates a trust. The trust offers units to the public and uses the proceeds to purchase the common shares and high-yield debt of the operating entity. Canadian income trusts typically consist of a trust structured to own: (1) debt and/or equity of an underlying company or other entity which carries on an active business; (2) real estate assets; or (3) a royalty income stream generated from natural resource properties. Canadian income trusts are designed to distribute most of the operating cash flow generated by the underlying business or assets to unit holders. This may differ from publicly listed companies which generally retain and re-invest a greater proportion of their operating cash flow in their operations. The amount of distributions paid on a unit of an income trust will vary from time to time based on production levels, commodity prices, royalty rates, operating and general administrative expenses, debt service charges and deductions, including holdbacks for future capital spending. Canadian income trust units represent an equal fractional beneficial interest in the Canadian income trust and its underlying assets. Units of Canadian income trusts are unlike conventional debt instruments in that there is no principal amount owing directly to unit holders.

         Corporate Bonds. Corporate bonds are debt obligations issued by corporations. Corporate bonds may be either secured or unsecured. Collateral used for secured debt includes, but is not limited to, real property, machinery, equipment, accounts receivable, stocks, bonds or notes. If a bond is unsecured, it is known as a debenture. Bondholders, as creditors, have a prior legal claim over common and preferred stockholders as to both income and assets of the corporation for the principal and interest due them and may have a prior claim over other creditors if liens or mortgages are involved. Interest on corporate bonds may be fixed or floating, or the bonds may be zero coupons. Interest on corporate bonds is typically paid semi-annually and is fully taxable to the bondholder. Corporate bonds contain elements of both interest-rate risk and credit risk. The market value of a corporate bond generally may be expected to rise and fall inversely with interest rates and may also be affected by the credit rating of the corporation, the corporation's performance and perceptions of the corporation in the marketplace. Corporate bonds usually yield more than government or agency bonds due to the presence of credit risk.

         Collateralized Debt Obligations. A collateralized debt obligation ("CDO") is an asset-backed security whose underlying collateral is typically a portfolio of bonds, bank loans and/or structured finance securities. Where the underlying collateral is a portfolio of bonds, a CDO is referred to as a collateralized bond obligation ("CBO"). Where the underlying collateral is a portfolio of bank loans, a CDO is referred to as a collateralized loan obligation ("CLO"). CDOs may be either synthetic or non-synthetic. Rather than being backed by a pool of assets, as is the case with a non-synthetic CDO, a synthetic CDO is typically backed by a pool of credit derivatives, including credit default swaps, forward contracts and options. Investors in CDOs bear the credit risk of the underlying collateral. Multiple tranches of securities are issued by the CDO, offering investors various maturity and credit risk characteristics. Tranches are categorized as senior, mezzanine, and subordinated/equity, according to their degree of risk. If there are defaults or the CDO's collateral otherwise underperforms, scheduled payments to senior tranches take precedence over those of mezzanine tranches, and scheduled payments to mezzanine tranches take precedence over those to subordinated/equity tranches. CDOs are subject to the same risk of prepayment described with respect to asset-backed and mortgage-backed securities.

         Loans. The Fund may invest a portion of its assets in loan participations and other direct claims against a borrower. The Sub-Adviser believes corporate loans to be high-yield debt instruments if the issuer has outstanding debt securities rated below-investment grade or has no rated securities. The corporate loans in which the Fund may invest primarily consist of direct obligations of a borrower and may include debtor in possession financings pursuant to Chapter 11 of the U.S. Bankruptcy Code, obligations of a borrower issued in connection with a restructuring pursuant to Chapter 11 of the U.S. Bankruptcy Code, leveraged buy-out loans, leveraged recapitalization loans, receivables purchase facilities, and privately placed notes. The Fund may invest in a corporate loan at origination as a co-lender or by acquiring in the secondary market participations in, assignments of or novations of a corporate loan. By purchasing a participation, the Fund acquires some or all of the interest of a bank or other lending institution in a loan to a corporate or government borrower. The participations typically will result in the Fund having a contractual relationship only with the lender, not the borrower. The Fund will have the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the borrower. Many such loans are secured, although some may be unsecured. Such loans may be in default at the time of purchase. Loans that are fully secured offer the Fund more protection than an unsecured loan in the event of non-payment of scheduled interest or principal. However, there is no assurance that the liquidation of collateral from a secured loan would satisfy the corporate borrower's obligation, or that the collateral can be liquidated. Direct debt instruments may involve a risk of loss in case of default or insolvency of the borrower and may offer less legal protection to the Fund in the event of fraud or misrepresentation. In addition, loan participations involve a risk of insolvency of the lending bank or other financial intermediary. The markets in loans are not regulated by federal securities laws or the Securities and Exchange Commission.

         As in the case of other high-yield investments, such corporate loans may be rated in the lower rating categories of the established rating services ("Ba" or lower by Moody's or "BB" or lower by S&P), or may be unrated investments considered by Sub-Adviser to be of comparable quality. As in the case of other high-yield investments, such corporate loans can be expected to provide higher yields than lower yielding, higher rated fixed income securities, but may be subject to greater risk of loss of principal and income. There are, however, some significant differences between corporate loans and high-yield bonds. Corporate loan obligations are frequently secured by pledges of liens and security interests in the assets of the borrower, and the holders of corporate loans are frequently the beneficiaries of debt service subordination provisions imposed on the borrower's bondholders. These arrangements are designed to give corporate loan investors preferential treatment over high-yield investors in the event of deterioration in the credit quality of the issuer. Even when these arrangements exist, however, there can be no assurance that the borrowers of the corporate loans will repay principal and/or pay interest in full. Corporate loans generally bear interest at rates set at a margin above a generally recognized base lending rate that may fluctuate on a day-to-day basis, in the case of the prime rate of a U.S. bank, or which may be adjusted on set dates, typically 30 days but generally not more than one year, in the case of the London Interbank Offered Rate ("LIBOR"). Consequently, the value of corporate loans held by the Fund may be expected to fluctuate significantly less than the value of other fixed rate high-yield instruments as a result of changes in the interest rate environment; however, the secondary dealer market for certain corporate loans may not be as well developed as the secondary dealer market for high-yield bonds and, therefore, presents increased market risk relating to liquidity and pricing concerns.

         Convertible Securities. Convertible securities include bonds, debentures, notes, preferred stocks and other securities that entitle the holder to acquire common stock or other equity securities of the same or a different issuer. Convertible securities have general characteristics similar to both debt and equity securities. A convertible security generally entitles the holder to receive interest or preferred dividends paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt obligations. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a debt obligation. A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by the Fund is called for redemption, the Fund would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party, which may have an adverse effect on the Fund's ability to achieve its investment objectives. The price of a convertible security often reflects variations in the price of the underlying common stock in a way that non-convertible debt may not. The value of a convertible security is a function of (i) its yield in comparison to the yields of other securities of comparable maturity and quality that do not have a conversion privilege and (ii) its worth if converted into the underlying common stock.

         Foreign Securities. The Fund may invest up to 10% of its Managed Assets in securities of corporate and governmental issuers located outside the United States. The Fund will not invest in issuers located in emerging markets. Foreign securities include securities issued or guaranteed by companies organized under the laws of countries other than the United States and securities issued or guaranteed by foreign governments, their agencies or instrumentalities and supra-national governmental entities, such as the World Bank. Foreign securities also include U.S. dollar-denominated debt obligations, such as "Yankee Dollar" obligations, of foreign issuers and of supra-national government entities. Yankee Dollar obligations are U.S. dollar-denominated obligations issued in the U.S. capital markets by foreign corporations, banks and governments. For purposes of this limitation, foreign securities shall not include ADRs. Foreign securities also may be traded on foreign securities exchanges or in over-the-counter capital markets.

         Trust Preferred Securities. Trust preferred securities are limited-life preferred securities that are typically issued by corporations, generally in the form of interest-bearing notes or preferred securities issued by corporations, or by an affiliated business trust of a corporation, generally in the form of beneficial interests in subordinated debentures issued by the corporation, or similarly structured securities. The maturity and dividend rate of the trust preferred securities are structured to match the maturity and coupon interest rate of the interest-bearing notes, preferred securities or subordinated debentures. Trust preferred securities usually mature on the stated maturity date of the interest-bearing notes, preferred securities or subordinated debentures and may be redeemed or liquidated prior to the stated maturity date of such instruments for any reason on or after their stated call date or upon the occurrence of certain extraordinary circumstances at any time. Distributions from trust preferred securities will not generally qualify for favorable treatment as qualified dividend income.

         Illiquid and Restricted Securities. Illiquid investments are investments that cannot be disposed of by the Fund within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities. In the absence of readily available market quotations, the Adviser's Pricing Committee, overseen by the Fund's Board of Trustees, will price illiquid investments at a fair value as determined in good faith. Valuing illiquid securities typically requires greater judgment than valuing securities for which there is an active trading market. The market price of illiquid securities generally is more volatile than that of more liquid securities, which may adversely affect the price that the Fund pays for or recovers upon the sale of illiquid securities. Investment of the Fund's assets in illiquid securities may restrict the Fund's ability to take advantage of market opportunities. The risks associated with illiquid securities may be particularly acute in situations in which the Fund's operations require cash and could result in the Fund borrowing to meet its short-term needs or incurring losses on the sale of illiquid securities.

         The Fund may invest in restricted securities, which are securities that may not be sold to the public without an effective registration statement under the Securities Act of 1933 Act, as amended (the "1933 Act"). The restriction on public sale may make it more difficult to value such securities, limit the Fund's ability to dispose of them and lower the amount the Fund could realize upon their sale. Before they are registered, restricted securities may be sold only in a privately negotiated transaction or pursuant to an exemption from registration. In recognition of the increased size and liquidity of the

                                      -01-

institutional market for unregistered securities and the importance of institutional investors in the formation of capital, the Securities and Exchange Commission has adopted Rule 144A under the 1933 Act. Rule 144A is designed to facilitate efficient trading among institutional investors by permitting the sale of certain unregistered securities to qualified institutional buyers. To the extent privately placed securities held by the Fund qualify under Rule 144A and an institutional market develops for those securities, the Fund likely will be able to dispose of the securities without registering them under the 1933 Act. To the extent that institutional buyers become, for a time, uninterested in purchasing these securities, investing in Rule 144A securities could increase the level of the Fund's illiquidity.

         Derivatives. The Fund may, but is not required to, use various derivatives described below to earn income, facilitate portfolio management and mitigate risks. Such derivatives are generally accepted under modern portfolio management practices and are regularly used by closed-end management investment companies and other institutional investors. Although the Sub-Adviser seeks to use the practices to further the Fund's investment objectives, no assurance can be given that these practices will achieve this result. The Fund may purchase and sell derivative instruments such as exchange-listed and over-the-counter put and call options on securities, currencies, financial futures, equity, fixed-income and interest rate indices, credit default swaps, swap options, and other financial instruments. It may purchase and sell financial futures contracts and options thereon. Moreover, the Fund may enter into various interest rate transactions such as swaps, caps, floors or collars and enter into various currency transactions such as currency forward contracts, currency futures contracts, currency swaps or options on currency or currency futures or credit transactions and credit default swaps. The Fund may also purchase derivative instruments that combine features of several of these instruments. The Fund generally seeks to use derivatives as a portfolio management or hedging technique to seek to protect against possible adverse changes in the market value of securities held in or to be purchased for the Fund's portfolio, protect the value of the Fund's portfolio, facilitate the sale of certain securities for investment purposes, manage the effective interest rate exposure of the Fund, protect against changes in currency exchange rates, manage the effective maturity or duration of the Fund's portfolio or establish positions in the derivatives markets as a temporary substitute for purchasing or selling particular securities. The Fund may use derivatives for non-hedging purposes to enhance potential gain.

         Other Investment Companies. The Fund may invest up to 10% of its Managed Assets in the securities of other investment companies to the extent that such investments are consistent with the Fund's investment objectives and policies and permissible under the 1940 Act. Under the 1940 Act, the Fund may not acquire the securities of other domestic or non-U.S. investment companies if, as a result, (i) more than 10% of the Fund's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Fund, or (iii) more than 5% of the Fund's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company.

         The Fund, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund's own operations.

         Short-Term Debt Securities; Temporary Defensive Position; Invest-Up Period. During the period in which the net proceeds of the offering of Common Shares are being invested, the issuance of Preferred Shares, if any, commercial paper or notes and/or borrowings are being invested, or during periods in which the Adviser or the Sub-Adviser determines that it is temporarily unable to follow the Fund's investment strategy or that it is impractical to do so, the Fund may deviate from its investment strategy and invest all or any portion of its Managed Assets in cash or cash equivalents, including auction rate preferred securities and commercial paper. The Adviser's or the Sub-Adviser's determination that it is temporarily unable to follow the Fund's investment strategy or that it is impracticable to do so will generally occur only in situations in which a market disruption event has occurred and where trading in the securities selected through application of the Fund's investment strategy is extremely limited or absent. In such a case, the Fund may not pursue or achieve its investment objectives.

         The cash and cash equivalents are defined to include, without limitation, the following:

                   (1) U.S. Government securities, including bills, notes and bonds differing as to maturity and rates of interest that are either issued or guaranteed by the U.S. Treasury or by U.S. Government agencies or instrumentalities. U.S. Government agency securities include securities issued by: (a) the Federal Housing Administration, Farmers Home Administration, Export-Import Bank of the United States, Small Business Administration, and the Government National Mortgage Association, whose securities are supported by the full faith and credit of the United States; (b) the Federal Home Loan Banks, Federal Intermediate Credit Banks, and the Tennessee Valley Authority, whose securities are supported by the right of the agency to borrow from the U.S. Treasury; (c) the Federal National Mortgage Association, whose securities are supported by the discretionary authority of the U.S. Government to purchase certain obligations of the agency or instrumentality; and (d) the Student Loan Marketing Association, whose securities are supported only by its credit. While the U.S. Government provides financial support to such U.S. Government-sponsored agencies or instrumentalities, no assurance can be given that it always will do so since it is not so obligated by law. The U.S. Government, its agencies and instrumentalities do not guarantee the market value of their securities. Consequently, the value of such securities may fluctuate.

                   (2) Certificates of deposit issued against funds deposited in a bank or a savings and loan association. Such certificates are for a definite period of time, earn a specified rate of return, and are normally negotiable. The issuer of a certificate of deposit agrees to pay the amount deposited plus interest to the bearer of the certificate on the date specified thereon. Under current FDIC regulations, the maximum insurance payable as to any one certificate of deposit is $100,000, therefore, certificates of deposit purchased by the Fund may not be fully insured.

                   (3) Repurchase agreements, which involve purchases of debt securities. At the time the Fund purchases securities pursuant to a repurchase agreement, it simultaneously agrees to resell and redeliver such securities to the seller, who also simultaneously agrees to buy back the securities at a fixed price and time. This assures a predetermined yield for the Fund during its holding period, since the resale price is always greater than the purchase price and reflects an agreed-upon market rate. Such actions afford an opportunity for the Fund to invest temporarily available cash. Pursuant to the Fund's policies and procedures, the Fund may enter into repurchase agreements only with respect to obligations of the U.S. Government, its agencies or instrumentalities; certificates of deposit; or bankers' acceptances in which the Fund may invest. Repurchase agreements may be considered loans to the seller, collateralized by the underlying securities. The risk to the Fund is limited to the ability of the seller to pay the agreed-upon sum on the repurchase date; in the event of default, the repurchase agreement provides that the Fund is entitled to sell the underlying collateral. If the seller defaults under a repurchase agreement when the value of the underlying collateral is less than the repurchase price, the Fund could incur a loss of both principal and interest. The Sub-Adviser monitors the value of the collateral at the time the action is entered into and at all times during the term of the repurchase agreement. The Sub-Adviser does so in an effort to determine that the value of the collateral always equals or exceeds the agreed-upon repurchase price to be paid to the Fund. If the seller were to be subject to a federal bankruptcy proceeding, the ability of the Fund to liquidate the collateral could be delayed or impaired because of certain provisions of the bankruptcy laws.

                   (4) Commercial paper, which consists of short-term unsecured promissory notes, including variable rate master demand notes issued by corporations to finance their current operations. Master demand notes are direct lending arrangements between the Fund and a corporation. There is no secondary market for such notes. However, they are redeemable by the Fund at any time. The Sub-Adviser will consider the financial condition of the corporation (e.g., earning power, cash flow, and other liquidity measures) and will continuously monitor the corporation's ability to meet all its financial obligations, because the Fund's liquidity might be impaired if the corporation were unable to pay principal and interest on demand. Investments in commercial paper will be limited to commercial paper rated in the highest categories by a nationally recognized statistical rating organization and which mature within one year of the date of purchase or carry a variable or floating rate of interest.

                   (5) The Fund may invest in bankers' acceptances, which are short-term credit instruments used to finance commercial transactions. Generally, an acceptance is a time draft drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then "accepted" by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. The acceptance may then be held by the accepting bank as an asset or it may be sold in the secondary market at the going rate of interest for a specific maturity.

                   (6) The Fund may invest in bank time deposits, which are monies kept on deposit with banks or savings and loan associations for a stated period of time at a fixed rate of interest. There may be penalties for the early withdrawal of such time deposits, in which case the yields of these investments will be reduced.

                   (7) The Fund may invest in shares of money market funds in accordance with the provisions of the 1940 Act.



    ADDITIONAL INFORMATION ABOUT THE FUND'S INVESTMENTS AND INVESTMENT RISKS

DERIVATIVES RISK

         The Fund may use various other investment management techniques that also involve certain risks and special considerations, including engaging in hedging and risk management transactions, including interest rate and currency options, futures, swaps, caps, floors, and collars, and other derivative transactions. These strategic transactions will be entered into to seek to manage the risks of the Fund's portfolio securities, but may have the effect of limiting the gains from favorable market movements.

         A derivative is a financial instrument whose performance is derived at least in part from the performance of an underlying index, security or asset. The values of certain derivatives can be affected dramatically by even small market movements, sometimes in ways that are difficult to predict. There are many different types of derivatives, with many different uses. The Fund expects to enter into these transactions primarily to seek to preserve a return on a particular investment or portion of its portfolio, and also may enter into such transactions to seek to protect against decreases in the anticipated rate of return on floating or variable rate financial instruments the Fund owns or anticipates purchasing at a later date, or for other risk management strategies such as managing the effective dollar-weighted average duration of the Fund's portfolio. The Fund also may engage in hedging transactions to seek to protect the value of its portfolio against declines in NAV resulting from changes in interest rates or other market changes. Market conditions will determine whether and in what circumstances the Fund would employ any of the hedging and risk management techniques described below. The successful utilization of hedging and risk management transactions requires skills different from those needed in the selection of the Fund's portfolio securities. The Fund believes that the Sub-Adviser possesses the skills necessary for the successful utilization of hedging and risk management transactions. The Fund will incur brokerage and other costs in connection with its hedging transactions.

         The Fund may enter into interest rate swaps or total rate of return swaps or purchase or sell interest rate caps or floors. Interest rate swaps involve the exchange by the Fund with another party of their respective obligations to pay or receive interest, e.g., an obligation to make floating rate payments for an obligation to make fixed rate payments.

         The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount (the reference amount with respect to which interest obligations are determined although no actual exchange of principal occurs) from the party selling the interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest at the difference of the index and the predetermined rate on a notional principal amount from the party selling the interest rate floor.

         In circumstances in which the Sub-Adviser anticipates that interest rates will decline, the Fund might, for example, enter into an interest rate swap as the floating rate payor or, alternatively, purchase an interest rate floor. In the case of purchasing an interest rate floor, if interest rates declined below the floor rate, the Fund would receive payments from its counterparty which would wholly or partially offset the decrease in the payments it would receive in respect of the portfolio assets being hedged. In the case where the Fund purchases an interest rate swap, if the floating rate payments fell below the level of the fixed rate payment set in the swap agreement, the Fund's counterparty would pay the Fund amounts equal to interest computed at the difference between the fixed and floating rates over the notional principal amount. Such payments would offset or partially offset the decrease in the payments the Fund would receive in respect of floating rate portfolio assets being hedged.

         The successful use of swaps, caps and floors to preserve the rate of return on a portfolio of financial instruments depends on the Sub-Adviser's ability to predict correctly the direction and extent of movements in interest rates.

         The Fund may enter into currency exchange transactions to hedge the Fund's exposure to foreign currency exchange rate risk. The Fund's currency transactions will be limited to portfolio hedging involving portfolio positions. Portfolio hedging is the use of a forward contract with respect to a portfolio security position denominated or quoted in a particular currency. A forward contract is an agreement to purchase or sell a specified currency at a specified future date (or within a specified time period) and price set at the time of the contract. Forward contracts are usually entered into with banks, foreign exchange dealers or broker-dealers, are not exchange-traded, and are usually for less than one year, but may be renewed.

         At the maturity of a forward contract to deliver a particular currency, the Fund may either sell the portfolio security related to such contract and make delivery of the currency, or it may retain the security and either acquire the currency on the spot market or terminate its contractual obligation to deliver the currency by purchasing an offsetting contract with the same currency trader obligating it to purchase on the same maturity date the same amount of the currency.

         It is impossible to forecast with absolute precision the market value of portfolio securities at the expiration of a forward contract. Accordingly, it may be necessary for the Fund to purchase additional currency on the spot market (and bear the expense of such purchase) if the market value of the security is less than the amount of currency that the Fund is obligated to deliver and if a decision is made to sell the security and make delivery of the currency. Conversely, it may be necessary to sell on the spot market some of the currency received upon the sale of the portfolio security if its market value exceeds the amount of currency the Fund is obligated to deliver.

         If the Fund retains the portfolio security and engages in an offsetting transaction, the Fund will incur a gain or a loss to the extent that there has been movement in forward contract prices. If the Fund engages in an offsetting transaction, it may subsequently enter into a new forward contract to sell the currency. Should forward prices decline during the period between the Fund's entering into a forward contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Fund will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Fund will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell. A default on the contract would deprive the Fund of unrealized profits or force the Fund to cover its commitments for purchase or sale of currency, if any, at the current market price.

         Hedging against a decline in the value of a currency does not eliminate fluctuations in the prices of portfolio securities or prevent losses if the prices of such securities decline. Such transactions also preclude the opportunity for gain if the value of the hedged currency should rise. Moreover, it may not be possible for the Fund to hedge against a devaluation that is so generally anticipated that the Fund is not able to contract to sell the currency at a price above the devaluation level it anticipates. The cost to the Fund of engaging in currency exchange transactions varies with such factors as the currency involved, the length of the contract period, and prevailing market conditions. Since currency exchange transactions are usually conducted on a principal basis, no fees or commissions are involved.

         Although the Fund believes that use of the hedging and risk management techniques described above will benefit the Fund, if the Sub-Adviser's judgment about the direction or extent of the movement in interest rates is incorrect, the Fund's overall performance would be worse than if it had not entered into any such transactions.

         Because these hedging transactions are entered into for good-faith risk management purposes, the Sub-Adviser and the Fund believe these obligations do not constitute senior securities. The Fund usually will enter into interest rate swaps on a net basis, i.e., where the two parties make net payments with the Fund receiving or paying, as the case may be, only the net amount of the two payments. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued and an amount of cash or liquid securities having an aggregate NAV at least equal to the accrued excess will be maintained in a segregated account by the Fund's custodian. If the Fund enters into a swap on other than a net basis, the Fund will maintain in the segregated account the full amount of the Fund's obligations under each swap. Accordingly, the Fund does not treat swaps as senior securities. The Fund may enter into swaps, caps and floors with member banks of the Federal Reserve System, members of the New York Stock Exchange or other entities determined by the Sub-Adviser, pursuant to procedures adopted and reviewed on an ongoing basis by the Board of Trustees, to be creditworthy. If a default occurs by the other party to the transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction but remedies may be subject to bankruptcy and insolvency laws which could affect the Fund's rights as a creditor. The swap market has grown substantially in recent years with a large number of banks and financial services firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become relatively liquid. Caps and floors are more recent innovations and they are less liquid than swaps. There can be no assurance, however, that the Fund will be able to enter into interest rate swaps or to purchase interest rate caps or floors at prices or on terms the Sub-Adviser believes are advantageous to the Fund. In addition, although the terms of interest rate swaps, caps and floors may provide for termination, there can be no assurance that the Fund will be able to terminate an interest rate swap or to sell or offset interest rate caps or floors that it has purchased.

         The Fund also may engage in credit derivative transactions. Default risk derivatives are linked to the price of reference securities or loans after a default by the issuer or borrower, respectively. Market spread derivatives are based on the risk that changes in market factors, such as credit spreads, can cause a decline in the value of a security, loan or index. There are three basic transactional forms for credit derivatives: swaps, options and structured instruments. The use of credit derivatives is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the Sub-Adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors, the investment performance of the Fund would diminish compared with what it would have been if these techniques were not used. Moreover, even if the Sub-Adviser is correct in its forecasts, there is a risk that a credit derivative position may correlate imperfectly with the price of the asset or liability being hedged.

         Risks and Special Considerations Concerning Derivatives. In addition to the foregoing, the use of derivative instruments involves certain general risks and considerations as described below.

                   (1) Market Risk. Market risk is the risk that the value of the underlying assets may go up or down. Adverse movements in the value of an underlying asset can expose the Fund to losses. Market risk is the primary risk associated with derivative transactions. Derivative instruments may include elements of leverage and, accordingly, fluctuations in the value of the derivative instrument in relation to the underlying asset may be magnified. The successful use of derivative instruments depends upon a variety of factors, particularly the Sub-Adviser's ability to predict correctly changes in the relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance the Sub-Adviser's judgment in this respect will be accurate. Consequently, the use of derivatives for hedging purposes might result in a poorer overall performance for the Fund, whether or not adjusted for risk, than if the Fund had not hedged its portfolio holdings.

                   (2) Credit Risk. Credit risk is the risk that a loss is sustained as a result of the failure of a counterparty to comply with the terms of a derivative instrument. The counterparty risk for exchange-traded derivatives is generally less than for privately-negotiated or over-the-counter derivatives, since generally a clearing agency, which is the issuer or counterparty to each exchange-traded instrument, provides a guarantee of performance. For privately-negotiated instruments, there is no similar clearing agency guarantee. In all transactions, the Fund will bear the risk that the counterparty will default, and this could result in a loss of the expected benefit of the derivative transactions and possibly other losses to the Fund. The Fund will enter into transactions in derivative instruments only with counterparties that the Sub-Adviser reasonably believes are capable of performing under the contract.

                   (3) Correlation Risk. Correlation risk is the risk that there might be an imperfect correlation, or even no correlation, between price movements of a derivative instrument and price movements of investments being hedged. When a derivative transaction is used to completely hedge another position, changes in the market value of the combined position (the derivative instrument plus the position being hedged) result from an imperfect correlation between the price movements of the two instruments. With a perfect hedge, the value of the combined position remains unchanged with any change in the price of the underlying asset. With an imperfect hedge, the value of the derivative instrument and its hedge are not perfectly correlated. For example, if the value of a derivative instrument used in a short hedge (such as buying a put option or selling a futures contract) increased by less than the decline in value of the hedged investments, the hedge would not be perfectly correlated. This might occur due to factors unrelated to the value of the investments being hedged, such as speculative or other pressures on the markets in which these instruments are traded. In addition, the Fund's success in using hedging instruments is subject to the Sub-Adviser's ability to correctly predict changes in relationships of such hedge instruments to the Fund's portfolio holdings, and there can be no assurance that the Sub-Adviser's judgment in this respect will be accurate. An imperfect correlation may prevent the Fund from achieving the intended hedge or expose the Fund to a risk of loss.

                   (4) Liquidity Risk. Liquidity risk is the risk that a derivative instrument cannot be sold, closed out, or replaced quickly at or very close to its fundamental value. Generally, exchange contracts are liquid because the exchange clearinghouse is the counterparty of every contract. OTC transactions are less liquid than exchange-traded derivatives since they often can only be closed out with the other party to the transaction. The Fund might be required by applicable regulatory requirements to maintain assets as "cover," maintain segregated accounts and/or make margin payments when it takes positions in derivative instruments involving obligations to third parties (i.e., instruments other than purchase options). If the Fund is unable to close out its positions in such instruments, it might be required to continue to maintain such accounts or make such payments until the position expires, matures, or is closed out. These requirements might impair the Fund's ability to sell a security or make an investment at a time when it would otherwise be favorable to do so, or require that the Fund sell a portfolio security at a disadvantageous time. The Fund's ability to sell or close out a position in an instrument prior to expiration or maturity depends upon the existence of a liquid secondary market or, in the absence of such a market, the ability and willingness of the counterparty to enter into a transaction closing out the position. Due to liquidity risk, there is no assurance that any derivatives position can be sold or closed out at a time and price that is favorable to the Fund.

                   (5) Legal Risk. Legal risk is the risk of loss caused by the unenforceability of a party's obligations under the derivative. While a party seeking price certainty agrees to surrender the potential upside in exchange for downside protection, the party taking the risk is looking for a positive payoff. Despite this voluntary assumption of risk, a counterparty that has lost money in a derivative transaction may try to avoid payment by exploiting various legal uncertainties about certain derivative products.

                   (6) Systemic or "Interconnection" Risk. Systemic or interconnection risk is the risk that a disruption in the financial markets will cause difficulties for all market participants. In other words, a disruption in one market will spill over into other markets, perhaps creating a chain reaction. Much of the OTC derivatives market takes place among the OTC dealers themselves, thus creating a large interconnected web of financial obligations. This interconnectedness raises the possibility that a default by one large dealer could create losses for other dealers and destabilize the entire market for OTC derivative instruments.

ILLIQUID/RESTRICTED SECURITIES

         The Fund may invest in securities that, at the time of investment, are illiquid (determined using the Securities and Exchange Commission's standard applicable to investment companies, i.e., securities that cannot be disposed by the Fund of within seven days in the ordinary course of business at approximately the amount at which the Fund values the securities). The Fund may also invest in restricted securities. The Sub-Adviser, under the supervision of the Board of Trustees, will determine whether restricted securities are illiquid. As a result, restricted securities may be more difficult to value and the Fund may have difficulty disposing of such assets either in a timely manner or for a reasonable price. In order to dispose of an unregistered security, the Fund, where it has contractual rights to do so, may have to cause such security to be registered. A considerable period may elapse between the time the decision is made to sell the security and the time the security is registered in order for the Fund could sell it. Contractual restrictions on the resale of securities vary in length and scope and are generally the result of a negotiation between the issuer and acquiror of the securities. The Fund would, in either case, bear market risks during that period.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and reverse repurchase agreements having a maturity of longer than seven days. Securities that have not been registered under the Securities Act are referred to as restricted securities and are purchased directly from the issuer or in the secondary market. Limitations on resale may have an adverse effect on the marketability of portfolio securities and the Fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices. The Fund might also have to register the restricted securities to dispose of them resulting in additional expense and delay. Adverse market conditions could impede the public offering of securities.

         Over time, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities, convertible securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment.

The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

RESTRICTIVE COVENANTS AND 1940 ACT RESTRICTIONS

         With respect to a leverage borrowing program instituted by the Fund, the credit agreements governing such a program (the "Credit Agreements") will likely include usual and customary covenants for this type of transaction, including, but not limited to, limits on the Fund's ability to: (i) issue Preferred Shares; (ii) incur liens or pledge portfolio securities or investments; (iii) change its investment objectives or fundamental investment restrictions without the approval of lenders; (iv) make changes in any of its business objectives, purposes or operations that could result in a material adverse effect; (v) make any changes in its capital structure; (vi) amend the Fund documents in a manner which could adversely affect the rights, interests or obligations of any of the lenders; (vii) engage in any business other than the business currently engaged in; (viii) create, incur, assume or permit to exist certain debt except for certain specific types of debt; and (ix) permit any of its Employee Retirement Income Security Act ("ERISA") affiliates to cause or permit to occur an event that could result in the imposition of a lien under the Internal Revenue Code of 1986, as amended (the "Code") or ERISA. In addition, the Credit Agreements would not permit the Fund's asset coverage ratio (as defined in the Credit Agreements) to fall below 300% at any time.

         Under the requirements of the 1940 Act, the Fund must have asset coverage of at least 300% immediately after any borrowing, including borrowing under any leverage borrowing program the Fund implements. For this purpose, asset coverage means the ratio which the value of the total assets of the Fund, less liabilities and indebtedness not represented by senior securities, bears to the aggregate amount of borrowings represented by senior securities issued by the Fund. The Credit Agreements would limit the Fund's ability to pay dividends or make other distributions on the Fund's Common Shares unless the Fund complies with the Credit Agreements' 300% asset coverage test. In addition, the Credit Agreements will not permit the Fund to declare dividends or other distributions or purchase or redeem Common Shares or Preferred Shares: (i) at any time that any event of default under the Credit Agreements has occurred and is continuing; or (ii) if, after giving effect to such declaration, the Fund would not meet the Credit Agreements' 300% asset coverage test set forth in the Credit Agreements.


                    OTHER INVESTMENT POLICIES AND TECHNIQUES

HEDGING STRATEGIES

         General Description of Hedging Strategies. The Fund may use derivatives or other transactions for the purpose of hedging the Fund's exposure to an increase in the price of a security prior to its anticipated purchase or a decrease in the price of a security prior to its anticipated sale, to seek to reduce interest rate risks arising from the use of any Financial Leverage by the Fund and to mitigate risks, including interest rate, currency and credit risks. The specific derivative instruments to be used, or other transactions to be entered into, for such hedging purposes may include exchange-listed and over-the-counter put and call options on currencies, securities, fixed-income, currency and interest rate indices, and other financial instruments, financial futures contracts and options thereon (hereinafter referred to as "Futures" or "futures contracts"), interest rate and currency transactions such as swaps, caps, floors or collars or credit derivative instruments.

         Hedging or derivative instruments on securities generally are used to hedge against price movements in one or more particular securities positions that the Fund owns or intends to acquire. Such instruments may also be used to "lock-in" recognized but unrealized gains in the value of portfolio securities. Hedging strategies, if successful, can reduce the risk of loss by wholly or partially offsetting the negative effect of unfavorable price movements in the investments being hedged. However, hedging strategies can also reduce the opportunity for gain by offsetting the positive effect of favorable price movements in the hedged investments. The use of hedging instruments is subject to applicable regulations of the Securities and Exchange Commission, the several options and futures exchanges upon which they are traded, the CFTC and various state regulatory authorities. In addition, the Fund's ability to use hedging instruments may be limited by tax considerations.

         General Limitations on Futures and Options Transactions. The Fund has filed a notice of eligibility for exclusion from the definition of the term "commodity pool operator" with the CFTC and the National Futures Association, which regulate trading in the futures markets. Pursuant to Section 4.5 of the regulations under the Commodity Exchange Act (the "CEA"), the Fund is not subject to regulation as a commodity pool under the CEA.

         Various exchanges and regulatory authorities have undertaken reviews of options and Futures trading in light of market volatility. Among the possible actions that have been presented are proposals to adopt new or more stringent daily price fluctuation limits for Futures and options transactions and proposals to increase the margin requirements for various types of futures transactions.

         Asset Coverage for Futures and Options Positions. The Fund will comply with the regulatory requirements of the Securities and Exchange Commission and the CFTC with respect to coverage of options and Futures positions by registered investment companies and, if the guidelines so require, will set aside cash, U.S. government securities, high grade liquid debt securities and/or other liquid assets permitted by the Securities and Exchange Commission and CFTC in a segregated custodial account in the amount prescribed. Securities held in a segregated account cannot be sold while the Futures or options position is outstanding, unless replaced with other permissible assets, and will be marked-to-market daily.

         Options. As an anticipatory hedge, the Fund may purchase put and call options on stock or other securities. A put option embodies the right of its purchaser to compel the writer of the option to purchase from the option holder an underlying security or its equivalent at a specified price at any time during the option period. In contrast, a call option gives the purchaser the right to buy the underlying security covered by the option or its equivalent from the writer of the option at the stated exercise price.

         As a holder of a put option, the Fund will have the right to sell the securities underlying the option and as the holder of a call option, the Fund will have the right to purchase the securities underlying the option, in each case at their exercise price at any time prior to the option's expiration date. The Fund may seek to terminate its option positions prior to their expiration by entering into closing transactions. The ability of the Fund to enter into a closing sale transaction depends on the existence of a liquid secondary market. There can be no assurance that a closing purchase or sale transaction can be effected when the Fund so desires.

         Certain Considerations Regarding Options. The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent that the options markets close before the markets for the underlying securities, significant price and rate movements can take place in the underlying markets that cannot be reflected in the options markets. The purchase of options is a highly specialized activity which involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The purchase of options involves the risk that the premium and transaction costs paid by the Fund in purchasing an option will be lost as a result of unanticipated movements in prices of the securities on which the option is based. Imperfect correlation between the options and securities markets may detract from the effectiveness of attempted hedging. Options transactions may result in significantly higher transaction costs and portfolio turnover for the Fund.

         Some, but not all, of the derivative instruments may be traded and listed on an exchange. There is no assurance that a liquid secondary market on an options exchange will exist for any particular option, or at any particular time, and for some options no secondary market on an exchange or elsewhere may exist. If the Fund is unable to effect a closing sale transaction with respect to options on securities that it has purchased, it would have to exercise the option in order to realize any profit and would incur transaction costs upon the purchase and sale of the underlying securities.

         Futures Contracts. The Fund may enter into securities-related futures contracts, including security futures contracts as an anticipatory hedge. The Fund's hedging may include sales of Futures as an offset against the effect of expected declines in securities prices and purchases of Futures as an offset against the effect of expected increases in securities prices. The Fund will not enter into futures contracts which are prohibited under the CEA and will, to the extent required by regulatory authorities, enter only into futures contracts that are traded on exchanges and are standardized as to maturity date and underlying financial instrument. A security futures contract is a legally binding agreement between two parties to purchase or sell in the future a specific quantity of shares of a security or of the component securities of a narrow-based security index, at a certain price. A person who buys a security futures contract enters into a contract to purchase an underlying security and is said to be "long" the contract. A person who sells a security futures contact enters into a contract to sell the underlying security and is said to be "short" the contract. The price at which the contract trades (the "contract price") is determined by relative buying and selling interest on a regulated exchange.

         Transaction costs are incurred when a futures contract is bought or sold and margin deposits must be maintained. In order to enter into a security futures contract, the Fund must deposit funds with its custodian in the name of the futures commodities merchant equal to a specified percentage of the current market value of the contract as a performance bond. Moreover, all security futures contracts are marked-to-market at least daily, usually after the close of trading. At that time, the account of each buyer and seller reflects the amount of any gain or loss on the security futures contract based on the contract price established at the end of the day for settlement purposes.

         An open position, either a long or short position, is closed or liquidated by entering into an offsetting transaction (i.e., an equal and opposite transaction to the one that opened the position) prior to the contract expiration. Traditionally, most futures contracts are liquidated prior to expiration through an offsetting transaction and, thus, holders do not incur a settlement obligation. If the offsetting purchase price is less than the original sale price, a gain will be realized. Conversely, if the offsetting sale price is more than the original purchase price, a gain will be realized; if it is less, a loss will be realized. The transaction costs must also be included in these calculations. There can be no assurance, however, that the Fund will be able to enter into an offsetting transaction with respect to a particular futures contract at a particular time. If the Fund is not able to enter into an offsetting transaction, the Fund will continue to be required to maintain the margin deposits on the futures contract and the Fund may not be able to realize a gain in the value of its future position or prevent losses from mounting. This inability to liquidate could occur, for example, if trading is halted due to unusual trading activity in either the security futures contract or the underlying security; if trading is halted due to recent news events involving the issuer of the underlying security; if systems failures occur on an exchange or at the firm carrying the position; or, if the position is on an illiquid market. Even if the Fund can liquidate its position, it may be forced to do so at a price that involves a large loss.

         Under certain market conditions, it may also be difficult or impossible to manage the risk from open security futures positions by entering into an equivalent but opposite position in another contract month, on another market, or in the underlying security. This inability to take positions to limit the risk could occur, for example, if trading is halted across markets due to unusual trading activity in the security futures contract or the underlying security or due to recent news events involving the issuer of the underlying security.

         There can be no assurance that a liquid market will exist at a time when the Fund seeks to close out a futures contract position. The Fund would continue to be required to meet margin requirements until the position is closed, possibly resulting in a decline in the Fund's NAV. In addition, many of the contracts discussed above are relatively new instruments without a significant trading history. As a result, there can be no assurance that an active secondary market will develop or continue to exist.

         Security futures contracts that are not liquidated prior to expiration must be settled in accordance with the terms of the contract. Some security futures contracts are settled by physical delivery of the underlying security. At the expiration of a security futures contract that is settled through physical delivery, a person who is long the contract must pay the final settlement price set by the regulated exchange or the clearing organization and take delivery of the underlying shares. Conversely, a person who is short the contract must make delivery of the underlying shares in exchange for the final settlement price. Settlement with physical delivery may involve additional costs.

         Other security futures contracts are settled through cash settlement. In this case, the underlying security is not delivered. Instead, any positions in such security futures contracts that are open at the end of the last trading day are settled through a final cash payment based on a final settlement price determined by the exchange or clearing organization. Once this payment is made, neither party has any further obligations on the contract.

         As noted above, margin is the amount of funds that must be deposited by the Fund in order to initiate futures trading and to maintain the Fund's open positions in futures contracts. A margin deposit is intended to ensure the Fund's performance of the futures contract. The margin required for a particular futures contract is set by the exchange on which the futures contract is traded and may be significantly modified from time to time by the exchange during the term of the futures contract.

         If the price of an open futures contract changes (by increase in the case of a sale or by decrease in the case of a purchase) so that the loss on the futures contract reaches a point at which the margin on deposit does not satisfy margin requirements, the broker will require an increase in the margin. However, if the value of a position increases because of favorable price changes in the futures contract so that the margin deposit exceeds the required margin, the broker will pay the excess to the Fund. In computing daily NAV, the Fund will mark to market the current value of its open futures contracts. The Fund expects to earn interest income on its margin deposits.

         Because of the low margin deposits required, futures contracts trading involves an extremely high degree of leverage. As a result, a relatively small price movement in a futures contract may result in immediate and substantial loss, as well as gain, to the investor. For example, if at the time of purchase, 10% of the value of the futures contract is deposited as margin, a subsequent 10% decrease in the value of the futures contract would result in a total loss of the margin deposit, before any deduction for the transaction costs, if the account were then closed out. A 15% decrease would result in a loss equal to 150% of the original margin deposit, if the futures contracts were closed out. Thus, a purchase or sale of a futures contract may result in losses in excess of the amount initially invested in the futures contract. However, the Fund would presumably have sustained comparable losses if, instead of the futures contract, it had invested in the underlying financial instrument and sold it after the decline.

         In addition to the foregoing, imperfect correlation between the futures contracts and the underlying securities may prevent the Fund from achieving the intended hedge or expose the Fund to risk of loss. Under certain market conditions, the prices of security futures contracts may not maintain their customary or anticipated relationships to the prices of the underlying security or index. These pricing disparities could occur, for example, when the market for the security futures contract is illiquid, when the primary market for the underlying security is closed, or when the reporting of transactions in the underlying security has been delayed.

         In addition, the value of a position in security futures contracts could be affected if trading is halted in either the security futures contract or the underlying security. In certain circumstances, regulated exchanges are required by law to halt trading in security futures contracts. For example, trading on a particular security futures contract must be halted if trading is halted on the listed market for the underlying security as a result of pending news, regulatory concerns, or market volatility. Similarly, trading of a security futures contract on a narrow-based security index must be halted under circumstances such as where trading is halted on securities accounting for at least 50% of the market capitalization of the index. In addition, regulated exchanges are required to halt trading in all security futures contracts for a specified period of time when the Dow Jones Industrial Average ("DJIA") experiences one-day declines of 10-, 20- and 30%. The regulated exchanges may also have discretion under their rules to halt trading in other circumstances - such as when the exchange determines that the halt would be advisable in maintaining a fair and orderly market.

         A trading halt, either by a regulated exchange that trades security futures or an exchange trading the underlying security or instrument, could prevent the Fund from liquidating a position in security futures contracts in a timely manner, which could expose the Fund to a loss.

         Each regulated exchange trading a security futures contract may also open and close for trading at different times than other regulated exchanges trading security futures contracts or markets trading the underlying security or securities. Trading in security futures contracts prior to the opening or after the close of the primary market for the underlying security may be less liquid than trading during regular market hours.

         Swap Agreements. For hedging purposes, the Fund may enter into swap agreements. A swap is a financial instrument that typically involves the exchange of cash flows between two parties on specified dates (settlement dates), where the cash flows are based on agreed-upon prices, rates, indices, etc. The nominal amount on which the cash flows are calculated is called the notional amount. Swaps are individually negotiated and structured to include exposure to a variety of different types of investments or market factors, such as interest rates, commodity prices, non-U.S. currency rates, mortgage securities, corporate borrowing rates, security prices, indexes or inflation rates.

         Swap agreements may increase or decrease the overall volatility of the investments of the Fund and its share price. The performance of swap agreements may be affected by a change in the specific interest rate, currency, or other factors that determine the amounts of payments due to and from the Fund. If a swap agreement calls for payments by the Fund, the Fund must be prepared to make such payments when due. In addition, if the counterparty's creditworthiness declines, the value of a swap agreement would be likely to decline, potentially resulting in losses.

         Generally, swap agreements have fixed maturity dates that are agreed upon by the parties to the swap. The agreement can be terminated before the maturity date only under limited circumstances, such as default by one of the parties or insolvency, among others, and can be transferred by a party only with the prior written consent of the other party. The Fund may be able to eliminate its exposure under a swap agreement either by assignment or by other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. If the counterparty is unable to meet its obligations under the contract, declares bankruptcy, defaults or becomes insolvent, the Fund may not be able to recover the money it expected to receive under the contract.

         A swap agreement can be a form of leverage, which can magnify the Fund's gains or losses. In order to reduce the risk associated with leveraging, the Fund may cover its current obligations under swap agreements according to guidelines established by the Securities and Exchange Commission. If the Fund enters into a swap agreement on a net basis, it will be required to segregate assets with a daily value at least equal to the excess, if any, of the Fund's accrued obligations under the swap agreement over the accrued amount the Fund is entitled to receive under the agreement. If the Fund enters into a swap agreement on other than a net basis, it will be required to segregate assets with a value equal to the full amount of the Fund's accrued obligations under the agreement.

         Equity Swaps. In a typical equity swap, one party agrees to pay another party the return on a security, security index or basket of securities in return for a specified interest rate. By entering into an equity index swap, for example, the index receiver can gain exposure to securities making up the index of securities without actually purchasing those securities. Equity index swaps involve not only the risk associated with investment in the securities represented in the index, but also the risk that the performance of such securities, including dividends, will not exceed the interest that the Fund will be committed to pay under the swap.

BORROWINGS AND PREFERRED SHARES

         The Fund may seek to enhance the level of its current distributions through the use of Leverage Instruments. The Fund may borrow (by use of commercial paper, notes and/or other borrowings) an amount up to 33-1/3% (or such other percentage as permitted by law) of its Managed Assets (including the amount borrowed) less all liabilities other than borrowings. Any use of Leverage Instruments by the Fund will, however, be consistent with the provisions of the 1940 Act. The Fund may also issue Preferred Shares in an amount up to 50% of the Fund's Managed Assets (including the proceeds from Leverage Instruments). However, the Fund may, under normal market conditions, utilize leverage in an aggregate amount up to 33 1/3% of the Fund's Managed Assets. The Fund may borrow from banks and other financial institutions.

         The Leverage Instruments would have complete priority upon distribution of assets over Common Shares. The issuance of Leverage Instruments would leverage the Common Shares. Although the timing and other terms of the offering of Leverage Instruments and the terms of the Leverage Instruments would be determined by the Fund's Board of Trustees, the Fund expects to invest the proceeds derived from any Leverage Instrument offering in securities consistent with the Fund's investment objective and policies. If Preferred Shares are issued they would pay adjustable rate dividends based on shorter-term interest rates, which would be redetermined periodically by an auction process. The adjustment period for Preferred Shares dividends could be as short as one day or as long as a year or more. So long as the Fund's portfolio is invested in securities that provide a higher rate of return than the dividend rate or interest rate of the Leverage Instruments, after taking expenses into consideration, the leverage will cause Common Shareholders to receive a higher rate of income than if the Fund were not leveraged.

         Leverage creates risk for holders of the Common Shares, including the likelihood of greater volatility of NAV and market price of the Common Shares, and the risk that fluctuations in interest rates on borrowings and debt or in the dividend rates on any Preferred Shares may affect the return to the holders of the Common Shares or will result in fluctuations in the dividends paid on the Common Shares. To the extent total return exceeds the cost of leverage, the Fund's return will be greater than if leverage had not been used. Conversely, if the total return derived from securities purchased with funds received from the use of leverage is less than the cost of leverage, the Fund's return will be less than if leverage had not been used, and therefore the amount available for distribution to Common Shareholders as dividends and other distributions will be reduced. In the latter case, the Sub-Adviser in its best judgment nevertheless may determine to maintain the Fund's leveraged position if it expects that the benefits to the Fund's Common Shareholders of maintaining the leveraged position will outweigh the current reduced return. Under normal market conditions, the Fund anticipates that it will be able to invest the proceeds from leverage at a higher rate than the costs of leverage, which would enhance returns to Common Shareholders. The fees paid to the Adviser and Sub-Adviser will be calculated on the basis of the Managed Assets including proceeds from borrowings for leverage and the issuance of Preferred Shares. During periods in which the Fund is utilizing financial leverage, the investment advisory fee payable to the Adviser and Sub-Adviser will be higher than if the Fund did not utilize a leveraged capital structure. The use of leverage creates risks and involves special considerations.

         The Fund's Declaration authorizes the Fund, without prior approval of the Common Shareholders, to borrow money. In this connection, the Fund may issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) and may secure any such borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such borrowing, the Fund may be required to maintain minimum average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. Under the requirements of the 1940 Act, the Fund, immediately after any such borrowings, must have an "asset coverage" of at least 300% (33 1/3% of Managed Assets after borrowings). With respect to such borrowing, asset coverage means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940
Act), bears to the aggregate amount of such borrowing represented by senior securities issued by the Fund.

         The rights of lenders to the Fund to receive interest on and repayment of principal of any such borrowings will be senior to those of the Common Shareholders, and the terms of any such borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances. Further, the 1940 Act grants, in certain circumstances, to the lenders to the Fund certain voting rights in the event of default in the payment of interest on or repayment of principal. In the event that such provisions would impair the Fund's status as a regulated investment company under the Code, the Fund, subject to its ability to liquidate its portfolio, intends to repay the borrowings. Any borrowing will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

         Certain types of borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverage and portfolio composition requirements. The Fund may be subject to certain restrictions on investments imposed by guidelines of one or more rating agencies, which may issue ratings for the short-term corporate debt securities or Preferred Shares issued by the Fund. These guidelines may impose asset coverage or portfolio composition requirements that are more stringent than those imposed by the 1940 Act. It is not anticipated that these covenants or guidelines will impede the Sub-Adviser from managing the Fund's portfolio in accordance with the Fund's investment objectives and policies.

         Under the 1940 Act, the Fund is not permitted to issue Preferred Shares unless immediately after such issuance the value of the Fund's Managed Assets is at least 200% of the liquidation value of the outstanding Preferred Shares (i.e., the liquidation value may not exceed 50% of the Fund's Managed Assets). In addition, the Fund is not permitted to declare any cash dividend or other distribution on its Common Shares unless, at the time of such declaration, the value of the Fund's Managed Assets is at least 200% of such liquidation value. If Preferred Shares are issued, the Fund intends, to the extent possible, to purchase or redeem Preferred Shares from time to time to the extent necessary in order to maintain coverage of any Preferred Shares of at least 200%. In addition, as a condition to obtaining ratings on the Preferred Shares, the terms of any Preferred Shares issued are expected to include asset coverage maintenance provisions which will require the redemption of the Preferred Shares in the event of non-compliance by the Fund and may also prohibit dividends and other distributions on the Common Shares in such circumstances. In order to meet redemption requirements, the Fund may have to liquidate portfolio securities. Such liquidations and redemptions would cause the Fund to incur related transaction costs and could result in capital losses to the Fund. Prohibitions on dividends and other distributions on the Common Shares could impair the Fund's ability to qualify as a regulated investment company under the Code. If the Fund has Preferred Shares outstanding, two of the Fund's trustees will be elected by the holders of Preferred Shares as a class. The remaining trustees of the Fund will be elected by holders of Common Shares and Preferred Shares voting together as a single class. In the event the Fund failed to pay dividends on Preferred Shares for two years, holders of Preferred Shares would be entitled to elect a majority of the trustees of the Fund.

         The Fund may also borrow money as a temporary measure for extraordinary or emergency purposes, including the payment of dividends and the settlement of securities transactions which otherwise might require untimely dispositions of Fund securities.


                             MANAGEMENT OF THE FUND

TRUSTEES AND OFFICERS

         The general supervision of the duties performed for the Fund under the Investment Management Agreement is the responsibility of the Board of Trustees. The trustees set broad policies for the Fund and choose the Fund's officers. The following is a list of the trustees and officers of the Fund and a statement of their present positions and principal occupations during the past five years, with the trustee who is an "interested person" (as such term is defined in the 1940 Act) of the Fund indicated by an asterisk.

                                                                                           NUMBER OF
                                                 TERM OF                                   PORTFOLIOS
                                                 OFFICE(2) AND                             IN FUND
                                                 YEAR FIRST                                COMPLEX         OTHER
NAME, ADDRESS AND DATE OF     POSITION AND       ELECTED OR       PRINCIPAL OCCUPATIONS    OVERSEEN BY     TRUSTEESHIPS
BIRTH                         OFFICES WITH FUND  APPOINTED        DURING PAST 5 YEARS      TRUSTEE         HELD BY TRUSTEE
Trustee who is an
Interested Person of the
Fund
------------------------
James A. Bowen(1)*            President,         o One Year       President, First         31 Portfolios   None
1001 Warrenville Road,        Chairman of the                     Trust Portfolios and
  Suite 300                   Board, Chief       o 2006           First Trust Advisors;
Lisle, IL 60532               Executive                           Chairman of the Board
D.O.B.: 09/55                 Officer and                         of Directors, Bond
                              Trustee                             Wave LLC and Stonebridge
                                                                  Advisors LLC


Trustees who are not
Interested Persons of the
Fund
-------------------------
Richard E. Erickson           Trustee            o One Year       Physician; President,    31 Portfolios   None
c/o First Trust Advisors                                          Wheaton Orthopedics;
L.P.                                             o 2006           Co-owner and
1001 Warrenville Road,                                            Co-Director, Sports
  Suite 300                                                       Med Center for
Lisle, IL 60532                                                   Fitness; Limited
D.O.B.: 04/51                                                     Partner, Gundersen
                                                                  Real Estate
                                                                  Partnership

Thomas R. Kadlec              Trustee            o One Year       President, ADM           31 Portfolios   None
c/o First Trust Advisors                                          Derivatives, Inc.
L.P.                                             o 2006           (May 2005 to
1001 Warrenville Road,                                            Present); Vice
  Suite 300                                                       President, Chief
Lisle, IL 60532                                                   Financial Officer
D.O.B.: 11/57                                                     (1990 to Present),
                                                                  ADM Investor Services,
                                                                  Inc. (Futures Commission
                                                                  Merchant); Registered
                                                                  Representative (2000
                                                                  to Present), Segerdahl &
                                                                  Company, Inc., an NASD
                                                                  member (Broker-Dealer)

Robert F. Keith               Trustee             o One Year      President, Hibs          19 Portfolios   None
c/o First Trust Advisors                                          Enterprises Financial
L.P.                                              o 2006          and Management
1001 Warrenville Road,                                            Consulting (2003 to
  Suite 300                                                       Present); Aramark
Lisle, IL 60532                                                   Service Master
D.O.B.: 11/56                                                     Management (2001 to
                                                                  2003); President and
                                                                  Chief Operating
                                                                  Officer, Service
                                                                  Master Management
                                                                  Services (1998 to
                                                                  2003)

Niel B. Nielson               Trustee            o One Year       President (2002 to       31 Portfolios   Director of
c/o First Trust Advisors                                          Present), Covenant                       Good News
L.P.                                             o 2006           College; Associate                       Publishers -
1001 Warrenville Road,                                            Pastor (1997 to                          Crossway
  Suite 300                                                       2002), College Church                    Books;
Lisle, IL 60532                                                   in Wheaton                               Covenant
D.O.B.: 03/54                                                                                              Transport Inc.


                                      -29-


                                                                                           NUMBER OF
                                                 TERM OF                                   PORTFOLIOS
                                                 OFFICE(2) AND                             IN FUND
                                                 YEAR FIRST                                COMPLEX         OTHER
NAME, ADDRESS AND DATE OF     POSITION AND       ELECTED OR       PRINCIPAL OCCUPATIONS    OVERSEEN BY     TRUSTEESHIPS
BIRTH                         OFFICES WITH FUND  APPOINTED        DURING PAST 5 YEARS      TRUSTEE         HELD BY TRUSTEE

Officers of the Fund
-----------------------
Mark R. Bradley               Treasurer,         o Indefinite     Chief Financial          N/A             N/A
1001 Warrenville Road,        Controller,          term           Officer, Managing
  Suite 300                   Chief Financial                     Director, First Trust
Lisle, IL 60532               Officer and        o 2006           Portfolios and First
D.O.B.: 11/57                 Chief Accounting                    Trust Advisors; Chief
                              Officer                             Financial Officer,
                                                                  BondWave LLC and
                                                                  Stonebridge Advisors LLC

Susan M. Brix                 Assistant Vice     o Indefinite     Representative, First    N/A             N/A
1001 Warrenville Road,        President            term           Trust Portfolios;
  Suite 300                                                       Assistant Portfolio
Lisle, IL 60532                                  o 2006           Manager, First Trust
D.O.B.: 01/60                                                     Advisors

Robert F. Carey               Vice President     o Indefinite     Senior Vice              N/A             N/A
1001 Warrenville Road,                             term           President, First
  Suite 300                                                       Trust Portfolios and
Lisle, IL 60532                                  o 2006           First Trust Advisors
D.O.B.: 07/63

James M. Dykas                Assistant          o Indefinite     Vice President, First    N/A             N/A
1001 Warrenville Road,        Treasurer            term           Trust Portfolios L.P.
  Suite 300                                                       (January 2005 to
Lisle, IL 60532                                  o 2006           present); Executive
D.O.B.: 01/66                                                     Director of Van
                                                                  Kampen Asset
                                                                  Management and Morgan
                                                                  Stanley Investment
                                                                  Management (December
                                                                  2002 to January
                                                                  2005); Vice
                                                                  President, Van Kampen
                                                                  Asset Management and
                                                                  Morgan Stanley
                                                                  Investment Management
                                                                  (December 2000 to
                                                                  December 2002)

W. Scott Jardine              Secretary and      o Indefinite     General Counsel,         N/A             N/A
1001 Warrenville Road,        Chief Compliance     term           First Trust
  Suite 300                   Officer                             Portfolios and First
Lisle, IL 60532                                  o 2006           Trust Advisors;
D.O.B.: 05/60                                                     Secretary, BondWave
                                                                  LLC and Stonebridge
                                                                  Advisors LLC

Daniel J. Lindquist           Vice President     o Indefinite     Senior Vice              N/A             N/A
1001 Warrenville Road                              term           President, First
  Suite 300                                                       Trust Advisors; Vice
Lisle, IL 60532                                  o 2006           President, First
DOB: 2/70                                                         Trust Portfolios
                                                                  (since April 2004);
                                                                  Chief Operating
                                                                  Officer, Mina Capital
                                                                  Management, LLC
                                                                  (January 2004 to
                                                                  April 2004); Chief
                                                                  Operating Officer,
                                                                  Samaritan Asset
                                                                  Management Services,
                                                                  Inc. (April 2000 to
                                                                  January 2004)

                                      -30-


                                                                                           NUMBER OF
                                                 TERM OF                                   PORTFOLIOS
                                                 OFFICE(2) AND                             IN FUND
                                                 YEAR FIRST                                COMPLEX         OTHER
NAME, ADDRESS AND DATE OF     POSITION AND       ELECTED OR       PRINCIPAL OCCUPATIONS    OVERSEEN BY     TRUSTEESHIPS
BIRTH                         OFFICES WITH FUND  APPOINTED        DURING PAST 5 YEARS      TRUSTEE         HELD BY TRUSTEE

Kristi A. Maher               Assistant          o Indefinite     Assistant General        N/A             N/A
1001 Warrenville Road,        Secretary            term           Counsel (March 2004
  Suite 300                                                       to Present), First
Lisle, IL 60532                                  o 2006           Trust Portfolios and
D.O.B.: 12/66                                                     First Trust Advisors;
                                                                  Associate (1995 to
                                                                  March 2004), Chapman
                                                                  and Cutler LLP

Roger F. Testin               Vice President     o Indefinite     Senior Vice President    N/A             N/A
1001 Warrenville Road,                             term           (November 2003 to
  Suite 300                                                       Present), Vice President
Lisle, IL 60532                                  o 2006           (August 2001 to November
D.O.B.: 06/66                                                     2003), First Trust
                                                                  Advisors; Analyst (1998
                                                                  to 2001), Dolan Capital
                                                                  Management
____________________

(1) Mr. Bowen is deemed an "interested person" of the Fund due to his position as President of First Trust Advisors, investment adviser of the Fund.

(2) Trustees are elected each year by shareholders and serve a one year term until their successors are elected. Officer positions with the Fund have an indefinite term.

         The Board of Trustees of the Fund has four standing committees, the Executive Committee (and Pricing and Dividend Committee), the Nominating and Governance Committee, the Valuation Committee and the Audit Committee. The Executive Committee, which meets between Board meetings, is authorized to exercise all powers of and to act in the place of the Board of Trustees to the extent permitted by the Fund's Declaration and By-laws. The members of the Executive Committee shall also serve as a special committee of the Board known as the Pricing and Dividend Committee which is authorized to exercise all of the powers and authority of the Board in respect of the issuance and sale, through an underwritten public offering, of the Common Shares of the Fund and all other such matters relating to such financing, including determining the price at which such shares are to be sold and approval of the final terms of the underwriting agreement, including approval of the members of the underwriting syndicate. Such committee is also responsible for the declaration and setting of dividends. Messrs. Kadlec and Bowen are members of the Executive Committee.


         The Nominating and Governance Committee is responsible for appointing and nominating non-interested persons to the Fund's Board of Trustees. Messrs. Erickson, Nielson, Kadlec and Keith are members of the Nominating and Governance Committee. If there is no vacancy on the Board of Trustees, the Board will not actively seek recommendations from other parties, including Shareholders. When a vacancy on the Board occurs and nominations are sought to fill such vacancy, the Nominating and Governance Committee may seek nominations from those sources it deems appropriate in its discretion, including Shareholders of the Fund. To submit a recommendation for nomination as a candidate for a position on the Board, Shareholders of the Fund shall mail such recommendation to W. Scott Jardine at the Fund's address, 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532. Such recommendation shall include the following information: (a) evidence of Fund ownership of the person or entity recommending the candidate (if a Fund Shareholder); (b) a full description of the proposed candidate's background, including their education, experience, current employment and date of birth; (c) names and addresses of at least three professional references for the candidate;

(d) information as to whether the candidate is an "interested person" in relation to such Fund, as such term is defined in the 1940 Act, and such other information that may be considered to impair the candidate's independence; and
(e) any other information that may be helpful to the Committee in evaluating the candidate. If a recommendation is received with satisfactorily completed information regarding a candidate during a time when a vacancy exists on the Board or during such other time as the Nominating and Governance Committee is accepting recommendations, the recommendation will be forwarded to the Chair of the Nominating and Governance Committee and the outside counsel to the independent trustees. Recommendations received at any other time will be kept on file until such time as the Nominating and Governance Committee is accepting recommendations, at which point they may be considered for nomination.

         The Valuation Committee is responsible for the oversight of the pricing procedures of the Fund. Messrs. Erickson, Kadlec, Nielson and Keith are members of the Valuation Committee.

         The Audit Committee is responsible for overseeing the Fund's accounting and financial reporting process, the system of internal controls, audit process and evaluating and appointing independent auditors (subject also to Board approval). Messrs. Erickson, Nielson, Kadlec and Keith serve on the Audit Committee.

         Messrs. Erickson, Nielson, Kadlec and Bowen are trustees of First Defined Portfolio Fund, LLC, an open-end fund with 12 portfolios advised by First Trust Advisors. In addition, Messrs. Erickson, Nielson, Keith, Kadlec and Bowen are also trustees of the First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund and First Trust Strategic High Income Fund II, closed-end funds advised by First Trust Advisors. None of the trustees who are not "interested persons" of the Fund, nor any of their immediate family members, has ever been a director, officer or employee of, or consultant to, First Trust Advisors, First Trust Portfolios or their affiliates. In addition, Mr. Bowen and the other officers of the Fund hold the same positions with the First Defined Portfolio Fund, LLC, First Trust Value Line(R) 100 Fund, First Trust Value Line(R) Dividend Fund, First Trust/Four Corners Senior Floating Rate Income Fund, First Trust/Four Corners Senior Floating Rate Income Fund II, Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, Energy Income and Growth Fund, First Trust/ Fiduciary Asset Management Covered Call Fund, First Trust/Aberdeen Global Opportunity Income Fund, First Trust/FIDAC Mortgage Income Fund, First Trust Strategic High Income Fund and First Trust Strategic High Income Fund II (collectively, the "First Trust Fund Complex") as they hold with the Fund.

         Each investment company in the First Trust Fund Complex pays each trustee who is not an officer or employee of First Trust Advisors, any sub-adviser or any of their affiliates ("Independent Trustees") an annual retainer of $10,000 which includes compensation for all board and committee meetings. Trustees are also reimbursed for travel and out-of-pocket expenses in connection with all meetings. In addition, Thomas R. Kadlec is paid an additional $10,000 fee by the First Trust Fund Complex to serve as the Lead Trustee.

         The following table sets forth estimated compensation to be paid by the Fund projected during the Fund's first full fiscal year to each of the trustees and estimated total compensation to be paid to each of the trustees by the First Trust Fund Complex for a full calendar year. The Fund has no retirement or pension plans. The officers and Trustees who are "interested persons" as designated above serve without any compensation from the Fund.

                                                                 ESTIMATED
                                                            TOTAL COMPENSATION
                             ESTIMATED AGGREGATE               FROM FUND AND
NAME OF TRUSTEE           COMPENSATION FROM FUND (1)          FUND COMPLEX(2)
James A. Bowen                          $0                              $0
Richard E. Erickson                $10,000                        $140,000
Thomas R. Kadlec                   $10,770                        $150,000
Robert F. Keith                    $10,000                        $130,000(3)
Niel B. Nielson                    $10,000                        $140,000
____________________


(1) The compensation estimated to be paid by the Fund to the trustees for the first full fiscal year for services to the Fund.


(2) The total estimated compensation to be paid to Messrs. Erickson, Kadlec and Nielson, Independent Trustees, from the Fund and the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these trustees for a full calendar year for services as trustees to the Fund and the First Defined Portfolio Fund, LLC, an open-end fund (with
     (12) portfolios) advised by First Trust, plus estimated compensation to be paid to these trustees by the First Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and the Fund. The total estimated compensation to be paid to Mr. Keith, an Independent Trustee, from the Fund and the other funds in the First Trust Fund Complex for a full calendar year is based on estimated compensation to be paid to these trustees for a full calendar year for services as trustee to the Fund, and estimated compensation to be paid this trustee by the First Value Line(R) 100 Fund, the First Trust Value Line(R) Dividend Fund, the First Trust/Four Corners Senior Floating Rate Income Fund, the First Trust/Four Corners Senior Floating Rate Income Fund II, the Macquarie/First Trust Global Infrastructure/Utilities Dividend & Income Fund, the First Trust/Value Line(R) & Ibbotson Equity Allocation Fund, the Energy Income and Growth Fund, the First Trust/Fiduciary Asset Management Covered Call Fund, the First Trust/Aberdeen Global Opportunity Income Fund, the First Trust/FIDAC Mortgage Income Fund, the First Trust Strategic High Income Fund, First Trust Strategic High Income Fund II and the Fund.

(3) Mr. Keith's actual total compensation for 2006 will be less than the estimated amount because he joined the Board of Trustees on June 12, (2006.)


         The Fund has no employees. Its officers are compensated by First Trust Advisors. The Shareholders of the Fund will elect trustees at the next annual meeting of shareholders.

         The following table sets forth the dollar range of equity securities beneficially owned by the trustees in the Fund and in other funds overseen by the trustees in the First Trust Fund Complex as of December 31, 2005:

                                                   AGGREGATE DOLLAR RANGE OF
                                                     EQUITY SECURITIES IN
                      DOLLAR RANGE OF              ALL REGISTERED INVESTMENT
                     EQUITY SECURITIES           COMPANIES OVERSEEN BY TRUSTEE
TRUSTEE                 IN THE FUND               IN FIRST TRUST FUND COMPLEX
Mr. Bowen                  None                      Over $100,000
Mr. Erickson               None                      $50,001-$100,000
Mr. Kadlec                 None                      $50,001-$100,000

Mr. Keith                  None                      $     0-$10,000

Mr. Nielson                None                      $10,001-$50,000


         As of June 27, 2006, the Trustees of the Fund who are not "interested persons" of the Fund and immediate family members do not own beneficially or of record any class of securities of an investment adviser or principal underwriter of the Fund or any person directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Fund.

         As of June 20, 2006, First Trust Portfolios L.P. owned both beneficially and of record all of the Common Shares of the Fund. First Trust Portfolios L.P. is located at 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.



                               INVESTMENT ADVISER


         First Trust Advisors L.P., 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532, is the investment adviser to the Fund. As investment adviser, First Trust Advisors provides the Fund with professional investment supervision and selects the Fund's Sub-Adviser (with the approval of the Board of Trustees) and permits any of its officers or employees to serve without compensation as trustees or officers of the Fund if elected to such positions. First Trust Advisors supervises the activities of the Fund's Sub-Adviser and provides the Fund with certain other services necessary with the management of the portfolio. First Trust Advisors serves as investment adviser or portfolio supervisor to investment portfolios with approximately $25 billion in assets which it managed or supervised as of May 31, 2006.


         First Trust Advisors is an Illinois limited partnership formed in 1991 and an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940 (the "Advisers Act"). First Trust Advisors is a limited partnership with one limited partner, Grace Partners of DuPage L.P. ("Grace Partners"), and one general partner, The Charger Corporation. Grace Partners is a limited partnership with one general partner, The Charger Corporation, and a number of limited partners. Grace Partners' and The Charger Corporation's primary business is investment advisory and broker/dealer services through their interests. The Charger Corporation is an

Illinois corporation controlled by the Robert Donald Van Kampen family. First Trust Advisors is controlled by Grace Partners and The Charger Corporation.

         First Trust Advisors is also adviser or sub-adviser to twenty-nine mutual funds and 12 closed-end funds (including the Fund) and is the portfolio supervisor of certain unit investment trusts sponsored by First Trust Portfolios. First Trust Portfolios specializes in the underwriting, trading and distribution of unit investment trusts and other securities. First Trust Portfolios, an Illinois limited partnership formed in 1991, acts as sponsor for successive series of The First Trust Combined Series, FT Series (formerly known as The First Trust Special Situations Trust), the First Trust Insured Corporate Trust, The First Trust of Insured Municipal Bonds and The First Trust GNMA. First Trust Portfolios introduced the first insured unit investment trust in 1974 and to date, more than $70 billion in gross assets have been deposited in First Trust Portfolios unit investment trusts.

         First Trust Advisors acts as investment adviser to the Fund pursuant to an Investment Management Agreement. The Investment Management Agreement continues in effect for the Fund from year to year after its initial two-year term so long as its continuation is approved at least annually by the trustees including a majority of the Independent Trustees, or the vote of a majority of the outstanding voting securities of the Fund. It may be terminated at any time without the payment of any penalty upon 60 days' written notice by either party, or by a majority vote of the outstanding voting securities of the Fund (accompanied by appropriate notice), and will terminate automatically upon assignment. The Investment Management Agreement also may be terminated, at any time, without payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities of the Fund, in the event that it shall have been established by a court of competent jurisdiction that the Adviser, or any officer or director of the Adviser, has taken any action which results in a breach of the covenants of the Adviser set forth in the Investment Management Agreement. The Investment Management Agreement provides that First Trust Advisors shall not be liable for any loss sustained by reason of the purchase, sale or retention of any security, whether or not the purchase, sale or retention shall have been based upon the investigation and research made by any other individual, firm or corporation, if the recommendation shall have been selected with due care and in good faith, except loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Adviser in performance of its obligations and duties, or by reason of its reckless disregard of its obligations and duties under the Investment Management Agreement. As compensation for its services, the Fund pays First Trust Advisors a fee as described in the Prospectus. See "Management of the Fund--Investment Management Agreement" in the Fund's Prospectus.

         In addition to the fee of First Trust Advisors, the Fund pays all other costs and expenses of its operations, including: compensation of its trustees (other than those affiliated with First Trust Advisors); custodian, transfer agency, administrative, accounting and dividend disbursing expenses; legal fees; sub-licensing fee; expenses of independent auditors; expenses of preparing, printing and distributing shareholder reports, notices, proxy statements and reports to governmental agencies; and taxes, if any. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

         The Board of Trustees approved the Investment Management Agreement (the "Agreement") between the Fund and First Trust Advisors L.P. (the "Adviser") and the Investment Sub-Advisory Agreement (the "Sub-Advisory Agreement") among the Fund, the Adviser and Stonebridge Advisors, LLC (the "Sub-Adviser"), at a meeting held on April 17, 2006. The Board received and reviewed data from the Adviser and Sub-Adviser which was provided in response to a request from counsel to the Independent Trustees made in advance of the meeting. The Independent Trustees discussed these responses in a conference call prior to the meeting. At the meeting, the Trustees discussed the materials with representatives of the Adviser, the Sub-Adviser, Fund counsel and independent counsel. The Independent Trustees met with independent counsel to review their duties and responsibilities in connection with their consideration of the Agreement and the Sub-Advisory Agreement. The Board concluded that the terms of the Agreement and the Sub-Advisory Agreement are fair and reasonable and that the Agreement and Sub-Advisory Agreement are in the best interests of the Fund. No single factor was determinative in the Board's analysis.

         The Trustees considered the nature, extent and quality of services to be provided under the Agreement, noting that the Adviser's employees provided management services to other closed-end funds in the First Trust complex with diligence and care. They noted the compliance program that had been developed by the Adviser and the skills of its employees who would be working with the Fund. The Trustees concluded they were comfortable that the Adviser had the capabilities and resources to oversee the operations of the Fund, including overseeing the Sub-Adviser, which they viewed as particularly important since the Sub-Adviser was recently formed and was in the process of hiring a new Chief Compliance Officer.

         The Trustees reviewed information compiled by Lipper Inc., an independent source, on management and advisory fees charged to ten other income and preferred stock closed-end funds using preferred stock leverage, and information provided by Lipper Inc. on a second larger peer group selected by the Adviser, and they discussed with representatives of the Adviser certain differences between the funds in each peer group and the Fund. The Trustees noted that the management fee to be paid to the Adviser was above the median, but was only 10 basis points higher than the management fee of the fund included in both the Lipper peer group and the Adviser-selected peer group that management stated was most similar to the Fund. Since the Fund is newly organized, the Board did not consider investment performance of the Fund. The Trustees concluded that the fees to be paid under the Agreement were reasonable.

         The Trustees considered the nature, extent and quality of services to be provided by the Sub-Adviser, and noted the background and experience of the portfolio management team. At the meeting, the Trustees received a presentation from the Sub-Adviser's President and Chief Investment Officer and the Senior Vice President and Portfolio Manager of the Sub-Adviser, who described the Sub-Adviser's experience and investment style. With respect to the Sub-Adviser's experience, the Trustees noted in particular that the Portfolio Manager had previously managed certain portfolio managers of other funds in the Lipper and Adviser-selected peer groups, as well as successfully managed preferred securities. The Independent Trustees noted that the Sub-Adviser was an affiliate of the Adviser and had many common officers, but they noted that that the Sub-Adviser's President indicated he would be hiring a new Chief Compliance Officer. The Independent Trustees concurred that it was preferable for the

Adviser and Sub-Adviser to have different Chief Compliance Officers. The Trustees also considered that the Sub-Adviser would not use any portion of Fund commissions to pay for research. The Trustees concluded that the Sub-Adviser had the capability to provide the necessary investment advisory services to the Fund.

         The Trustees considered the fees to be paid under the Sub-Advisory Agreement and noted that the fees would be paid by the Adviser from its advisory fee. The Sub-Adviser provided information on fees charged to clients for which it provides discretionary investment management services of preferred securities portfolios, and the Trustees noted that those fees generally were lower than the fees to be paid under the Sub-Advisory Agreement, but that the Sub-Adviser had indicated that it does not provide investment advisory services to institutional clients that have similar investment objectives and policies to the Fund's. The Trustees also noted that the fees to be paid under the Sub-Advisory Agreement were above the median of the few other sub-advised funds in the Lipper and Adviser-selected peer groups, but were not significantly higher. The Trustees concluded that the fees to be paid under the Sub-Advisory Agreement were reasonable in light of the Sub-Adviser's experience, but the Independent Trustees recommended, and the Board approved, that the Sub-Advisory Agreement be for an initial one-year term.

         The Trustees considered the Adviser's representation that the Fund's overall fee structure is not structured to pass the benefits of economies of scale on to shareholders as assets grow, but noted that assets are not expected to grow significantly after the initial issuance of shares since additional shares are expected to be issued only through the Fund's dividend reinvestment plan. The Trustees noted that the Adviser intended to continue to make investments in infrastructure and personnel. The Board considered the estimated level of profit to the Adviser under the Agreement and noted that a portion of the fee payable by the Fund to the Adviser would then be paid to the Sub-Adviser. They took this and other costs to be borne by the Adviser in connection with its services to be performed under the Agreement into consideration in analyzing the estimated profitability. The Trustees noted that the Adviser was unable to estimate the profitability of the Agreement to the Adviser, but they concluded that the anticipated profitability was not unreasonable. The Board did not consider an estimated level of profit to the Sub-Adviser under the Sub-Advisory Agreement, although the Trustees did review the pro-forma income statement prepared by the Sub-Adviser. The Board considered that the Adviser and Sub-Adviser had identified as a fall-out benefit their exposure to investors and brokers who, in the absence of the Fund, may have had no dealings with them.

         After discussion, the Board of Trustees, including the Independent Trustees, concluded that the Adviser and Sub-Adviser had the capabilities, resources and personnel necessary to manage the Fund. Based upon such information as they considered necessary to the exercise of their reasonable business judgment, the Trustees concluded unanimously that it was in the best interests of the Fund to approve the Agreement and the Sub-Advisory Agreement.

CODE OF ETHICS

         The Fund, Adviser and Sub-Adviser have adopted codes of ethics under Rule 17j-1 under the 1940 Act. These codes permit personnel subject to the code to invest in securities, including securities that may be purchased or held by the Fund. These codes can be reviewed and copied at the Securities and Exchange Commission's Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling the Securities and Exchange Commission at (202) 551-5850. The codes of ethics are available on the EDGAR Database on the Securities and Exchange Commission's web site (http://www.sec.gov), and copies of these codes may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the Commission Public Reference Section, Washington, D.C. 20549.


                      PROXY VOTING POLICIES AND PROCEDURES

         The Fund has adopted a proxy voting policy that seeks to ensure that proxies for securities held by the Fund are voted consistently and solely in the best economic interests of the Fund.

         The Board of Trustees is responsible for oversight of the Fund's proxy voting process. The Board has delegated day-to-day proxy voting responsibility to Stonebridge Advisors to the extent the Fund holds voting securities. Stonebridge Advisors' Proxy Voting Policy is set forth in Appendix B to this Statement of Additional Information.

         Information regarding how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by calling (800) 621-1675 or by accessing the Securities and Exchange Commission's website at http://www.sec.gov.


                                   SUB-ADVISER


         Stonebridge Advisors, LLC acts as the Fund's sub-investment adviser (the "Sub-Adviser") pursuant to a sub-investment advisory agreement with the Fund. The Sub-Adviser is a Delaware limited liability company with principal offices located at 187 Danbury Road, Wilton, Connecticut. The Sub-Adviser is owned 51% by the Adviser and 48% by its Stonebridge Asset Management LLP. The Sub-Adviser is a registered investment adviser under the Advisers Act, and had approximately $ 273 million of assets which it managed or supervised as of May 31, 2006. The majority of these assets are contained in unit investment trusts sponsored by First Trust Portfolios, L.P., and affiliate of the Adviser for which the Sub-Adviser acts as sub-portfolio supervisor. Stonebridge Advisors, LLC, is a research-driven firm whose personnel have longstanding experience in investing in preferred securities, but no previous fund management experience. Set forth below is information regarding the key executives of the Sub-Adviser who will select and monitor the portfolio or provide managerial or executive support to the Fund.


         Scott Fleming, President, Chief Investment Officer and Founder. Mr. Fleming has over 20 years investment experience in the securities markets including the analysis of preferred securities. Prior to founding Stonebridge in December 2004, Mr. Fleming co-founded Spectrum Asset Management, Inc. ("Spectrum"), an investment advisor that specializes in preferred securities asset management for institutional clients and mutual funds. During his 13-year tenure at Spectrum, he served as Chairman of the Board of Directors, Chief Financial Officer and Chief Investment Officer. Mr. Fleming previously served as Vice President, Portfolio Manager for DBL Preferred Management, Inc. in New York City. There he managed over $300 million of institutional assets with a strategy specializing in preferred securities. Mr. Fleming received his MBA in Finance from Babson College in Wellesley, Massachusetts and a BS in Accounting from Bentley College in Waltham, Massachusetts.

         Robert De Rochie, Senior Vice President, Portfolio Manager and Senior Credit Analyst. Mr. De Rochie has 15 years of investment experience in the securities markets including the analysis of preferred securities. Prior to joining Stonebridge, Mr. De Rochie was Chief Financial Officer and Vice President of Investor Relations for Startech Environmental Corporation. He previously worked for Queensway Investment Counsel, Ltd. in Canada as Vice President/Portfolio Manager where he managed $250 million of assets primarily in fixed-income and preferred securities. Before that, Mr. De Rochie was Assistant Vice President, Portfolio Manager for National Reinsurance Corporation, where he managed assets of approximately $700 million in fixed-income securities, of which approximately $300 million were in preferred securities. Mr. De Rochie received his BS degree in Finance and Economics from Alfred University, Alfred, New York, and his MBA in Finance from the University of Bridgeport, Bridgeport, Connecticut.

         Richard Fortin, C.F.A., Vice President and Credit Analyst. Mr. Fortin brings over 10 years of equity capital markets experience to Stonebridge. He possesses a solid bottom-up approach to company, industry and financial markets analysis, and has, over several years, developed a number of proprietary analytical tools. Mr. Fortin was Senior Equity Analyst for the Telus Corporation Pension Fund where he was a member of the Canadian Equities team that managed assets exceeding $US 1 billion. Mr. Fortin previously worked for Queensway Investment Counsel, Ltd. in Canada as an Equity Analyst where he performed analysis of companies in a broad range of industries in the United States and Canada. Mr. Fortin received his Honors Bachelor of Commerce degree from the University of Ottawa in 1995, and his CFA designation in 2000.

         Dr. Allen Shepard, PhD, Risk Analyst. Dr. Shepard has three years of investment experience. Dr. Shepard joined Stonebridge in 2004 and developed proprietary hedging models for use in managing preferred and fixed-income securities. Prior to joining Stonebridge, Dr. Shepard held positions as a Gibbs Instructor in the Mathematics Department at Yale University and as an Assistant Professor of Mathematics at Allegheny College. Dr. Shepard received a BA in Mathematics from Hampshire College in 1980 and a PhD in Mathematics from Brown University in 1985, specializing in the field of algebraic topology. Dr. Shepard returned to graduate school during 1995-1997, first in the Economics Department at MIT and then in the PhD program in Economics at Boston University.

         Robert Wolf, Assistant Vice President and Credit Analyst. Mr. Wolf brings nearly 7 years of fixed-income experience to Stonebridge. His primary focus is in providing credit and industry analysis for both investment grade and non-investment grade securities. Prior to joining Stonebridge, Mr. Wolf was a high yield fixed-income research analyst at Lehman Brothers. In this role, his responsibilities included detailed credit analysis across multiple sectors, relative value analysis, and developing trade recommendations for Lehman's High Yield proprietary trading effort. Mr. Wolf previously worked for Lehman Brothers' Commercial Mortgage Back Securities ("CMBS") trading desk as a credit analyst where he provided in-depth analysis of CMBS transactions and the underlying Commercial Real Estate. Mr. Wolf received his BS degree in Chemistry from Villanova University in 1999 and his MBA in Finance from the New York University Stern School of Business in 2004.

         The portfolio managers also have responsibility for the day-to-day management and supervision of accounts other than the Fund, including separate accounts. The advisory fees received by Stonebridge in connection with the management of the Fund and other accounts are not based on the performance of the Fund or the other accounts. Information regarding those other accounts is set forth below.

-------------------------------- -------------------------------------------------------------------------------------
                                   NUMBER OF OTHER ACCOUNTS MANAGED OR SUPERVISED AND ASSETS BY ACCOUNT TYPE AS OF
                                                                    MARCH 31, 2006
-------------------------------- ----------------------------- -------------------------- ----------------------------
      PORTFOLIO MANAGER*            REGISTERED INVESTMENT            OTHER POOLED               OTHER ACCOUNTS
                                          COMPANIES
                                    (OTHER THAN THE FUND)         INVESTMENT VEHICLES
-------------------------------- ----------------------------- -------------------------- ----------------------------
Scott Fleming, President,              Number: 0                   Number: 0                  Number:  0
Chief Executive Officer and            Assets:  $0                 Assets:  $0                Assets:  $0
Founder
-------------------------------- ----------------------------- -------------------------- ----------------------------
Robert De Rochie, Senior Vice          Number:                     Number: 0                  Number:0
President, Credit Analyst and          Assets:  $0                 Assets:  $0                Assets:  $0
Portfolio Manager.
-------------------------------- ----------------------------- -------------------------- ----------------------------
Richard Fortin, C.F.A., Vice           Number:  0                  Number:  0                 Number:  0
President and Senior Credit            Assets:  $0                 Assets:  $0                Assets:  $0
Analyst
-------------------------------- ----------------------------- -------------------------- ----------------------------
Robert Wolf, Assistant Vice            Number:  0                  Number:  0                 Number: 0
President and Credit Analyst           Assets:  $0                 Assets:  $0                Assets:  $0
-------------------------------- ----------------------------- -------------------------- ----------------------------

         As shown in the table above, certain portfolio managers may manage other accounts. Fees earned by Stonebridge may vary among these accounts. These factors could create conflicts of interest if a portfolio manager identified a limited investment opportunity that may be appropriate for more than one account, but the Fund is not able to take full advantage of that opportunity due to the need to allocate that opportunity among multiple accounts. In addition, the portfolio manager may execute transactions for another accounts that may adversely impact the value of securities held by the Fund. However, Stonebridge believes that these risks are mitigated by the fact that: (i) accounts with like investment strategies managed by a particular portfolio manager are generally managed in a similar fashion, subject to exceptions to account for particular investment restrictions or policies applicable only to certain accounts, differences in cash flows and account sizes, and similar factors; (ii) the equity securities in which the Fund will invest are typically liquid securities; and (iii) portfolio manager personal trading is monitored to avoid potential conflicts. In addition, Stonebridge has adopted trade allocation procedures that require equitable allocation of trade orders for a particular security among participating accounts.

         Securities considered as investments for the Fund also may be appropriate for other investment accounts managed by the Sub-Adviser or its affiliates. Whenever decisions are made to buy or sell securities by the Fund and one or more of the other accounts simultaneously, the Sub-Adviser may aggregate the purchases and sales of the securities and will allocate the securities transactions in a manner which it believes to be equitable under the circumstances. As a result of the allocations, there may be instances where the Fund will not participate in a transaction that is allocated among other accounts. While these aggregation and allocation policies could have a detrimental effect on the price or amount of the securities available to the Fund from time to time, it is the opinion of the Trustees of the Fund that the benefits from the Sub-Adviser organization outweigh any disadvantage that may arise from exposure to simultaneous transactions.

         The portfolio managers are compensated with an industry competitive salary and a year-end discretionary bonus based on client service, asset growth and the performance of the fund.


         At March 31, 2006, none of the portfolio managers beneficially owned (as determined pursuant to Rule 16a-1(a)(2) under the Securities Exchange Act of 1934 Act (the "1934 Act")) any shares of the Fund. After completion of the initial Fund offering, the portfolio managers may purchase Common Shares of the Fund for their personal accounts.


         The Sub-Adviser, subject to the Board of Trustees' and Adviser's supervision, provides the Fund with discretionary investment services. Specifically, the Sub-Adviser is responsible for managing the investments of the Fund in accordance with the Fund's investment objectives, policies, and restrictions as provided in the Prospectus and this Statement of Additional Information, as may be subsequently changed by the Board of Trustees. The Sub-Adviser further agrees to conform to all applicable laws and regulations of the Securities and Exchange Commission in all material respects and to conduct its activities under the Sub-Advisory Agreement in accordance with applicable regulations of any governmental authority pertaining to its investment advisory services. In the performance of its duties, the Sub-Adviser will satisfy its fiduciary duties to the Fund, will monitor the Fund's investments, and will comply with the provisions of the Fund's Declaration and By-laws, and the stated investment objectives, policies and restrictions of the Fund. The Sub-Adviser is responsible for effecting all security transactions for the Fund's assets. The Sub-Advisory Agreement provides that the Sub-Adviser shall not be liable for any loss suffered by the Fund or the Adviser (including, without limitation, by reason of the purchase, sale or retention of any security) in connection with the performance of the Sub-Adviser's duties under the Sub-Advisory Agreement, except for a loss resulting from willful misfeasance, bad faith or gross negligence on the part of the Sub-Adviser in performance of its duties under such Sub-Advisory Agreement, or by reason of its reckless disregard of its obligations and duties under such Sub-Advisory Agreement.

         Pursuant to the Sub-Advisory Agreement among the Adviser, the Sub-Adviser and the Fund, the Adviser has agreed to pay for the services and facilities provided by the Sub-Adviser through sub-advisory fees, as set forth in the Fund's Prospectus.

         The Sub-Advisory Agreement may be terminated without the payment of any penalty by the Adviser, the Fund's Board of Trustees, or a majority of the outstanding voting securities of the Fund (as defined in the 1940 Act), upon 60 days' written notice to the Sub-Adviser.

         All fees and expenses are accrued daily and deducted before payment of dividends to investors. The Sub-Advisory Agreement has been approved by a majority of the Independent Trustees of the Fund and the sole shareholder of the Fund.


                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to the supervision of the Board of Trustees, the Sub-Adviser shall have authority and discretion to select brokers and dealers to execute transactions initiated by the Sub-Adviser and to select the market in which the transactions will be executed. In placing orders for the sale and purchase of securities for the Fund, the Sub-Adviser's primary responsibility shall be to seek the best execution of orders at the most favorable prices. However, this responsibility shall not obligate the Sub-Adviser to solicit competitive bids for each transaction or to seek the lowest available commission cost to the Fund, so long as the Sub-Adviser reasonably believes that the broker or dealer selected by it can be expected to obtain a "best execution" market price on the particular transaction and determines in good faith that the commission cost is reasonable in relation to the value of the brokerage (as defined in Section 28(e)(3) of the 1934 Act) provided by such broker or dealer to the Sub-Adviser, viewed in terms of either that particular transaction or of the Sub-Adviser's overall responsibilities with respect to its clients, including the Fund, as to which the Sub-Adviser exercises investment discretion, notwithstanding that the Fund may not be the direct or exclusive beneficiary of any such services or that another broker may be willing to charge the Fund a lower commission on the particular transaction.

         The Sub-Adviser's objective in selecting brokers and dealers and in effecting portfolio transactions is to seek to obtain the best combination of price and execution with respect to its clients' portfolio transactions. Steps associated with seeking best execution are: (1) determine each client's trading requirements; (2) select appropriate trading methods, venues, and agents to execute the trades under the circumstances; (3) evaluate market liquidity of each security and take appropriate steps to avoid excessive market impact; (4) maintain client confidentiality and proprietary information inherent in the decision to trade; and (5) review the results on a periodic basis.

         In arranging for the purchase and sale of clients' portfolio securities, the Sub-Adviser takes numerous factors into consideration. The best net price, giving effect to brokerage commissions, spreads and other costs, is normally an important factor in this decision, but a number of other judgmental factors are considered as they are deemed relevant. The factors include, but are not limited to: the execution capabilities required by the transactions; the ability and willingness of the broker or dealer to facilitate the accounts' portfolio transactions by participating therein for its own account; the importance to the account of speed, efficiency and confidentiality; the broker or dealer's apparent familiarity with sources from or to whom particular securities might be purchased or sold; the reputation and perceived soundness of the broker or dealer; the Sub-Adviser's knowledge of negotiated commission rates and spreads currently available; the nature of the security being traded; the size and type of the transaction; the nature and character of the markets for the security to be purchased or sold; the desired timing of the trade; the activity existing and expected in the market for the particular security; confidentiality; the execution, clearance and settlement capabilities as well as the reputation and perceived soundness of the broker-dealer selected and others which are considered; the Sub-Adviser's knowledge of actual or apparent operational problems of any broker-dealer; the broker-dealer's execution services rendered on a continuing basis and in other transactions; the reasonableness of spreads or commissions; as well as other matters relevant to the selection of a broker or dealer for portfolio transactions for any account. The Sub-Adviser does not adhere to any rigid formula in making the selection of the applicable broker or dealer for portfolio transactions, but weighs a combination of the preceding factors.

         When buying or selling securities in dealer markets, the Sub-Adviser generally prefers to deal directly with market makers in the securities. The Sub-Adviser will typically effect these trades on a "net" basis, and will not pay the market maker any commission, commission equivalent or markup/markdown other than the "spread." Usually, the market maker profits from the "spread," that is, the difference between the price paid (or received) by the Sub-Adviser and the price received (or paid) by the market maker in trades with other broker-dealers or other customers.

         The Sub-Adviser may use Electronic Communications Networks ("ECN") or Alternative Trading Systems ("ATS") to effect such over-the-counter trades for equity securities when, in the Sub-Adviser's judgment, the use of an ECN or ATS may result in equal or more favorable overall executions for the transactions.

         Portfolio transactions for each client account will generally be completed independently, except when the Sub-Adviser is in the position of buying or selling the same security for a number of clients at approximately the same time. Because of market fluctuations, the prices obtained on such transactions within a single day may vary substantially. In order to avoid having clients receive different prices for the same security on the same day, the Sub-Adviser endeavors, when possible, to use an "averaging" procedure.

         Under this procedure, purchases or sales of a particular security for clients' accounts will at times be combined or "batched" with purchases or sales for other advisory clients by the Sub-Adviser unless the client has expressly directed otherwise. Such batched trades may be used to facilitate best execution, including negotiating more favorable prices, obtaining more timely or equitable execution or reducing overall commission charges. In such cases, the price shown on confirmations of clients' purchases or sales will be the average execution price on all of the purchases and sales that are aggregated for this purpose.

         The Sub-Adviser may also consider the following when deciding on allocations: (1) cash flow changes (including available cash, redemptions, exchanges, capital additions and capital withdrawals) may provide a basis to deviate from a pre-established allocation as long as it does not result in an unfair advantage to specific accounts or types of accounts over time; (2) accounts with specialized investment objectives or restrictions emphasizing investment in a specific category of securities may be given priority over other accounts in allocating such securities; and (3) for bond trades, street convention and good delivery often dictate the minimum size and par amounts and may result in deviations from pro rata distribution.


                              DESCRIPTION OF SHARES

COMMON SHARES

         The beneficial interest of the Fund may be divided from time to time into shares of beneficial interest of such classes and of such designations and par value (if any) and with such rights, preferences, privileges and restrictions as shall be determined by the trustees in their sole discretion, without shareholder vote. The Fund's Declaration initially authorizes the issuance of an unlimited number of Common Shares. The Common Shares being offered have a par value of $0.01 per share and, subject to the rights of holders of Preferred Shares, if issued, have equal rights as to the payment of dividends and the distribution of assets upon liquidation of the Fund. The Common Shares being offered will, when issued, be fully paid and, subject to matters discussed in "Certain Provisions in the Declaration of Trust," non-assessable, and currently have no pre-emptive or conversion rights (except as may otherwise be determined by the trustees in their sole discretion) or rights to cumulative voting in the election of trustees.


         The Fund's Common Shares have been approved for listing on the American Stock Exchange, subject to notice of issuance under the symbol "FPI." The Fund intends to hold annual meetings of shareholders so long as the Common Shares are listed on a national securities exchange and such meetings are required as a condition to such listing.


         Shares of closed-end investment companies may frequently trade at prices lower than NAV. Although the value of the Fund's net assets is generally considered by market participants in determining whether to purchase or sell shares, whether investors will realize gains or losses upon the sale of Common Shares will depend entirely upon whether the market price of the Common Shares at the time of sale is above or below the original purchase price for the shares. Since the market price of the Fund's Common Shares will be determined by factors beyond the control of the Fund, the Fund cannot predict whether the Common Shares will trade at, below, or above NAV or at, below or above the initial public offering price. Accordingly, the Common Shares are designed primarily for long-term investors, and investors in the Common Shares should not view the Fund as a vehicle for trading purposes. See "Repurchase of Fund Shares; Conversion to Open-End Fund" below and "The Fund's Investments" in the Fund's Prospectus.

PREFERRED SHARE AUTHORIZATION

         Under the terms of the Declaration, the Board of Trustees has the authority in its sole discretion, without shareholder vote, to authorize the issuance of Preferred Shares in one or more classes or series with such rights and terms, including voting rights, dividend rates, redemption provisions, liquidation preferences and conversion provisions as determined by the Board of Trustees.

BORROWINGS

         The Declaration authorizes the Fund, without prior approval of the shareholders of Common Shares, to borrow money. In this connection, the Fund may enter into reverse repurchase agreements, issue notes or other evidence of indebtedness (including bank borrowings or commercial paper) ("Borrowings") and may secure any such Borrowings by mortgaging, pledging or otherwise subjecting as security the Fund's assets. In connection with such Borrowings, the Fund may be required to maintain average balances with the lender or to pay a commitment or other fee to maintain a line of credit. Any such requirements will increase the cost of borrowing over the stated interest rate. The Fund intends to borrow primarily using reverse repurchase agreements. A reverse repurchase agreement, although structured as a sale and repurchase obligation, acts as a financing under which the Fund will effectively pledge its securities as collateral to secure a short-term loan. Generally, the other party to the agreement makes the loan in an amount equal to a percentage of the market value of the pledged collateral. At the maturity of the reverse repurchase agreement, the Fund will be required to repay the loan and correspondingly receive back its collateral. While used as collateral, the securities continue to pay principal and interest which are for the benefit of the Fund. The Fund may borrow from banks and other financial institutions.

         Limitations on Borrowings. Under the requirements of the 1940 Act, the Fund, immediately after any Borrowings, must have an "asset coverage" of at least 300% (33 1/3 of Managed Assets after Borrowings). With respect to such Borrowings, "asset coverage" means the ratio which the value of the total assets of the Fund, less all liabilities and indebtedness not represented by senior securities (as defined in the 1940 Act), bears to the aggregate amount of such Borrowings represented by senior securities issued by the Fund. Certain types of Borrowings may result in the Fund being subject to covenants in credit agreements relating to asset coverages or portfolio composition or otherwise. In addition, the Fund may be subject to certain restrictions imposed by guidelines of one or more nationally recognized statistical rating organizations which may issue ratings for short-term corporate debt securities or Preferred Shares issued by the Fund. Such restrictions may be more stringent than those imposed by the 1940 Act.

         Distribution Preference. The rights of lenders to the Fund to receive interest on and repayment of principal of any such Borrowings will be senior to those of the Common Shareholders, and the terms of any such Borrowings may contain provisions which limit certain activities of the Fund, including the payment of dividends to Common Shareholders in certain circumstances.

         Voting Rights. The 1940 Act grants (in certain circumstances) to the lenders to the Fund certain voting rights in the event the asset coverage falls below specified levels. In the event that the Fund elects to be treated as a regulated investment company under the Code and such provisions would impair the Fund's status as a regulated investment company, the Fund, subject to its ability to liquidate its portfolio, intends to repay the Borrowings. Any Borrowings will likely be ranked senior or equal to all other existing and future borrowings of the Fund.

         The discussion above describes the Fund's Board of Trustees' present intention with respect to an offering of Borrowings. If authorized by the Board of Trustees, the terms of any Borrowings may be the same as, or different from, the terms described above, subject to applicable law and the Fund's Declaration.


                 CERTAIN PROVISIONS IN THE DECLARATION OF TRUST

         Under Massachusetts law, shareholders in certain circumstances, could be held personally liable for the obligations of the Fund. However, the Declaration contains an express disclaimer of shareholder liability for debts or obligations of the Fund and requires that notice of such limited liability be given in each agreement, obligation or instrument entered into or executed by the Fund or the trustees. The Declaration further provides for indemnification out of the assets and property of the Fund for all loss and expense of any shareholder held personally liable for the obligations of the Fund solely by reason of his or her being a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which the Fund would be unable to meet its obligations. The Fund believes that the likelihood of such circumstances is remote.

         The Declaration includes provisions that could limit the ability of other entities or persons to acquire control of the Fund or to convert the Fund to open-end status. The number of Trustees is currently five, but the Board of Trustees may increase the size of the Board up to a total of 15 Trustees. Vacancies on the Board of Trustees may be filled by a majority action of the remaining Trustees. Such provisions may work to delay a change in the majority of the Board of Trustees. Specifically, the Declaration requires the affirmative vote or consent by holders of at least two-thirds of the shares outstanding and entitled to vote, except as described below, to authorize (1) a conversion of the Fund from a closed-end to an open-end investment company, (2) a merger or consolidation of the Fund with any corporation, association, trust or other organization, including a series or class of such other organization (other than a merger, consolidation, reorganization or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (3) a sale, lease or exchange of all or substantially all of the Fund's assets (other than in the regular course of business of the Fund, sales of assets in connection with the termination of the Fund as provided in the Declaration, or sale of assets with an acquiring fund that is not an operating entity immediately prior to the transaction), (4) in certain circumstances, a termination of the Fund, (5) removal of trustees by shareholders, or (6) certain transactions in which a Principal Shareholder (as defined below) is a party to the transactions. However, with respect to items (1), (2) and (3) above, if the applicable transaction has been already approved by the affirmative vote of two-thirds of the trustees, then the majority of the outstanding voting securities as defined in the 1940 Act (a "Majority Shareholder Vote") is required. In addition, if there are then Preferred Shares outstanding, with respect to (1) above, two-thirds of the preferred shares voting as a separate class shall also be required unless the action has already been approved by two-thirds of the trustees, in which case then a Majority Shareholder Vote is required. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. Further, in the case of items (2) or (3) that constitute a plan of reorganization (as such term is used in the 1940 Act) which adversely affects the Preferred Shares within the meaning of section 18(a)(2)(D) of the 1940 Act, except as may otherwise be required by law, the approval of the action in question will also require the affirmative vote of two-thirds of the Preferred Shares voting as a separate class provided, however, that such separate class vote shall be by a Majority Shareholder Vote if the action in question has previously been approved by the affirmative vote of two-thirds of the trustees.

         Approval of shareholders is not required, however, for any transaction, whether deemed a merger, consolidation, reorganization or otherwise whereby the Fund issues shares in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity. None of the foregoing provisions may be amended except by the vote of at least two-thirds of the Shares outstanding and entitled to vote.

         As noted above, pursuant to the Declaration, the affirmative approval of two-thirds of the Shares outstanding and entitled to vote, subject to certain exceptions, shall be required for the following transactions in which a Principal Shareholder (as defined below) is a party: (i) the merger or consolidation of the Fund or any subsidiary of the Fund with or into any Principal Shareholder; (ii) the issuance of any securities of the Fund to any Principal Shareholder for cash other than pursuant to a dividend reinvestment or similar plan available to all shareholders; (iii) the sale, lease or exchange of all or any substantial part of the assets of the Fund to any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purpose of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period); (iv) the sale, lease or exchange to the Fund or any subsidiary thereof, in exchange for securities of the Fund, of any assets of any Principal Shareholder (except assets having an aggregate fair market value of less than $1,000,000, aggregating for the purposes of such computation all assets sold, leased or exchanged in any series of similar transactions within a twelve-month period). However, shareholder approval for the foregoing transactions shall not be applicable to (i) any transaction, including, without limitation, any rights offering, made available on a pro rata basis to all shareholders of the Fund or class thereof unless the trustees specifically make such transaction subject to this voting provision, (ii) any transaction if the trustees shall by resolution have approved a memorandum of understanding with such Principal Shareholder with respect to and substantially consistent with such transaction or (iii) any such transaction with any corporation of which a majority of the outstanding shares of all classes of stock normally entitled to vote in elections of directors is owned of record or beneficially by the Fund and its subsidiaries. As described in the Declaration, a Principal Shareholder shall mean any corporation, person or other entity which is the beneficial owner, directly or indirectly, of more than 5% of the outstanding shares and shall include any affiliate or associate (as such terms are defined in the Declaration) of a Principal Shareholder. The above affirmative vote shall be in addition to the vote of the shareholders otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange.

         The provisions of the Declaration described above could have the effect of depriving the Common Shareholders of opportunities to sell their Common Shares at a premium over market value by discouraging a third party from seeking to obtain control of the Fund in a tender offer or similar transaction. The overall effect of these provisions is to render more difficult the accomplishment of a merger or the assumption of control by a third party. They provide, however, the advantage of potentially requiring persons seeking control of a Fund to negotiate with its management regarding the price to be paid and facilitating the continuity of the Fund's investment objective and policies. The Board of Trustees of the Fund has considered the foregoing anti-takeover provisions and concluded that they are in the best interests of the Fund and its Common Shareholders.

         Reference should be made to the Declaration on file with the Securities and Exchange Commission for the full text of these provisions.

         The Declaration provides that the obligations of the Fund are not binding upon the trustees of the Fund individually, but only upon the assets and property of the Fund, and that the trustees shall not be liable to any person in connection with the Fund property or the affairs of the Fund or for any neglect or wrongdoing of any officer, employee or agent of the Fund or for the act or omission of any other trustee. Nothing in the Declaration, however, protects a trustee against any liability to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office with or on behalf of the Fund.


             REPURCHASE OF FUND SHARES; CONVERSION TO OPEN-END FUND

         The Fund is a closed-end investment company and as such its shareholders will not have the right to cause the Fund to redeem their shares. Instead, the Fund's Common Shares will trade in the open market at a price that will be a function of several factors, including dividend levels (which are in turn affected by expenses), NAV, call protection, price, dividend stability, relative demand for and supply of such shares in the market, general market and economic conditions and other factors. Because shares of a closed-end investment company may frequently trade at prices lower than NAV, the trustees, in consultation with the Fund's Adviser, Sub-Adviser and any corporate finance services and consulting agent that the Adviser may retain, from time to time may review possible actions to reduce any such discount. Actions may include the repurchase of such shares in the open market or in private transactions, the making of a tender offer for such shares, or the conversion of the Fund to an open-end investment company. There can be no assurance, however, that the trustees will decide to take any of these actions, or that share repurchases or tender offers, if undertaken, will reduce a market discount. After any consideration of potential actions to seek to reduce any significant market discount, the trustees may, subject to their fiduciary obligations and compliance with applicable state and federal laws, authorize the commencement of a share-repurchase program or tender offer. The size and timing of any such share repurchase program or tender offer will be determined by the trustees in light of the market discount of the Common Shares, trading volume of the Common Shares, information presented to the trustees regarding the potential impact of any such share repurchase program or tender offer, and general market and economic conditions. There can be no assurance that the Fund will in fact effect repurchases of or tender offers for any of its Common Shares. In addition, any service fees incurred in connection with any tender offer made by the Fund will be borne by the Fund and will not reduce the stated consideration to be paid to tendering Shareholders. Before deciding whether to take any action if the Fund's Common Shares trade below NAV, the trustees would consider all relevant factors, including the extent and duration of the discount, the liquidity of the Fund's portfolio, the impact of any action that might be taken on the Fund or its Shareholders and market considerations. Based on these considerations, even if the Fund's shares should trade at a discount, the trustees may determine that, in the interest of the Fund and its Shareholders, no action should be taken.

         Subject to its investment limitations, the Fund may borrow to finance the repurchase of shares or to make a tender offer. Interest on any borrowings to finance share repurchase transactions or the accumulation of cash by the Fund in anticipation of share repurchases or tenders will increase the Fund's expenses and reduce the Fund's net income. Any share repurchase, tender offer or borrowing that might be approved by the trustees would have to comply with the Securities Exchange Act of 1934, as amended, and the 1940 Act and the rules and regulations thereunder.

         Although the decision to take action in response to a discount from NAV will be made by the trustees at the time they consider such issue, it is the trustees' present policy, which may be changed by the trustees, not to authorize repurchases of Common Shares or a tender offer for such shares if (1) such transactions, if consummated, would (a) result in the delisting of the Common Shares from the American Stock Exchange, or (b) impair status as a registered closed-end investment company under the 1940 Act; (2) the Fund would not be able to liquidate portfolio securities in an orderly manner and consistent with the Fund's investment objectives and policies in order to repurchase shares; or (3) there is, in the Board's judgment, any (a) material legal action or proceeding instituted or threatened challenging such transactions or otherwise materially adversely affecting the Fund, (b) general suspension of or limitation on prices for trading securities on the American Stock Exchange, (c) declaration of a banking moratorium by Federal or state authorities or any suspension of payment by United States or state banks in which the Fund invests, (d) material limitation affecting the Fund or the issuers of its portfolio securities by Federal or state authorities on the extension of credit by lending institutions or on the exchange of non-U.S. currency, (e) commencement of war, armed hostilities or other international or national calamity directly or indirectly involving the United States or (f) other event or condition which would have a material adverse effect (including any adverse tax effect) on the Fund or its shareholders if shares were repurchased. The trustees may in the future modify these conditions in light of experience with respect to the Fund.

         Conversion to an open-end company would require the approval of the holders of at least two-thirds of the Fund's shares outstanding and entitled to vote; provided, however, that unless otherwise provided by law, if there are Preferred Shares outstanding, the affirmative vote of two-thirds of the Preferred Shares voting as a separate class shall be required; provided, however, that such votes shall be by the affirmative vote of the majority of the outstanding voting securities, as defined in the 1940 Act, if the action in question was previously approved by the affirmative vote of two-thirds of the trustees. Such affirmative vote or consent shall be in addition to the vote or consent of the holders of the shares otherwise required by law or by the terms of any class or series of preferred shares, whether now or hereafter authorized, or any agreement between the Fund and any national securities exchange. See the Prospectus under "Closed-End Fund Structure" for a discussion of voting requirements applicable to conversion of the Fund to an open-end company. If the Fund converted to an open-end company, the Fund's Common Shares would no longer be listed on the American Stock Exchange. Any Preferred Shares or other

Borrowings would need to be redeemed or repaid upon conversion to an open-end investment company. Shareholders of an open-end investment company may require the company to redeem their shares on any business day (except in certain circumstances as authorized by or under the 1940 Act) at their NAV, less such redemption charge or contingent deferred sales change, if any, as might be in effect at the time of redemption. In order to avoid maintaining large cash positions or liquidating favorable investments to meet redemptions, open-end companies typically engage in a continuous offering of their shares. Open-end companies are thus subject to periodic asset in-flows and out-flows that can complicate portfolio management. The trustees may at any time propose conversion of the Fund to an open-end company depending upon their judgment as to the advisability of such action in light of circumstances then prevailing.

         The repurchase by the Fund of its shares at prices below NAV will result in an increase in the NAV of those shares that remain outstanding. However, there can be no assurance that share repurchases or tenders at or below NAV will result in the Fund's shares trading at a price equal to their NAV. Nevertheless, the fact that the Fund's shares may be the subject of repurchase or tender offers from time to time may reduce any spread between market price and NAV that might otherwise exist.

         In addition, a purchase by the Fund of its Common Shares will decrease the Fund's Managed Assets which would likely have the effect of increasing the Fund's expense ratio.


                           FEDERAL INCOME TAX MATTERS

         This section summarizes some of the main U.S. federal income tax consequences of owning Common Shares of the Fund. This section is current as of the date of this prospectus. Tax laws and interpretations change frequently, and these summaries do not describe all of the tax consequences to all taxpayers. For example, these summaries generally do not describe your situation if you are a corporation, a non-U.S. person, a broker/dealer, or other investor with special circumstances. In addition, this section does not describe your state, local or foreign tax consequences.

         This federal income tax summary is based in part on the advice of counsel to the Fund. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, our counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Fund. This may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law.

         As with any investment, you should seek advice based on your individual circumstances from your own tax advisor.

         The Fund intends to qualify annually and to elect to be treated as a regulated investment company under the Code and to comply with applicable distribution requirements so that it will not pay federal income tax on income and capital gains distributed to its Common Shareholders.

         To qualify for the favorable U.S. federal income tax treatment generally accorded to regulated investment companies, the Fund must, among other things, (a) derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currencies, other income derived with respect to its business of investing in such stock, securities or currencies or net income derived from interests in certain publicly traded partnerships; (b) diversify its holdings so that, at the end of each quarter of the taxable year, (i) at least 50% of the value of the Fund's total assets is represented by cash and cash items (including receivables), U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities of any one issuer generally limited for the purposes of this calculation to an amount not greater than 5% of the value of the Fund's total assets and not greater than 10% of the outstanding voting securities of such issuer, and (ii) not more than 25% of the value of its total assets is invested in the securities (other than U.S. government securities or the securities of other regulated investment companies) of any one issuer, the securities (other than the securities of other regulated investment companies) of two or more issuers which the Fund controls (i.e., owns 20% or more of the total combined voting power of all classes of stock entitled to vote) and which are engaged in the same, similar or related trades or businesses or the securities of one or more certain publicly traded partnerships; and (c) distribute at least 90% of its investment company taxable income (determined without regard to capital gain dividends and exempt interest dividends) and at least 90% of its net tax-exempt interest income each taxable year.

         As a regulated investment company, the Fund generally will not be subject to U.S. federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to Common Shareholders. The Fund intends to distribute to its Common Shareholders, at least annually, substantially all of its investment company taxable income and net capital gain. If the Fund retains any net capital gain or investment company taxable income, it will generally be subject to federal income tax at regular corporate rates on the amount retained. In addition, amounts not distributed on a timely basis in accordance with a calendar year distribution requirement are subject to a nondeductible 4% excise tax unless, generally, the Fund distributes during each calendar year an amount equal to the sum of (1) at least 98% of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98% of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the one-year period ending October 31 of the calendar year, and (3) any ordinary income and capital gains for previous years that were not distributed during those years. To prevent application of the excise tax, the Fund intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid on December 31 of the current calendar year if it is declared by the Fund in October, November or December with a record date in such a month and paid by the Fund during January of the following calendar year. These distributions will be taxable to Common Shareholders in the calendar year in which the distributions are declared, rather than the calendar year in which the distributions are received.

         If the Fund failed to qualify as a regulated investment company or failed to satisfy the 90% distribution requirement in any taxable year, the Fund would be taxed as an ordinary corporation on its taxable income (even if such income were distributed to its Common Shareholders) and all distributions out of earnings and profits would be taxed to Common Shareholders as dividend income, which, in general and subject to limitations under the Code, under current law would constitute qualified dividend income in the case of individual Common Shareholders and would be eligible for the corporate dividends received deduction.

DISTRIBUTIONS

         Dividends paid out of the Fund's investment company taxable income (computed without regard to deduction for dividends paid) generally are taxable to a Common Shareholder as ordinary income to the extent of the Fund's earnings and profits, whether paid in cash or reinvested in additional shares. However, certain ordinary income distributions that are specifically designated by the Fund may constitute qualified dividend income eligible for taxation at capital gains tax rates. In particular, a portion of the ordinary income dividends received by an individual shareholder from a regulated investment company such as the Fund are generally taxed at the same rates that apply to net capital gain (generally, a maximum rate of 15%), provided certain holding period requirements are satisfied and provided the dividends are attributable to "qualified dividends" received by the Fund itself. Dividends received by the Fund from REITs and foreign corporations are qualified dividends eligible for this lower tax rate only in certain circumstances. Dividends paid out of the Fund's investment company taxable income that are not attributable to qualified dividend income received by the Fund itself are not taxed to individual Common Shareholders at the same rates that apply to net capital gain but are generally taxed at the Common Shareholder's higher ordinary tax rate.

         These special rules relating to the taxation of ordinary income dividends from regulated investment companies generally apply to taxable years beginning before January 1, 2011.

         Distributions of net capital gain (the excess of net long-term capital gain over net short-term capital loss), if any, properly designated as capital gain dividends are taxable to a shareholder as long-term capital gains, regardless of how long the shareholder has held Fund shares. Shareholders receiving distributions in the form of additional shares, rather than cash, generally will have a cost basis in each such share equal to the value of a share of the Fund on the reinvestment date. A distribution of an amount in excess of the Fund's current and accumulated earnings and profits will be treated by a shareholder as a return of capital which is applied against and reduces the shareholder's tax basis in his or her shares. To the extent that the amount of any distribution exceeds the shareholder's basis in his or her shares, the excess will be treated by the shareholder as gain from a sale or exchange of the shares.

         Shareholders will be notified annually as to the U.S. federal income tax status of distributions, and shareholders receiving distributions in the form of additional shares will receive a report as to the value of those shares.

DIVIDENDS RECEIVED DEDUCTION

         A corporation that owns shares will generally be entitled to the 70% dividends received deduction with respect to a portion of the dividends received from the Fund.

SALE OR EXCHANGE OF FUND SHARES

         Upon the sale or other disposition of shares of the Fund, which a shareholder holds as a capital asset, a shareholder may realize a capital gain or loss which will be long-term or short-term, depending upon the shareholder's holding period for the shares. Generally, a shareholder's gain or loss will be a long-term gain or loss if the shares have been held for more than one year.

         Any loss realized on a sale or exchange will be disallowed to the extent that shares disposed of are replaced (including through reinvestment of dividends) within a period of 61 days beginning 30 days before and ending 30 days after disposition of shares or to the extent that the shareholder, during such period, acquires or enters into an option or contract to acquire, substantially identical stock or securities. In this case, the basis of the shares acquired will be adjusted to reflect the disallowed loss. Any loss realized by a shareholder on a disposition of Fund shares held by the shareholder for six months or less will be treated as a long-term capital loss to the extent of any distributions of net capital gain received by the shareholder with respect to the shares.

NATURE OF THE FUND'S INVESTMENTS

         Certain of the Fund's investment practices may be subject to special and complex federal income tax provisions that may, among other things, (1) disallow, suspend or otherwise limit the allowance of certain losses or deductions, (2) convert lower taxed long-term capital gain into higher taxed short-term capital gain or ordinary income, (3) convert an ordinary loss or a deduction into a capital loss (the deductibility of which is more limited), (4) cause the Fund to recognize income or gain without a corresponding receipt of cash, (5) adversely affect the time as to when a purchase or sale of stock or securities is deemed to occur and (6) adversely alter the characterization of certain complex financial transactions. The Fund will monitor its transactions, will make the appropriate tax elections and take appropriate actions in order to mitigate the effect of these rules and prevent disqualification of the Fund from being taxed as a regulated investment company (including disposing of certain investments to generate cash or borrowing cash to satisfy its distribution requirements).

INVESTMENT IN SECURITIES OF UNCERTAIN TAX CHARACTER

         The Fund may invest in preferred securities or other securities the U.S. federal income tax treatment of which may not be clear or may be subject to recharacterization by the Internal Revenue Service. To the extent the tax treatment of such securities or the income from such securities differs from the tax treatment expected by the Fund, it could affect the timing or character of income recognized by the Fund, requiring the Fund to purchase or sell securities, or otherwise change its portfolio, in order to comply with the tax rules applicable to regulated investment companies under the Code.

BACKUP WITHHOLDING

         The Fund may be required to withhold U.S. federal income tax from all taxable distributions and sale proceeds payable to shareholders who fail to provide the Fund with their correct taxpayer identification number or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. The withholding percentage is 28% until 2011, when the percentage will revert to 31% unless amended by Congress. Corporate shareholders and certain other shareholders specified in the Code generally are exempt from backup withholding. This withholding is not an additional tax. Any amounts withheld may be credited against the shareholder's U.S. federal income tax liability.

NON-U.S. SHAREHOLDERS

         U.S. taxation of a shareholder who, for United States federal income tax purposes, is a nonresident alien individual, a foreign trust or estate, a foreign corporation or foreign partnership ("non-U.S. shareholder") depends on whether the income of the Fund is "effectively connected" with a U.S. trade or business carried on by the shareholder.

         Income Not Effectively Connected. If the income from the Fund is not "effectively connected" with a U.S. trade or business carried on by the non-U.S. shareholder, distributions of investment company taxable income will generally be subject to U.S. tax of 30% (or lower treaty rate), which tax is generally withheld from such distributions, subject to certain exceptions described below.

         Distributions of capital gain dividends and any amounts retained by the Fund which are designated as undistributed capital gains will not be subject to U.S. tax at the rate of 30% (or lower treaty rate) unless the non-U.S. shareholder is a nonresident alien individual and is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. However, this 30% tax (or lower rate under an applicable treaty) on capital gains of nonresident alien individuals who are physically present in the United States for 183 or more days only applies in exceptional cases because any individual present in the United States for 183 or more days during the taxable year is generally treated as a resident for U.S. income tax purposes; in that case, he or she would be subject to U.S. income tax on his or her worldwide income at the graduated rates applicable to U.S. citizens. In the case of a non-U.S. shareholder who is a nonresident alien individual, the Fund may be required to withhold U.S. income tax from distributions of net capital gain unless the non-U.S. shareholder certifies his or her non-U.S. status under penalties of perjury or otherwise establishes an exemption. If a non-U.S. shareholder is a nonresident alien individual, any gain such shareholder realizes upon the sale or exchange of such shareholder's shares of the Fund in the United States will ordinarily be exempt from U.S. tax unless the gain is U.S. source income and such shareholder is physically present in the United States for 183 or more days during the taxable year and meets certain other requirements. In the case of dividends with respect to taxable years of the Fund beginning after 2004 and prior to 2008, distributions from the Fund that are properly designated by the Fund as short-term capital gain dividends attributable to certain short-term capital gains recognized by the Fund are subject to similar rules.

         In the case of dividends with respect to taxable years of the Fund beginning after 2004 and prior to 2008, distributions from the Fund that are properly designated by the Fund as interest-related dividends attributable to certain interest received by the Fund may not be subject to U.S. federal income tax when received by certain non-U.S. shareholders, provided the Fund makes certain elections and certain conditions are met.

         Income Effectively Connected. If the income from the Fund is "effectively connected" with a U.S. trade or business carried on by a non-U.S. shareholder, then distributions of investment company taxable income and capital gain dividends, any amounts retained by the Fund which are designated as undistributed capital gains and any gains realized upon the sale or exchange of shares of the Fund will be subject to U.S. income tax at the graduated rates applicable to U.S. citizens, residents and domestic corporations. Non-U.S. corporate shareholders may also be subject to the branch profits tax imposed by the Code. The tax consequences to a non-U.S. shareholder entitled to claim the benefits of an applicable tax treaty may differ from those described herein. Non-U.S. shareholders are advised to consult their own tax advisors with respect to the particular tax consequences to them of an investment in the Fund.

ALTERNATIVE MINIMUM TAX

       As with any taxable investment, investors may be subject to the federal alternative minimum tax on their income (including taxable income from the fund), depending on their individual circumstances.

                 PERFORMANCE RELATED AND COMPARATIVE INFORMATION

         The Fund may quote certain performance-related information and may compare certain aspects of its portfolio and structure to other substantially similar closed-end funds. In reports or other communications to shareholders of the Fund or in advertising materials, the Fund may compare its performance with that of (i) other investment companies listed in the rankings prepared by Lipper, Inc., Morningstar Inc. or other independent services; publications such as Barrons, Business Week, Forbes, Fortune, Institutional Investor, Kiplinger's Personal Finance, Money, Morningstar Mutual Fund Values, The New York Times, The Wall Street Journal and USA Today; or other industry or financial publications or (ii) the Lehman Brothers MBS Fixed Rate Index and other relevant indices and industry publications. The Fund may also compare the historical volatility of its portfolio to the volatility of such indices during the same time periods. (Volatility is a generally accepted barometer of the market risk associated with a portfolio of securities and is generally measured in comparison to the stock market as a whole -- the beta -- or in absolute terms -- the standard deviation.) Comparison of the Fund to an alternative investment should be made with consideration of differences in features and expected performance. The Fund may obtain data from sources or reporting services, such as Bloomberg Financial and Lipper Inc., that the Fund believes to be generally accurate.

         The Fund may, from time to time, show the standard deviation of either the Fund or the Fund's investment strategy and the standard deviation of the Fund's benchmark index. Standard deviation is a statistical measure of the historical volatility of a portfolio. Standard deviation is the measure of dispersion of historical returns around the mean rate of return.

         From time to time, the Fund may quote the Fund's total return, aggregate total return or yield in advertisements or in reports and other communications to shareholders. The Fund's performance will vary depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently any given performance quotation should not be considered representative of the Fund's performance in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in the Fund with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investments comparing the Fund's performance with that of other investment companies should give consideration to the quality and type of the respective investment companies' portfolio securities.

         The Fund's "average annual total return" is computed according to a formula prescribed by the Securities and Exchange Commission. The formula can be expressed as follows:

         Average Annual Total Return will be computed as follows:

                  ERV = P(1+T)/n/

         Where     P = a hypothetical initial payment of $1,000
                   T = average annual total return
                   n = number of years
                 ERV = ending redeemable value of a hypothetical $1,000
                       payment made at the beginning of the 1-, 5-, or 10-year periods at the end of the 1-, 5-, or 10-year periods (or fractional portion).

         The Fund may also quote after-tax total returns to show the impact of assumed federal income taxes on an investment in the Fund. The Fund's total return "after taxes on distributions" shows the effect of taxable distributions, but not any taxable gain or loss, on an investment in shares of the Fund for a specified period of time. The Fund's total return "after taxes on distributions and sale of Fund shares" shows the effect of both taxable distributions and any taxable gain or loss realized by the shareholder upon the sale of fund shares at the end of a specified period. To determine these figures, all income, short-term capital gain distributions, and long-term capital gains distributions are assumed to have been taxed at the highest marginal individualized federal tax rate then in effect. Those maximum tax rates are applied to distributions prior to reinvestment and the after-tax portion is assumed to have been reinvested in the Fund. State and local taxes are ignored.

         Actual after-tax returns depend on a shareholder's tax situation and may differ from those shown. After-tax returns reflect past tax effects and are not predictive of future tax effects.

         Average Annual Total Return (After Taxes on Distributions) will be computed as follows:

                 ATV/D/ = P(1+T)/n/

        Where:    P = a hypothetical initial investment of $1,000
                  T = average annual total return (after taxes on distributions) n = number of years
             ATV/D/ = ending value of a hypothetical $1,000 investment made at the beginning of the period, at the end of the period (or fractional portion thereof), after taxes on fund distributions but not after taxes on redemptions.

         Average Annual Total Return (After Taxes on Distributions and Sale of Fund Shares) will be computed as follows:

                  ATV/DR/ = P(1+T)/n/

         Where:    P = a hypothetical initial investment of $1,000
                   T = average annual total return (after taxes on distributions and redemption)
                   n = number of years
             ATV/DR/ = ending value of a hypothetical $1,000 investment made at the beginning periods, at the end of the periods (or fractional portion thereof), after taxes on fund distributions and redemptions.

         Quotations of yield for the Fund will be based on all investment income per share earned during a particular 30-day period (including dividends and interest), less expenses accrued during the period ("net investment income") and are computed by dividing net investment income by the maximum offering price per share on the last day of the period, according to the following formula:

                  Yield = 2 [( a-b/cd +1)/6/ - 1]

         Where: a = dividends and interest earned during the period b = expenses accrued for the period (net of reimbursements) c = the average daily number of shares outstanding during the period that were entitled to receive dividends
                   d = the maximum offering price per share on the last day of the period

         Past performance is not indicative of future results. At the time Common Shareholders sell their shares, they may be worth more or less than their original investment.


                  INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


         The Statement of Assets and Liabilities of the Fund as of June 20, 2006, appearing in this Statement of Additional Information has been audited by Deloitte & Touche LLP, an independent registered public accounting firm, as set forth in their report thereon appearing elsewhere herein, and is included in reliance upon such report given upon the authority of such firm as experts in accounting and auditing. Deloitte & Touche LLP audits and reports on the Fund's annual financial statements, and performs other professional accounting, auditing and advisory services when engaged to do so by the Fund. The principal business address of Deloitte & Touche LLP is 111 South Wacker Drive, Chicago, Illinois 60606-4301.



                   CUSTODIAN, ADMINISTRATOR AND TRANSFER AGENT

         PFPC Trust Company, 8800 Tinicum Blvd., 3rd Floor, Philadelphia, Pennsylvania 19153, serves as custodian for the Fund. As such, PFPC Trust Company has custody of all securities and cash of the Fund and attends to the collection of principal and income and payment for and collection of proceeds of securities bought and sold by the Fund. PFPC Inc., 4400 Computer Drive, Westboro, Massachusetts 01531, is the transfer, registrar, dividend disbursing agent and shareholder servicing agent for the Fund and provides certain clerical, bookkeeping, shareholder servicing and administrative services necessary for the operation of the Fund and maintenance of shareholder accounts. PFPC Inc. also provides certain accounting and administrative services to the Fund pursuant to an Administration and Accounting Services Agreement, including maintaining the Fund's books of account, records of the Fund's securities transactions, and certain other books and records; acting as liaison with the Fund's independent registered public accounting firm by providing such accountant certain Fund accounting information; and providing other continuous accounting and administrative services.


                             ADDITIONAL INFORMATION

         A Registration Statement on Form N-2, including amendments thereto, relating to the shares of the Fund offered hereby, has been filed by the Fund with the Securities and Exchange Commission. The Fund's Prospectus and this Statement of Additional Information do not contain all of the information set forth in the Registration Statement, including any exhibits and schedules thereto. For further information with respect to the Fund and the shares offered hereby, reference is made to the Fund's Registration Statement. Statements contained in the Fund's Prospectus and this Statement of Additional Information as to the contents of any contract or other document referred to are not necessarily complete and in each instance reference is made to the copy of the contract or other document filed as an exhibit to the Registration Statement, each statement being qualified in all respects by such reference. Copies of the Registration Statement may be inspected without charge at the Securities and Exchange Commission's principal office in Washington, D.C., and copies of all or any part thereof may be obtained from the Securities and Exchange Commission upon the payment of certain fees prescribed by the Securities and Exchange Commission.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Trustees and Shareholder of First Trust Tax-Advantaged Preferred Income Fund:


We have audited the accompanying statement of assets and liabilities of First Trust Tax-Advantaged Preferred Income Fund (the "Fund"), as of June 20, 2006. This statement of assets and liabilities is the responsibility of the Fund's management. Our responsibility is to express an opinion on this statement of assets and liabilities based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of assets and liabilities is free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the statement of assets and liabilities referred to above presents fairly, in all material respects, the financial position of First Trust Tax-Advantaged Preferred Income Fund as of June 20, 2006, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP

Chicago, Illinois
June 23, 2006

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND
                              FINANCIAL STATEMENTS

                       STATEMENT OF ASSETS AND LIABILITIES
                                  JUNE 20, 2006


ASSETS:

Cash                                                               $100,008
Offering costs                                                     $200,000
                                                               ------------
                                                                   $300,008
                                                               ------------
LIABILITIES:

Offering costs payable                                             $200,000
                                                               ------------
Net Assets                                                         $100,008
                                                               ------------

NET ASSETS - Applicable to 5,236 shares                            $100,008
NET ASSET VALUE PER SHARE (net assets divided by
5,236 shares)                                                       $19.100
                                                               ============
MAXIMUM OFFERING PRICE PER SHARE (net asset
value plus sales charge of 4.5% of offering price)                  $20.000
                                                               ------------

Notes to Statement of Assets and Liabilities:

Note 1.  Organization

First Trust Tax-Advantaged Preferred Income Fund (the "Fund") is a newly organized, diversified, closed-end management investment company registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Fund was organized on March 9, 2006 as a Massachusetts business trust pursuant to a Declaration of Trust governed by the laws of the Commonwealth of Massachusetts. As a newly organized entity, the Fund has no operating history. The Fund has had no operations through June 20, 2006 other than those relating to organizational matters and the sale and issuance of 5,236 common shares of beneficial interest to First Trust Portfolios L.P.

Note 2.  Significant Accounting Policies

The Fund's statement of assets and liabilities is prepared in conformity with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect the reported amounts and disclosures in the statement of assets and liabilities. Actual results could differ from those estimates.

The Fund intends to comply in its initial fiscal year and thereafter with provisions of the Internal Revenue Code applicable to regulated investment companies and as such, will not be subject to federal income taxes on otherwise taxable income (including net realized capital gains) distributed to shareholders.

Note 3.  Fees and Other Transactions with Affiliated Parties

On April 17, 2006, the Fund's Board of Trustees approved an Investment Management Agreement with First Trust Advisors L.P. (the "Adviser"). The Fund has agreed to pay an annual management fee for the services and facilities provided by the Adviser, payable on a monthly basis, equal to the annual rate of 1.00% of the Fund's average daily managed assets as defined in the prospectus.

Stonebridge Advisors, LLC (the "Sub-Adviser") will receive a portfolio management fee equal to 0.50% of the Fund's average daily managed assets. The Sub-Adviser's fee is paid by the Adviser out of the Adviser's management fee.

The Adviser has assumed organization costs estimated to be $50,000. The Adviser has also agreed to assume offering costs in excess of $0.04 per common share, if any. The Sub-Adviser has agreed to reimburse the Adviser for one-half of such organizational and offering costs of the Fund that exceed $0.04 per common share. Offering costs will be charged to paid-in-capital in proportion to the number of shares sold during the offering period.

                                   APPENDIX A

                             RATINGS OF INVESTMENTS

         Standard & Poor's Corporation -- A brief description of the applicable Standard & Poor's Corporation, a division of The McGraw-Hill Companies ("Standard & Poor's" or "S&P") rating symbols and their meanings (as published by S&P) follows:

         A Standard & Poor's issue credit rating is a current opinion of the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program. It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation. The issue credit rating is not a recommendation to purchase, sell, or hold a financial obligation, inasmuch as it does not comment as to market price or suitability for a particular investor.

         Issue credit ratings are based on current information furnished by the obligors or obtained by Standard & Poor's from other sources it considers reliable. Standard & Poor's does not perform an audit in connection with any credit rating and may, on occasion, rely on unaudited financial information. Credit ratings may be changed, suspended, or withdrawn as a result of changes in, or unavailability of, such information, or based on other circumstances.

         Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

LONG-TERM ISSUE CREDIT RATINGS

         Issue credit ratings are based in varying degrees, on the following considerations:

             o Likelihood of payment--capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

             o    Nature of and provisions of the obligation; and

             o Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors' rights.

         The issue ratings definitions are expressed in terms of default risk. As such, they pertain to senior obligations of an entity. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above.

AAA

         An obligation rated `AAA' has the highest rating assigned by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is extremely strong.

AA

         An obligation rated `AA' differs from the highest-rated obligations only in small degree. The obligor's capacity to meet its financial commitment on the obligation is very strong.

A

         An obligation rated `A' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor's capacity to meet its financial commitment on the obligation is still strong.

BBB

         An obligation rated `BBB' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, AND C

         Obligations rated `BB,' `B,' `CCC,' `CC,' and `C' are regarded as having significant speculative characteristics. `BB' indicates the least degree of speculation and `C' the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB

         An obligation rated `BB' is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

B

         An obligation rated `B' is more vulnerable to nonpayment than obligations rated `BB,' but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic

                                      A-2

conditions will likely impair the obligor's capacity or willingness to meet its financial commitment on the obligation.

CCC

         An obligation rated `CCC' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC

         An obligation rated `CC' is currently highly vulnerable to nonpayment.

C

         The `C' rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments on this obligation are being continued.

D

         An obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Plus (+) or minus (-)

         The ratings from `AA' to `CCC' may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

c

         The `c' subscript is used to provide additional information to investors that the bank may terminate its obligation to purchase tendered bonds if the long-term credit rating of the issuer is below an investment-grade level and/or the issuer's bonds are deemed taxable.

p

         The letter `p' indicates that the rating is provisional. A provisional rating assumes the successful completion of the project financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful, timely completion of the project. This rating, however, while addressing credit quality subsequent to completion

                                      A-3

of the project, makes no comment on the likelihood of or the risk of default upon failure of such completion. The investor should exercise his own judgment with respect to such likelihood and risk.

*

         Continuance of the ratings is contingent upon Standard & Poor's receipt of an executed copy of the escrow agreement or closing documentation confirming investments and cash flows.

r

         The `r' highlights derivative, hybrid, and certain other obligations that Standard & Poor's believes may experience high volatility or high variability in expected returns as a result of noncredit risks. Examples of such obligations are securities with principal or interest return indexed to equities, commodities, or currencies; certain swaps and options; and interest-only and principal-only mortgage securities. The absence of an `r' symbol should not be taken as an indication that an obligation will exhibit no volatility or variability in total return.

N.R.

         Not rated.

         Debt obligations of issuers outside the United States and its territories are rated on the same basis as domestic corporate and municipal issues. The ratings measure the creditworthiness of the obligor but do not take into account currency exchange and related uncertainties.

Bond Investment Quality Standards

         Under present commercial bank regulations issued by the Comptroller of the Currency, bonds rated in the top four categories (`AAA,' `AA,' `A,' `BBB,' commonly known as investment-grade ratings) generally are regarded as eligible for bank investment. Also, the laws of various states governing legal investments impose certain rating or other standards for obligations eligible for investment by savings banks, trust companies, insurance companies, and fiduciaries in general.

SHORT-TERM ISSUE CREDIT RATINGS

         Notes. A Standard & Poor's note rating reflects the liquidity factors and market access risks unique to notes. Notes due in three years or less will likely receive a note rating. Notes maturing beyond three years will most likely receive a long-term debt rating. The following criteria will be used in making that assessment:

                                      A-4


             - Chapter 1 Amortization schedule -- the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

             - Chapter 2 Source of payment -- the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

            Note rating symbols are as follows:

SP-1

         Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2

         Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3

         Speculative capacity to pay principal and interest.

COMMERCIAL PAPER

         An S&P commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. Ratings are graded into several categories, ranging from `A-1' for the highest quality obligations to `D' for the lowest. These categories are as follows:

A-1

         A short-term obligation rated `A-1' is rated in the highest category by Standard & Poor's. The obligor's capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor's capacity to meet its financial commitment on these obligations is extremely strong.

A-2

         A short-term obligation rated `A-2' is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor's capacity to meet its financial commitment on the obligation is satisfactory.

                                      A-5


A-3

         A short-term obligation rated `A-3' exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B

         A short-term obligation rated `B' is regarded as having significant speculative characteristics. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor's inadequate capacity to meet its financial commitment on the obligation.

C

         A short-term obligation rated `C' is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D

         A short-term obligation rated `D' is in payment default. The `D' rating category is used when payments on an obligation are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor's believes that such payments will be made during such grace period. The `D' rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

         Moody's Investors Service, Inc. -- A brief description of the applicable Moody's Investors Service, Inc. ("Moody's") rating symbols and their meanings (as published by Moody's) follows:

SHORT-TERM DEBT RATINGS

         There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels -- MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

                                      A-6


MIG 2

         This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3

         This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG

         This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

DEMAND OBLIGATION RATINGS

         In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody's evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody's evaluation of the degree of risk associated with the ability to receive purchase price upon demand ("demand feature"), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating. When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue's specific structural or credit features.

VMIG 1

         This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2

         This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3

         This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

                                      A-7


SG

         This designation denotes speculative-grade credit quality. Demand features rated in this category may supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

COMMERCIAL PAPER

         Moody's short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

         Moody's employs the following designations to indicate the relative repayment ability of rated issuers:

P-1

         Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

P-2

         Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3

         Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP

         Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note: Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

     Fitch Rating Services, Inc.-- A brief description of the applicable Fitch Rating Services, Inc. ("Fitch") ratings symbols and meanings (as published by Fitch) follows:

                                      A-8


LONG-TERM CREDIT RATINGS

         International Long-Term Credit Ratings are more commonly referred to as simply "Long-Term Ratings." The following scale applies to foreign currency and local currency ratings.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

AAA

         Highest credit quality. `AAA' ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA

         Very high credit quality. `AA' ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A

         High credit quality. `A' ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB

         Good credit quality. `BBB' ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment-grade category.

BB

         Speculative. `BB' ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

                                      A-9


B

         Highly speculative. `B' ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A `CC' rating indicates that default of some kind appears probable. `C' ratings signal imminent default.

DDD, DD, D

         Default. The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. `DDD' obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. `DD' indicates potential recoveries in the range of 50%-90% and `D' the lowest recovery potential, i.e., below 50%.

         Entities rated in this category have defaulted on some or all of their obligations. Entities rated `DDD' have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated `DD' and `D' are generally undergoing a formal reorganization or liquidation process; those rated `DD' are likely to satisfy a higher portion of their outstanding obligations, while entities rated `D' have a poor prospect of repaying all obligations.

SHORT-TERM CREDIT RATINGS

         International Short-Term Credit Ratings are more commonly referred to as simply "Short-Term Ratings." The following scale applies to foreign currency and local currency ratings.

         A short-term rating has a time horizon of less than 12 months for most obligations, or up to three years for U.S. public finance securities, and thus places greater emphasis on the liquidity necessary to meet financial commitments in a timely manner.

         International credit ratings assess the capacity to meet foreign or local currency commitments. Both foreign and local currency ratings are internationally comparable assessments. The local currency rating measures the probability of payment only within the sovereign state's currency and jurisdiction.

                                      A-10


F1

         Highest credit quality. Indicates the strongest capacity for timely payment of financial commitments; may have an added "+" to denote any exceptionally strong credit feature.

F2

         Good credit quality. A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

F3

         Fair credit quality. The capacity for timely payment of financial commitments is adequate; however, near-term adverse changes could result in a reduction to non-investment grade.

B

         Speculative. Minimal capacity for timely payment of financial commitments, plus vulnerability to near-term adverse changes in financial and economic conditions.

C

         High default risk. Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon a sustained, favorable business and economic environment.

D

         Default. Denotes actual or imminent payment default.

Notes to Long-term and Short-term ratings:

         "+" or "-" may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the 'AAA' Long-term rating category, to categories below 'CCC,' or to Short-term ratings other than 'F1'.

         'NR' indicates that Fitch does not rate the issuer or issue in question.

         'Withdrawn': A rating is withdrawn when Fitch deems the amount of information available to be inadequate for rating purposes, or when an obligation matures, is called, or refinanced.

         Rating Watch: Ratings are placed on Rating Watch to notify investors that there is a reasonable probability of a rating change and the likely direction of such change. These are designated as "Positive," indicating a potential upgrade, "Negative," for a potential downgrade, or "Evolving," if ratings may be raised, lowered or maintained. Rating Watch is typically resolved over a relatively short period.

                                      A-11


         A Rating Outlook indicates the direction a rating is likely to move over a one to two year period. Outlooks may be positive, stable, or negative. A positive or negative Rating Outlook does not imply a rating change is inevitable. Similarly, ratings for which outlooks are 'stable' could be downgraded before an outlook moves to positive or negative if circumstances warrant such an action. Occasionally, Fitch may be unable to identify the fundamental trend. In these cases, the Rating Outlook may be described as evolving.

                                   APPENDIX B

                            STONEBRIDGE ADVISORS, LLC
                             PROXY VOTING GUIDELINES

         Stonebridge Advisors, LLC (the "Adviser") may serve as investment adviser providing discretionary investment advisory services to open or closed-end investment companies (the "Funds"). As part of these services, the Adviser has full responsibility for proxy voting and related duties. In fulfilling these duties, the Adviser and Funds have adopted the following policies and procedures:

          1. It is the Adviser's policy to seek to ensure that proxies for securities held by a Fund are voted consistently and solely in the best economic interests of the respective Fund.

          2. The Adviser shall be responsible for the oversight of a Fund's proxy voting process and shall assign a senior member of its staff to be responsible for this oversight.

          3. The Adviser has engaged the services of Institutional Shareholder Services, Inc. ("ISS") to make recommendations to the Adviser on the voting of proxies related to securities held by a Fund. ISS provides voting recommendations based on established guidelines and practices. The Adviser has adopted these ISS Proxy Voting Guidelines.

          4. The Adviser shall review the ISS recommendations and generally will vote the proxies in accordance with such recommendations. Notwithstanding the foregoing, the Adviser may not vote in accordance with the ISS recommendations if the Adviser believes that the specific ISS recommendation is not in the best interests of the respective Fund.

          5. If the Adviser manages the assets or pension fund of a company and any of the Adviser's clients hold any securities in that company, the Adviser will vote proxies relating to such company's securities in accordance with the ISS recommendations to avoid any conflict of interest. In addition, if the Adviser has actual knowledge of any other type of material conflict of interest between itself and the respective Fund with respect to the voting of a proxy, the Adviser shall vote the applicable proxy in accordance with the ISS recommendations to avoid such conflict of interest.

          6. If a Fund requests the Adviser to follow specific voting guidelines or additional guidelines, the Adviser shall review the request and follow such guidelines, unless the Adviser determines that it is unable to follow such guidelines. In such case, the Adviser shall inform the Fund that it is not able to follow the Fund's request.

          7. The Adviser may have clients in addition to the Funds which have provided the Adviser with discretionary authority to vote proxies on their behalf. In such cases, the Adviser shall follow the same policies and procedures.

Dated:  May 20, 2006

ISS 2006 US PROXY VOTING GUIDELINES

                                     SUMMARY

[GRAPHIC OMITTED]

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ISS 2006 PROXY VOTING GUIDELINES SUMMARY
EFFECTIVE FOR MEETINGS FEB 1, 2006
UPDATED DEC 19, 2005

The following is a condensed version of the proxy voting recommendations contained in the ISS Proxy Voting Manual.

1. OPERATIONAL ITEMS                                                          6
     Adjourn Meeting                                                          6
     Amend Quorum Requirements                                                6
     Amend Minor Bylaws                                                       6
     Change Company Name                                                      6
     Change Date, Time, or Location of Annual Meeting                         6
     Ratifying Auditors                                                       6
     Transact Other Business                                                  6

2. BOARD OF DIRECTORS:                                                        7
     Voting on Director Nominees in Uncontested Elections                     7
     2006 Classification of Directors                                         9
     Age Limits                                                              10
     Board Size                                                              10
     Classification/Declassification of the Board                            10
     Cumulative Voting                                                       10
     Director and Officer Indemnification and Liability Protection           11
     Establish/Amend Nominee Qualifications                                  11
     Filling Vacancies/Removal of Directors                                  11
     Independent Chair (Separate Chair/CEO)                                  11
     Majority of Independent Directors/Establishment of Committees           12
     Majority Vote Shareholder Proposals                                     12
     Office of the Board                                                     13
     Open Access                                                             13
     Stock Ownership Requirements                                            13
     Term Limits                                                             13

3. PROXY CONTESTS                                                            14
     Voting for Director Nominees in Contested Elections                     14
     Reimbursing Proxy Solicitation Expenses                                 14
     Confidential Voting                                                     14

4.   ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES                         15
     Advance Notice Requirements for Shareholder Proposals/Nominations       15
     Amend Bylaws without Shareholder Consent                                15
     Poison Pills                                                            15
     Shareholder Ability to Act by Written Consent                           15
     Shareholder Ability to Call Special Meetings                            15
     Supermajority Vote Requirements                                         15

5.   MERGERS AND CORPORATE RESTRUCTURINGS                                    16
     Overall Approach                                                        16
     Appraisal Rights                                                        16
     Asset Purchases                                                         16
     Asset Sales                                                             17
     Bundled Proposals                                                       17
     Conversion of Securities                                                17
     Corporate Reorganization/Debt Restructuring/Prepackaged Bankruptcy
       Plans/Reverse Leveraged Buyouts/Wrap Plans                            17
     Formation of Holding Company                                            17
     Going Private Transactions (LBOs, Minority Squeezeouts, and Going Dark) 18
     Joint Ventures                                                          18
     Liquidations                                                            18
     Mergers and Acquisitions/ Issuance of Shares to Facilitate Merger
        or Acquisition                                                       18
     Private Placements/Warrants/Convertible Debentures                      18
     Spinoffs                                                                19
     Value Maximization Proposals                                            19

6. STATE OF INCORPORATION                                                    20
     Control Share Acquisition Provisions                                    20
     Control Share Cash-out Provisions                                       20
     Disgorgement Provisions                                                 20
     Fair Price Provisions                                                   20
     Freeze-out Provisions                                                   20
     Greenmail                                                               20
     Reincorporation Proposals                                               21
     Stakeholder Provisions                                                  21
     State Antitakeover Statutes                                             21

7. CAPITAL STRUCTURE                                                         22
     Adjustments to Par Value of Common Stock                                22
     Common Stock Authorization                                              22
     Dual-Class Stock                                                        22
     Issue Stock for Use with Rights Plan                                    22
     Preemptive Rights                                                       22
     Preferred Stock                                                         22
     Recapitalization                                                        23
     Reverse Stock Splits                                                    23
     Share Repurchase Programs                                               23
     Stock Distributions: Splits and Dividends                               23
     Tracking Stock                                                          23

8. EXECUTIVE AND DIRECTOR COMPENSATION                                       24
     Equity Compensation Plans                                               24
     Cost of Equity Plans                                                    24
     Repricing Provisions                                                    24

     Pay-for Performance Disconnect                                          24
     Three-Year Burn Rate/Burn Rate Commitment                               26
     Poor Pay Practices                                                      27
     Specific Treatment of Certain Award Types in Equity Plan Evaluations:   28
     Dividend Equivalent Rights                                              28
     Liberal Share Recycling Provisions                                      28
     Transferable Stock Option Awards                                        28
     Other Compensation Proposals and Policies                               28
     401(k) Employee Benefit Plans                                           28
     Director Compensation                                                   28
     Director Retirement Plans                                               29
     Disclosure of CEO Compensation-Tally Sheet                              29
     Employee Stock Ownership Plans (ESOPs)                                  30
     Employee Stock Purchase Plans-- Qualified Plans                         30
     Employee Stock Purchase Plans-- Non-Qualified Plans                     31
     Incentive Bonus Plans and Tax Deductibility Proposals (OBRA-Related     31
     Compensation Proposals)                                                 31
     Option Exchange Programs/Repricing Options                              31
     Stock Plans in Lieu of Cash                                             32
     Transfer Programs of Stock Options                                      32
     Shareholder Proposals on Compensation                                   32
     Disclosure/Setting Levels or Types of Compensation for
        Executives and Directors                                             32
     Option Expensing                                                        33
     Option Repricing                                                        33
     Pension Plan Income Accounting                                          33
     Performance-Based Awards                                                33
     Severance Agreements for Executives/Golden Parachutes                   33
     Supplemental Executive Retirement Plans (SERPs)                         33

9. CORPORATE RESPONSIBILITY                                                  34
     Consumer Issues and Public Safety                                       34
     Animal Rights                                                           34
     Drug Pricing                                                            34
     Drug Reimportation                                                      34
     Genetically Modified Foods                                              34
     Handguns                                                                35
     HIV/AIDS                                                                35
     Predatory Lending                                                       35
     Tobacco                                                                 36
     Toxic Chemicals                                                         36
     Environment and Energy                                                  37
     Arctic National Wildlife Refuge                                         37
     CERES Principles                                                        37
     Concentrated Area Feeding Operations (CAFOs)                            37
     Environmental-Economic Risk Report                                      37
     Environmental Reports                                                   37

     Global Warming                                                          37
     Kyoto Protocol Compliance                                               38
     Land Use                                                                38
     Nuclear Safety                                                          38
     Operations in Protected Areas                                           38
     Recycling                                                               38
     Renewable Energy                                                        38
     Sustainability Report                                                   39
     General Corporate Issues                                                39
     Charitable/Political Contributions                                      39
     Link Executive Compensation to Social Performance                       39
     Outsourcing/Offshoring                                                  40
     Labor Standards and Human Rights                                        40
     China Principles                                                        40
     Country-specific Human Rights Reports                                   40
     International Codes of Conduct/Vendor Standards                         40
     MacBride Principles                                                     41
     Military Business                                                       41
     Foreign Military Sales/Offsets                                          41
     Landmines and Cluster Bombs                                             41
     Nuclear Weapons                                                         41
     Operations in Nations Sponsoring Terrorism (e.g., Iran)                 42
     Spaced-Based Weaponization                                              42
     Workplace Diversity                                                     42
     Board Diversity                                                         42
     Equal Employment Opportunity (EEO)                                      42
     Glass Ceiling                                                           42
     Sexual Orientation                                                      43

10.  MUTUAL FUND PROXIES                                                     44
     Election of Directors                                                   44
     Converting Closed-end Fund to Open-end Fund                             44
     Proxy Contests                                                          44
     Investment Advisory Agreements                                          44
     Approving New Classes or Series of Shares                               44
     Preferred Stock Proposals                                               44
     1940 Act Policies                                                       44
     Changing a Fundamental Restriction to a Nonfundamental Restriction      45
     Change Fundamental Investment Objective to Nonfundamental               45
     Name Change Proposals                                                   45
     Change in Fund's Subclassification                                      45
     Disposition of Assets/Termination/Liquidation                           45
     Changes to the Charter Document                                         45
     Changing the Domicile of a Fund                                         46
     Authorizing the Board to Hire and Terminate Subadvisors Without
        Shareholder Approval                                                 46
     Distribution Agreements                                                 46

     Master-Feeder Structure                                                 46
     Mergers                                                                 46
     Shareholder Proposals for Mutual Funds                                  46
     Establish Director Ownership Requirement                                46
     Reimburse Shareholder for Expenses Incurred                             46
     Terminate the Investment Advisor                                        46

1. OPERATIONAL ITEMS

ADJOURN MEETING

Generally vote AGAINST proposals to provide management with the authority to adjourn an annual or special meeting absent compelling reasons to support the proposal.
Vote FOR proposals that relate specifically to soliciting votes for a merger or transaction if supporting that merger or transaction. Vote AGAINST proposals if the wording is too vague or if the proposal includes "other business."

AMEND QUORUM REQUIREMENTS

Vote AGAINST proposals to reduce quorum requirements for shareholder meetings below a majority of the shares outstanding unless there are compelling reasons to support the proposal.

AMEND MINOR BYLAWS

Vote FOR bylaw or charter changes that are of a housekeeping nature (updates or corrections).

CHANGE COMPANY NAME

Vote FOR proposals to change the corporate name.

CHANGE DATE, TIME, OR LOCATION OF ANNUAL MEETING

Vote FOR management proposals to change the date/time/location of the annual meeting unless the proposed change is unreasonable.
Vote AGAINST shareholder proposals to change the date/time/location of the annual meeting unless the current scheduling or location is unreasonable.

RATIFYING AUDITORS

Vote FOR proposals to ratify auditors, unless any of the following apply:

o An auditor has a financial interest in or association with the company, and is therefore not independent,

o There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company's financial position, or

o Fees for non-audit services ("Other" fees) are excessive.

Non-audit fees are excessive if:

Non-audit ("other") fees > audit fees + audit-related fees + tax compliance/preparation fees

Tax compliance and preparation include the preparation of original and amended tax returns, refund claims and tax payment planning. All other services in the tax category, such as tax advice, planning or consulting should be added to "Other" fees. If the breakout of tax fees cannot be determined, add all tax fees to "Other" fees.

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.
Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account the tenure of the audit firm, the length of rotation specified in the proposal, any significant audit-related issues at the company, the number of Audit Committee meetings held each year, the number of financial experts serving on the committee, and whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

TRANSACT OTHER BUSINESS

Vote AGAINST proposals to approve other business when it appears as voting item.

2. BOARD OF DIRECTORS:

VOTING ON DIRECTOR NOMINEES IN UNCONTESTED ELECTIONS

Vote CASE-BY-CASE on director nominees, examining, but not limited to, the following factors:

     o Composition of the board and key board committees;

     o Attendance at board and committee meetings;

     o Corporate governance provisions and takeover activity;

     o Disclosures under Section 404 of Sarbanes-Oxley Act;

     o Long-term company performance relative to a market and peer index;

     o Extent of the director's investment in the company;

     o Existence of related party transactions;

     o Whether the chairman is also serving as CEO;

     o Whether a retired CEO sits on the board;

     o Number of outside boards at which a director serves.

WITHHOLD from individual directors who:

     o Attend less than 75 percent of the board and committee meetings without a valid excuse (such as illness, service to the nation, work on behalf of the company);

     o Sit on more than six public company boards;

     o Are CEOs of public companies who sit on the boards of more than two public companies besides their own-- withhold only at their outside boards.

WITHHOLD from the entire board of directors, (excepting new nominees, who should be considered on a CASE-BY-CASE basis) if:

     o The company's poison pill has a dead-hand or modified dead-hand feature. Withhold every year until this feature is removed;

     o The board adopts or renews a poison pill without shareholder approval since the beginning of 2005, does not commit to putting it to shareholder vote within 12 months of adoption or reneges on a commitment to put the pill to a vote and has not yet been withheld from for this issue;

     o The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year;

     o The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years;

     o The board failed to act on takeover offers where the majority of the shareholders tendered their shares;

     o At the previous board election, any director received more than 50 percent withhold votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold rate;

     o A Russell 3000 company underperformed its industry group (GICS group). The test will consist of the bottom performers within each industry group
       (GICS) based on a weighted average TSR. The weightings are as follows: 20 percent weight on 1-year TSR; 30 percent weight on 3-year TSR; and 50 percent weight on 5-year TSR. Company's response to performance issues will be considered before withholding.

WITHHOLD from Inside Directors and Affiliated Outside Directors (per the Classification of Directors below) when:

     o The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

     o The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

     o The full board is less than majority independent.

WITHHOLD from the members of the Audit Committee if:

     o The non -audit fees paid to the auditor are excessive (see discussion under Ratifying Auditors);

     o A material weakness identified in the Section 404 Sarbanes-Oxley Act disclosures rises to a level of serious concern; there are chronic internal control issues and an absence of established effective control mechanisms.

WITHHOLD from the members of the Compensation Committee if:

     o There is a negative correlation between chief executive pay and company performance (see discussion under Equity Compensation Plans);

     o The company fails to submit one-time transfers of stock options to a shareholder vote;

     o The company fails to fulfill the terms of a burn rate commitment they made to shareholders;

     o The company has poor compensation practices, which include, but are not limited to:

         - Egregious employment contracts including excessive severance provisions;

         - Excessive perks that dominate compensation;

         - Huge bonus payouts without justifiable performance linkage;

         - Performance metrics that are changed during the performance period;

         - Egregious SERP (Supplemental Executive Retirement Plans) payouts;

         - New CEO with overly generous new hire package;

         - I Internal pay disparity;

         - Other excessive compensation payouts or poor pay practices at the company.

WITHHOLD from directors, individually or the entire board, for egregious actions or failure to replace management as appropriate.

2006 CLASSIFICATION OF DIRECTORS

--------------------------------------------------------------------------------
INSIDE DIRECTOR (I)

     o Employee of the company or one of its affiliates; (1)

     o Non-employee officer of the company if among the five most highly paid individuals (excluding interim CEO);

     o Listed as a Section 16 officer; (2)

     o Current interim CEO;

     o Beneficial owner of more than 50 percent of the company's voting power (this may be aggregated if voting power is distributed among more than one member of a defined group).

AFFILIATED OUTSIDE DIRECTOR (AO)

     o Board attestation that an outside director is not independent;

     o Former CEO of the company;

     o Former CEO of an acquired company within the past five years;

     o Former interim CEO if the service was longer than 18 months. If the service was between twelve and eighteen months an assessment of the interim CEO's employment agreement will be made;(3)

     o Former executive of the company, an affiliate or an acquired firm within the past five years;

     o Executive of a former parent or predecessor firm at the time the company was sold or split off from the parent/predecessor within the past five years;

     o Executive, former executive, general or limited partner of a joint venture or partnership with the company;

     o Relative4 of a current employee of company or its affiliates;

     o Relative(4) of former executive, including CEO, of company or its affiliate within the last five years;

     o Currently provides (or a relative provides) professional services directly to the company, to an affiliate of the company or an individual officer of the company or one of its affiliates;

     o Employed by (or a relative is employed by) a significant customer or supplier; (5)

     o Has (or a relative has) any transactional relationship with the company or its affiliates excluding investments in the company through a private placement; (5)

     o Any material financial tie or other related party transactional relationship to the company;

     o Party to a voting agreement to vote in line with management on proposals being brought to shareholder vote;

     o Has (or a relative has) an interlocking relationship as defined by the SEC involving members of the board of directors or its Compensation and Stock Option Committee; (6)

     o Founder 7 of the company but not currently an employee;

     o Is (or a relative is) a trustee, director or employee of a charitable or non-profit organization that receives grants or endowments5 from the company or its affiliates. (1)

INDEPENDENT OUTSIDE DIRECTOR (IO)


     o No material 8 connection to the company other than a board seat.

FOOTNOTES:

     1 "Affiliate" includes a subsidiary, sibling company, or parent company.
       ISS uses 50 percent control ownership by the parent company as the standard for applying its affiliate designation.

     2 "Executives" (officers subject to Section 16 of the Securities and
       Exchange Act of 1934) include the chief executive, operating, financial, legal, technology, and accounting officers of a company (including the president, treasurer, secretary, controller, or any vice president in charge of a principal business unit, division or policy function).

     3 ISS will look at the terms of the interim CEO's employment contract to determine if it contains severance pay, longterm health and pension benefits or other such standard provisions typically contained in contracts of permanent, non-temporary CEOs. ISS will also consider if a formal search process was underway for a full-time CEO at the time.

     4 "Relative" follows the NYSE definition of "immediate family members" which covers: spouses, parents, children, siblings, in-laws, and anyone sharing the director's home.

     5 If the company makes or receives annual payments exceeding the greater of $200,000 or five percent of the recipient's gross revenues. (The recipient is the party receiving the financial proceeds from the transaction).

     6 Interlocks include: (a) executive officers serving as directors on each other's compensation or similar committees (or, in the absence of such a committee, on the board) or (b) executive officers sitting on each other's boards and at least one serves on the other's compensation or similar committees (or, in the absence of such a committee, on the board).

     7 The operating involvement of the Founder with the company will be considered. Little to no operating involvement may cause ISS to deem the Founder as an independent outsider.

     8 For purposes of ISS' director independence classification, "material"
       will be defined as a standard of relationship (financial, personal or otherwise) that a reasonable person might conclude could potentially influence one's objectivity in the boardroom in a manner that would have a meaningful impact on an individual's ability to satisfy requisite fiduciary standards on behalf of shareholders.
--------------------------------------------------------------------------------

AGE LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through mandatory retirement ages.

BOARD SIZE

Vote FOR proposals seeking to fix the board size or designate a range for the board size.

Vote AGAINST proposals that give management the ability to alter the size of the board outside of a specified range without shareholder approval.

CLASSIFICATION/DECLASSIFICATION OF THE BOARD

Vote AGAINST proposals to classify the board.

Vote FOR proposals to repeal classified boards and to elect all directors annually.

CUMULATIVE VOTING

Generally vote AGAINST proposals to eliminate cumulative voting. Vote CASE-BY-CASE if the company has in place one of the three corporate governance structures that are listed below.

Vote CASE-BY-CASE on proposals to restore or permit cumulative voting. If one of these three structures is present, vote AGAINST the proposal:

     o the presence of a majority threshold voting standard;

     o a proxy access provision in the company's bylaws or governance documents; or

     o a counterbalancing governance structure coupled with acceptable relative performance.

The counterbalancing governance structure coupled with acceptable relative performance should include all of the following:

     o Annually elected board;

     o Two-thirds of the board composed of independent directors;

     o Nominating committee composed solely of independent directors;

     o Confidential voting; however, there may be a provision for suspending confidential voting during proxy contests;

     o Ability of shareholders to call special meetings or act by written consent with 90 days' notice;

     o Absence of superior voting rights for one or more classes of stock;

     o Board does not have the right to change the size of the board beyond a stated range that has been approved by shareholders;

     o The company has not under-performed its peers and index on a one-year and three-year basis, unless there has been a change in the CEO position within the last three years;

     o No director received WITHHOLD votes of 35% or more of the votes cast in the previous election.

DIRECTOR AND OFFICER INDEMNIFICATION AND LIABILITY PROTECTION

Vote CASE-BY-CASE on proposals on director and officer indemnification and liability protection using Delaware law as the standard.

Vote AGAINST proposals to eliminate entirely directors' and officers' liability for monetary damages for violating the duty of care.

Vote AGAINST indemnification proposals that would expand coverage beyond just legal expenses to acts, such as negligence, that are more serious violations of fiduciary obligation than mere carelessness.

Vote FOR only those proposals providing such expanded coverage in cases when a director's or officer's legal defense was unsuccessful if both of the following apply:

   o The director was found to have acted in good faith and in a manner that he reasonably believed was in the best interests of the company; and

   o If only the director's legal expenses would be covered.

ESTABLISH/AMEND NOMINEE QUALIFICATIONS

Vote CASE-BY-CASE on proposals that establish or amend director qualifications. Votes should be based on how reasonable the criteria are and to what degree they may preclude dissident nominees from joining the board.

Vote AGAINST shareholder proposals requiring two candidates per board seat.

FILLING VACANCIES/REMOVAL OF DIRECTORS

Vote AGAINST proposals that provide that directors may be removed only for cause.

Vote FOR proposals to restore shareholders' ability to remove directors with or without cause.

Vote AGAINST proposals that provide that only continuing directors may elect replacements to fill board vacancies.

Vote FOR proposals that permit shareholders to elect directors to fill board vacancies.

INDEPENDENT CHAIR (SEPARATE CHAIR/CEO)

Generally vote FOR shareholder proposals requiring the position of chair be filled by an independent director unless there are compelling reasons to recommend against the proposal, such as a counterbalancing governance structure. This should include all of the following:

     o Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) At a minimum these should include:

         - Presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors,

         - Serves as liaison between the chairman and the independent directors,

         - Approves information sent to the board,

         - Approves meeting agendas for the board,

         - Approves meetings schedules to assure that there is sufficient time for discussion of all agenda items,

         - Has the authority to call meetings of the independent directors,

         - If requested by major shareholders, ensures that he is available for consultation and direct communication;

     o Two-thirds independent board;

     o All-independent key committees;

     o Established governance guidelines;

     o The company does not under-perform its peers.

MAJORITY OF INDEPENDENT DIRECTORS/ESTABLISHMENT OF COMMITTEES

Vote FOR shareholder proposals asking that a majority or more of directors be independent unless the board composition already meets the proposed threshold by ISS's definition of independence.

Vote FOR shareholder proposals asking that board audit, compensation, and/or nominating committees be composed exclusively of independent directors if they currently do not meet that standard.

MAJORITY VOTE SHAREHOLDER PROPOSALS

Generally vote FOR reasonably crafted shareholders proposals calling for directors to be elected with an affirmative majority of votes cast and/or the elimination of the plurality standard for electing directors (including binding resolutions requesting that the board amend the company's bylaws), provided the proposal includes a carve-out for a plurality voting standard when there are more director nominees than board seats (e.g. contested elections).

Consider voting AGAINST the shareholder proposal if the company has adopted formal corporate governance principles that present a meaningful alternative to the majority voting standard and provide an adequate response to both new nominees as well as incumbent nominees who fail to receive a majority of votes cast.

Policies should address the specific circumstances at each company. At a minimum, a company's policy should articulate the following elements to adequately address each director nominee who fails to receive an affirmative of majority of votes cast in an election:

   o Established guidelines disclosed annually in the proxy statement concerning the process to follow for nominees who receive majority withhold votes;

   o The policy needs to outline a clear and reasonable timetable for all decision-making regarding the nominee's status;

   o The policy needs to specify that the process of determining the nominee's status will be managed by independent directors and must exclude the nominee in question;

   o An outline of a range of remedies that can be considered concerning the nominee needs to be in the policy (for example, acceptance of the resignation, maintaining the director but curing the underlying causes of the withheld votes, etc.);

   o The final decision on the nominee's status should be promptly disclosed via an SEC filing. The policy needs to include the timeframe in which the decision will be disclosed and a full explanation of how the decision was reached.

In addition, the company should articulate to shareholders why this alternative to a full majority threshold voting standard is the best structure at this time for demonstrating accountability to shareholders. Also evaluate the company's history of accountability to shareholders in its governance structure and in its actions. In particular, a classified board structure or a history of ignoring majority supported shareholder proposals will be considered at a company which receives a shareholder proposal requesting the elimination of plurality voting in favor of majority threshold for electing directors.

OFFICE OF THE BOARD

Generally vote FOR shareholders proposals requesting that the board establish an Office of the Board of Directors in order to facilitate direct communications between shareholders and non-management directors, unless the company has all of the following:

     o Established a communication structure that goes beyond the exchange requirements to facilitate the exchange of information between shareholders and members of the board;

     o Effectively disclosed information with respect to this structure to its shareholders;

     o Company has not ignored majority supported shareholder proposals or a majority WITHHOLD on a director nominee; and

     o The company has an independent chairman or a lead/presiding director, according to ISS' definition. This individual must be made available for periodic consultation and direct communication with major shareholders.

OPEN ACCESS

Generally vote FOR reasonably crafted shareholder proposals providing shareholders with the ability to nominate director candidates to be included on management's proxy card, provided the proposal substantially mirrors the SEC's proposed two-trigger formulation (see the proposed "Security Holder Director Nominations" rule (http://www.sec.gov/rules/proposed/34-48626.htm) or ISS' comment letter to the SEC dated 6/13/2003, available on ISS website under Governance Center- ISS Position Papers).

STOCK OWNERSHIP REQUIREMENTS

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While stock ownership on the part of directors is desired, the company should determine the appropriate ownership requirement.

Vote CASE-BY-CASE on shareholder proposals asking that the company adopt a holding or retention period for its executives (for holding stock after the vesting or exercise of equity awards), taking into account any stock ownership requirements or holding period/retention ratio already in place and the actual ownership level of executives.

TERM LIMITS

Vote AGAINST shareholder or management proposals to limit the tenure of outside directors through term limits. However, scrutinize boards where the average tenure of all directors exceeds 15 years for independence from management and for sufficient turnover to ensure that new perspectives are being added to the board.

3. PROXY CONTESTS

VOTING FOR DIRECTOR NOMINEES IN CONTESTED ELECTIONS

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

     o Long-term financial performance of the target company relative to its industry;

     o Management's track record;

     o Background to the proxy contest;

     o Qualifications of director nominees (both slates);

     o Strategic plan of dissident slate and quality of critique against management;

     o Likelihood that the proposed goals and objectives can be achieved (both slates);

     o Stock ownership positions.

REIMBURSING PROXY SOLICITATION EXPENSES

Vote CASE-BY-CASE on proposals to reimburse proxy solicitation expenses. When voting in conjunction with support of a dissident slate, vote FOR the reimbursement of all appropriate proxy solicitation expenses associated with the election.

CONFIDENTIAL VOTING

Vote FOR shareholder proposals requesting that corporations adopt confidential voting, use independent vote tabulators, and use independent inspectors of election, as long as the proposal includes a provision for proxy contests as follows: In the case of a contested election, management should be permitted to request that the dissident group honor its confidential voting policy. If the dissidents agree, the policy remains in place. If the dissidents will not agree, the confidential voting policy is waived.

Vote FOR management proposals to adopt confidential voting.

4. ANTITAKEOVER DEFENSES AND VOTING RELATED ISSUES

ADVANCE NOTICE REQUIREMENTS FOR SHAREHOLDER PROPOSALS/NOMINATIONS

Votes on advance notice proposals are determined on a CASE-BY-CASE basis, giving support to those proposals which allow shareholders to submit proposals as close to the meeting date as reasonably possible and within the broadest window possible.

AMEND BYLAWS WITHOUT SHAREHOLDER CONSENT

Vote AGAINST proposals giving the board exclusive authority to amend the bylaws. Vote FOR proposals giving the board the ability to amend the bylaws in addition to shareholders.

POISON PILLS

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

   o Shareholders have approved the adoption of the plan; or

   o The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e. the "fiduciary out" provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within twelve months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

Vote FOR shareholder proposals calling for poison pills to be put to a vote within a time period of less than one year after adoption. If the company has no non-shareholder approved poison pill in place and has adopted a policy with the provisions outlined above, vote AGAINST the proposal. If these conditions are not met, vote FOR the proposal, but with the caveat that a vote within twelve months would be considered sufficient.

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

     o No lower than a 20% trigger, flip-in or flip-over;

     o A term of no more than three years;

     o No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

     o Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, ten percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

SHAREHOLDER ABILITY TO ACT BY WRITTEN CONSENT

Vote AGAINST proposals to restrict or prohibit shareholder ability to take action by written consent.

Vote FOR proposals to allow or make easier shareholder action by written consent.

SHAREHOLDER ABILITY TO CALL SPECIAL MEETINGS

Vote AGAINST proposals to restrict or prohibit shareholder ability to call special meetings.

Vote FOR proposals that remove restrictions on the right of shareholders to act independently of management.

SUPERMAJORITY VOTE REQUIREMENTS

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR proposals to lower supermajority vote requirements.



5. MERGERS AND CORPORATE RESTRUCTURINGS
OVERALL APPROACH

For mergers and acquisitions, review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

   o Valuation - Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

   o Market reaction - How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

   o Strategic rationale - Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

   o Negotiations and process - Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

   o Conflicts of interest - Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The CIC figure presented in the "ISS Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

   o Governance - Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

APPRAISAL RIGHTS

Vote FOR proposals to restore, or provide shareholders with, rights of appraisal.

ASSET PURCHASES

Vote CASE-BY-CASE on asset purchase proposals, considering the following factors:

     o Purchase price;

     o Fairness opinion;

     o Financial and strategic benefits;

     o How the deal was negotiated;

     o Conflicts of interest;

     o Other alternatives for the business;

     o Non-completion risk.

ASSET SALES

Vote CASE-BY-CASE on asset sales, considering the following factors:

     o Impact on the balance sheet/working capital;

     o Potential elimination of diseconomies;

     o Anticipated financial and operating benefits;

     o Anticipated use of funds;

     o Value received for the asset;

     o Fairness opinion;

     o How the deal was negotiated;

     o Conflicts of interest.

BUNDLED PROPOSALS

Vote CASE-BY-CASE on bundled or "conditional" proxy proposals. In the case of items that are conditioned upon each other, examine the benefits and costs of the packaged items. In instances when the joint effect of the conditioned items is not in shareholders' best interests, vote AGAINST the proposals. If the combined effect is positive, support such proposals.

CONVERSION OF SECURITIES

Vote CASE-BY-CASE on proposals regarding conversion of securities. When evaluating these proposals the investor should review the dilution to existing shareholders, the conversion price relative to market value, financial issues, control issues, termination penalties, and conflicts of interest.

Vote FOR the conversion if it is expected that the company will be subject to onerous penalties or will be forced to file for bankruptcy if the transaction is not approved.

CORPORATE REORGANIZATION/DEBT RESTRUCTURING/PREPACKAGED BANKRUPTCY PLANS/REVERSE LEVERAGED BUYOUTS/WRAP PLANS

Vote CASE-BY-CASE on proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan, taking into consideration the following:

     o Dilution to existing shareholders' position;

     o Terms of the offer;

     o Financial issues;

     o Management's efforts to pursue other alternatives;

     o Control issues;

     o Conflicts of interest.

Vote FOR the debt restructuring if it is expected that the company will file for bankruptcy if the transaction is not approved.

FORMATION OF HOLDING COMPANY

Vote CASE-BY-CASE on proposals regarding the formation of a holding company, taking into consideration the following:

     o The reasons for the change;

     o Any financial or tax benefits;

     o Regulatory benefits;

     o Increases in capital structure;

     o Changes to the articles of incorporation or bylaws of the company.

   Absent compelling financial reasons to recommend the transaction, vote AGAINST the formation of a holding company if the transaction would include either of the following:

     o Increases in common or preferred stock in excess of the allowable maximum (see discussion under "Capital Structure");

     o Adverse changes in shareholder rights.

GOING PRIVATE TRANSACTIONS (LBOS, MINORITY SQUEEZEOUTS, AND GOING DARK)

Vote CASE-BY-CASE on going private transactions, taking into account the following: offer price/premium, fairness opinion, how the deal was negotiated, conflicts of interest, other alternatives/offers considered, and non-completion risk.

Vote CASE-BY-CASE on "going dark" transactions, determining whether the transaction enhances shareholder value by taking into consideration:

     o Whether the company has attained benefits from being publicly-traded (examination of trading volume, liquidity, and market research of the stock);

     o Cash-out value;

     o Whether the interests of continuing and cashed-out shareholders are balanced; and o The market reaction to public announcement of transaction.

JOINT VENTURES

Vote CASE-BY-CASE on proposals to form joint ventures, taking into account the following:

     o Percentage of assets/business contributed;

     o Percentage ownership;

     o Financial and strategic benefits;

     o Governance structure;

     o Conflicts of interest;

     o Other alternatives;

     o Noncompletion risk.

LIQUIDATIONS

Vote CASE-BY-CASE on liquidations, taking into account the following:

     o Management's efforts to pursue other alternatives;

     o Appraisal value of assets; and

     o The compensation plan for executives managing the liquidation.

Vote FOR the liquidation if the company will file for bankruptcy if the proposal is not approved.

MERGERS AND ACQUISITIONS/ISSUANCE OF SHARES TO FACILITATE MERGER OR ACQUISITION

Vote CASE-BY-CASE on mergers and acquisitions, determining whether the transaction enhances shareholder value by giving consideration to items listed under "Mergers and Corporate Restructurings: Overall Approach."

PRIVATE PLACEMENTS/WARRANTS/CONVERTIBLE DEBENTURES

Vote CASE-BY-CASE on proposals regarding private placements, taking into consideration:

     o Dilution to existing shareholders' position;

     o Terms of the offer;

     o Financial issues;

     o Management's efforts to pursue other alternatives;

     o Control issues;

     o Conflicts of interest.

Vote FOR the private placement if it is expected that the company will file for bankruptcy if the transaction is not approved.

SPINOFFS

Vote CASE-BY-CASE on spin-offs, considering:

     o Tax and regulatory advantages;

     o Planned use of the sale proceeds;

     o Valuation of spinoff;

     o Fairness opinion;

     o Benefits to the parent company;

     o Conflicts of interest;

     o Managerial incentives;

     o Corporate governance changes;

     o Changes in the capital structure.

VALUE MAXIMIZATION PROPOSALS

Vote CASE-BY-CASE on shareholder proposals seeking to maximize shareholder value by hiring a financial advisor to explore strategic alternatives, selling the company or liquidating the company and distributing the proceeds to shareholders. These proposals should be evaluated based on the following factors:

     o Prolonged poor performance with no turnaround in sight;

     o Signs of entrenched board and management;

     o Strategic plan in place for improving value;

     o Likelihood of receiving reasonable value in a sale or dissolution; and

     o Whether company is actively exploring its strategic options, including retaining a financial advisor.

6. STATE OF INCORPORATION
CONTROL SHARE ACQUISITION PROVISIONS

Control share acquisition statutes function by denying shares their voting rights when they contribute to ownership in excess of certain thresholds. Voting rights for those shares exceeding ownership limits may only be restored by approval of either a majority or supermajority of disinterested shares. Thus, control share acquisition statutes effectively require a hostile bidder to put its offer to a shareholder vote or risk voting disenfranchisement if the bidder continues buying up a large block of shares.

Vote FOR proposals to opt out of control share acquisition statutes unless doing so would enable the completion of a takeover that would be detrimental to shareholders.

Vote AGAINST proposals to amend the charter to include control share acquisition provisions.

Vote FOR proposals to restore voting rights to the control shares.

CONTROL SHARE CASH-OUT PROVISIONS

Control share cash-out statutes give dissident shareholders the right to "cash-out" of their position in a company at the expense of the shareholder who has taken a control position. In other words, when an investor crosses a preset threshold level, remaining shareholders are given the right to sell their shares to the acquirer, who must buy them at the highest acquiring price.

Vote FOR proposals to opt out of control share cash-out statutes.

DISGORGEMENT PROVISIONS

Disgorgement provisions require an acquirer or potential acquirer of more than a certain percentage of a company's stock to disgorge, or pay back, to the company any profits realized from the sale of that company's stock purchased 24 months before achieving control status. All sales of company stock by the acquirer occurring within a certain period of time (between 18 months and 24 months) prior to the investor's gaining control status are subject to these recapture-of-profits provisions.

Vote FOR proposals to opt out of state disgorgement provisions.

FAIR PRICE PROVISIONS

Vote CASE-BY-CASE on proposals to adopt fair price provisions (provisions that stipulate that an acquirer must pay the same price to acquire all shares as it paid to acquire the control shares), evaluating factors such as the vote required to approve the proposed acquisition, the vote required to repeal the fair price provision, and the mechanism for determining the fair price.

Generally, vote AGAINST fair price provisions with shareholder vote requirements greater than a majority of disinterested shares.

FREEZE-OUT PROVISIONS

Vote FOR proposals to opt out of state freeze-out provisions. Freeze-out provisions force an investor who surpasses a certain ownership threshold in a company to wait a specified period of time before gaining control of the company.

GREENMAIL

Greenmail payments are targeted share repurchases by management of company stock from individuals or groups seeking control of the company. Since only the hostile party receives payment, usually at a substantial premium over the market value of its shares, the practice discriminates against all other shareholders.

Vote FOR proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company's ability to make greenmail payments.

Vote CASE-BY-CASE on anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

REINCORPORATION PROPOSALS

Vote CASE-BY-CASE on proposals to change a company's state of incorporation, taking into consideration both financial and corporate governance concerns, including the reasons for reincorporating, a comparison of the governance provisions, comparative economic benefits, and a comparison of the jurisdictional laws.

Vote FOR re-incorporation when the economic factors outweigh any neutral or negative governance changes.

STAKEHOLDER PROVISIONS

Vote AGAINST proposals that ask the board to consider non-shareholder constituencies or other non-financial effects when evaluating a merger or business combination.

STATE ANTITAKEOVER STATUTES

Vote CASE-BY-CASE on proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freezeout provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions, and disgorgement provisions).

7. CAPITAL STRUCTURE

ADJUSTMENTS TO PAR VALUE OF COMMON STOCK

Vote FOR management proposals to reduce the par value of common stock.

COMMON STOCK AUTHORIZATION

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance using a model developed by ISS.

Vote FOR proposals to approve increases beyond the allowable increase when a company's shares are in danger of being delisted or if a company's ability to continue to operate as a going concern is uncertain.

In addition, for capital requests less than or equal to 300 percent of the current authorized shares that marginally fail the calculated allowable cap (i.e., exceed the allowable cap by no more than 5 percent), on a CASE-BY-CASE basis, vote FOR the increase based on the company's performance and whether the company's ongoing use of shares has shown prudence. Factors should include, at a minimum, the following:

     o Rationale;

     o Good performance with respect to peers and index on a five-year total shareholder return basis;

     o Absence of non-shareholder approved poison pill;

     o Reasonable equity compensation burn rate;

     o No non-shareholder approved pay plans; and

     o Absence of egregious equity compensation practices.

DUAL-CLASS STOCK

Vote AGAINST proposals to create a new class of common stock with superior voting rights.

Vote AGAINST proposals at companies with dual-class capital structures to increase the number of authorized shares of the class of stock that has superior voting rights.

Vote FOR proposals to create a new class of nonvoting or sub-voting common stock if:

     o It is intended for financing purposes with minimal or no dilution to current shareholders;

     o It is not designed to preserve the voting power of an insider or significant shareholder.

ISSUE STOCK FOR USE WITH RIGHTS PLAN

Vote AGAINST proposals that increase authorized common stock for the explicit purpose of implementing a non-shareholder approved shareholder rights plan (poison pill).

PREEMPTIVE RIGHTS

Vote CASE-BY-CASE on shareholder proposals that seek preemptive rights, taking into consideration: the size of a company, the characteristics of its shareholder base, and the liquidity of the stock.

PREFERRED STOCK

Vote AGAINST proposals authorizing the creation of new classes of preferred stock with unspecified voting, conversion, dividend distribution, and other rights ("blank check" preferred stock).

Vote FOR proposals to create "declawed" blank check preferred stock (stock that cannot be used as a takeover defense).

Vote FOR proposals to authorize preferred stock in cases where the company specifies the voting, dividend, conversion, and other rights of such stock and the terms of the preferred stock appear reasonable.

Vote AGAINST proposals to increase the number of blank check preferred stock authorized for issuance when no shares have been issued or reserved for a specific purpose.

Vote CASE-BY-CASE on proposals to increase the number of blank check preferred shares after analyzing the number of preferred shares available for issue given a company's industry and performance in terms of shareholder returns.

RECAPITALIZATION

Vote CASE-BY-CASE on recapitalizations (reclassifications of securities), taking into account the following:

     o More simplified capital structure;

     o Enhanced liquidity;

     o Fairness of conversion terms;

     o Impact on voting power and dividends;

     o Reasons for the reclassification;

     o Conflicts of interest; and

     o Other alternatives considered.

REVERSE STOCK SPLITS

Vote FOR management proposals to implement a reverse stock split when the number of authorized shares will be proportionately reduced.

Vote FOR management proposals to implement a reverse stock split to avoid delisting.

Vote CASE-BY-CASE on proposals to implement a reverse stock split that do not proportionately reduce the number of shares authorized for issue based on the allowable increased calculated using the Capital Structure model.

SHARE REPURCHASE PROGRAMS

Vote FOR management proposals to institute open-market share repurchase plans in which all shareholders may participate on equal terms.

STOCK DISTRIBUTIONS: SPLITS AND DIVIDENDS

Vote FOR management proposals to increase the common share authorization for a stock split or share dividend, provided that the increase in authorized shares would not result in an excessive number of shares available for issuance as determined using a model developed by ISS.

TRACKING STOCK

Vote CASE-BY-CASE on the creation of tracking stock, weighing the strategic value of the transaction against such factors as:

     o Adverse governance changes;

     o Excessive increases in authorized capital stock;

     o Unfair method of distribution;

     o Diminution of voting rights;

     o Adverse conversion features;

     o Negative impact on stock option plans; and

     o Alternatives such as spin-off.

8. EXECUTIVE AND DIRECTOR COMPENSATION
EQUITY COMPENSATION PLANS

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

     o The total cost of the company's equity plans is unreasonable;

     o The plan expressly permits the repricing of stock options without prior shareholder approval;

     o There is a disconnect between CEO pay and the company's performance;

     o The company's three year burn rate exceeds the greater of 2% and the mean plus 1 standard deviation of its industry group; or

     o The plan is a vehicle for poor pay practices.

Each of these factors is further described below:

COST OF EQUITY PLANS

Generally, vote AGAINST equity plans if the cost is unreasonable. For non-employee director plans, vote FOR the plan if certain factors are met (see Director Compensation section).

The cost of the equity plans is expressed as Shareholder Value Transfer (SVT), which is measured using a binomial option pricing model that assesses the amount of shareholders' equity flowing out of the company to employees and directors. SVT is expressed as both a dollar amount and as a percentage of market value, and includes the new shares proposed, shares available under existing plans, and shares granted but unexercised. All award types are valued. For omnibus plans, unless limitations are placed on the most expensive types of awards (for example, full value awards), the assumption is made that all awards to be granted will be the most expensive types. See discussion of specific types of awards.

The Shareholder Value Transfer is reasonable if it falls below the company-specific allowable cap. The allowable cap is determined as follows: The top quartile performers in each industry group (using the Global Industry Classification Standard GICS) are identified. Benchmark SVT levels for each industry are established based on these top performers' historic SVT. Regression analyses are run on each industry group to identify the variables most strongly correlated to SVT. The benchmark industry SVT level is then adjusted upwards or downwards for the specific company by plugging the company-specific performance measures, size and cash compensation into the industry cap equations to arrive at the company's allowable cap.

REPRICING PROVISIONS

Vote AGAINST plans that expressly permit the repricing of stock options without prior shareholder approval, even if the cost of the plan is reasonable.

Vote AGAINST plans if the company has a history of repricing options without shareholder approval, and the applicable listing standards would not preclude them from doing so.

PAY-FOR PERFORMANCE DISCONNECT Generally vote AGAINST plans in which:

     o there is a disconnect between the CEO's pay and company performance (an increase in pay and a decrease in performance);

     o the main source of the pay increase (over half) is equity-based, and

     o the CEO is a participant of the equity proposal.

Performance decreases are based on negative one- and three-year total shareholder returns. CEO pay increases are based on the CEO's total direct compensation (salary, cash bonus, present value of stock options, face value of restricted stock, face value of long-term incentive plan payouts, and all other compensation) increasing over the previous year.

WITHHOLD votes from the Compensation Committee members when the company has a pay for performance disconnect.

On a CASE-BY-CASE basis, vote for equity plans and FOR compensation committee members with a pay-for-performance disconnect if compensation committee members can present strong and compelling evidence of improved committee performance. This evidence must go beyond the usual compensation committee report disclosure. This additional evidence necessary includes all of the following:

   o The compensation committee has reviewed all components of the CEO's compensation, including the following:

         - Base salary, bonus, long-term incentives;

         - Accumulative realized and unrealized stock option and restricted stock gains;

         - Dollar value of perquisites and other personal benefits to the CEO and the total cost to the company;

         - Earnings and accumulated payment obligations under the company's nonqualified deferred compensation program;

         - Actual projected payment obligations under the company's supplemental executive retirement plan (SERPs).

A tally sheet setting forth all the above components was prepared and reviewed affixing dollar amounts under the various payout scenarios. (A complete breakdown of pay components also can be found in Disclosure of CEO Compensation
- Tally Sheet.)

   o A tally sheet with all the above components should be disclosed for the following termination scenarios:

         - Payment if termination occurs within 12 months: $_____;

         - Payment if "not for cause" termination occurs within 12 months:
           $_____;

         - Payment if "change of control" termination occurs within 12 months:
           $_____.

   o The compensation committee is committed to providing additional information on the named executives' annual cash bonus program and/or long-term incentive cash plan for the current fiscal year. The compensation committee will provide full disclosure of the qualitative and quantitative performance criteria and hurdle rates used to determine the payouts of the cash program. From this disclosure, shareholders will know the minimum level of performance required for any cash bonus to be delivered, as well as the maximum cash bonus payable for superior performance.

     The repetition of the compensation committee report does not meet ISS' requirement of compelling and strong evidence of improved disclosure. The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the annual cash bonus and/or long-term incentive cash plan based on the additional disclosure.

   o The compensation committee is committed to granting a substantial portion of performance-based equity awards to the named executive officers. A substantial portion of performance-based awards would be at least 50 percent of the shares awarded to each of the named executive officers. Performance-based equity awards are earned or paid out based on the achievement of company performance targets. The company will disclose the details of the performance criteria (e.g., return on equity) and the hurdle rates (e.g., 15 percent) associated with the performance targets. From this disclosure, shareholders will know the minimum level of performance required for any equity grants to be made. The performance-based equity awards do not refer to non-qualified stock options1 or performance-accelerated grants.2 Instead, performance-based equity awards are performance-contingent grants where the individual will not receive the equity grant by not meeting the target performance and vice versa.

The level of transparency and disclosure is at the highest level where shareholders can understand the mechanics of the performance-based equity awards based on the additional disclosure.

   o The compensation committee has the sole authority to hire and fire outside compensation consultants. The role of the outside compensation consultant is to assist the compensation committee to analyze executive pay packages or contracts and understand the company's financial measures.

THREE-YEAR BURN RATE/BURN RATE COMMITMENT

Generally vote AGAINST plans if the company's most recent three-year burn rate exceeds one standard deviation in excess of the industry mean (per the following Burn Rate Table) and is over two percent of common shares outstanding. The three-year burn rate policy does not apply to non-employee director plans unless outside directors receive a significant portion of shares each year.

However, vote FOR equity plans if the company fails this burn rate test but the company commits in a public filing to a three-year average burn rate equal to its GICS group burn rate mean plus one standard deviation, assuming all other conditions for voting FOR the plan have been met. If a company fails to fulfill its burn rate commitment, vote to WITHHOLD from the compensation committee.

------------------------
1 Non-qualified stock options are not performance-based awards unless the grant or the vesting of the stock options is tied to the achievement of a pre-determined and disclosed performance measure. A rising stock market will generally increase share prices of all companies, despite of the company's underlying performance.

2 Performance-accelerated grants are awards that vest earlier based on the achievement of a specified measure. However, these grants will ultimately vest over time even without the attainment of the goal(s).



2006 PROXY SEASON BURN RATE TABLE

                                                       RUSSELL 3000                  NON-RUSSELL 3000
                                                        STANDARD                          STANDARD
GICS               DESCRIPTION                  MEAN    DEVIATION   MEAN+STDEV    MEAN    DEVIATION    MEAN+STDEV
1010               Energy                       1.53%    0.96%       2.50%      2.03%      2.53%        4.56%
1510               Materials                    1.37%    0.74%       2.11%      2.15%      2.01%        4.16%
2010               Capital Goods                1.84%    1.09%       2.93%      2.74%      2.63%        5.37%
2020               Commercial Services &        2.73%    1.60%       4.33%      3.43%      4.18%        7.61%
                   Supplies
2030               Automobiles & Components 1    .97%    1.27%       3.24%      2.23%      2.29%        4.51%
2520               Consumer Durables & Apparel  2.04%    1.22%       3.26%      2.86%      2.48%        5.35%
2530               Hotels Restaurants &         2.22%    1.09%       3.31%      2.71%      2.46%        5.17%
                   Leisure
2540               Media                        2.14%    1.24%       3.38%      3.26%      2.52%        5.77%
2550               Retailing                    2.54%    1.59%       4.12%      4.01%      4.03%        8.03%
3010, 3020,        Food & Staples Retailing     1.82%    1.31%       3.13%      2.20%      2.79%        4.99%
3030
3510               Health Care Equipment &      3.20%    1.71%       4.91%      4.33%      3.20%        7.53%
                   Services
3520               Pharmaceuticals &            3.70%    1.87%       5.57%      5.41%      4.74%       10.15%
                   Biotechnology
4010               Banks                        1.46%    1.00%       2.46%      1.38%      1.42%        2.79%
4020               Diversified Financials       3.00%    2.28%       5.28%      4.46%      4.01%        8.47%
4030               Insurance                    1.52%    1.04%       2.56%      2.25%      2.85%        5.10%
4040               Real Estate                  1.30%    1.01%       2.31%      1.12%      1.67%        2.79%
4510               Software & Services          5.02%    2.98%       8.00%      6.92%      6.05%       12.97%
4520               Technology Hardware &        3.64%    2.48%       6.11%      4.73%      4.02%        8.75%
                   Equipment
4530               Semiconductors &             4.81%    2.86%       7.67%      5.01%      3.06%        8.07%
                   Semiconductor Equip
5010               Telecommunication Services   2.31%    1.61%       3.92%      3.70%      3.41%        7.11%
5510               Utilities                    0.94%    0.62%       1.56%      2.11%      4.13%        6.24%

For companies that grant both full value awards and stock options to their employees, apply a premium on full value awards for the past three fiscal years as follows:

CHARACTERISTICS                    ANNUAL STOCK PRICE            PREMIUM
                                   VOLATILITY
High annual volatility             53% and higher                1 full-value award for 1.5 option shares
Moderate annual volatility         25% - 52%                     1 full-value award for 2.0 option shares
Low annual volatility              Less than 25%                 1 full-value award for 4.0 option shares

POOR PAY PRACTICES

Vote AGAINST equity plans if the plan is a vehicle for poor compensation practices.

WITHOLD from compensation committee members if the company has poor compensation practices.

Poor compensation practices include, but are not limited to, the following:

     o Egregious employment contracts including excessive severance provisions;

     o Excessive perks that dominate compensation;

     o Huge bonus payouts without justifiable performance linkage;

     o Performance metrics that are changed during the performance period;

     o Egregious SERP (Supplemental Executive Retirement Plans) payouts;

     o New CEO with overly generous hiring package;

     o Internal pay disparity;

     o Other excessive compensation payouts or poor pay practices at the company.

SPECIFIC TREATMENT OF CERTAIN AWARD TYPES IN EQUITY PLAN
EVALUATIONS:

DIVIDEND EQUIVALENT RIGHTS

Equity plans that have Dividend Equivalent Rights (DERs) associated with them will have a higher calculated award value than those without DERs under the binomial model, based on the value of these dividend streams. The higher value will be applied to new shares, shares available under existing plans, and shares awarded but not exercised per the plan specifications. DERS transfer more shareholder equity to employees and non-employee directors and this cost should be captured.

LIBERAL SHARE RECYCLING PROVISIONS

Under net share counting provisions, shares tendered by an option holder to pay for the exercise of an option, shares withheld for taxes or shares repurchased by the company on the open market can be recycled back into the equity plan for awarding again. All awards with such provisions should be valued as full-value awards. Stock-settled stock appreciation rights (SSARs) will also be considered as full-value awards if a company counts only the net shares issued to employees towards their plan reserve.

TRANSFERABLE STOCK OPTION AWARDS

For transferable stock option award types within a new equity plan, calculate the cost of the awards by setting their forfeiture rate to zero when comparing to the allowable cap. In addition, in order to vote FOR plans with such awards, the structure and mechanics of the ongoing transferable stock option program must be disclosed to shareholders; and amendments to existing plans that allow for introduction of transferability of stock options should make clear that only options granted post-amendment shall be transferable.

OTHER COMPENSATION PROPOSALS AND POLICIES

401(K) EMPLOYEE BENEFIT PLANS

Vote FOR proposals to implement a 401(k) savings plan for employees.

DIRECTOR COMPENSATION

Vote CASE-BY-CASE on compensation plans for non-employee directors, based on the cost of the plans against the company's allowable cap.

On occasion, director stock plans that set aside a relatively small number of shares when combined with employee or executive stock compensation plans exceed the allowable cap. Vote for the plan if ALL of the following qualitative factors in the board's compensation are met and disclosed in the proxy statement:

     o Director stock ownership guidelines with a minimum of three times the annual cash retainer.

     o Vesting schedule or mandatory holding/deferral period:

         - A minimum vesting of three years for stock options or restricted stock; or

         - Deferred stock payable at the end of a three-year deferral period.

     o Mix between cash and equity:

         - A balanced mix of cash and equity, for example 40% cash/60% equity or 50% cash/50% equity; or


         - If the mix is heavier on the equity component, the vesting schedule or deferral period should be more stringent, with the lesser of five years or the term of directorship.

     o No retirement/benefits and perquisites provided to non-employee directors; and

     o Detailed disclosure provided on cash and equity compensation delivered to each nonemployee director for the most recent fiscal year in a table. The column headers for the table may include the following: name of each non-employee director, annual retainer, board meeting fees, committee retainer, committee-meeting fees, and equity grants.

DIRECTOR RETIREMENT PLANS

Vote AGAINST retirement plans for non-employee directors.

Vote FOR shareholder proposals to eliminate retirement plans for non-employee directors.

DISCLOSURE OF CEO COMPENSATION-TALLY SHEET

Encourage companies to provide better and more transparent disclosure related to CEO pay. Consider withhold votes in the future from the compensation committee and voting against equity plans if compensation disclosure is not improved and a tally sheet is not provided.

In addition to the current SEC requirements, the following table sets forth the current minimum standard on CEO pay disclosure according to ISS's guidelines:

COMPONENT                                AMOUNT EARNED/GRANTED                  DESCRIPTION
Base Salary                              Current figure                         Explanation of any increase in base
                                                                                salary


                                      B-32


COMPONENT                                AMOUNT EARNED/GRANTED                  DESCRIPTION

Annual Incentive                         Target:                                Explanation of specific
                                         Actual earned:                         performance measures and
                                                                                actual deliverables.


                                                                                State amount tied
                                                                                to actual performance.

                                                                                State any discretionary bonus.

Stock Options                            Number granted:                        Rationale for determining the
                                         Exercise price:                        number of stock options
                                         Vesting:                               issued to CEO.
                                         Grant value:
                                                                                Accumulated dividend equivalents
                                                                                (if any).

Restricted Stock                         Number granted:                        Performance based or time
                                         Vesting:                               based.
                                         Grant value:
                                                                                Rationale for determining
                                                                                the number of restricted
                                                                                stock issued to CEO.

                                                                                Accumulated dividends on
                                                                                vested and unvested portion.

Performance Shares                       Minimum:                               Explanation of specific
                                         Target:                                performance measures and
                                         Maximum:                               actual deliverables.
                                         Actual earned:                         Any dividends on unearned
                                         Grant value:                           performance shares.

Deferred compensation                    Executive portion:                     Provide structure and terms of
                                         Company match (if any):                program.

                                         Accumulated executive                  Explanation of interest,
                                         portion:                               formulas, minimum
                                                                                guarantees or multipliers on
                                         Accumulated company match              deferred compensation.
                                         (if any):
                                                                                Any holding periods on the
                                                                                company match portion.
                                                                                Funding mechanism

                                      B-33


COMPONENT                                AMOUNT EARNED/GRANTED                  DESCRIPTION

Supplemental retirement                  Actual projected payment               Provide structure and terms of
benefit                                  obligations                            program.

                                                                                Explanation of formula,
                                                                                additional credits for years
                                                                                not worked, multipliers or
                                                                                interest on SERPs.

                                                                                Funding mechanism.

Executive perquisites                    Breakdown of the market                The types of perquisites
                                         value of various perquisites           provided. Examples: company
                                                                                aircraft, company cars, etc.

Gross-ups (if any)                       Breakdown of gross-ups for
                                         any pay component

Severance associated with                Estimated payout amounts for           Single trigger or double
change-in-control                        cash, equity and benefits              trigger

Severance (Termination                   Estimated payout amounts for
scenario under "for cause" and           cash, equity and benefits
"not for cause")                         under different scenarios

Post retirement package                  Estimated value of consulting
                                         agreement and continuation of
                                         benefits

ESTIMATED TOTAL PACKAGE                  $

See the remedy for Pay for Performance disconnect for a more qualitative description of certain pay components.

EMPLOYEE STOCK OWNERSHIP PLANS (ESOPS)

Vote FOR proposals to implement an ESOP or increase authorized shares for existing ESOPs, unless the number of shares allocated to the ESOP is excessive (more than five percent of outstanding shares).

EMPLOYEE STOCK PURCHASE PLANS-- QUALIFIED PLANS

Vote CASE-BY-CASE on qualified employee stock purchase plans. Vote FOR employee stock purchase plans where all of the following apply:

     o Purchase price is at least 85 percent of fair market value;

     o Offering period is 27 months or less; and

     o The number of shares allocated to the plan is ten percent or less of the outstanding shares.

Vote AGAINST qualified employee stock purchase plans where any of the following apply:

     o Purchase price is less than 85 percent of fair market value; or

     o Offering period is greater than 27 months; or

     o The number of shares allocated to the plan is more than ten percent of the outstanding shares.

                                      B-34


EMPLOYEE STOCK PURCHASE PLANS-- NON-QUALIFIED PLANS

Vote CASE-by-CASE on nonqualified employee stock purchase plans. Vote FOR nonqualified employee stock purchase plans with all the following features:

   o Broad-based participation (i.e., all employees of the company with the exclusion of individuals with 5 percent or more of beneficial ownership of the company);

   o Limits on employee contribution, which may be a fixed dollar amount or expressed as a percent of base salary;

   o Company matching contribution up to 25 percent of employee's contribution, which is effectively a discount of 20 percent from market value;

   o No discount on the stock price on the date of purchase since there is a company matching contribution.

Vote AGAINST nonqualified employee stock purchase plans when any of the plan features do not meet the above criteria. If the company matching contribution exceeds 25 percent of employee's contribution, evaluate the cost of the plan against its allowable cap.

INCENTIVE BONUS PLANS AND TAX DEDUCTIBILITY PROPOSALS (OBRA-RELATED COMPENSATION PROPOSALS)

Vote FOR proposals that simply amend shareholder-approved compensation plans to include administrative features or place a cap on the annual grants any one participant may receive to comply with the provisions of Section 162(m).

Vote FOR proposals to add performance goals to existing compensation plans to comply with the provisions of Section 162(m) unless they are clearly inappropriate.

Vote CASE-BY-CASE on amendments to existing plans to increase shares reserved and to qualify for favorable tax treatment under the provisions of Section 162(m) as long as the plan does not exceed the allowable cap and the plan does not violate any of the supplemental policies.

Generally vote FOR cash or cash and stock bonus plans that are submitted to shareholders for the purpose of exempting compensation from taxes under the provisions of Section 162(m) if no increase in shares is requested.

OPTION EXCHANGE PROGRAMS/REPRICING OPTIONS

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options taking into consideration:

     o Historic trading patterns;

     o Rationale for the repricing;

     o Value-for-value exchange;

     o Treatment of surrendered options;

     o Option vesting;

     o Term of the option;

     o Exercise price;

     o Participation.

                                      B-35


If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company's three-year average burn rate.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

STOCK PLANS IN LIEU OF CASH

Vote CASE-by-CASE on plans which provide participants with the option of taking all or a portion of their cash compensation in the form of stock.

Vote FOR non-employee director only equity plans which provide a dollar-for-dollar cash for stock exchange.

Vote CASE-by-CASE on plans which do not provide a dollar-for-dollar cash for stock exchange. In cases where the exchange is not dollar-for-dollar, the request for new or additional shares for such equity program will be considered using the binomial option pricing model. In an effort to capture the total cost of total compensation, ISS will not make any adjustments to carve out the in-lieu-of cash compensation.

TRANSFER PROGRAMS OF STOCK OPTIONS

One-time Transfers: WITHHOLD votes from compensation committee members if they fail to submit one-time transfers for to shareholders for approval.

Vote CASE-BY-CASE on one-time transfers. Vote FOR if:

     o Executive officers and non-employee directors are excluded from participating;

     o Stock options are purchased by third-party financial institutions at a discount to their fair value using option pricing models such as Black-Scholes or a Binomial Option Valuation or other appropriate financial models;

     o There is a two-year minimum holding period for sale proceeds (cash or stock) for all participants.

Additionally, management should provide a clear explanation of why options are being transferred and whether the events leading up to the decline in stock price were beyond management's control. A review of the company's historic stock price volatility should indicate if the options are likely to be back "in-the-money" over the near term.

SHAREHOLDER PROPOSALS ON COMPENSATION

DISCLOSURE/SETTING LEVELS OR TYPES OF COMPENSATION FOR EXECUTIVES AND
DIRECTORS

Generally, vote FOR shareholder proposals seeking additional disclosure of executive and director pay information, provided the information requested is relevant to shareholders' needs, would not put the company at a competitive disadvantage relative to its industry, and is not unduly burdensome to the company.

Vote AGAINST shareholder proposals seeking to set absolute levels on compensation or otherwise dictate the amount or form of compensation.

                                      B-36


Vote AGAINST shareholder proposals requiring director fees be paid in stock only.

Vote CASE-BY-CASE on all other shareholder proposals regarding executive and director pay, taking into account company performance, pay level versus peers, pay level versus industry, and long term corporate outlook.

OPTION EXPENSING

Generally vote FOR shareholder proposals asking the company to expense stock options, unless the company has already publicly committed to expensing options by a specific date.

OPTION REPRICING

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

PENSION PLAN INCOME ACCOUNTING

Generally vote FOR shareholder proposals to exclude pension plan income in the calculation of earnings used in determining executive bonuses/compensation.

PERFORMANCE-BASED AWARDS

Generally vote FOR shareholder proposals advocating the use of performance-based awards like indexed, premium-priced, and performance-vested options or performance-based shares, unless:

   o The proposal is overly restrictive (e.g., it mandates that awards to all employees must be performance-based or all awards to top executives must be a particular type, such as indexed options);

   o The company demonstrates that it is using a substantial portion of performance-based awards for its top executives, where substantial portion would constitute 50 percent of the shares awarded to those executives for that fiscal year.

SEVERANCE AGREEMENTS FOR EXECUTIVES/GOLDEN PARACHUTES

Vote FOR shareholder proposals to require golden parachutes or executive severance agreements to be submitted for shareholder ratification, unless the proposal requires shareholder approval prior to entering into employment contracts.

Vote on a CASE-BY-CASE basis on proposals to ratify or cancel golden parachutes. An acceptable parachute should include, but is not limited to, the following:

     o The triggering mechanism should be beyond the control of management;

     o The amount should not exceed three times base amount (defined as the average annual taxable W-2 compensation during the five years prior to the year in which the change of control occurs;

     o Change-in-control payments should be double-triggered, i.e., (1) after a change in control has taken place, and (2) termination of the executive as a result of the change in control. Change in control is defined as a change in the company ownership structure.

SUPPLEMENTAL EXECUTIVE RETIREMENT PLANS (SERPS)

Generally vote FOR shareholder proposals requesting to put extraordinary benefits contained in SERP agreements to a shareholder vote unless the company's

                                      B-37

executive pension plans do not contain excessive benefits beyond what is offered under employee-wide plans.

9. CORPORATE RESPONSIBILITY
CONSUMER ISSUES AND PUBLIC SAFETY
ANIMAL RIGHTS

Generally vote AGAINST proposals to phase out the use of animals in product testing unless:

     o The company is conducting animal testing programs that are unnecessary or not required by regulation;

     o The company is conducting animal testing when suitable alternatives are accepted and used at peer firms;

     o The company has been the subject of recent, significant controversy related to its testing programs.

Generally vote FOR proposals seeking a report on the company's animal welfare standards unless:

     o The company has already published a set of animal welfare standards and monitors compliance;

     o The company's standards are comparable to or better than those of peer firms; and

     o There are no serious controversies surrounding the company's treatment of animals.

DRUG PRICING

Generally vote AGAINST proposals requesting that companies implement specific price restraints on pharmaceutical products unless the company fails to adhere to legislative guidelines or industry norms in its product pricing.

Vote CASE-BY-CASE on proposals requesting that the company evaluate their product pricing considering:

     o The existing level of disclosure on pricing policies;

     o Deviation from established industry pricing norms;

     o The company's existing initiatives to provide its products to needy consumers;

     o Whether the proposal focuses on specific products or geographic regions.

DRUG REIMPORTATION

Generally vote FOR proposals requesting that companies report on the financial and legal impact of their policies regarding prescription drug reimportation unless such information is already publicly disclosed.

Generally vote AGAINST proposals requesting that companies adopt specific policies to encourage or constrain prescription drug reimportation.

GENETICALLY MODIFIED FOODS

Vote AGAINST proposals asking companies to voluntarily label genetically engineered (GE) ingredients in their products or alternatively to provide interim labeling and eventually eliminate GE ingredients due to the costs and feasibility of labeling and/or phasing out the use of GE ingredients.

                                      B-38


Vote CASE-BY-CASE on proposals asking for a report on the feasibility of labeling products containing GE ingredients taking into account:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on GE product labeling and related voluntary initiatives and how this disclosure compares with peer company disclosure;

     o Company's current disclosure on the feasibility of GE product labeling, including information on the related costs;

     o Any voluntary labeling initiatives undertaken or considered by the company.

Vote CASE-BY-CASE on proposals asking for the preparation of a report on the financial, legal, and environmental impact of continued use of GE ingredients/seeds. Evaluate the following:

     o The relevance of the proposal in terms of the company's business and the proportion of it affected by the resolution;

     o The quality of the company's disclosure on risks related to GE product use and how this disclosure compares with peer company disclosure;

     o The percentage of revenue derived from international operations, particularly in Europe, where GE products are more regulated and consumer backlash is more pronounced.

Vote AGAINST proposals seeking a report on the health and environmental effects of genetically modified organisms (GMOs). Health studies of this sort are better undertaken by regulators and the scientific community.

Vote AGAINST proposals to completely phase out GE ingredients from the company's products or proposals asking for reports outlining the steps necessary to eliminate GE ingredients from the company's products. Such resolutions presuppose that there are proven health risks to GE ingredients (an issue better left to federal regulators) that outweigh the economic benefits derived from biotechnology.

HANDGUNS

Generally vote AGAINST requests for reports on a company's policies aimed at curtailing gun violence in the United States unless the report is confined to product safety information. Criminal misuse of firearms is beyond company control and instead falls within the purview of law enforcement agencies.

HIV/AIDS

Vote CASE-BY-CASE on requests for reports outlining the impact of the health pandemic (HIV/AIDS, malaria and tuberculosis) on the company's Sub-Saharan operations and how the company is responding to it, taking into account:

     o The nature and size of the company's operations in Sub-Saharan Africa and the number of local employees;

     o The company's existing healthcare policies, including benefits and healthcare access for local workers;

     o Company donations to healthcare providers operating in the region.

                                      B-39


Vote AGAINST proposals asking companies to establish, implement, and report on a standard of response to the HIV/AIDS, TB, and malaria health pandemic in Africa and other developing countries, unless the company has significant operations in these markets and has failed to adopt policies and/or procedures to address these issues comparable to those of industry peers.

PREDATORY LENDING

Vote CASE-BY CASE on requests for reports on the company's procedures for preventing predatory lending, including the establishment of a board committee for oversight, taking into account:

     o Whether the company has adequately disclosed mechanisms in place to prevent abusive lending practices;

     o Whether the company has adequately disclosed the financial risks of its subprime business;

     o Whether the company has been subject to violations of lending laws or serious lending controversies;

     o Peer companies' policies to prevent abusive lending practices.

TOBACCO

Most tobacco-related proposals should be evaluated on a CASE-BY-CASE basis, taking into account the following factors: Second-hand smoke:

     o Whether the company complies with all local ordinances and regulations;

     o The degree that voluntary restrictions beyond those mandated by law might hurt the company's competitiveness;

     o The risk of any health-related liabilities.

Advertising to youth:

     o Whether the company complies with federal, state, and local laws on the marketing of tobacco or if it has been fined for violations;

     o Whether the company has gone as far as peers in restricting advertising;

     o Whether the company entered into the Master Settlement Agreement, which restricts marketing of tobacco to youth;

     o Whether restrictions on marketing to youth extend to foreign countries.

Cease production of tobacco-related products or avoid selling products to tobacco companies:

     o The percentage of the company's business affected;

     o The economic loss of eliminating the business versus any potential tobacco-related liabilities.

Spin-off tobacco-related businesses:

     o The percentage of the company's business affected;

     o The feasibility of a spin-off;

     o Potential future liabilities related to the company's tobacco business.

Stronger product warnings:

Vote AGAINST proposals seeking stronger product warnings. Such decisions are better left to public health authorities.

                                      B-40


Investment in tobacco stocks:
Vote AGAINST proposals prohibiting investment in tobacco equities. Such decisions are better left to portfolio managers.

TOXIC CHEMICALS

Generally vote FOR resolutions requesting that a company discloses its policies related to toxic chemicals.

Vote CASE-BY-CASE on resolutions requesting that companies evaluate and disclose the potential financial and legal risks associated with utilizing certain chemicals, considering:

     o Current regulations in the markets in which the company operates;

     o Recent significant controversy, litigation, or fines stemming from toxic chemicals or ingredients at the company; and

     o The current level of disclosure on this topic.

Generally vote AGAINST resolutions requiring that a company reformulate its products within a certain timeframe unless such actions are required by law in specific markets.

ENVIRONMENT AND ENERGY
ARCTIC NATIONAL WILDLIFE REFUGE

Generally vote AGAINST request for reports outlining potential environmental damage from drilling in the Arctic National Wildlife Refuge (ANWR) unless:

     o New legislation is adopted allowing development and drilling in the ANWR region;

     o The company intends to pursue operations in the ANWR; and

     o The company does not currently disclose an environmental risk report for their operations in the ANWR.

CERES PRINCIPLES

Vote CASE-BY-CASE on proposals to adopt the CERES Principles, taking into account:

     o The company's current environmental disclosure beyond legal requirements, including environmental health and safety (EHS) audits and reports that may duplicate CERES;

     o The company's environmental performance record, including violations of federal and state regulations, level of toxic emissions, and accidental spills;

     o Environmentally conscious practices of peer companies, including endorsement of CERES;

     o Costs of membership and implementation.

CONCENTRATED AREA FEEDING OPERATIONS (CAFOS)

Vote FOR resolutions requesting that companies report to shareholders on the risks and liabilities associated with CAFOs unless:

   o The company has publicly disclosed guidelines for its corporate and contract farming operations, including compliance monitoring; or

   o The company does not directly source from CAFOs.

ENVIRONMENTAL-ECONOMIC RISK REPORT

                                      B-41


Vote CASE-BY-CASE on proposals requesting an economic risk assessment of environmental performance considering:

     o The feasibility of financially quantifying environmental risk factors;

     o The company's compliance with applicable legislation and/or regulations regarding environmental performance;

     o The costs associated with implementing improved standards;

     o The potential costs associated with remediation resulting from poor environmental performance; and

     o The current level of disclosure on environmental policies and initiatives.

ENVIRONMENTAL REPORTS

Generally vote FOR requests for reports disclosing the company's environmental policies unless it already has well-documented environmental management systems that are available to the public.

GLOBAL WARMING

Generally vote FOR proposals requesting a report on greenhouse gas emissions from company operations and/or products unless this information is already publicly disclosed or such factors are not integral to the company's line of business.

Generally vote AGAINST proposals that call for reduction in greenhouse gas emissions by specified amounts or within a restrictive time frame unless the company lags industry standards and has been the subject of recent, significant fines or litigation resulting from greenhouse gas emissions.

KYOTO PROTOCOL COMPLIANCE

Generally vote FOR resolutions requesting that companies outline their preparations to comply with standards established by Kyoto Protocol signatory markets unless:

     o The company does not maintain operations in Kyoto signatory markets;

     o The company already evaluates and substantially discloses such information; or,

     o Greenhouse gas emissions do not significantly impact the company's core businesses.

LAND USE

Generally vote AGAINST resolutions that request the disclosure of detailed information on a company's policies related to land use or development unless the company has been the subject of recent, significant fines or litigation stemming from its land use.

NUCLEAR SAFETY

Generally vote AGAINST resolutions requesting that companies report on risks associated with their nuclear reactor designs and/or the production and interim storage of irradiated fuel rods unless:

   o The company does not have publicly disclosed guidelines describing its policies and procedures for addressing risks associated with its operations;

   o The company is non-compliant with Nuclear Regulatory Commission (NRC) requirements; or

                                      B-42


   o The company stands out amongst its peers or competitors as having significant problems with safety or environmental performance related to its nuclear operations.

OPERATIONS IN PROTECTED AREAS

Generally vote FOR requests for reports outlining potential environmental damage from operations in protected regions, including wildlife refuges unless:

   o The company does not currently have operations or plans to develop operations in these protected regions; or,

   o The company provides disclosure on its operations and environmental policies in these regions comparable to industry peers.

RECYCLING

Vote CASE-BY-CASE on proposals to adopt a comprehensive recycling strategy, taking into account:

     o The nature of the company's business and the percentage affected;

     o The extent that peer companies are recycling;

     o The timetable prescribed by the proposal;

     o The costs and methods of implementation;

     o Whether the company has a poor environmental track record, such as violations of federal and state regulations.

RENEWABLE ENERGY

In general, vote FOR requests for reports on the feasibility of developing renewable energy sources unless the report is duplicative of existing disclosure or irrelevant to the company's line of business.

Generally vote AGAINST proposals requesting that the company invest in renewable energy sources. Such decisions are best left to management's evaluation of the feasibility and financial impact that such programs may have on the company.

SUSTAINABILITY REPORT

Generally vote FOR proposals requesting the company to report on policies and initiatives related to social, economic, and environmental sustainability, unless:

   o The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

   o The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

GENERAL CORPORATE ISSUES
CHARITABLE/POLITICAL CONTRIBUTIONS

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

     o The company is in compliance with laws governing corporate political activities; and

     o The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and not coercive.

                                      B-43


Vote AGAINST proposals to publish in newspapers and public media the company's political contributions as such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions considering:

     o Recent significant controversy or litigation related to the company's political contributions or governmental affairs; and

     o The public availability of a policy on political contributions.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals restricting the company from making charitable contributions. Charitable contributions are generally useful for assisting worthwhile causes and for creating goodwill in the community. In the absence of bad faith, self-dealing, or gross negligence, management should determine which contributions are in the best interests of the company.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

LINK EXECUTIVE COMPENSATION TO SOCIAL PERFORMANCE

Vote CASE-BY-CASE on proposals to review ways of linking executive compensation to social factors, such as corporate downsizings, customer or employee satisfaction, community involvement, human rights, environmental performance, predatory lending, and executive/employee pay disparities. Such resolutions should be evaluated in the context of:

     o The relevance of the issue to be linked to pay;

     o The degree that social performance is already included in the company's pay structure and disclosed;

     o The degree that social performance is used by peer companies in setting pay;

     o Violations or complaints filed against the company relating to the particular social performance measure;

     o Artificial limits sought by the proposal, such as freezing or capping executive pay

     o Independence of the compensation committee;

     o Current company pay levels.

OUTSOURCING/OFFSHORING

Vote CASE-BY-CASE on proposals calling for companies to report on the risks associated with outsourcing, considering:

                                      B-44


     o Risks associated with certain international markets;

     o The utility of such a report to shareholders;

     o The existence of a publicly available code of corporate conduct that applies to international operations.

LABOR STANDARDS AND HUMAN RIGHTS
CHINA PRINCIPLES

Vote AGAINST proposals to implement the China Principles unless:

     o There are serious controversies surrounding the company's China operations; and

     o The company does not have a code of conduct with standards similar to those promulgated by the International Labor Organization (ILO).

COUNTRY-SPECIFIC HUMAN RIGHTS REPORTS

Vote CASE-BY-CASE on requests for reports detailing the company's operations in a particular country and steps to protect human rights, based on:

     o The nature and amount of company business in that country;

     o The company's workplace code of conduct;

     o Proprietary and confidential information involved;

     o Company compliance with U.S. regulations on investing in the country;

     o Level of peer company involvement in the country.

INTERNATIONAL CODES OF CONDUCT/VENDOR STANDARDS

Vote CASE-BY-CASE on proposals to implement certain human rights standards at company facilities or those of its suppliers and to commit to outside, independent monitoring. In evaluating these proposals, the following should be considered:

     o The company's current workplace code of conduct or adherence to other global standards and the degree they meet the standards promulgated by the proponent;

     o Agreements with foreign suppliers to meet certain workplace standards;

     o Whether company and vendor facilities are monitored and how;

     o Company participation in fair labor organizations;

     o Type of business;

     o Proportion of business conducted overseas;

     o Countries of operation with known human rights abuses;

     o Whether the company has been recently involved in significant labor and human rights controversies or violations;

     o Peer company standards and practices;

     o Union presence in company's international factories.

Generally vote FOR reports outlining vendor standards compliance unless any of the following apply:

   o The company does not operate in countries with significant human rights violations; o The company has no recent human rights controversies or violations; or o The company already publicly discloses information on its vendor standards compliance.

MACBRIDE PRINCIPLES

Vote CASE-BY-CASE on proposals to endorse or increase activity on the MacBride Principles, taking into account:

                                      B-45


     o Company compliance with or violations of the Fair Employment Act of 1989;

     o Company antidiscrimination policies that already exceed the legal requirements;

     o The cost and feasibility of adopting all nine principles;

     o The cost of duplicating efforts to follow two sets of standards (Fair Employment and the MacBride Principles);

     o The potential for charges of reverse discrimination;

     o The potential that any company sales or contracts in the rest of the United Kingdom could be negatively impacted;

     o The level of the company's investment in Northern Ireland;

     o The number of company employees in Northern Ireland;

     o The degree that industry peers have adopted the MacBride Principles;

     o Applicable state and municipal laws that limit contracts with companies that have not adopted the MacBride Principles.

MILITARY BUSINESS
FOREIGN MILITARY SALES/OFFSETS

Vote AGAINST reports on foreign military sales or offsets. Such disclosures may involve sensitive and confidential information. Moreover, companies must comply with government controls and reporting on foreign military sales.

LANDMINES AND CLUSTER BOMBS

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in antipersonnel landmine production, taking into account:

     o Whether the company has in the past manufactured landmine components;

     o Whether the company's peers have renounced future production.

Vote CASE-BY-CASE on proposals asking a company to renounce future involvement in cluster bomb production, taking into account:

     o What weapons classifications the proponent views as cluster bombs;

     o Whether the company currently or in the past has manufactured cluster bombs or their components;

     o The percentage of revenue derived from cluster bomb manufacture;

     o Whether the company's peers have renounced future production.

NUCLEAR WEAPONS

Vote AGAINST proposals asking a company to cease production of nuclear weapons components and delivery systems, including disengaging from current and proposed contracts. Components and delivery systems serve multiple military and non-military uses, and withdrawal from these contracts could have a negative impact on the company's business.

OPERATIONS IN NATIONS SPONSORING TERRORISM (E.G., IRAN)

Vote CASE-BY-CASE on requests for a board committee review and report outlining the company's financial and reputational risks from its operations in a terrorism-sponsoring state, taking into account current disclosure on:

   o The nature and purpose of the operations and the amount of business involved (direct and indirect revenues and expenses) that could be affected by political disruption;

                                      B-46


   o Compliance with U.S. sanctions and laws.

SPACED-BASED WEAPONIZATION

Generally vote FOR reports on a company's involvement in spaced-based weaponization unless:

     o The information is already publicly available; or

     o The disclosures sought could compromise proprietary information.

WORKPLACE DIVERSITY
BOARD DIVERSITY

Generally vote FOR reports on the company's efforts to diversify the board, unless:

     o The board composition is reasonably inclusive in relation to companies of similar size and business; or

     o The board already reports on its nominating procedures and diversity initiatives.

Generally vote AGAINST proposals that would call for the adoption of specific committee charter language regarding diversity initiatives unless the company fails to publicly disclose existing equal opportunity or non-discrimination policies.

Vote CASE-BY-CASE on proposals asking the company to increase the representation of women and minorities on the board, taking into account:

     o The degree of board diversity;

     o Comparison with peer companies;

     o Established process for improving board diversity;

     o Existence of independent nominating committee;

     o Use of outside search firm;

     o History of EEO violations.

EQUAL EMPLOYMENT OPPORTUNITY (EEO)

Generally vote FOR reports outlining the company's affirmative action initiatives unless all of the following apply:

     o The company has well-documented equal opportunity programs;

     o The company already publicly reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     o The company has no recent EEO-related violations or litigation.

Vote AGAINST proposals seeking information on the diversity efforts of suppliers and service providers, which can pose a significant cost and administration burden on the company.

GLASS CEILING

Generally vote FOR reports outlining the company's progress towards the Glass Ceiling Commission's business recommendations, unless:

     o The composition of senior management and the board is fairly inclusive;

     o The company has well-documented programs addressing diversity initiatives and leadership development;

                                      B-47


     o The company already issues public reports on its company-wide affirmative initiatives and provides data on its workforce diversity; and

     o The company has had no recent, significant EEO-related violations or litigation.

SEXUAL ORIENTATION

Vote FOR proposals seeking to amend a company's EEO statement in order to prohibit discrimination based on sexual orientation, unless the change would result in excessive costs for the company.

Vote AGAINST proposals to ext end company benefits to or eliminate benefits from domestic partners. Benefits decisions should be left to the discretion of the company.


10. MUTUAL FUND PROXIES
ELECTION OF DIRECTORS

Vote CASE-BY-CASE on the election of directors and trustees, following the same guidelines for uncontested directors for public company shareholder meetings. However, mutual fund boards do not usually have compensation committees, so do not withhold for the lack of this committee.

CONVERTING CLOSED-END FUND TO OPEN-END FUND
Vote CASE-BY-CASE on conversion proposals, considering the following factors:

     o Past performance as a closed-end fund;

     o Market in which the fund invests;

     o Measures taken by the board to address the discount; and

     o Past shareholder activism, board activity, and votes on related proposals.

PROXY CONTESTS

Vote CASE-BY-CASE on proxy contests, considering the following factors:

     o Past performance relative to its peers;

     o Market in which fund invests;

     o Measures taken by the board to address the issues;

     o Past shareholder activism, board activity, and votes on related proposals;

     o Strategy of the incumbents versus the dissidents;

     o Independence of directors;

     o Experience and skills of director candidates;

     o Governance profile of the company;

     o Evidence of management entrenchment.

INVESTMENT ADVISORY AGREEMENTS

Vote CASE-BY-CASE on investment advisory agreements, considering the following factors:

     o Proposed and current fee schedules;

     o Fund category/investment objective;

     o Performance benchmarks;

     o Share price performance as compared with peers;

     o Resulting fees relative to peers;

     o Assignments (where the advisor undergoes a change of control).

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APPROVING NEW CLASSES OR SERIES OF SHARES

Vote FOR the establishment of new classes or series of shares.

PREFERRED STOCK PROPOSALS

Vote CASE-BY-CASE on the authorization for or increase in preferred shares, considering the following factors:

   o Stated specific financing purpose;

   o Possible dilution for common shares;

   o Whether the shares can be used for antitakeover purposes.

1940 ACT POLICIES

Vote CASE-BY-CASE on policies under the Investment Advisor Act of 1940, considering the following factors:

   o Potential competitiveness;

   o Regulatory developments;

   o Current and potential returns; and

   o Current and potential risk.

Generally vote FOR these amendments as long as the proposed changes do not fundamentally alter the investment focus of the fund and do comply with the current SEC interpretation.

CHANGING A FUNDAMENTAL RESTRICTION TO A NONFUNDAMENTAL RESTRICTION

Vote CASE-BY-CASE on proposals to change a fundamental restriction to a non-fundamental restriction, considering the following factors:

     o The fund's target investments;

     o The reasons given by the fund for the change; and

     o The projected impact of the change on the portfolio.

CHANGE FUNDAMENTAL INVESTMENT OBJECTIVE TO NONFUNDAMENTAL

Vote AGAINST proposals to change a fund's fundamental investment objective to nonfundamental.

NAME CHANGE PROPOSALS

Vote CASE-BY-CASE on name change proposals, considering the following factors:

     o Political/economic changes in the target market;

     o Consolidation in the target market; and

     o Current asset composition.

CHANGE IN FUND'S SUBCLASSIFICATION

Vote CASE-BY-CASE on changes in a fund's sub-classification, considering the following factors:

     o Potential competitiveness;

     o Current and potential returns;

     o Risk of concentration;

     o Consolidation in target industry.

DISPOSITION OF ASSETS/TERMINATION/LIQUIDATION

                                      B-49


Vote CASE-BY-CASE on proposals to dispose of assets, to terminate or liquidate, considering the following factors:

     o Strategies employed to salvage the company;

     o The fund's past performance;

     o The terms of the liquidation.

CHANGES TO THE CHARTER DOCUMENT

Vote CASE-BY-CASE on changes to the charter document, considering the following factors:

     o The degree of change implied by the proposal;

     o The efficiencies that could result;

     o The state of incorporation;

     o Regulatory standards and implications.

Vote AGAINST any of the following changes:

     o Removal of shareholder approval requirement to reorganize or terminate the trust or any of its series;

     o Removal of shareholder approval requirement for amendments to the new declaration of trust;

     o Removal of shareholder approval requirement to amend the fund's management contract, allowing the contract to be modified by the investment manager and the trust management, as permitted by the 1940 Act;

     o Allow the trustees to impose other fees in addition to sales charges on investment in a fund, such as deferred sales charges and redemption fees that may be imposed upon redemption of a fund's shares;

     o Removal of shareholder approval requirement to engage in and terminate subadvisory arrangements;

     o Removal of shareholder approval requirement to change the domicile of the fund.

CHANGING THE DOMICILE OF A FUND

Vote CASE-BY-CASE on re-incorporations, considering the following factors:

     o Regulations of both states;

     o Required fundamental policies of both states;

     o The increased flexibility available.

AUTHORIZING THE BOARD TO HIRE AND TERMINATE SUBADVISORS WITHOUT
SHAREHOLDER APPROVAL

Vote AGAINST proposals authorizing the board to hire/terminate subadvisors without shareholder approval.

DISTRIBUTION AGREEMENTS

Vote CASE-BY-CASE on distribution agreement proposals, considering the following factors:

     o Fees charged to comparably sized funds with similar objectives;

     o The proposed distributor's reputation and past performance;

     o The competitiveness of the fund in the industry;

     o The terms of the agreement.

                                      B-50


MASTER-FEEDER STRUCTURE

Vote FOR the establishment of a master-feeder structure.

MERGERS

Vote CASE-BY-CASE on merger proposals, considering the following factors:

   o Resulting fee structure;

   o Performance of both funds;

   o Continuity of management personnel;

   o Changes in corporate governance and their impact on shareholder rights.

SHAREHOLDER PROPOSALS FOR MUTUAL FUNDS
ESTABLISH DIRECTOR OWNERSHIP REQUIREMENT

Generally vote AGAINST shareholder proposals that mandate a specific minimum amount of stock that directors must own in order to qualify as a director or to remain on the board.

REIMBURSE SHAREHOLDER FOR EXPENSES INCURRED

Vote CASE-BY-CASE on shareholder proposals to reimburse proxy solicitation expenses. When supporting the dissidents, vote FOR the reimbursement of the proxy solicitation expenses.

TERMINATE THE INVESTMENT ADVISOR

Vote CASE-BY-CASE on proposals to terminate the investment advisor, considering the following factors:

     o Performance of the fund's Net Asset Value (NAV);

     o The fund's history of shareholder relations;

     o The performance of other funds under the advisor's management.

                FIRST TRUST TAX-ADVANTAGED PREFERRED INCOME FUND

                                  COMMON SHARES

                       STATEMENT OF ADDITIONAL INFORMATION

                                         , 2006

                           PART C - OTHER INFORMATION

Item 24: Financial Statements and Exhibits

1. Financial Statements:

         Registrant has not conducted any business as of the date of this filing, other than in connection with its organization. Financial Statements indicating that the Registrant has met the net worth requirements of Section 14(a) of the 1940 Act will be filed by Pre-effective Amendment to the Registration Statement.

2. Exhibits:

a. Declaration of Trust dated March 9, 2006. Filed on March 22, 2006 as Exhibit a. to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and incorporated herein by reference.

b.     Amended By-Laws of Fund.

c.     None.

d.     Form of Share Certificate.

e.     Terms and Conditions of the Dividend Reinvestment Plan.

f.     None.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Stonebridge Advisors, LLC.

h.1    Form of Underwriting Agreement.

i.     None.

j.     Form of Custodian Services Agreement between Registrant and PFPC Trust
       Company.

k.1    Form of Transfer Agency Services Agreement between Registrant and PFPC
       Inc.

k.2    Form of Administration and Accounting Services Agreement.

k.3    Form of Additional Compensation Agreement.

l.1    Opinion and consent of Chapman and Cutler LLP.

l.2    Opinion and consent of Bingham McCutchen LLP.

m.     None.

n.     Consent of Independent Registered Public Accounting Firm.

o.     None.

p.     Subscription Agreement between Registrant and First Trust Advisors L.P.

q.     None.

r.1    Code of Ethics of Registrant.

r.2    Code of Ethics of First Trust Portfolios L.P.

r.3    Code of Ethics of First Trust Advisors L.P.

r.4    Code of Ethics of Stonebridge Advisors, LLC.

s. Power of Attorney for Robert F. Keith. (Powers of Attorney for each of the other trustees of the Registrant were filed on May 25, 2006 as Exhibit s. to Pre-Effective Amendment No. 1 to Registrant's Registration Statement on Form N-2 (File No. 333-132639) and are incorporated herein by reference.)

Item 25: Marketing Arrangements

         Reference is made to the Form of Underwriting Agreement among the Registrant, First Trust Advisors L.P., Stonebridge Advisors, LLC and the Underwriters for the Registrant's common shares of beneficial interest as filed herewith as exhibit h.1.

Item 26: Other Expenses of Issuance and Distribution

------------------------------------------------------------ -----------------
Securities and Exchange Commission Fees                      $    10,702.14
------------------------------------------------------------ -----------------
National Association of Securities Dealers, Inc. Fees        $    35,500
------------------------------------------------------------ -----------------
Printing and Engraving Expenses                              $   203,258
------------------------------------------------------------ -----------------
Legal Fees                                                   $   200,000
------------------------------------------------------------ -----------------
Listing Fees                                                 $     5,000
------------------------------------------------------------ -----------------
Accounting Expenses                                          $    10,500
------------------------------------------------------------ -----------------
Blue Sky Filing Fees and Expenses                            $        --
------------------------------------------------------------ -----------------
Miscellaneous Expenses                                       $    51,600
------------------------------------------------------------ -----------------
Total                                                        $   516,560.14
------------------------------------------------------------ -----------------
* To be completed by amendment

Item 27: Persons Controlled by or under Common Control with Registrant

     Not applicable.

Item 28: Number of Holders of Securities

     At June 27, 2006

------------------------------------------ -----------------------------------
Title of Class                             Number of Record Holders
------------------------------------------ -----------------------------------
Common Shares, $0.01 par value             1
------------------------------------------ -----------------------------------

Item 29: Indemnification

Section 5.3 of the Registrant's Declaration of Trust provides as follows:

         (a) Subject to the exceptions and limitations contained in paragraph (b) below:

                   (i) every person who is or has been a Trustee or officer of the Trust (hereinafter referred to as a "Covered Person") shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him or her in connection with any claim, action, suit or proceeding in which that individual becomes involved as a party or otherwise by virtue of being or having been a Trustee or officer and against amounts paid or incurred by that individual in the settlement thereof; and

                  (ii) the words "claim," "action," "suit" or
         "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement or compromise, fines, penalties and other liabilities.

         (b) No indemnification shall be provided hereunder to a Covered Person:

                   (i) against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that the Covered Person engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office;

                  (ii) with respect to any matter as to which the Covered Person shall have been finally adjudicated not to have acted in good faith in the reasonable belief that that individual's action was in the best interest of the Trust; or

                 (iii) in the event of a settlement involving a payment by a Trustee, Trustee Emeritus or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of that individual's office by the court or other body approving the settlement or other disposition or by a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that that individual did not engage in such conduct:

                            (A) by vote of a majority of the
         Disinterested Trustees (as defined below) acting on the matter (provided that a majority of the Disinterested
         Trustees then in office act on the matter); or

                            (B) by written opinion of (i) the
         then-current legal counsel to the Trustees who are not Interested Persons of the Trust or (ii) other legal counsel chosen by a majority of the Disinterested Trustees (or if there are no Disinterested Trustees with respect to the matter in question, by a majority of the Trustees who are not Interested Persons of the Trust) and determined by them in their reasonable judgment to be independent.

         (c) The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such person. Nothing contained herein shall limit the Trust from entering into other insurance arrangements or affect any rights to indemnification to which Trust personnel, including Covered Persons, may be entitled by contract or otherwise under law.

         (d) Expenses of preparation and presentation of a defense to any claim, action, suit, or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the Covered Person to repay such amount if it is ultimately determined that the Covered Person is not entitled to indemnification under this
Section 5.3, provided that either:

                   (i) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

                  (ii) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or legal counsel meeting the requirement in Section 5.3(b)(iii)(B) above in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Covered Person ultimately will be found entitled to indemnification.

         As used in this Section 5.3, a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

         (e) With respect to any such determination or opinion referred to in clause (b)(iii) above or clause (d)(ii) above, a rebuttable presumption shall be afforded that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such Covered Person's office in accordance with pronouncements of the Commission.

Section 10 of the Underwriting Agreement provides as follows:

         10. Indemnification.

         (a) The Company and the Advisors, jointly and severally, agree:

                  (i) to indemnify and hold harmless each
Underwriter, its partners, members, directors and officers and each person, if any, who controls such Underwriter within the meaning of the Securities Act or the Exchange Act, against any losses, claims, damages or liabilities to which such Underwriter or any such controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (A) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto, (B) the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or (C) any alleged act or failure to act by any Underwriter in connection with, or relating in any manner to, the Shares or the offering contemplated hereby, and which is included as part of or referred to in any loss, claim, damage, liability or action arising out of or based upon matters covered by clause (A) or (B) above (provided, however, that neither the Company nor either Advisor shall be liable under this clause (C) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such loss, claim, damage, liability or action resulted directly from any such acts or failures to act undertaken or omitted to be taken by such Underwriter through its gross negligence or willful misconduct); provided, however, that neither the Company or the Advisors will be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement, or omission or alleged omission made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus, or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or an Advisor by or through the Representative specifically for use in the preparation thereof.

                  (ii) to reimburse each Underwriter and each such controlling person upon demand for any legal or other out-of-pocket expenses reasonably incurred by such Underwriter or such controlling person in connection with investigating or defending any such loss, claim, damage or liability, action or proceeding or in responding to a subpoena or governmental inquiry related to the offering of the Shares, whether or not such Underwriter or controlling person is a party to any action or proceeding. In the event that it is finally judicially determined that the Underwriters were not entitled to receive payments for legal and other expenses pursuant to this subparagraph, the Underwriters will promptly return all sums that had been advanced pursuant hereto.

         (b) Each Underwriter severally and not jointly will indemnify and hold harmless the Company and the Advisors, each of their respective trustees, each of their officers who have signed the Registration Statement, and each person, if any, who controls the Company within the meaning of the Securities Act, against any losses, claims, damages or liabilities to which the Company or either Advisor or any such trustee, officer, or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) arise out of or are based upon (i) any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any amendment or supplement thereto, or (ii) the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made; and will reimburse any legal or other expenses reasonably incurred by the Company or any such trustee, officer, or controlling person in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that each Underwriter will be liable in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission has been made in the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or such amendment or supplement, in reliance upon and in conformity with written information furnished to the Company by or through the Representative specifically for use in the preparation thereof.

         (c) In case any proceeding (including any governmental investigation) shall be instituted involving any person in respect of which indemnity may be sought pursuant to this Section, such person (the "indemnified party") shall promptly notify the person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 10(a) or (b) shall be available to any party who shall fail to give notice as provided in this Subsection if the party to whom notice was not given was unaware of the proceeding to which such notice would have related and was materially prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 10(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred (or within 30 days of presentation) the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel, (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel would be inappropriate due to actual or potential differing interests between them or (iii) the indemnifying party shall have failed to assume the defense and employ counsel acceptable to the indemnified party within a reasonable period of time after notice of commencement of the action.

         It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by you in the case of parties indemnified pursuant to Section 10(a) and by the Company in the case of parties indemnified pursuant to Section 10(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgment for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment. In addition, the indemnifying party will not, without the prior written consent of the indemnified party, settle or compromise or consent to the entry of any judgment in any pending or threatened claim, action or proceeding of which indemnification may be sought hereunder

(whether or not any indemnified party is an actual or potential party to such claim, action or proceeding) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action or proceeding.

         (d) If the indemnification provided for in this Section is unavailable to or insufficient to hold harmless an indemnified party under Section 10(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in such proportion as is appropriate to reflect the relative benefits received by the Company and the Advisors (treated as one person for this purpose) on the one hand and the Underwriters on the other from the offering of the Shares. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company or the Advisors on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities, (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company and the Advisors (treated as one person for this purpose) on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by the Company bear to the total underwriting discounts and commissions received by the Underwriters, in each case as set forth in the table on the cover page of the Prospectus. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Advisors on the one hand or the Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

         The Company, the Advisors and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Subsection were determined by pro rata allocation (even if the Underwriters were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to above in this Subsection. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above in this Subsection shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this Subsection, (i) no Underwriter shall be required to contribute any amount in excess of the underwriting discounts and commissions applicable to the Shares purchased by such Underwriter and (ii) no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Underwriters' obligations in this Subsection to contribute are several in proportion to their respective underwriting obligations and not joint.

         (e) In any proceeding relating to the Registration Statement, any Preliminary Prospectus, the Pricing Prospectus, the Prospectus or any supplement or amendment thereto, each party against whom contribution may be sought under this Section hereby consents to the jurisdiction of any court having jurisdiction over any other contributing party, agrees that process issuing from such court may be served upon him or it by any other contributing party and consents to the service of such process and agrees that any other contributing party may join him or it as an additional defendant in any such proceeding in which such other contributing party is a party.

         (f) Any losses, claims, damages, liabilities or expenses for which an indemnified party is entitled to indemnification or contribution under this Section shall be paid by the indemnifying party to the indemnified party as such losses, claims, damages, liabilities or expenses are incurred. The indemnity and contribution agreements contained in this Section and the representations and warranties of the Company and the Advisors set forth in this Agreement shall remain operative and in full force and effect, regardless of (i) any investigation made by or on behalf of any Underwriter or any person controlling any Underwriter, the Company, its trustees or officers or any persons controlling the Company, or the Advisors, or their respective directors or officers or any persons controlling either Advisor
(ii) acceptance of any Shares and payment therefor hereunder, and
(iii) any termination of this Agreement. A successor to any Underwriter, or to the Company or either Advisor, their respective directors or officers, or any person controlling the Company or either Advisor, shall be entitled to the benefits of the indemnity, contribution and reimbursement agreements contained in this Section.

         (g) In addition to the foregoing indemnification, the Company and the Advisors, jointly and severally, agree to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of the Securities Act, against any losses, claims, damages or liabilities described in the indemnity contained in Section 10(a), as limited by the proviso set forth therein, with respect to any advertisement or sales material authorized by the Company for use in the public offering of the Shares pursuant to Rule 482 of the Rules and Regulations under the Securities Act.

         Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

Item 30: Business and Other Connections of Investment Advisers

a) First Trust Advisors L.P. ("First Trust Advisors") serves as investment adviser to the fund and the First Defined Portfolio Fund, LLC and also serves as adviser or sub-adviser to 24 mutual funds, five exchange-traded funds and 12 other closed-end funds and is the portfolio supervisor of certain unit investment trusts. Its principal address is 1001 Warrenville Road, Suite 300, Lisle, Illinois 60532.

The principal business of certain of First Trust Advisors' principal executive officers involves various activities in connection with the family of unit investment trusts sponsored by First Trust Portfolios L.P. ("First Trust Portfolios" or "FTP").
The principal address of First Trust Portfolios is 1001
Warrenville Road, Suite 300, Lisle, Illinois 60532.

Information as to Other Business, Profession, Vocation or
Employment During Past Two Years of the Officers and Directors of
First Trust Advisors is as follows:

Name and Position with First Trust Advisors L.P.        Employment During Past Two Years
------------------------------------------------------- --------------------------------------------------------------
James A. Bowen, Managing Director/President             Managing Director/President, FTP; Chairman of the Board of
                                                        Directors, BondWave LLC and Stonebridge Advisors LLC
------------------------------------------------------- --------------------------------------------------------------
Ronald Dean McAlister, Managing Director                Managing Director, FTP
------------------------------------------------------- --------------------------------------------------------------
Mark R. Bradley, Chief Financial Officer and Managing   Chief Financial Officer and Managing Director, FTP; Chief
Director                                                Financial Officer, BondWave LLC and Stonebridge Advisors LLC
------------------------------------------------------- --------------------------------------------------------------
Robert W. Bredemeier, Managing Director                 Managing Director, FTP
------------------------------------------------------- --------------------------------------------------------------
Robert Franklin Carey, Chief Investment Officer and     Senior Vice President, FTP
Senior Vice President
------------------------------------------------------- --------------------------------------------------------------
William Scott Jardine, General Counsel                  General Counsel, FTP; Secretary of BondWave LLC and
                                                        Stonebridge Advisors LLC
------------------------------------------------------- --------------------------------------------------------------
Kristi A. Maher, Assistant General Counsel              Assistant General Counsel, FTP
------------------------------------------------------- --------------------------------------------------------------
Scott Hall, Managing Director                           Managing Director, FTP
------------------------------------------------------- --------------------------------------------------------------
Andy Roggensack, Managing Director                      Managing Director, FTP
------------------------------------------------------- --------------------------------------------------------------
Chris Dixon, Senior Vice President                      Senior Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------


                              -10-

Name and Position with First Trust Advisors L.P.        Employment During Past Two Years
------------------------------------------------------- --------------------------------------------------------------
Jane Doyle, Senior Vice President                       Senior Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Jon Carl Erickson, Senior Vice President                Senior Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Ken Hass, Senior Vice President                         Senior Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Jason Henry, Senior Vice President                      Senior Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Daniel J. Lindquist, Senior Vice President              Senior Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
David G. McGarel, Senior Vice President                 Senior Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Mitch Mohr, Senior Vice President, Chief Compliance     Senior Vice President, FTP
Officer
------------------------------------------------------- --------------------------------------------------------------
Bob Porcellino, Senior Vice President                   Senior Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Roger Testin, Senior Vice President                     Senior Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
James M. Dykas, Vice President                          Vice President, FTP since January 2005; Executive Director,
                                                        Van Kampen Asset Management and Morgan Stanley Investment
                                                        Mangement, December 2002 to January 2005
------------------------------------------------------- --------------------------------------------------------------
James P. Koeneman, Vice President                       Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Alan Rooney, Vice President                             Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Ronda Saeli, Vice President                             Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Kirk Sims, Vice President                               Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Walter E. Stubbings, Jr., Vice President                Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Rick Swiatek, Vice President                            Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Mike Zinsky, Vice President                             Vice President, FTP since April 2005; Tax Senior Manager,
                                                        Blackman Kallick, September 2004 to April 2005; Tax Senior
                                                        Manager, Deloitte & Touche, 1998 t0 April 2005
------------------------------------------------------- --------------------------------------------------------------
Brad Bradley, Assistant Vice President                  Assistant Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Kitty Collins, Assistant Vice President                 Assistant Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Kelley Christensen, Assistant Vice President            Assistant Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Lynae Peays, Assistant Vice President                   Assistant Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Omar Sepulveda, Assistant Vice President                Assistant Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
John Sherren, Assistant Vice President                  Assistant Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------
Michael Stange, Assistant Vice President                Assistant Vice President, FTP
------------------------------------------------------- --------------------------------------------------------------

b) Sub-Adviser. Stonebridge Advisors, LLC serves as an investment sub-adviser of the Fund. Reference is made to: (i) the information set forth under "Management of the Fund" in the Prospectus and "Sub-Adviser" in the Statement of Additional Information; and (ii) the Form ADV of Stonebridge Advisors, LLC (File No. 801-63899) filed with the Commission, all of which are incorporated herein by reference.

Item 31: Location of Accounts and Records.

First Trust Advisors L.P. maintains the Declaration of Trust,
By-Laws, minutes of trustees and shareholders meetings and contracts of the Registrant, all advisory material of the investment adviser, all general and subsidiary ledgers, journals, trial balances, records of all portfolio purchases and sales, and all other required records.

Item 32: Management Services

Not applicable.

Item 33: Undertakings

1. Registrant undertakes to suspend the offering of its shares until it amends its prospectus if (1) subsequent to the effective date of its Registration Statement, the net asset value declines more than 10 percent from its net asset value as of the effective date of the Registration Statement, or (2) the net asset value increases to an amount greater than its net proceeds as stated in the prospectus.

2. Not applicable.

3. Not applicable.

4. Not applicable.

5. The Registrant undertakes that:

a. For purposes of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of a registration statement in reliance upon Rule 430A and contained in the form of prospectus filed by the Registrant under Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of the Registration Statement as of the time it was declared effective.

b. For the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

6. The Registrant undertakes to send by first class mail or other means designed to ensure equally prompt delivery, within two business days of receipt of a written or oral request, any Statement of Additional Information.

                            SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in this City of Lisle, and State of Illinois, on the 27th day of June, 2006.

                                 FIRST TRUST TAX-ADVANTAGED PREFERRED
                                 INCOME FUND

                                 By: /s/ James A. Bowen
                                     ------------------------------------------
                                     James A. Bowen, President

         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

------------------------ ------------------------------  -----------------------
Signature                Title                           Date
------------------------ ------------------------------  -----------------------
/s/ James A. Bowen       President, Chairman of the      June 27, 2006
------------------------ Board and Trustee (Principal
James A. Bowen           Executive Officer)
------------------------ ------------------------------  -----------------------
/s/ Mark R. Bradley      Chief Financial Officer and     June 27, 2006
------------------------ Treasurer (Principal Financial
 Mark R. Bradley         and Accounting Officer)
------------------------ ------------------------------  -----------------------
 Richard E. Erickson (1) Trustee           )
------------------------ ------------------              By:/s/ W. Scott Jardine
 Thomas R. Kadlec (1)    Trustee           )             -----------------------
------------------------ ------------------                 W. Scott Jardine
 Robert F. Keith (2)     Trustee           )                Attorney-In-Fact
------------------------ ------------------                 June 27, 2006
 Niel B. Nielson (1)     Trustee           )
------------------------ ------------------------------ -----------------------

(1) Original powers of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for each of the trustees of the Registrant on whose behalf this Pre-Effective Amendment No. 2 is filed, were previously executed and and were filed as an exhibit on May 25, 2006 to Pre-Effective Amendment No. 1 to Registrant's Registration Statement.

(2) An original power of attorney authorizing James A. Bowen, W. Scott Jardine and Eric F. Fess to execute Registrant's Registration Statement, and Amendments thereto, for Robert F. Keith, on whose behalf this Pre-Effective Amendment No. 2 is filed, was previously executed and is filed as an Exhibit hereto.

                        INDEX TO EXHIBITS

2. Exhibits:

b.     Amended By-Laws of Fund.

d.     Form of Share Certificate.

e.     Terms and Conditions of the Dividend Reinvestment Plan.

g.1 Form of Investment Management Agreement between Registrant and First Trust Advisors L.P.

g.2 Form of Sub-Advisory Agreement between Registrant, First Trust Advisors L.P. and Stonebridge Advisors, LLC.

h.1    Form of Underwriting Agreement.

j.     Form of Custodian Services Agreement between Registrant and PFPC Trust
       Company.

k.1    Form of Transfer Agency Services Agreement between Registrant and
       PFPC Inc.

k.2    Form of Administration and Accounting Services Agreement.

k.3    Form of Additional Compensation Agreement.

l.1    Opinion and consent of Chapman and Cutler LLP.

l.2    Opinion and consent of Bingham McCutchen LLP.

n.     Consent of Independent Registered Public Accounting Firm.

p.     Subscription Agreement between Registrant and First Trust Advisors L.P.

r.1    Code of Ethics of Registrant.

r.2    Code of Ethics of First Trust Portfolios L.P.

r.3    Code of Ethics of First Trust Advisors L.P.

r.4    Code of Ethics of Stonebridge Advisors, LLC.

s.     Power of Attorney for Robert F. Keith.